UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Bernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2013

Date of reporting period: June 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Wealth Strategy Portfolio

June 30, 2013

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,052.80	$3.31	0.65%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.57	$3.26	0.65%

Class B
Actual	$1,000	$1,051.60	$4.58	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.33	$4.51	0.90%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$38,530,609	6.9%
Federal National Mortgage Association	36,666,909	6.6
Exxon Mobil Corp.	6,351,605	1.1
Biogen Idec, Inc.	4,891,065	0.9
Federal Farm Credit Banks	4,719,795	0.8
Bank of America Corp.	4,438,006	0.8
Google, Inc.—Class A	4,366,635	0.8
Pfizer, Inc.	4,288,331	0.8
JPMorgan Chase & Co.	4,273,910	0.8
Citigroup, Inc.	4,236,258	0.8

	$112,763,123	20.3%

SECURITY TYPE BREAKDOWN**

June 30, 2013 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$349,976,995	60.4%
Corporates—Investment Grades	50,028,272	8.6
Governments—Treasuries	38,530,609	6.6
Mortgage Pass-Throughs	36,375,745	6.3
Asset-Backed Securities	24,815,124	4.3
Commercial Mortgage-Backed Securities	17,919,037	3.1
Agencies	11,547,949	2.0
Corporates—Non-Investment Grades	3,081,590	0.5
Collateralized Mortgage Obligations	2,612,035	0.5
Quasi-Sovereigns	2,002,245	0.3
Governments-Sovereign Bonds	1,029,028	0.2
Emerging Markets—Corporate Bonds	668,525	0.1
Other***	735,891	0.1
Short-Term Investments	40,434,271	7.0

Total Investments	$579,757,316	100.0%

*	Long-term investments.

**	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

***	“Other” represents less than 0.1% weightings in the following security types: Local Governments—Municipal Bonds, Preferred Stocks, Warrants and Rights.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–63.1%

FINANCIALS–10.9%
CAPITAL MARKETS–1.3%
Affiliated Managers Group, Inc.(a)	10,770	$1,765,634
BlackRock, Inc.–Class A	3,640	934,934
Credit Suisse Group AG(a)	13,530	358,194
Deutsche Bank AG (REG)	10,256	430,063
Goldman Sachs Group, Inc. (The)	6,100	922,625
Macquarie Group Ltd.	18,157	692,524
State Street Corp.	6,600	430,386
UBS AG(a)	99,732	1,692,833

		7,227,193

COMMERCIAL BANKS–2.3%
Australia & New Zealand Banking Group Ltd.	11,760	305,282
Banco do Brasil SA	34,000	336,899
Bank Hapoalim BM(a)	36,650	165,401
Barclays PLC	84,770	361,013
BNP Paribas SA	2,900	158,760
China Construction Bank Corp.–Class H	196,000	137,733
CIT Group, Inc.(a)	41,200	1,921,156
Fifth Third Bancorp	13,200	238,260
HSBC Holdings PLC	87,740	908,297
KB Financial Group, Inc.	11,345	336,466
KeyCorp	15,100	166,704
Lloyds Banking Group PLC(a)	236,040	226,672
Mitsubishi UFJ Financial Group, Inc.	140,400	867,092
Mizuho Financial Group, Inc.	76,200	158,244
National Australia Bank Ltd.	22,210	600,779
Regions Financial Corp.	20,700	197,271
Sberbank of Russia (Sponsored ADR)	23,279	267,243
Societe Generale SA	17,682	608,534
Sumitomo Mitsui Financial Group, Inc.	10,500	480,617
SunTrust Banks, Inc.	7,700	243,089
US Bancorp	15,800	571,170
Wells Fargo & Co.	79,800	3,293,346

		12,550,028

CONSUMER FINANCE–0.7%
Capital One Financial Corp.	35,000	2,198,350
Discover Financial Services	30,000	1,429,200
Muthoot Finance Ltd.	63,481	108,416
Shriram Transport Finance Co., Ltd.	20,915	251,051

		3,987,017

DIVERSIFIED FINANCIAL SERVICES–2.7%
Bank of America Corp.	227,100	2,920,506
Citigroup, Inc.	60,200	2,887,794
IG Group Holdings PLC	71,294	629,585
ING Groep NV(a)	84,340	770,790
IntercontinentalExchange, Inc.(a)	22,383	3,978,802

JPMorgan Chase & Co.	62,500	$3,299,375
ORIX Corp.	39,000	532,222

		15,019,074

INSURANCE–3.0%
Admiral Group PLC	54,040	1,088,579
Aegon NV	51,769	347,321
AIA Group Ltd.	303,600	1,279,066
Allianz SE	1,740	253,972
American International Group, Inc.(a)	34,900	1,560,030
Aviva PLC	50,440	259,975
BB Seguridade Participacoes SA(a)	41,200	324,231
Berkshire Hathaway, Inc.(a)	7,600	850,592
Brown & Brown, Inc.	13,200	425,568
Chubb Corp. (The)	16,500	1,396,725
Everest Re Group Ltd.	7,600	974,776
Fidelity National Financial, Inc.–Class A	30,600	728,586
Genworth Financial, Inc.–Class A(a)	60,300	688,023
Lancashire Holdings Ltd.	50,040	603,471
MetLife, Inc.	3,300	151,008
Muenchener Rueckversicherungs AG	1,280	235,152
PartnerRe Ltd.	13,700	1,240,672
Progressive Corp. (The)	8,100	205,902
Prudential PLC	67,600	1,103,419
Reinsurance Group of America, Inc.–Class A	10,900	753,299
Suncorp Group Ltd.	31,250	339,409
Torchmark Corp.	8,100	527,634
Travelers Cos., Inc. (The)	6,300	503,496
XL Group PLC	21,500	651,880

		16,492,786

REAL ESTATE INVESTMENT TRUSTS (REITS)–0.2%
Westfield Group	113,150	1,185,091

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.6%
Aeon Mall Co., Ltd.	21,700	538,333
Daito Trust Construction Co., Ltd.	5,000	471,099
Hang Lung Group Ltd.	8,000	42,853
Mitsui Fudosan Co., Ltd.	53,100	1,561,141
Supalai PCL (NVDR)	52,500	29,800
Wharf Holdings Ltd.	117,000	977,279

		3,620,505

THRIFTS & MORTGAGE FINANCE–0.1%
Housing Development Finance Corp.	37,850	549,582

		60,631,276

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–10.1%
AUTO COMPONENTS–0.8%
Cie Generale des Etablissements Michelin–Class B	7,380	$659,889
GKN PLC	94,750	433,708
Lear Corp.	11,300	683,198
Magna International, Inc. (New York)–Class A	12,200	868,884
Nokian Renkaat Oyj	4,900	199,387
TRW Automotive Holdings Corp.(a)	13,900	923,516
Valeo SA(b)	7,020	440,498

		4,209,080

AUTOMOBILES–1.3%
Bayerische Motoren Werke AG	3,590	313,322
Ford Motor Co.	110,700	1,712,529
Harley-Davidson, Inc.	18,131	993,941
Honda Motor Co., Ltd.	14,700	546,097
Kia Motors Corp.	6,710	362,355
Mazda Motor Corp.(a)	93,000	367,670
Nissan Motor Co., Ltd.	43,400	434,981
Renault SA	2,840	191,295
Toyota Motor Corp.	31,800	1,918,106
Volkswagen AG (Preference Shares)	2,770	559,495

		7,399,791

DIVERSIFIED CONSUMER SERVICES–0.2%
Estacio Participacoes SA	69,900	505,607
Kroton Educacional SA	21,100	292,101

		797,708

HOTELS, RESTAURANTS & LEISURE–1.2%
Autogrill SpA(a)	13,790	191,402
Chipotle Mexican Grill, Inc.–Class A(a)	1,950	710,483
Galaxy Entertainment Group Ltd.(a)	90,000	435,443
Melco Crown Entertainment Ltd. (ADR)(a)	12,520	279,947
Melco International Development Ltd.	163,000	306,678
Sands China Ltd.	148,000	695,399
SeaWorld Entertainment, Inc.	12,059	423,271
Sodexo	17,559	1,462,762
Starbucks Corp.	26,960	1,765,610
Whitbread PLC	8,620	400,999

		6,671,994

HOUSEHOLD DURABLES–0.5%
Brookfield Residential Properties, Inc.(a)	22,431	494,828
PulteGroup, Inc.(a)	88,490	1,678,655
Sekisui Chemical Co., Ltd.	12,000	127,422
Sony Corp.	17,800	376,046

Taylor Wimpey PLC	134,582	$196,087

		2,873,038

INTERNET & CATALOG RETAIL–1.2%
Amazon.com, Inc.(a)	11,090	3,079,582
priceline.com, Inc.(a)	4,080	3,374,691

		6,454,273

MEDIA–2.7%
Comcast Corp.–Class A	68,460	2,867,105
Gannett Co., Inc.	16,200	396,252
Liberty Global PLC(a)	5,886	436,035
Liberty Global PLC–Series C(a)	10,000	678,900
Liberty Media Corp.(a)	10,290	1,304,360
Naspers Ltd.	13,150	970,623
News Corp.–Class A	41,800	1,362,680
Regal Entertainment Group–Class A	42,220	755,738
Time Warner Cable, Inc.–Class A	8,500	956,080
Time Warner, Inc.	12,700	734,314
Viacom, Inc.–Class B	21,500	1,463,075
Walt Disney Co. (The)	48,492	3,062,270

		14,987,432

MULTILINE RETAIL–0.3%
Macy’s, Inc.	32,700	1,569,600
Myer Holdings Ltd.(b)	74,920	162,750

		1,732,350

SPECIALTY RETAIL–1.1%
GameStop Corp.–Class A	21,600	907,848
Home Depot, Inc. (The)	3,100	240,157
Kingfisher PLC	37,890	197,551
Lowe’s Cos., Inc.	21,100	862,990
Nitori Holdings Co., Ltd.	7,250	583,691
O’Reilly Automotive, Inc.(a)	7,320	824,378
Shimamura Co., Ltd.	2,200	267,063
Staples, Inc.	9,100	144,326
TJX Cos., Inc.	34,500	1,727,070
Yamada Denki Co., Ltd.(b)	12,490	505,711

		6,260,785

TEXTILES, APPAREL & LUXURY GOODS–0.8%
Cie Financiere Richemont SA	18,960	1,672,049
Hugo Boss AG	1,490	163,839
Li & Fung Ltd.	690,000	938,698
LVMH Moet Hennessy Louis Vuitton SA	2,446	397,119
Samsonite International SA	157,500	378,683
VF Corp.	4,730	913,174

		4,463,562

		55,850,013

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE–7.3%
BIOTECHNOLOGY–2.1%
Actelion Ltd.(a)	11,380	$685,505
Biogen Idec, Inc.(a)	22,728	4,891,065
Celgene Corp.(a)	20,890	2,442,250
Gilead Sciences, Inc.(a)	34,690	1,776,475
Quintiles Transnational Holdings, Inc.(a)	22,700	966,112
Vertex Pharmaceuticals, Inc.(a)	9,700	774,739

		11,536,146

HEALTH CARE EQUIPMENT & SUPPLIES–0.8%
Intuitive Surgical, Inc.(a)	5,750	2,912,835
Medtronic, Inc.	26,300	1,353,661

		4,266,496

HEALTH CARE PROVIDERS & SERVICES–1.3%
Aetna, Inc.	19,900	1,264,446
Health Net, Inc./CA(a)	15,100	480,482
McKesson Corp.	7,150	818,675
UnitedHealth Group, Inc.	41,911	2,744,332
WellPoint, Inc.	24,900	2,037,816

		7,345,751

LIFE SCIENCES TOOLS & SERVICES–0.4%
Eurofins Scientific(a)	4,904	1,034,855
Illumina, Inc.(a)	12,362	925,172
Mettler-Toledo International, Inc.(a)	2,010	404,412

		2,364,439

PHARMACEUTICALS–2.7%
Allergan, Inc./United States	29,883	2,517,344
GlaxoSmithKline PLC	53,360	1,333,798
Johnson & Johnson	22,600	1,940,436
Merck & Co., Inc.	41,200	1,913,740
Novartis AG	11,434	809,877
Pfizer, Inc.	153,100	4,288,331
Roche Holding AG	4,810	1,193,828
Roche Holding AG (Sponsored ADR)	12,800	791,872
Teva Pharmaceutical Industries Ltd.	4,060	158,899

		14,948,125

		40,460,957

INFORMATION TECHNOLOGY–7.3%
COMMUNICATIONS EQUIPMENT–0.3%
Telefonaktiebolaget LM Ericsson–Class B	14,118	160,096
QUALCOMM, Inc.	15,865	969,034
Harris Corp.	12,100	595,925

		1,725,055

COMPUTERS & PERIPHERALS–1.3%
Apple, Inc.	10,230	$4,051,898
Hewlett-Packard Co.	93,800	2,326,240
Fujitsu Ltd.	105,000	434,384
Toshiba Corp.	73,000	349,931

		7,162,453

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.2%
LG Display Co., Ltd.(a)	16,600	396,073
Amphenol Corp.–Class A	10,210	795,768

		1,191,841

INTERNET SOFTWARE & SERVICES–2.0%
Google, Inc.–Class A(a)	4,960	4,366,635
Tencent Holdings Ltd.	6,500	253,807
Baidu, Inc. (Sponsored ADR)(a)(b)	4,910	464,142
LinkedIn Corp.(a)	8,090	1,442,447
eBay, Inc.(a)	46,703	2,415,479
Facebook, Inc.(a)	74,840	1,860,523

		10,803,033

IT SERVICES–1.2%
Amdocs Ltd.	11,200	415,408
Visa, Inc.–Class A	10,410	1,902,427
Cognizant Technology Solutions Corp.–Class A(a)	66,680	4,174,835

		6,492,670

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	46,730	856,094
Micron Technology, Inc.(a)	39,000	558,870
SK Hynix, Inc.(a)	15,200	412,568
Samsung Electronics Co., Ltd.	510	596,100
Samsung Electronics Co., Ltd. (Preference Shares)	710	547,536
Sumco Corp.	28,800	315,471
Applied Materials, Inc.	94,300	1,406,013
Tokyo Electron Ltd.	5,500	278,077

		4,970,729

SOFTWARE–1.4%
Dassault Systemes SA	1,010	123,449
SAP AG	10,404	759,731
Symantec Corp.	37,900	851,613
Nintendo Co., Ltd.	1,800	211,930
Citrix Systems, Inc.(a)	37,640	2,270,821
CA, Inc.	6,100	174,643
ANSYS, Inc.(a)	22,705	1,659,736

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Red Hat, Inc.(a)	12,090	$578,144
Electronic Arts, Inc.(a)	41,700	957,849
SolarWinds, Inc.(a)	8,102	314,439

		7,902,355

		40,248,136

INDUSTRIALS–7.1%
AEROSPACE & DEFENSE–1.7%
Boeing Co. (The)	38,100	3,902,964
European Aeronautic Defence and Space Co. NV	11,550	617,933
Northrop Grumman Corp.	4,100	339,480
Precision Castparts Corp.	17,144	3,874,716
Safran SA	7,290	380,585
Zodiac Aerospace	3,140	415,773

		9,531,451

AIRLINES–0.4%
Delta Air Lines, Inc.(a)	61,100	1,143,181
Japan Airlines Co., Ltd.	6,900	355,217
Qantas Airways Ltd.(a)	211,450	259,721
Turk Hava Yollari	44,677	173,582

		1,931,701

BUILDING PRODUCTS–0.2%
Asahi Glass Co., Ltd.(b)	39,000	252,790
LIXIL Group Corp.	11,000	267,858
Masco Corp.	24,851	484,346

		1,004,994

COMMERCIAL SERVICES & SUPPLIES–0.2%
Aggreko PLC	5,890	147,217
Edenred	10,589	324,232
Stericycle, Inc.(a)	8,179	903,207

		1,374,656

ELECTRICAL EQUIPMENT–0.5%
AMETEK, Inc.	17,612	744,988
Roper Industries, Inc.	6,740	837,243
Sensata Technologies Holding NV(a)	21,380	746,162
Sumitomo Electric Industries Ltd.	56,700	674,959

		3,003,352

INDUSTRIAL CONGLOMERATES–1.1%
Danaher Corp.	39,689	2,512,314
General Electric Co.	135,000	3,130,650
Siemens AG	2,900	293,664

		5,936,628

INDUSTRIAL WAREHOUSE DISTRIBUTION–0.9%
Daiwa House REIT Investment Corp.	25	179,797
Global Logistic Properties Ltd.	771,000	1,667,726
GLP J-Reit	289	282,298
Granite Real Estate Investment(a)	13,250	457,788

Hopewell Holdings Ltd.	74,000	$245,127
Mapletree Logistics Trust	351,000	304,212
Nippon Prologis REIT, Inc.	25	216,931
ProLogis, Inc.	21,043	793,742
STAG Industrial, Inc.	29,590	590,320

		4,737,941

MACHINERY–0.7%
FANUC Corp.	3,200	463,126
Flowserve Corp.	11,607	626,894
IHI Corp.	32,000	121,073
Illinois Tool Works, Inc.	17,900	1,238,143
Komatsu Ltd.	29,700	684,048
Parker Hannifin Corp.	1,900	181,260
Timken Co.	6,000	337,680

		3,652,224

MIXED OFFICE INDUSTRIAL–0.0%
Goodman Group	36,620	162,811

PROFESSIONAL SERVICES–1.1%
Bureau Veritas SA	56,362	1,459,514
Capita PLC	125,656	1,847,017
Intertek Group PLC	39,562	1,758,593
SGS SA	372	798,655

		5,863,779

ROAD & RAIL–0.0%
Tokyu Corp.	25,000	163,694

TRADING COMPANIES & DISTRIBUTORS–0.3%
Mitsubishi Corp.	18,000	307,506
WW Grainger, Inc.	6,000	1,513,080

		1,820,586

		39,183,817

ENERGY–4.7%
ENERGY EQUIPMENT & SERVICES–1.5%
Aker Solutions ASA	24,480	334,201
AMEC PLC	30,398	464,913
Diamond Offshore Drilling, Inc.	12,200	839,238
Halliburton Co.	21,500	896,980
Helix Energy Solutions Group, Inc.(a)	21,800	502,272
Nabors Industries Ltd.	37,400	572,594
National Oilwell Varco, Inc.	9,210	634,569
Oceaneering International, Inc.	13,632	984,231
Schlumberger Ltd.	30,344	2,174,451
Seadrill Ltd.	9,210	370,945
Technip SA	5,555	564,567

		8,338,961

OIL, GAS & CONSUMABLE FUELS–3.2%
Chevron Corp.	22,900	2,709,986
ENI SpA	34,740	713,003
EOG Resources, Inc.	6,111	804,696

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Exxon Mobil Corp.	70,300	$6,351,605
Gazprom OAO (Sponsored ADR)	43,510	285,861
HollyFrontier Corp.	2,700	115,506
JX Holdings, Inc.	57,100	275,702
Marathon Petroleum Corp.	19,700	1,399,882
Noble Energy, Inc.	22,202	1,333,008
Petroleo Brasileiro SA (Sponsored ADR)	17,860	261,828
Phillips 66	8,300	488,953
Royal Dutch Shell PLC (ADR)	13,000	829,400
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	18,375	587,151
Valero Energy Corp.	39,100	1,359,507

		17,516,088

		25,855,049

CONSUMER STAPLES–4.1%
BEVERAGES–0.2%
Anheuser-Busch InBev NV	6,160	554,604
Asahi Group Holdings Ltd.	14,500	359,190
Coca-Cola Enterprises, Inc.	4,000	140,640

		1,054,434

FOOD & STAPLES RETAILING–1.3%
Costco Wholesale Corp.	16,900	1,868,633
CVS Caremark Corp.	6,400	365,952
Jeronimo Martins SGPS SA	37,165	783,309
Koninklijke Ahold NV	36,660	545,242
Kroger Co. (The)	48,300	1,668,282
Olam International Ltd.	818,412	1,053,439
Sugi Holdings Co., Ltd.(b)	7,400	281,458
Tesco PLC	57,580	289,962
Tsuruha Holdings, Inc.	1,400	132,330
Wesfarmers Ltd.	3,750	135,698
WM Morrison Supermarkets PLC	77,970	310,355

		7,434,660

FOOD PRODUCTS–0.4%
Danone SA	2,920	219,783
Hershey Co. (The)	19,810	1,768,637
Nestle SA	4,650	305,135

		2,293,555

HOUSEHOLD PRODUCTS–0.5%
Henkel AG & Co. KGaA	13,681	1,071,495
LG Household & Health Care Ltd.	650	316,612
Procter & Gamble Co. (The)	12,200	939,278
Reckitt Benckiser Group PLC	2,690	190,281

		2,517,666

PERSONAL PRODUCTS–0.2%
Estee Lauder Cos., Inc. (The)–Class A	12,880	847,118

TOBACCO–1.5%
British American Tobacco PLC	43,889	2,251,046
Imperial Tobacco Group PLC	15,610	541,271
Japan Tobacco, Inc.	67,500	2,382,583

Philip Morris International, Inc.	37,765	$3,271,204

		8,446,104

		22,593,537

EQUITY:OTHER–3.4%
DIVERSIFIED/SPECIALTY–2.5%
Armada Hoffler Properties, Inc.	26,112	307,599
British Land Co. PLC	63,044	543,098
Buzzi Unicem SpA	15,980	239,695
Chambers Street Properties	6,142	61,420
Cheung Kong Holdings Ltd.	18,000	242,720
Cofinimmo	1,910	208,903
Country Garden Holdings Co., Ltd.	632,000	326,005
CyrusOne, Inc.	23,274	482,703
Dexus Property Group	479,220	467,335
Digital Realty Trust, Inc.(b)	6,270	382,470
Duke Realty Corp.	32,770	510,884
Dundee Real Estate Investment Trust	10,136	314,575
Evergrande Real Estate Group Ltd.(a)(b)	904,000	333,642
Fibra Uno Administracion SA de CV	113,690	381,761
Hang Lung Properties Ltd.	313,000	1,084,178
Henderson Land Development Co., Ltd.	26,400	157,294
ICADE	5,449	449,475
Land Securities Group PLC	15,731	211,279
LPN Development PCL	230,700	179,264
Mapletree Commercial Trust	291,000	271,198
Mexico Real Estate Management SA de CV(a)	279,540	604,063
Mitsubishi Estate Co., Ltd.	61,000	1,624,057
New World Development Co., Ltd.	582,958	799,248
Sumitomo Realty & Development Co., Ltd.	23,000	916,643
Sun Hung Kai Properties Ltd.	73,708	946,561
Supalai PCL	336,700	192,152
Telecity Group PLC	52,488	808,843
UOL Group Ltd.	78,516	415,067
Vornado Realty Trust	4,920	407,622
Wheelock & Co., Ltd.	46,000	228,921

		14,098,675

HEALTH CARE–0.9%
Chartwell Retirement Residences	26,140	243,827
HCP, Inc.	17,290	785,658
Health Care REIT, Inc.	8,300	556,349
LTC Properties, Inc.	14,400	562,320
Medical Properties Trust, Inc.	40,275	576,738
Omega Healthcare Investors, Inc.	19,850	615,747
Sabra Health Care REIT, Inc.	11,990	313,059
Senior Housing Properties Trust	17,310	448,848
Ventas, Inc.	10,330	717,522

		4,820,068

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TRIPLE NET–0.0%
Realty Income Corp.	3,330	$139,594

		19,058,337

MATERIALS–2.2%
CHEMICALS–1.4%
Arkema SA	3,693	338,520
Axiall Corp.	19,700	838,826
BASF SE	1,730	154,305
Denki Kagaku Kogyo KK	30,000	108,596
Essentra PLC	80,384	859,578
Huntsman Corp.	51,100	846,216
Incitec Pivot Ltd.	90,431	235,451
Koninklijke DSM NV	5,618	366,256
LyondellBasell Industries NV–Class A	22,300	1,477,598
Monsanto Co.	22,529	2,225,865
Nippon Shokubai Co., Ltd.	4,000	40,915
Teijin Ltd.	67,000	146,762
Ube Industries Ltd./Japan	41,000	75,853

		7,714,741

CONSTRUCTION MATERIALS–0.1%
Boral Ltd.	57,750	220,971
Holcim Ltd.(a)	3,026	210,629
Taiheiyo Cement Corp.	87,000	277,634

		709,234

CONTAINERS & PACKAGING–0.2%
Rock Tenn Co.	9,700	968,836

METALS & MINING–0.5%
Anglo American PLC	12,350	237,992
BHP Billiton PLC	26,390	672,888
Dowa Holdings Co., Ltd.	22,000	196,589
Glencore Xstrata PLC	37,911	156,932
KGHM Polska Miedz SA	5,300	192,760
MMC Norilsk Nickel OJSC (ADR)	33,220	478,700
Rio Tinto PLC	13,250	538,864
Vale SA (Sponsored ADR) (Local Preference Shares)	29,640	360,422

		2,835,147

		12,227,958

RETAIL–1.4%
REGIONAL MALL–0.7%
General Growth Properties, Inc.	37,300	741,151
Glimcher Realty Trust	21,349	233,131
Macerich Co. (The)	2,820	171,935
Pennsylvania Real Estate Investment Trust	27,410	517,501
Simon Property Group, Inc.	12,276	1,938,626

		3,602,344

SHOPPING CENTER/OTHER RETAIL–0.7%
Corio NV	5,773	229,755
DDR Corp.	12,490	207,959

Fukuoka REIT Co.	19	$150,695
Japan Retail Fund Investment Corp.	149	311,283
Kimco Realty Corp.	9,030	193,513
Klepierre	10,463	412,340
Link REIT (The)	68,268	335,477
RioCan Real Estate Investment Trust (Toronto)	4,973	119,490
Unibail-Rodamco SE	5,389	1,255,125
Vastned	5,730	234,972
Westfield Retail Trust	217,950	616,382

		4,066,991

		7,669,335

RESIDENTIAL–1.3%
MULTI-FAMILY–1.0%
Associated Estates Realty Corp.	31,540	507,163
AvalonBay Communities, Inc.	2,200	296,802
Berkeley Group Holdings PLC	6,980	226,092
China Overseas Land & Investment Ltd.	198,000	512,950
China Vanke Co., Ltd.–Class B	132,960	236,259
Equity Residential	6,960	404,098
LEG Immobilien AG(a)	10,329	537,789
Mid-America Apartment Communities, Inc.	9,160	620,773
Mirvac Group	131,633	192,710
Persimmon PLC(a)	13,630	244,671
Rossi Residencial SA(a)	178,840	235,637
Stockland	274,529	873,514
Sun Communities, Inc.	11,310	562,786
Wing Tai Holdings Ltd.	168,000	270,828

		5,722,072

SELF STORAGE–0.2%
Extra Space Storage, Inc.	15,190	636,917
Public Storage	4,300	659,319

		1,296,236

SINGLE FAMILY–0.1%
Ply Gem Holdings, Inc.(a)	11,318	227,039

		7,245,347

UTILITIES–1.1%
ELECTRIC UTILITIES–0.6%
American Electric Power Co., Inc.	14,100	631,398
Edison International	20,600	992,096
EDP–Energias de Portugal SA	104,430	336,866
Electricite de France SA	14,720	341,601
NV Energy, Inc.	56,200	1,318,452

		3,620,413

GAS UTILITIES–0.1%
Atmos Energy Corp.	17,100	702,126

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.1%
APR Energy PLC	34,588	528,696

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MULTI-UTILITIES–0.3%
CenterPoint Energy, Inc.	28,600	$671,814
Centrica PLC	60,160	329,058
DTE Energy Co.	2,500	167,525
National Grid PLC	31,870	361,266

		1,529,663

		6,380,898

TELECOMMUNICATION SERVICES–1.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.6%
AT&T, Inc.	53,900	1,908,060
Nippon Telegraph & Telephone Corp.	17,200	896,479
TDC A/S	41,761	338,455
Telenor ASA	11,440	227,233
Vivendi SA	16,994	322,063

		3,692,290

WIRELESS TELECOMMUNICATION SERVICES–0.4%
NTT DoCoMo, Inc.	168	261,358
Vodafone Group PLC	272,253	780,189
Vodafone Group PLC (Sponsored ADR)	38,400	1,103,616

		2,145,163

		5,837,453

OFFICE–0.8%
OFFICE–0.8%
Allied Properties Real Estate Investment Trust	11,906	362,376
Boston Properties, Inc.	1,974	208,198
Brandywine Realty Trust	9,450	127,764
CapitaCommercial Trust	290,000	334,545
Cominar Real Estate Investment Trust	19,103	378,536
Corporate Office Properties Trust	4,841	123,445
Hongkong Land Holdings Ltd.	27,000	184,867
Investa Office Fund	123,270	327,517
Japan Excellent, Inc.(b)	42	236,482
Japan Real Estate Investment Corp.	35	390,976
Kenedix Realty Investment Corp.–Class A(b)	79	314,481
Mack-Cali Realty Corp.	13,910	340,656
Nippon Building Fund, Inc.(b)	17	196,886
Orix JREIT, Inc.	304	346,983
Parkway Properties, Inc./MD	30,638	513,493

		4,387,205

LODGING–0.4%
LODGING–0.4%
Ashford Hospitality Trust, Inc.	44,830	513,303
Great Eagle Holdings Ltd.	71,113	270,531

InterContinental Hotels Group PLC	12,391	$340,532
Pebblebrook Hotel Trust	11,860	306,581
RLJ Lodging Trust	27,320	614,427
Strategic Hotels & Resorts, Inc.(a)	34,120	302,303
		2,347,677

Total Common Stocks (cost $290,794,182)		349,976,995

	Principal Amount (000)
CORPORATES–INVESTMENT GRADES–9.0%
INDUSTRIAL–4.3%
BASIC–0.6%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	U.S.$	189	176,695
Basell Finance Co. BV 8.10%, 3/15/27(c)		145	183,547
Cia Minera Milpo SAA 4.625%, 3/28/23(c)		240	217,568
Dow Chemical Co. (The)
4.125%, 11/15/21		165	168,735
4.375%, 11/15/42		183	161,965
8.55%, 5/15/19		253	322,797
Gerdau Trade, Inc.
4.75%, 4/15/23(c)		395	362,038
5.75%, 1/30/21(c)		101	99,485
Glencore Funding LLC 2.50%, 1/15/19(c)		520	470,449
International Paper Co. 7.95%, 6/15/18		55	67,343
LyondellBasell Industries NV 5.75%, 4/15/24		435	478,355
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		237	217,242
Vale SA 5.625%, 9/11/42		480	418,748

			3,344,967

CAPITAL GOODS–0.2%
Embraer SA 5.15%, 6/15/22		130	130,325
Odebrecht Finance Ltd. 5.125%, 6/26/22(c)		200	196,000
Owens Corning 6.50%, 12/01/16(d)		178	198,699
Republic Services, Inc.
3.80%, 5/15/18		17	17,956
5.25%, 11/15/21		165	181,156
5.50%, 9/15/19		233	263,712

			987,848

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company		Principal Amount (000)	U.S. $ Value

COMMUNICATIONS– MEDIA–0.8%
CBS Corp.
5.75%, 4/15/20	U.S.$	250	$283,365
8.875%, 5/15/19		190	244,861
Comcast Corp. 5.15%, 3/01/20		451	515,622
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22		215	206,527
4.60%, 2/15/21		255	264,471
4.75%, 10/01/14		155	162,204
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(e)		221	227,078
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)		233	233,000
News America, Inc. 6.15%, 3/01/37–2/15/41		352	385,093
Omnicom Group, Inc. 3.625%, 5/01/22		165	159,139
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		435	541,484
Time Warner Cable, Inc.
5.00%, 2/01/20		157	163,889
7.50%, 4/01/14		145	152,078
Time Warner Entertainment Co. LP 8.375%, 3/15/23		311	387,375
WPP Finance 2010 4.75%, 11/21/21		77	79,643
WPP Finance UK 8.00%, 9/15/14		350	377,724

			4,383,553

COMMUNICATIONS– TELECOMMUNICATIONS–0.5%
American Tower Corp. 5.05%, 9/01/20		380	399,339
AT&T, Inc.
4.30%, 12/15/42		23	20,030
4.45%, 5/15/21		251	270,338
5.35%, 9/01/40		328	331,883
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		490	477,989
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	46	43,230
Telecom Italia Capital SA
6.00%, 9/30/34	U.S.$	65	58,942
7.175%, 6/18/19		170	189,191
Telefonica Emisiones SAU 5.462%, 2/16/21		185	190,725

United States Cellular Corp. 6.70%, 12/15/33	U.S.$	135	$131,524
Vodafone Group PLC
6.15%, 2/27/37		375	414,041
7.875%, 2/15/30		100	128,374

			2,655,606

CONSUMER CYCLICAL– AUTOMOTIVE–0.2%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		725	773,158
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		341	364,092

			1,137,250

CONSUMER CYCLICAL– ENTERTAINMENT–0.1%
Time Warner, Inc.
4.70%, 1/15/21		123	131,620
7.625%, 4/15/31		275	346,652
Turner Broadcasting System, Inc. 8.375%, 7/01/13		225	225,000
Viacom, Inc. 5.625%, 9/15/19		83	95,276

			798,548

CONSUMER CYCLICAL– OTHER–0.0%
Host Hotels & Resorts LP 5.25%, 3/15/22		195	202,016

CONSUMER CYCLICAL– RETAILERS–0.1%
Dollar General Corp. 4.125%, 7/15/17		79	83,328
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		475	476,240

			559,568

CONSUMER NON- CYCLICAL–0.4%
Actavis, Inc. 3.25%, 10/01/22		171	159,423
Ahold Finance USA LLC 6.875%, 5/01/29		420	509,679
Bunge Ltd. Finance Corp.
5.10%, 7/15/15		69	74,184
8.50%, 6/15/19		153	188,833
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(c)		260	262,716
ConAgra Foods, Inc. 3.20%, 1/25/23		146	139,616
Kroger Co. (The) 3.40%, 4/15/22		340	331,942
Reynolds American, Inc. 3.25%, 11/01/22		220	204,511

AllianceBernstein Variable Products Series Fund

Company			Principal Amount (000)	U.S. $ Value

Tyson Foods, Inc. 4.50%, 6/15/22	U.S.$		480	$490,476

				2,361,380

ENERGY–0.7%
Anadarko Petroleum Corp. 6.45%, 9/15/36			109	126,303
ConocoPhillips Holding Co. 6.95%, 4/15/29			66	84,064
Encana Corp. 3.90%, 11/15/21			580	588,753
Marathon Petroleum Corp. 5.125%, 3/01/21			163	179,756
Nabors Industries, Inc. 9.25%, 1/15/19			269	333,756
Noble Energy, Inc. 8.25%, 3/01/19			374	471,004
Noble Holding International Ltd. 4.90%, 8/01/20			36	37,915
Phillips 66 4.30%, 4/01/22			665	687,095
Transocean, Inc. 2.50%, 10/15/17			212	209,507
Valero Energy Corp. 6.125%, 2/01/20			275	319,563
Weatherford International Ltd./Bermuda
5.125%, 9/15/20			175	183,425
9.625%, 3/01/19			285	360,303

				3,581,444

TECHNOLOGY–0.4%
Agilent Technologies, Inc. 5.00%, 7/15/20			71	76,495
Baidu, Inc. 2.25%, 11/28/17			380	369,661
Hewlett-Packard Co. 4.65%, 12/09/21			214	214,020
Intel Corp. 4.80%, 10/01/41			265	263,478
Motorola Solutions, Inc.
3.50%, 3/01/23			300	282,807
7.50%, 5/15/25			35	42,483
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22			495	484,069
Total System Services, Inc.
2.375%, 6/01/18			141	136,607
3.75%, 6/01/23			139	129,062

				1,998,682

TRANSPORTATION– AIRLINES–0.1%
Southwest Airlines Co.
5.25%, 10/01/14			307	321,359
5.75%, 12/15/16			155	171,960

				493,319

TRANSPORTATION–RAILROADS–0.1%
CSX Corp.
4.75%, 5/30/42	U.S.$		465	$444,772
5.50%, 8/01/13			35	35,130

				479,902

TRANSPORTATION– SERVICES–0.1%
Asciano Finance Ltd. 3.125%, 9/23/15(c)			470	480,272
Ryder System, Inc.
5.85%, 11/01/16			127	142,120
7.20%, 9/01/15			127	142,530

				764,922

				23,749,005

FINANCIAL INSTITUTIONS–3.6%
BANKING–2.3%
Bank of America Corp.
3.30%, 1/11/23			275	259,915
5.00%, 5/13/21			315	335,873
5.875%, 1/05/21–2/07/42			414	464,015
7.375%, 5/15/14			340	357,709
Series L
5.65%, 5/01/18			90	99,988
Barclays Bank PLC
6.625%, 3/30/22(c)		EUR	300	437,648
7.625%, 11/21/22	U.S.$		480	471,000
Citigroup, Inc.
5.375%, 8/09/20			571	631,411
8.50%, 5/22/19			190	239,405
Compass Bank 5.50%, 4/01/20			314	317,171
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22			485	463,792
Countrywide Financial Corp. 6.25%, 5/15/16			92	100,324
Danske Bank A/S Series E 5.684%, 2/15/17		GBP	182	261,588
Fifth Third Bancorp 3.50%, 3/15/22	U.S.$		188	186,347
Goldman Sachs Group, Inc. (The)
5.75%, 1/24/22			290	319,874
6.00%, 6/15/20			440	494,394
Series G
7.50%, 2/15/19			335	397,837
HSBC Holdings PLC
4.00%, 3/30/22			515	527,269
5.10%, 4/05/21			320	351,571

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company		Principal Amount (000)	U.S. $ Value

ING Bank NV 2.00%, 9/25/15(c)	U.S.$	480	$486,497
JPMorgan Chase & Co.
4.40%, 7/22/20		390	407,834
4.50%, 1/24/22		165	172,775
4.625%, 5/10/21		233	246,288
Series Q
5.15%, 5/01/23		155	147,638
Macquarie Bank Ltd. 5.00%, 2/22/17(c)		90	96,434
Macquarie Group Ltd. 4.875%, 8/10/17(c)		194	204,899
Morgan Stanley
3.75%, 2/25/23		105	100,410
Series G
5.50%, 7/24/20–7/28/21		676	725,021
6.625%, 4/01/18		345	391,042
Murray Street Investment Trust I 4.647%, 3/09/17		44	46,584
National Capital Trust II 5.486%, 3/23/15(c)		91	91,455
Nationwide Building Society 6.25%, 2/25/20(c)		465	518,365
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		121	133,729
Santander US Debt SAU 2.991%, 10/07/13(c)		500	502,851
Societe Generale SA 2.50%, 1/15/14(c)		245	246,813
SouthTrust Corp. 5.80%, 6/15/14		225	235,832
Standard Chartered PLC Series E 4.00%, 7/12/22(c)		470	464,877
UBS AG/Stamford CT 7.625%, 8/17/22		380	417,030
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(c)		230	233,738
Vesey Street Investment Trust I 4.404%, 9/01/16		115	122,463
Wachovia Bank NA 5.85%, 2/01/37		250	278,591

			12,988,297

BROKERAGE–0.1%
Nomura Holdings, Inc. 2.00%, 9/13/16		468	462,778

FINANCE–0.1%
General Electric Capital Corp.
4.65%, 10/17/21		193	204,727
Series G
5.625%, 5/01/18		480	550,562

			755,289

INSURANCE–0.8%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16	U.S.$	160	$184,404
American International Group, Inc.
4.875%, 6/01/22		195	207,855
6.40%, 12/15/20		300	347,906
Coventry Health Care, Inc.
5.95%, 3/15/17		90	101,507
6.125%, 1/15/15		40	42,932
6.30%, 8/15/14		275	290,689
Guardian Life Insurance Co. of America 7.375%, 9/30/39(c)		163	209,597
Hartford Financial Services Group, Inc.
4.00%, 3/30/15		95	99,331
5.125%, 4/15/22		180	195,861
5.50%, 3/30/20		242	267,641
Humana, Inc.
6.45%, 6/01/16		40	45,319
7.20%, 6/15/18		285	339,493
Lincoln National Corp. 8.75%, 7/01/19		98	125,649
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(c)		90	131,895
MetLife, Inc.
7.717%, 2/15/19		112	140,680
10.75%, 8/01/39		140	216,300
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		335	453,284
Prudential Financial, Inc. 5.625%, 6/15/43		320	313,600
WellPoint, Inc. 3.30%, 1/15/23		170	161,832
XL Group PLC
5.25%, 9/15/14		135	141,655
6.375%, 11/15/24		157	178,189

			4,195,619

OTHER FINANCE–0.1%
ORIX Corp. 4.71%, 4/27/15		336	353,253

REITS–0.2%
ERP Operating LP 5.25%, 9/15/14		105	110,448
HCP, Inc. 5.375%, 2/01/21		505	547,794
Health Care REIT, Inc. 5.25%, 1/15/22		505	542,757

			1,200,999

			19,956,235

UTILITY–1.0%
ELECTRIC–0.3%
CMS Energy Corp. 5.05%, 3/15/22		155	167,462

AllianceBernstein Variable Products Series Fund

Company		Principal Amount (000)	U.S. $ Value

Constellation Energy Group, Inc. 5.15%, 12/01/20	U.S.$	89	$97,608
FirstEnergy Corp. Series B 4.25%, 3/15/23		70	65,038
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		395	448,114
Pacific Gas & Electric Co.
4.50%, 12/15/41		190	182,998
6.05%, 3/01/34		38	44,305
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(c)		348	353,954
TECO Finance, Inc.
4.00%, 3/15/16		100	106,605
5.15%, 3/15/20		125	138,174

			1,604,258

NATURAL GAS–0.7%
DCP Midstream LLC 5.35%, 3/15/20(c)		137	145,877
Energy Transfer Partners LP
6.70%, 7/01/18		127	149,143
7.50%, 7/01/38		410	479,198
Enterprise Products Operating LLC 5.20%, 9/01/20		305	341,302
Kinder Morgan Energy Partners LP
3.95%, 9/01/22		424	418,265
4.15%, 3/01/22		220	221,132
Nisource Finance Corp. 6.80%, 1/15/19		502	594,017
ONEOK, Inc. 4.25%, 2/01/22		480	472,253
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		490	476,823
TransCanada PipeLines Ltd. 6.35%, 5/15/67		120	125,141
Williams Cos., Inc. (The) 3.70%, 1/15/23		434	403,222
Williams Partners LP 5.25%, 3/15/20		298	320,261
			4,146,634

			5,750,892

NON CORPORATE SECTORS–0.1%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.1%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		286	258,360

Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)	U.S.$	290	$313,780

			572,140

Total Corporates—Investment Grades (cost $48,157,104)			50,028,272

GOVERNMENTS–TREASURIES–6.9%
UNITED STATES–6.9%
U.S. Treasury Bonds
2.75%, 8/15/42		280	241,675
3.00%, 5/15/42		900	820,406
3.125%, 2/15/43		670	625,403
4.50%, 2/15/36		1,490	1,774,264
4.625%, 2/15/40		3,835	4,673,308
5.375%, 2/15/31		5	6,513
U.S. Treasury Notes
0.50%, 7/31/17		1,155	1,127,299
0.625%, 11/30/17–4/30/18		3,195	3,100,995
0.75%, 6/30/17–12/31/17		1,555	1,528,433
0.875%, 11/30/16		7,325	7,329,578
1.00%, 8/31/16–3/31/17		9,490	9,544,435
1.375%, 6/30/18		2,015	2,013,898
1.625%, 11/15/22		2,175	2,030,397
1.75%, 5/15/22–5/15/23		1,920	1,812,440
2.00%, 11/15/21–2/15/23		1,962	1,901,565
Total Governments—Treasuries (cost $38,269,554)			38,530,609

MORTGAGE PASS-THROUGHS–6.6%
AGENCY FIXED RATE 30-YEAR–5.2%
Federal Home Loan Mortgage Corp. Gold
4.50%, 10/01/39		2,105	2,216,690
Series 2005
5.50%, 1/01/35		552	597,323
Series 2007
5.50%, 7/01/35		59	63,526
Federal National Mortgage Association
3.00%, 7/01/43, TBA		2,550	2,491,430
3.50%, 7/01/43, TBA		14,710	14,932,948
4.00%, 7/01/43, TBA		3,455	3,599,273
4.50%, 7/01/43, TBA		900	952,312
4.50%, 8/01/40		619	655,852
5.00%, 12/01/39		349	385,271
Series 2003
5.00%, 11/01/33		148	160,545
Series 2004
5.50%, 2/01/34–11/01/34		217	237,415
Series 2005
4.50%, 8/01/35		147	155,459

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company			Principal Amount (000)	U.S. $ Value

Series 2006
5.00%, 2/01/36	U.S.$		515	$554,607
Series 2007
4.50%, 9/01/35			131	139,216
5.00%, 11/01/35–7/01/36			166	179,130
5.50%, 1/01/37–8/01/37			826	903,242
Series 2008
5.50%, 8/01/37			361	393,295

				28,617,534

AGENCY FIXED RATE 15-YEAR–1.1%
Federal National Mortgage Association 2.50%, 7/01/28, TBA			6,260	6,296,190

AGENCY ARMS–0.3%
Federal Home Loan Mortgage Corp.
2.372%, 4/01/35(d)			768	816,841
Series 2008
2.718%, 11/01/37(f)			62	66,385
Federal National Mortgage Association
2.464%, 8/01/37(d)			324	346,940
Series 2007
2.379%, 3/01/34(f)			218	231,855

				1,462,021

Total Mortgage Pass-Throughs (cost $36,401,371)				36,375,745

ASSET-BACKED SECURITIES–4.5%
AUTOS–FIXED RATE–3.0%
Ally Auto Receivables Trust Series 2013-SN1, Class A3 0.72%, 5/20/16			776	774,526
Ally Master Owner Trust
Series 2011-3, Class A2
1.81%, 5/15/16			775	781,997
Series 2013-1, Class A2
1.00%, 2/15/18			390	387,047
AmeriCredit Automobile Receivables Trust
Series 2011-4, Class A2
0.92%, 3/09/15			12	11,736
Series 2011-5, Class A2
1.19%, 8/08/15			46	46,168
Series 2012-4, Class A2
0.49%, 4/08/16			549	547,814
Series 2013-1, Class A2
0.49%, 6/08/16			423	422,629
Series 2013-3, Class A3
0.92%, 4/09/18			670	669,468

Avis Budget Rental Car Funding AESOP LLC
Series 2012-2A, Class A
2.802%, 5/20/18(c)	U.S.$		945	$974,455
Series 2012-3A, Class A
2.10%, 3/20/19(c)			345	338,857
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16			395	396,256
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16			364	362,898
CarMax Auto Owner Trust Series 2012-3, Class A2 0.43%, 9/15/15			318	318,369
CFC LLC Series 2013-1A, Class A 1.65%, 7/17/17(c)			381	379,949
Exeter Automobile Receivables Trust
Series 2012-2A, Class A
1.30%, 6/15/17(c)			308	309,271
Series 2013-1A, Class A
1.29%, 10/16/17(c)			264	263,390
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17			386	385,257
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(c)			210	209,741
Ford Auto Securitization Trust
Series 2011-R3A, Class A2
1.96%, 7/15/15(c)		CAD	381	362,608
Series 2013-R1A, Class A2
1.676%, 9/15/16(c)			341	325,145
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$		486	485,455
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18			155	153,567
Ford Credit Floorplan Master Owner Trust
Series 2012-4, Class A1
0.74%, 9/15/16			590	590,750
Series 2013-1, Class A1
0.85%, 1/15/18			279	276,774
Hertz Vehicle Financing LLC
Series 2013-1A, Class A1
1.12%, 8/25/17(c)			345	341,152

AllianceBernstein Variable Products Series Fund

Company		Principal Amount (000)	U.S. $ Value

Series 2013-1A, Class A2
1.83%, 8/25/19(c)	U.S.$	870	$847,965
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)		227	227,201
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(c)		505	503,562
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		140	142,010
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		340	338,963
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		714	708,369
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		411	410,978
Nissan Auto Lease Trust
Series 2012-A, Class A2A
0.68%, 7/15/14		232	231,896
Series 2012-B, Class A2A
0.45%, 6/15/15		231	230,486
Santander Drive Auto Receivables Trust
Series 2012-3, Class A3
1.08%, 4/15/16		530	531,873
Series 2012-6, Class A2
0.47%, 9/15/15		195	195,035
Series 2013-3, Class C
1.81%, 4/15/19		489	474,217
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		317	316,816
Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A3 1.22%, 6/22/15		513	513,924
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		572	571,949

			16,360,523

CREDIT CARDS–FIXED RATE–1.0%
American Express Credit Account Master Trust
Series 2012-2, Class A
0.68%, 3/15/18		1,010	1,008,513

Series 2012-5, Class A
0.59%, 5/15/18	U.S.$	565	$562,183
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(c)		480	451,355
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		195	190,856
Discover Card Execution Note Trust Series 2012-A1, Class A1 0.81%, 8/15/17		304	304,533
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		260	260,506
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		560	557,338
GE Capital Credit Card Master Note Trust
Series 2012-6, Class A
1.36%, 8/17/20		515	507,010
Series 2012-7, Class A
1.76%, 9/15/22		445	425,031
Series 2013-1, Class A
1.35%, 3/15/21		490	476,115
World Financial Network Credit Card Master Trust
Series 2012-B, Class A
1.76%, 5/17/21		310	308,310
Series 2013-A, Class A
1.61%, 12/15/21		246	240,942

			5,292,692

CREDIT CARDS– FLOATING RATE–0.2%
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.89%, 2/15/17(c)(d)		490	490,803
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.763%, 3/18/14(c)(d)		545	546,052

			1,036,855

OTHER ABS–FIXED RATE–0.2%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)		268	267,918
CNH Equipment Trust
Series 2010-C, Class A3
1.17%, 5/15/15		52	52,023
Series 2012-A, Class A3
0.94%, 5/15/17		375	375,303

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company		Principal Amount (000)	U.S. $ Value

GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15	U.S.$	185	$185,301
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(c)		77	76,628

			957,173

AUTOS– FLOATING RATE–0.1%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.682%, 6/20/17(d)		790	790,000

HOME EQUITY LOANS– FLOATING RATE–0.0%
GSAA Home Equity Trust Series 2006-5, Class 2A3 0.463%, 3/25/36(d)		435	276,172
Residential Asset Securities Corp. Trust Series 2003-KS3, Class A2 0.793%, 5/25/33(d)		1	933

			277,105

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		102	100,776

Total Asset-Backed Securities (cost $25,016,765)			24,815,124

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.2%
NON-AGENCY FIXED RATE CMBS–2.7%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-T24, Class AJ 5.598%, 10/12/41		200	188,461
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(c)		495	471,578
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4
5.615%, 4/15/40		108	110,940
Series 2006-C4, Class A1A
5.939%, 3/15/49		320	352,265

Commercial Mortgage Pass-Through Certificates
Series 2006-C3, Class AJ
5.989%, 6/15/38	U.S.$	190	$185,081
Series 2013-SFS, Class A1
1.873%, 4/12/35(c)		249	240,871
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C1, Class A4
4.75%, 1/15/37		59	59,817
Series 2005-C1, Class A4
5.014%, 2/15/38		255	265,513
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.989%, 6/15/38		618	680,746
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.985%, 5/15/46		535	599,659
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		330	321,367
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5, Class AJ
5.406%, 4/10/37		215	183,722
Series 2007-GG9, Class A4
5.444%, 3/10/39		776	858,205
Series 2007-GG9, Class AM
5.475%, 3/10/39		326	342,214
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A6
5.396%, 8/10/38		80	82,274
Series 2012-GCJ7, Class A4
3.377%, 5/10/45		960	946,189
Series 2013-KING, Class A
2.706%, 12/10/27(c)		519	512,780
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2005-CB11, Class A4
5.335%, 8/12/37		168	177,895
Series 2007-CB19, Class AM
5.901%, 2/12/49		175	189,633
Series 2007-LD11, Class A4
6.003%, 6/15/49		251	280,678
Series 2007-LD12, Class AM
6.197%, 2/15/51		280	303,042

AllianceBernstein Variable Products Series Fund

Company			Principal Amount (000)	U.S. $ Value

Series 2010-C2, Class A1
2.749%, 11/15/43(c)	U.S.$		381	$392,876
LB-UBS Commercial Mortgage Trust
Series 2004-C4, Class A4
5.712%, 6/15/29			40	41,141
Series 2006-C1, Class A4
5.156%, 2/15/31			1,095	1,182,781
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class A2
4.96%, 7/12/38			302	305,223
Series 2006-C2, Class A1A
5.739%, 8/12/43			324	360,534
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46			480	527,919
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49			1,218	1,340,468
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.816%, 6/11/42			747	847,288
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(c)			480	470,612
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4
3.091%, 8/10/49			86	80,778
Series 2012-C4, Class A5
2.85%, 12/10/45			168	155,298
Series 2013-C5, Class A4
3.185%, 3/10/46			813	771,033
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.914%, 5/15/43			846	938,262
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46			456	434,269

				15,201,412

NON-AGENCY FLOATING RATE CMBS–0.4%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2007-5, Class AM 5.772%, 2/10/51(f)			150	161,323

Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.894%, 12/05/31(c)(d)	U.S.$		250	$247,844
GS Mortgage Securities Corp. II
Series 2007-EOP, Class E
2.476%, 3/06/20(c)(d)			75	75,304
Series 2013-KYO, Class A
1.043%, 11/08/29(c)(d)			505	500,156
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(c)(f)			276	269,108
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A2 5.291%, 7/12/46(f)			791	796,599

				2,050,334

AGENCY CMBS–0.1%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20			634	667,291

Total Commercial Mortgage-Backed Securities (cost $17,930,065)				17,919,037

AGENCIES–2.1%
AGENCY DEBENTURES–2.1%
Federal Farm Credit Banks 0.223%, 2/13/15(d)			4,715	4,719,795
Federal National Mortgage Association
6.25%, 5/15/29			740	961,980
6.625%, 11/15/30			2,277	3,089,949
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20			3,249	2,776,225

Total Agencies (cost $10,794,664)				11,547,949

CORPORATES–NON-INVESTMENT GRADES–0.6%
FINANCIAL INSTITUTIONS–0.4%
BANKING–0.2%
ABN Amro Bank NV 4.31%, 3/10/16		EUR	90	103,969
Citigroup, Inc. 5.95%, 1/30/23	U.S.$		480	477,648
LBG Capital No.1 PLC 8.00%, 6/15/20(c)			235	238,508

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company			Principal Amount (000)	U.S. $ Value

LBG Capital No.2 PLC Series 22 15.00%, 12/21/19(c)		EUR	140	$254,048

				1,074,173

FINANCE–0.1%
SLM Corp.
7.25%, 1/25/22	U.S.$		340	357,000
Series A
5.375%, 5/15/14			270	275,400

				632,400

OTHER FINANCE–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(c)			173	188,258

				1,894,831

INDUSTRIAL–0.2%
BASIC–0.0%
Eagle Spinco, Inc. 4.625%, 2/15/21(c)			40	38,400

CAPITAL GOODS–0.1%
B/E Aerospace, Inc. 5.25%, 4/01/22			295	293,525
Ball Corp. 5.00%, 3/15/22			290	288,550

				582,075

CONSUMER CYCLICAL– OTHER–0.1%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22			295	297,950

CONSUMER NON-CYCLICAL–0.0%
Olam International Ltd. 6.75%, 1/29/18(c)			128	118,259

ENERGY–0.0%
Cimarex Energy Co. 5.875%, 5/01/22			145	150,075

				1,186,759

Total Corporates—Non-Investment Grades (cost $2,850,157)				3,081,590

COLLATERALIZED MORTGAGE OBLIGATIONS–0.5%
AGENCY FIXED RATE – 0.2%
Federal Home Loan Mortgage Corp.
Series 4119, Class LI
3.50%, 6/15/39(g)			1,764	327,732
Series 4182, Class DI
3.50%, 5/15/39(g)			1,645	296,528

Freddie Mac Series 4135, Class AI 3.50%, 11/15/42	U.S.$		927	$199,079
Freddie Mac Strip Series 283, Class IO 3.50%, 10/15/27(g)			1,177	192,203

				1,015,542

NON-AGENCY FLOATING RATE–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.383%, 12/25/36(d)			456	265,952
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.443%, 3/25/35(d)			246	198,626
IndyMac INDX Mortgage Loan Trust
Series 2006-AR15, Class A1
0.313%, 7/25/36(d)			343	237,529
Series 2006-AR27, Class 2A2
0.393%, 10/25/36(d)			364	296,442

				998,549

NON-AGENCY FIXED RATE–0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.641%, 5/25/35			39	38,454
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36			308	267,040
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36			11	10,991

				316,485

NON-AGENCY ARMs–0.1%
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-HYB2, Class 3A1 2.863%, 2/25/47			366	281,459

Total Collateralized Mortgage Obligations (cost $2,720,881)				2,612,035

AllianceBernstein Variable Products Series Fund

Company			Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS–0.4%
QUASI-SOVEREIGN BONDS–0.4%
INDONESIA–0.0%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)	U.S.$		250	$245,000

KAZAKHSTAN–0.1%
KazMunayGas National Co. JSC 7.00%, 5/05/20(c)			251	283,630

MALAYSIA–0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(c)			460	502,254

SOUTH KOREA–0.1%
Korea National Oil Corp. 3.125%, 4/03/17(c)			485	487,761

UNITED ARAB EMIRATES–0.1%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)			465	483,600

Total Quasi-Sovereigns (cost $1,906,759)				2,002,245

GOVERNMENTS– SOVEREIGN BONDS–0.2%
INDONESIA–0.0%
Indonesia Government International Bond 3.375%, 4/15/23(c)			259	232,453

QATAR–0.1%
State of Qatar 4.50%, 1/20/22(c)			270	289,575

RUSSIA–0.1%
Russian Foreign Bond–Eurobond 7.50%, 3/31/30(c)			231	270,500

TURKEY–0.0%
Republic of Turkey 4.875%, 4/16/43			275	236,500

Total Governments–Sovereign Bonds (cost $1,050,814)				1,029,028

EMERGING MARKETS– CORPORATE BONDS–0.1%
INDUSTRIAL–0.1%
COMMUNICATIONS– TELECOMMUNICATIONS–0.1%
MTS International Funding Ltd. 5.00%, 5/30/23(c)			200	186,912
VimpelCom Holdings BV 5.20%, 2/13/19(c)			200	193,662

				380,574

CONSUMER NON-CYCLICAL–0.0%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)	U.S.$		195	$193,294

ENERGY–0.0%
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(c)			100	94,657

Total Emerging Markets—Corporate Bonds (cost $694,515)				668,525

LOCAL GOVERNMENTS– MUNICIPAL BONDS–0.1%
UNITED STATES–0.1%
California GO
7.625%, 3/01/40 (cost $350,671)			345	463,394

			Shares
PREFERRED STOCKS–0.0%
FINANCIAL INSTITUTIONS–0.0%
INSURANCE–0.0%
Allstate Corp. (The) 5.10% (cost $245,156)			9,175	234,788

WARRANTS–0.0%
CONSUMER STAPLES–0.0%
FOOD & STAPLES RETAILING–0.0%
Olam International Ltd., expiring 12/03/17(a) (cost $0)			117,840	37,709

RIGHTS–0.0%
EQUITY:OTHER–0.0%
DIVERSIFIED/SPECIALTY–0.0%
New Hotel , expiring 6/11/13(a) (cost $0)			5,574	0

			Principal Amount (000)
SHORT-TERM INVESTMENTS–7.3%
TIME DEPOSIT–5.1%
State Street Time Deposit 0.01%, 7/01/13 (cost $28,364,940)	U.S.$		28,365	28,364,940

GOVERNMENTS– TREASURIES–1.1%
Japan Treasury Discount Bill Series 359 Zero Coupon 7/16/13 (cost $5,997,717)		JPY	600,000	6,049,411

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company			Principal Amount (000)		U.S. $ Value

AGENCY DISCOUNT NOTE–1.1%
Federal Home Loan Bank Zero Coupon, 7/10/13 (cost $6,019,920)	U.S.$		6,020		$6,019,920

Total Short-Term Investments (cost $40,382,577)					40,434,271

Total Investments Before Security Lending Collateral for Securities Loaned–104.6% (cost $517,565,235)					579,757,316

Company		Shares		U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.5%
INVESTMENT COMPANIES–0.5%
Alliancebernstein Exchange Reserves–Class I, 0.07%(h) (cost $2,600,978)		2,600,978		$2,600,978

TOTAL INVESTMENTS–105.1% (cost $520,166,213)				582,358,294
Other assets less liabilities–(5.1)%				(28,083,348)

NET ASSETS–100.0%				$554,274,946

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro Stoxx 50 Futures	4	September 2013	$139,879	$135,267	$(4,612)
Topix Index Futures	1	September 2013	110,972	114,035	3,063

					$(1,549)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	JPY	86,344	USD	875	8/16/13	$4,086
Barclays Bank PLC Wholesale	EUR	569	USD	753	9/17/13	12,197
Barclays Bank PLC Wholesale	JPY	169,772	USD	1,713	9/17/13	605
Barclays Bank PLC Wholesale	USD	499	SEK	3,303	9/17/13	(7,741)
BNP Paribas SA	AUD	4,416	USD	4,272	8/16/13	246,889
BNP Paribas SA	JPY	187,702	USD	1,893	8/16/13	423
BNP Paribas SA	KRW	2,282,878	USD	2,061	8/16/13	67,609
BNP Paribas SA	USD	3,591	JPY	344,311	8/16/13	(119,272)
BNP Paribas SA	USD	1,464	SEK	9,574	8/16/13	(37,482)
Canadian Imperial Bank of Commerce	CAD	491	USD	475	9/17/13	9,197
Citibank, NA	USD	2,021	EUR	1,543	8/16/13	(11,808)
Credit Suisse International	CHF	1,711	USD	1,833	8/16/13	20,677
Credit Suisse International	USD	365	AUD	397	8/16/13	(3,465)
Credit Suisse International	USD	3,351	GBP	2,206	8/16/13	3,450
Credit Suisse International	USD	617	GBP	406	9/17/13	606
Deutsche Bank AG London	CAD	929	USD	897	7/18/13	14,476

AllianceBernstein Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	USD	2,326	SEK	15,232	8/16/13	$(57,242)
Goldman Sachs Capital Markets LP	EUR	640	USD	837	8/07/13	3,841
Goldman Sachs Capital Markets LP	AUD	1,643	USD	1,553	8/16/13	54,858
Goldman Sachs Capital Markets LP	BRL	1,276	USD	580	8/16/13	13,064
Goldman Sachs Capital Markets LP	GBP	844	USD	1,308	8/16/13	24,895
Goldman Sachs Capital Markets LP	JPY	34,189	USD	350	8/16/13	5,536
Goldman Sachs Capital Markets LP	USD	1,357	GBP	882	8/16/13	(16,340)
Goldman Sachs Capital Markets LP	USD	715	NZD	840	8/16/13	(66,031)
Goldman Sachs Capital Markets LP	JPY	49,678	USD	508	9/17/13	7,100
Goldman Sachs Capital Markets LP	USD	1,436	EUR	1,097	9/17/13	(7,266)
Goldman Sachs Capital Markets LP	USD	1,800	JPY	169,772	9/17/13	(87,353)
HSBC BankUSA	HKD	34,126	USD	4,399	8/16/13	(1,383)
HSBC BankUSA	USD	1,634	GBP	1,050	8/16/13	(37,229)
JPMorgan Chase Bank, NA	GBP	3,022	USD	4,672	8/16/13	76,765
Royal Bank of Canada	CAD	977	USD	957	9/17/13	30,048
Royal Bank of Scotland PLC	JPY	318,816	USD	3,243	8/16/13	28,063
Royal Bank of Scotland PLC	NZD	840	USD	648	8/16/13	(409)
Royal Bank of Scotland PLC	USD	715	AUD	695	8/16/13	(81,359)
Royal Bank of Scotland PLC	AUD	564	USD	544	9/17/13	30,847
Royal Bank of Scotland PLC	USD	581	CHF	543	9/17/13	(5,839)
Societe Generale	USD	4,106	AUD	4,066	8/16/13	(400,130)
Standard Chartered Bank	BRL	515	USD	227	8/02/13	(2,123)
Standard Chartered Bank	USD	397	SGD	489	8/16/13	(10,724)
State Street Bank & Trust Co.	JPY	600,000	USD	6,023	7/16/13	(26,701)
State Street Bank & Trust Co.	USD	155	CAD	162	7/18/13	(1,162)
State Street Bank & Trust Co.	GBP	171	USD	263	8/07/13	3,587
State Street Bank & Trust Co.	CHF	529	USD	566	8/16/13	5,605
State Street Bank & Trust Co.	JPY	54,422	USD	552	8/16/13	3,385
State Street Bank & Trust Co.	SEK	1,005	USD	149	8/16/13	(1,156)
State Street Bank & Trust Co.	USD	1,776	CHF	1,664	8/16/13	(13,735)
State Street Bank & Trust Co.	USD	3,084	EUR	2,353	8/16/13	(20,235)
State Street Bank & Trust Co.	USD	215	HKD	1,669	8/16/13	138
State Street Bank & Trust Co.	USD	259	JPY	25,894	8/16/13	2,281
State Street Bank & Trust Co.	USD	419	NOK	2,455	8/16/13	(15,345)
State Street Bank & Trust Co.	USD	150	SEK	1,006	8/16/13	(62)
State Street Bank & Trust Co.	CHF	298	USD	317	9/17/13	1,390
State Street Bank & Trust Co.	USD	1,020	SEK	6,846	9/17/13	(556)
UBS AG	USD	480	AUD	466	8/16/13	(55,180)
UBS AG	AUD	811	USD	744	9/17/13	6,921
UBS AG	SEK	4,844	USD	720	9/17/13	(1,578)

						$(410,367)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$1,970	1/30/17	1.059%	3 Month LIBOR	$(9,427)
JPMorgan Chase Bank, NA	2,200	2/7/22	2.043%	3 Month LIBOR	59,571

					$50,144

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
BNP Paribas SA:
Anadarko Petroleum Corp. 5.95%, 9/15/16, 9/20/17*	1.00%	0.85%	$530	$3,424	$(15,153)	$18,577

*	Termination date

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate market value of these securities amounted to $25,132,658 or 4.5% of net assets.

(d)	Floating Rate Security. Stated interest rate was in effect at June 30, 2013.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2013.

(f)	Variable rate coupon, rate shown as of June 30, 2013.

(g)	IO—Interest Only

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

AllianceBernstein Variable Products Series Fund

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

FHLMC—Federal Home Loan Mortgage Corporation

GO—General Obligation

LIBOR—London Interbank Offered Rates

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

REG—Registered Shares

REIT—Real Estate Investment Trust

TBA—To Be Announced

TOPIX—Tokyo Price Index

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $517,565,235)	$579,757,316	(a)
Affiliated issuers (cost $2,600,978—investment of cash collateral for securities loaned)	2,600,978
Cash	15,854	(b)
Foreign currencies, at value (cost $524,490)	520,155
Receivable for investment securities sold and foreign currency transactions	6,332,211
Interest and dividends receivable	1,886,311
Unrealized appreciation of forward currency exchange contracts	679,970
Receivable for capital stock sold	175,013
Unrealized appreciation on interest rate swaps	59,571
Unrealized appreciation on credit default swaps	18,577
Receivable for variation margin on futures	1,327

Total assets	592,047,283

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	33,034,463
Payable for collateral received on securities loaned	2,600,978
Unrealized depreciation of forward currency exchange contracts	1,090,337
Payable for capital stock redeemed	504,019
Advisory fee payable	237,283
Distribution fee payable	99,947
Premium received on credit default swaps	15,153
Unrealized depreciation on interest rate swaps	9,427
Administrative fee payable	7,918
Transfer Agent fee payable	120
Accrued expenses and other liabilities	172,692

Total liabilities	37,772,337

NET ASSETS	$554,274,946

COMPOSITION OF NET ASSETS
Capital stock, at par	$43,864
Additional paid-in capital	471,425,662
Undistributed net investment income	13,312,311
Accumulated net realized gain on investment and foreign currency transactions	7,678,838
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	61,814,271

	$554,274,946

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$40,725,295	3,192,717	$12.76
B	$513,549,651	40,671,033	$12.63

(a)	Includes securities on loan with a value of $2,458,292 (see Note E).

(b)	An amount of $15,854 has been segregated to collateralize margin requirements for open futures contracts outstanding at June 30, 2013.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $174,882)	$4,271,810
Affiliated issuers	2,231
Interest	2,730,907
Securities lending income	58,926

	7,063,874

EXPENSES
Advisory fee (see Note B)	1,547,781
Distribution fee—Class B	651,427
Transfer agency—Class A	328
Transfer agency—Class B	4,094
Custodian	143,390
Printing	38,572
Audit	35,834
Administrative	22,125
Legal	20,126
Directors’ fees	2,229
Miscellaneous	21,772

Total expenses	2,487,678

Net investment income	4,576,196

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	19,442,777	(a)
Futures	42,582
Swaps	1,228
Foreign currency transactions	1,038,644
Net change in unrealized appreciation/depreciation of:
Investments	4,156,481	(b)
Futures	(10,291)
Swaps	169,756
Foreign currency denominated assets and liabilities	(1,317,172)

Net gain on investment and foreign currency transactions	23,524,005

NET INCREASE IN NET ASSETS FROM OPERATIONS	$28,100,201

(a)	Net of foreign capital gains taxes of $594.

(b)	Net of increase in accrued foreign capital gains taxes of $8,000.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$4,576,196		$9,337,388
Net realized gain on investment and foreign currency transactions	20,525,231		19,738,955
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,998,774		40,255,467

Net increase in net assets from operations	28,100,201		69,331,810
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(924,872)
Class B	–0	–	(9,652,511)
CAPITAL STOCK TRANSACTIONS
Net decrease	(23,767,581)		(47,254,527)

Total increase	4,332,620		11,499,900
NET ASSETS
Beginning of period	549,942,326		538,442,426

End of period (including undistributed net investment income of $13,312,311 and $8,736,115, respectively)	$554,274,946		$549,942,326

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2013:

	Level 1	Level 2	Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$38,985,166	$21,646,110	$–0	–	$60,631,276
Consumer Discretionary	40,455,957	15,394,056	–0	–	55,850,013
Health Care	35,244,195	5,216,762	–0	–	40,460,957
Information Technology	35,408,983	4,839,153	–0	–	40,248,136

AllianceBernstein Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Industrials	$24,358,158		$14,825,659		$–0	–	$39,183,817
Energy	22,544,567		3,310,482		–0	–	25,855,049
Consumer Staples	10,869,744		11,723,793		–0	–	22,593,537
Equity:Other	8,412,759		10,645,578		–0	–	19,058,337
Materials	7,196,463		5,031,495		–0	–	12,227,958
Retail	4,123,306		3,546,029		–0	–	7,669,335
Residential	4,688,323		2,557,024		–0	–	7,245,347
Utilities	5,012,107		1,368,791		–0	–	6,380,898
Telecommunication Services	3,350,131		2,487,322		–0	–	5,837,453
Office	2,054,468		2,332,737		–0	–	4,387,205
Lodging	1,736,614		611,063		–0	–	2,347,677
Corporates—Investment Grades	–0	–	50,028,272		–0	–	50,028,272
Governments—Treasuries	–0	–	38,530,609		–0	–	38,530,609
Mortgage Pass-Throughs	–0	–	36,375,745		–0	–	36,375,745
Asset-Backed Securities	–0	–	23,480,070		1,335,054		24,815,124
Commercial Mortgage-Backed Securities	–0	–	16,009,579		1,909,458		17,919,037
Agencies	–0	–	11,547,949		–0	–	11,547,949
Corporates—Non-Investment Grades	–0	–	2,963,331		118,259		3,081,590
Collateralized Mortgage Obligations	–0	–	1,015,542		1,596,493		2,612,035
Quasi-Sovereigns	–0	–	2,002,245		–0	–	2,002,245
Governments—Sovereign Bonds	–0	–	1,029,028		–0	–	1,029,028
Emerging Markets—Corporate Bonds	–0	–	668,525		–0	–	668,525
Local Governments—Municipal Bonds	–0	–	463,394		–0	–	463,394
Preferred Stocks	234,788		–0	–	–0	–	234,788
Warrants	37,709		–0	–	–0	–	37,709
Rights	–0	–	–0	–	–0	–^	–0	–
Short-Term Investments:
Time Deposit	–0	–	28,364,940		–0	–	28,364,940
Governments—Treasuries	–0	–	6,049,411		–0	–	6,049,411
Agency Discount Note	–0	–	6,019,920		–0	–	6,019,920
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,600,978		–0	–	–0	–	2,600,978

Total Investments in Securities	247,314,416		330,084,614	+	4,959,264		582,358,294
Other Financial Instruments*:
Assets:
Futures	–0	–	3,063		–0	–	3,063	#
Forward Currency Exchange Contracts	–0	–	679,970		–0	–	679,970
Interest Rate Swaps	–0	–	59,571		–0	–	59,571
Credit Default Swaps	–0	–	18,577		–0	–	18,577
Liabilities:
Futures	–0	–	(4,612)		–0	–	(4,612	)#
Forward Currency Exchange Contracts	–0	–	(1,090,337)		–0	–	(1,090,337)
Interest Rate Swaps	–0	–	(9,427)		–0	–	(9,427)

Total++	$247,314,416		$329,741,419		$4,959,264		$582,015,099

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock- Residential		Asset-Backed Securities		Commercial Mortgage-Backed Securities
Balance as of 12/31/12	$297,587		$1,397,999		$1,601,699
Accrued discounts/(premiums)	–0	–	1,011		1,481
Realized gain (loss)	–0	–	2,951		47,995
Change in unrealized appreciation/depreciation	–0	–	(28,674)		(80,629)
Purchases	–0	–	297,499		1,222,608
Sales	–0	–	(335,732)		(883,696)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	(297,587)		–0	–	–0	–

Balance as of 6/30/13+	$–0	–	$1,335,054		$1,909,458

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/13*	$–0	–	$(26,133)		$(80,629)

	Corporates- Non- Investment Grades		Collateralized Mortgage Obligation		Rights^
Balance as of 12/31/12	$–0	–	$60,916		$–0	–
Accrued discounts/(premiums)	674		1,134		–0	–
Realized gain (loss)	3,023		2,024		–0	–
Change in unrealized appreciation/depreciation	(3,519)		(95,496)		–0	–
Purchases	216,295		1,660,677		–0	–
Sales	(98,214)		(32,762)		–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/13	$118,259		$1,596,493		$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/13*	$(3,519)		$(95,496)		$–0	–

	Total
Balance as of 12/31/12	$3,358,201
Accrued discounts/(premiums)	4,300
Realized gain (loss)	55,993
Change in unrealized appreciation/depreciation	(208,318)
Purchases	3,397,079
Sales	(1,350,404)
Transfers in to Level 3	–0	–
Transfers out of Level 3	(297,587)

Balance as of 6/30/13	$4,959,264

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/13*	$(205,777)

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

AllianceBernstein Variable Products Series Fund

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2013, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2013, the reimbursement for such services amounted to $22,125.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2013 amounted to $262,428, of which $5 and $60, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$152,252,342	$167,644,640
U.S. government securities	150,425,962	141,616,381

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, swap contracts and foreign currency transactions) are as follows:

Gross unrealized appreciation	$72,367,929
Gross unrealized depreciation	(10,175,848)

Net unrealized appreciation	$62,192,081

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2013, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2013, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2013, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the

AllianceBernstein Variable Products Series Fund

respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended June 30, 2013, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At June 30, 2013, the Portfolio had Sale Contracts outstanding with a Maximum Payout Amount of $530,000, with net unrealized appreciation of $18,577, and a term of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of June 30, 2013, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements and certain securities lending transactions. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party.

The Portfolio’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

At June 30, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$3,063	*+	Receivable/Payable for variation margin on futures	$4,612	*+
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	679,970		Unrealized depreciation of forward currency exchange contracts	1,090,337
Interest rate contracts	Unrealized appreciation on interest rate swaps	59,571		Unrealized depreciation on interest rate swaps	9,427
Credit contracts	Unrealized appreciation on credit default swaps	18,577

Total		$761,181			$1,104,376

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

+	Exchange-traded investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$42,582	$(10,291)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	1,076,743	(1,284,296)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(26,477)	178,012
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	27,705	(8,256)

Total		$1,120,553	$(1,124,831)

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended June 30, 2013:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$39,131,215
Average principal amount of sale contracts	$49,715,305

Futures:
Average original value of buy contracts	$265,688

Interest Rate Swaps:
Average notional amount	$4,170,000

Credit Default Swaps:
Average notional amount of sale contracts	$632,857

AllianceBernstein Variable Products Series Fund

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following tables present the Portfolio’s dervative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2013:

Counterparty	Derivative Assets Subject to MA	Derivatives Available for Offset		Collateral Received		Net Amount of Derivatives Assets
Barclays Bank PLC Wholesale	$16,888	$(7,741)		$–0	–	$9,147
BNP Paribas SA	333,498	(156,754)		–0	–	176,744
Canadian Imperial Bank of Commerce	9,197	–0	–	–0	–	9,197
Credit Suisse International	24,733	(3,465)		–0	–	21,268
Deutsche Bank AG London	14,476	(14,476)		–0	–	–0	–
Goldman Sachs Capital Markets LP	109,293	(109,293)		–0	–	–0	–
JPMorgan Chase Bank NA	136,336	(9,427)		–0	–	126,909
Royal Bank of Canada	30,048	–0	–	–0	–	30,048
Royal Bank of Scotland PLC	60,288	(60,288)		–0	–	–0	–
State Street Bank & Trust Co.	16,440	(16,440)		–0	–	–0	–
UBS AG	6,921	(6,921)		–0	–	–0	–

Total	$758,118	$(384,805)		$–0	–	$373,313

Counterparty	Derivative Liabilites Subject to MA	Derivatives Available for Offset		Collateral Pledged		Net Amount of Derivatives Liabilities
Barclays Bank PLC Wholesale	$7,741	$(7,741)		$–0	–	$–0	–
BNP Paribas SA	156,754	(156,754)		–0	–	–0	–
Citibank, NA	11,808	–0	–	–0	–	11,808
Credit Suisse International	3,465	(3,465)		–0	–	–0	–
Deutsche Bank AG London	57,242	(14,476)		–0	–	42,766
Goldman Sachs Capital Markets LP	176,989	(109,293)		–0	–	67,696
HSBC Bank USA	38,612	–0	–	–0	–	38,612
JPMorgan Chase Bank NA	9,427	(9,427)		–0	–	–0–
Royal Bank of Scotland PLC	88,985	(60,288)		–0	–	28,697
Societe Generale	400,130	–0	–	–0	–	400,130
Standard Chartered Bank	12,847	–0	–	–0	–	12,847
State Street Bank & Trust Co.	79,006	(16,440)		–0	–	62,566
UBS AG	56,758	(6,921)		–0	–	49,837

Total	$1,099,764	$(384,805)		$–0	–	$714,959

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2013, the Portfolio earned drop income of $164,044 which is included in interest income in the accompanying statement of operations.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2013, the Portfolio had securities on loan with a value of $2,458,292 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $2,600,978. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $58,926 and $2,231 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$5,278	$45,771	$48,448	$2,601	$2

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
Class A
Shares sold	61,696		59,264	$800,336		$696,079
Shares issued in reinvestment of dividends	–0	–	80,006	–0	–	924,871
Shares redeemed	(317,563)		(1,774,706)	(4,029,725)		(20,596,189)

Net decrease	(255,867)		(1,635,436)	$(3,229,389)		$(18,975,239)

Class B
Shares sold	2,439,893		3,910,605	$30,801,823		$45,197,855
Shares issued in reinvestment of dividends	–0	–	841,544	–0	–	9,652,511
Shares redeemed	(4,064,856)		(7,177,099)	(51,340,015)		(83,129,654)

Net decrease	(1,624,963)		(2,424,950)	$(20,538,192)		$(28,279,288)

AllianceBernstein Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2013.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$10,577,383	$12,921,163

Total taxable distributions paid	$10,577,383	$12,921,163

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$12,599,785
Accumulated capital and other losses	(8,616,975	)(a)
Unrealized appreciation/(depreciation)	50,722,406	(b)

Total accumulated earnings/(deficit)	$54,705,216

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $8,418,141. During the fiscal year, the Portfolio utilized $15,520,821 of capital loss carryforwards to offset current year net realized gains. At December 31, 2012, the Portfolio had a post-October short-term capital loss deferral of $198,834, which is deemed to arise on January 1, 2013.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, return of capital distributions received from underlying securities, the tax treatment of passive foreign investment companies (PFICs) and partnerships, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $8,418,141 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 8,418,141	n/a	2017

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31,
			2012		2011		2010		2009		2008
Net asset value, beginning of period	$12.12		$10.90		$11.48		$10.66		$8.63		$13.05

Income From Investment Operations
Net investment income (a)	.12		.22		.23		.23		.24		.22	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52		1.25		(.53)		.88		1.89		(3.97)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.64		1.47		(.30)		1.11		2.13		(3.75)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.25)		(.28)		(.29)		(.10)		(.39)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	–0	–	(.28)

Total dividends and distributions	–0	–	(.25)		(.28)		(.29)		(.10)		(.67)

Net asset value, end of period	$12.76		$12.12		$10.90		$11.48		$10.66		$8.63

Total Return
Total investment return based on net asset value (d)	5.28%		13.63%		(2.81	)%*	10.61	%*	24.88	%*	(30.01	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,725		$41,801		$55,395		$68,914		$73,120		$67,526
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.65	%(e)	.65%		.66%		.68	%(f)	.69%		.75	%(f)
Expenses, before waivers/reimbursements	.65	%(e)	.65%		.66%		.68	%(f)	.69%		.78	%(f)
Net investment income	1.86	%(e)	1.91%		2.03%		2.14	%(f)	2.66%		3.08	%(b)(f)
Portfolio turnover rate	56%		90%		94%		101%		85%		93%

See footnote summary on page 42.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31,
			2012		2011		2010		2009		2008
Net asset value, beginning of period	$12.01		$10.80		$11.38		$10.58		$8.58		$12.97

Income From Investment Operations
Net investment income (a)	.10		.19		.20		.20		.22		.26	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52		1.24		(.53)		.87		1.86		(4.02)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.62		1.43		(.33)		1.07		2.08		(3.76)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.22)		(.25)		(.27)		(.08)		(.35)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	–0	–	–0	–	–0	–	–0	–	(.28)

Total dividends and distributions	–0	–	(.22)		(.25)		(.27)		(.08)		(.63)

Net asset value, end of period	$12.63		$12.01		$10.80		$11.38		$10.58		$8.58

Total Return
Total investment return based on net asset value (d)	5.16%		13.38%		(3.06	)%*	10.30	%*	24.45	%*	(30.20	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$513,550		$508,141		$483,047		$518,572		$458,669		$285,962
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(e)	.90%		.91%		.93	%(f)	.95%		1.00	%(f)
Expenses, before waivers/reimbursements	.90	%(e)	.90%		.91%		.93	%(f)	.95%		1.02	%(f)
Net investment income	1.61	%(e)	1.67%		1.78%		1.89	%(f)	2.36%		2.48	%(b)(f)
Portfolio turnover rate	56%		90%		94%		101%		85%		93%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.02, 0.03%, 0.06% and 0.10%, respectively.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/12 ($MM)	Portfolio
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$543.0	Balanced Wealth Strategy Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $61,488 (0.01% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee evaluation was completed on July 19, 2012 and discussed with the Board of Directors on July 31-August 2, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The agreement for such reimbursement is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. All share classes of the Portfolio were operating below their expense caps during the most recently completed fiscal year. Accordingly, the expense limitation was of no effect. Also set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/11)	Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 0.75% Class B 1.00%	0.66% 0.91%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 However, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.

The Adviser manages The AllianceBernstein Portfolios—Balanced Wealth Strategy (“TAP—Balanced Wealth Strategy”), a retail mutual fund which has a substantially similar investment style as the Portfolio.5 The Adviser also manages AllianceBernstein Balanced Shares, Inc. (“Balanced Shares, Inc.), a retail mutual fund in the Balanced category, and the advisory fee schedules of TAP—Balanced Wealth Strategy and Balanced Shares, Inc. are also shown in the table below.6

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	There was no change to the advisory fee schedule of AllianceBernstein Balanced Shares, Inc. since the retail mutual fund had already lower breakpoints than that of the NYAG related category.

AllianceBernstein Variable Products Series Fund

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Balanced Wealth Strategy Portfolio	TAP—Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

	Balanced Shares, Inc.	0.60% on first $200 million 0.50% on next $200 million 0.40% on the balance

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Balanced Wealth Strategy Portfolio	Alliance Global Balance Neutral[7]	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Portfolio’s contractual management fee9 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”)10.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median (%)	Rank
Balanced Wealth Strategy Portfolio	0.550	0.604	4/9

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

7	This ITM is privately placed or institutional.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Total Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Exp. Group Rank	Lipper Exp. Universe Median (%)	Lipper Exp. Universe Rank
Balanced Wealth Strategy Portfolio	0.660	0.670	4/9	0.688	12/26

Based on this analysis, the Portfolio has equally favorable rankings on a management fee and total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, ABI received $1,264,561 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $3,110,664 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,310 from the Portfolio.14

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications

13	Most recently completed fiscal year Class A total expense ratio.

14	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2011.

AllianceBernstein Variable Products Series Fund

networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $407 billion as of June 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3 and 5 year net performance returns and rankings18 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended May 31, 2012.20

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy Portfolio
1 year	-4.83	-2.15	-2.15	9/9	94/106
3 year	9.55	10.26	10.43	8/9	71/95
5 year	-0.76	0.76	1.58	8/9	69/72

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 2012.21

	Periods Ending May 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy Portfolio	-4.83	9.55	-0.76	3.72
60% S&P 500 Stock Index / 40% Barclays Capital U.S. Aggregate Bond Index	2.55	12.49	2.12	5.16
S&P 500 Stock Index	-0.41	14.92	-0.92	4.01
Barclays Capital U.S. Aggregate Bond Index	7.12	7.12	6.72	5.73
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2012

18	The performance rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolio shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns shown in the table are for the Class A shares of the Portfolio. The performance returns for the Portfolio and the benchmark were provided by the Adviser.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Dynamic Asset Allocation Portfolio

June 30, 2013

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,034.20	$4.29	0.85%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.58	$4.26	0.85%

Class B
Actual	$1,000	$1,033.40	$5.55	1.10%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.34	$5.51	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$76,085,454	27.3%
iShares MSCI EAFE Index Fund	2,303,061	0.8
Exxon Mobil Corp.	1,182,411	0.4
Apple, Inc.	1,090,408	0.4
Microsoft Corp.	759,660	0.3
Nestle SA	738,557	0.3
Royal Dutch Shell PLC	719,581	0.3
General Electric Co.	703,121	0.3
Google, Inc.—Class A	701,655	0.2
Johnson & Johnson	700,188	0.2

	$84,984,096	30.5%

PORTFOLIO BREAKDOWN**

June 30, 2013 (unaudited)

ASSET CLASSES	CURRENT ALLOCATION
Equities
U.S. Large Cap	24.2%
International Large Cap	25.1
U.S. Mid-Cap	3.4
U.S. Small-Cap	3.4
Emerging Market Equities	2.6
Real Estate Equities	3.1

Sub-total	61.8

Fixed Income
U.S. Bonds	38.2

Cash	0.0

Total	100.0%

SECURITY TYPE BREAKDOWN†

June 30, 2013 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$81,077,346	29.6%
Governments—Treasuries	76,085,454	27.7
Investment Companies	2,903,702	1.1
Rights	534	0.0
Short-Term Investments	114,183,902	41.6

Total Investments	$274,250,938	100.0%

*	Long-term investments.

**	All data are as of June 30, 2013. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

†	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–29.1%

FINANCIALS–6.0%
CAPITAL MARKETS–0.7%
3i Group PLC	4,278	$21,966
Aberdeen Asset Management PLC	3,678	21,405
Ameriprise Financial, Inc.	595	48,124
Bank of New York Mellon Corp. (The)	3,365	94,388
BlackRock, Inc.–Class A	377	96,832
Charles Schwab Corp. (The)	3,190	67,724
Credit Suisse Group AG(a)	5,205	137,798
Daiwa Securities Group, Inc.	6,000	50,249
Deutsche Bank AG (REG)	3,564	149,449
E*Trade Financial Corp.(a)	820	10,381
Franklin Resources, Inc.	440	59,849
Goldman Sachs Group, Inc. (The)	1,288	194,810
Hargreaves Lansdown PLC	1,481	20,004
Invesco Ltd.	1,280	40,704
Investec PLC	3,183	20,031
Julius Baer Group Ltd.(a)	1,220	47,615
Legg Mason, Inc.	310	9,613
Macquarie Group Ltd.	890	33,945
Morgan Stanley	3,970	96,987
Nomura Holdings, Inc.	12,700	93,482
Northern Trust Corp.	610	35,319
Partners Group Holding AG	427	115,580
Ratos AB	3,049	23,646
Schroders PLC	729	24,201
State Street Corp.	1,335	87,055
T Rowe Price Group, Inc.	775	56,691
UBS AG(a)	12,709	215,720

		1,873,568

COMMERCIAL BANKS–2.2%
Aozora Bank Ltd.(a)	6,000	18,738
Australia & New Zealand Banking Group Ltd.	9,488	246,302
Banco Bilbao Vizcaya Argentaria SA	19,017	159,816
Banco de Sabadell SA(b)	7,647	12,686
Banco Espirito Santo SA(a)	5,403	4,332
Banco Popular Espanol SA(a)	4,381	13,413
Banco Santander SA	37,613	240,695
Bank Hapoalim BM(a)	2,269	10,240
Bank Leumi Le-Israel BM(a)	6,125	20,234
Bank of East Asia Ltd.	9,600	34,362
Bank of Ireland(a)	73,271	14,941
Bank of Kyoto Ltd. (The)	2,000	16,656
Bank of Yokohama Ltd. (The)	3,000	15,476
Bankia SA(a)	14,003	10,827
Barclays PLC	40,586	172,845
BB&T Corp.	2,000	67,760
Bendigo and Adelaide Bank Ltd.	3,446	31,599
BNP Paribas SA	3,501	191,662
BOC Hong Kong Holdings Ltd.	10,000	30,591
CaixaBank	3,917	12,031
Chiba Bank Ltd. (The)	2,000	13,646

Comerica, Inc.	500	$19,915
Commerzbank AG(a)	2,916	25,332
Commonwealth Bank of Australia	5,616	353,505
Credit Agricole SA(a)	4,067	35,004
Danske Bank A/S(a)	2,288	39,031
DBS Group Holdings Ltd.	6,000	73,007
DnB ASA	2,627	38,109
Erste Group Bank AG	757	20,177
Fifth Third Bancorp	2,540	45,847
Fukuoka Financial Group, Inc.	4,000	17,013
Hang Seng Bank Ltd.	2,100	30,926
HSBC Holdings PLC	64,238	665,001
Huntington Bancshares, Inc./OH	2,415	19,030
Intesa Sanpaolo SpA	40,386	64,639
Joyo Bank Ltd. (The)	3,000	16,384
KBC Groep NV	800	29,824
KeyCorp	2,675	29,532
Lloyds Banking Group PLC(a)	147,301	141,455
M&T Bank Corp.	365	40,789
Mitsubishi UFJ Financial Group, Inc.	44,500	274,826
Mizrahi Tefahot Bank Ltd.(a)	973	9,742
Mizuho Financial Group, Inc.	79,800	165,720
National Australia Bank Ltd.	8,104	219,213
Natixis	9,006	37,814
Nordea Bank AB	7,072	78,975
Oversea-Chinese Banking Corp., Ltd.	7,000	55,028
PNC Financial Services Group, Inc. (The)	1,530	111,568
Raiffeisen Bank International AG	176	5,124
Regions Financial Corp.	4,125	39,311
Resona Holdings, Inc.	5,100	24,838
Royal Bank of Scotland Group PLC(a)	5,577	23,143
Seven Bank Ltd.(b)	5,324	19,300
Shinsei Bank Ltd.	12,000	27,250
Shizuoka Bank Ltd. (The)	1,000	10,786
Skandinaviska Enskilda Banken AB	4,967	47,420
Societe Generale SA	2,451	84,352
Standard Chartered PLC	8,415	182,693
Sumitomo Mitsui Financial Group, Inc.	4,700	215,133
Sumitomo Mitsui Trust Holdings, Inc.	11,000	51,324
SunTrust Banks, Inc.	1,540	48,618
Suruga Bank Ltd.	1,000	18,135
Svenska Handelsbanken AB	1,317	52,765
Swedbank AB	2,205	50,505
UniCredit SpA	15,077	70,483
Unione di Banche Italiane SCPA	5,202	18,812
United Overseas Bank Ltd.	4,000	62,464
US Bancorp	5,415	195,752
Wells Fargo & Co.	14,275	589,129

3

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Westpac Banking Corp.	10,754	$282,345
Zions Bancorporation	530	15,306

		6,131,246

CONSUMER FINANCE–0.2%
Acom Co., Ltd.(a)	620	19,724
AEON Financial Service Co., Ltd.(b)	800	22,662
American Express Co.	2,810	210,076
Capital One Financial Corp.	1,713	107,593
Credit Saison Co., Ltd.	700	17,589
Discover Financial Services	1,410	67,172
SLM Corp.	1,300	29,718

		474,534

DIVERSIFIED FINANCIAL SERVICES–0.8%
ASX Ltd.	1,453	43,816
Bank of America Corp.	31,545	405,669
Citigroup, Inc.	8,879	425,926
CME Group, Inc./IL–Class A	900	68,382
Deutsche Boerse AG	524	34,457
Eurazeo	78	4,183
Exor SpA	1,279	37,878
Groupe Bruxelles Lambert SA	217	16,344
Hong Kong Exchanges and Clearing Ltd.	2,800	42,054
ING Groep NV(a)	10,296	94,096
IntercontinentalExchange, Inc.(a)	250	44,440
Investment AB Kinnevik	2,015	51,659
Investor AB	1,705	45,764
Japan Exchange Group, Inc.	189	19,090
JPMorgan Chase & Co.	11,165	589,400
Leucadia National Corp.	855	22,418
London Stock Exchange Group PLC	969	19,696
McGraw Hill Financial, Inc.	810	43,084
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,500	16,606
Moody’s Corp.	545	33,207
NASDAQ OMX Group, Inc. (The)	310	10,165
NYSE Euronext	685	28,359
ORIX Corp.	3,660	49,947
Pargesa Holding SA	18	1,199
Pohjola Bank PLC	371	5,452
Resolution Ltd.	3,866	16,746
Singapore Exchange Ltd.	3,000	16,582

		2,186,619

INSURANCE–1.3%
ACE Ltd.	985	88,138
Admiral Group PLC	819	16,498
Aegon NV	16,514	110,793
Aflac, Inc.	1,355	78,753
Ageas	943	33,088
AIA Group Ltd.	42,034	177,089
Allianz SE	1,591	232,224
Allstate Corp. (The)	1,400	67,368

American International Group, Inc.(a)	4,302	$192,299
AMP Ltd.	7,786	30,112
AON PLC	915	58,880
Assicurazioni Generali SpA	3,139	54,869
Assurant, Inc.	210	10,691
Aviva PLC	10,280	52,985
Berkshire Hathaway, Inc.–Class B(a)	5,330	596,534
Chubb Corp. (The)	760	64,334
Cincinnati Financial Corp.	410	18,819
CNP Assurances	1,570	22,542
Dai-ichi Life Insurance Co., Ltd. (The)	23	33,018
Direct Line Insurance Group PLC	6,949	24,626
Genworth Financial, Inc.–Class A(a)	1,435	16,373
Gjensidige Forsikring ASA	1,479	21,789
Hannover Rueckversicherung SE	377	27,109
Hartford Financial Services Group, Inc.	1,225	37,877
Insurance Australia Group Ltd.	6,220	30,874
Legal & General Group PLC	20,633	53,777
Lincoln National Corp.	790	28,811
Loews Corp.	890	39,516
Mapfre SA	3,353	10,909
Marsh & McLennan Cos., Inc.	1,590	63,473
MetLife, Inc.	3,170	145,059
MS&AD Insurance Group Holdings	1,400	35,462
Muenchener Rueckversicherungs AG	626	115,004
NKSJ Holdings, Inc.	1,000	23,765
Old Mutual PLC	17,076	46,875
Principal Financial Group, Inc.	790	29,586
Progressive Corp. (The)	1,595	40,545
Prudential Financial, Inc.	1,365	99,686
Prudential PLC	8,924	145,664
QBE Insurance Group Ltd.	3,112	43,087
RSA Insurance Group PLC	9,493	17,222
Sampo	1,463	56,969
SCOR SE	935	28,697
Sony Financial Holdings, Inc.	875	13,776
Standard Life PLC	8,229	43,307
Suncorp Group Ltd.	3,459	37,568
Swiss Re AG(a)	947	70,458
T&D Holdings, Inc.	1,550	20,734
Tokio Marine Holdings, Inc.	2,400	75,732
Torchmark Corp.	285	18,565
Travelers Cos., Inc. (The)	1,130	90,310
Tryg A/S	78	6,426
Unum Group	770	22,615
Vienna Insurance Group AG Wiener Versicherung Gruppe	190	8,814
XL Group PLC	860	26,075
Zurich Insurance Group AG(a)	396	102,647

		3,658,816

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

REAL ESTATE INVESTMENT TRUSTS (REITS)–0.5%
American Tower Corp.	1,165	$85,243
Apartment Investment & Management Co.–Class A	425	12,767
AvalonBay Communities, Inc.	345	46,544
Boston Properties, Inc.	450	47,461
British Land Co. PLC	2,299	19,805
CapitaMall Trust	14,000	21,969
CFS Retail Property Trust Group(b)	11,279	20,563
Dexus Property Group	23,282	22,705
Equity Residential	940	54,576
Fonciere Des Regions	329	24,659
Gecina SA	253	27,963
Goodman Group	5,915	26,298
GPT Group	6,698	23,519
Hammerson PLC	2,197	16,290
HCP, Inc.	1,330	60,435
Health Care REIT, Inc.	775	51,948
Host Hotels & Resorts, Inc.	2,100	35,427
ICADE	296	24,416
Intu Properties PLC	2,951	14,028
Japan Real Estate Investment Corp.	2	22,341
Japan Retail Fund Investment Corp.	8	16,713
Kimco Realty Corp.	1,180	25,287
Klepierre	695	27,390
Land Securities Group PLC	2,095	28,137
Link REIT (The)	6,000	29,485
Macerich Co. (The)	410	24,998
Mirvac Group	12,834	18,789
Nippon Building Fund, Inc.	2	23,163
Plum Creek Timber Co., Inc.	480	22,402
ProLogis, Inc.	1,420	53,562
Public Storage	430	65,932
Simon Property Group, Inc.	916	144,655
Stockland	6,911	21,990
Unibail-Rodamco SE	247	57,528
Ventas, Inc.	841	58,416
Vornado Realty Trust	485	40,182
Westfield Group	5,897	61,763
Westfield Retail Trust	7,800	22,059
Weyerhaeuser Co.	1,590	45,299

		1,446,707

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Aeon Mall Co., Ltd.	700	17,366
CapitaLand Ltd.	11,000	26,576
CapitaMalls Asia Ltd.	21,164	30,354
CBRE Group, Inc.(a)	865	20,206
Cheung Kong Holdings Ltd.	4,000	53,938
City Developments Ltd.	3,000	25,238
Daito Trust Construction Co., Ltd.	200	18,844

Daiwa House Industry Co., Ltd.	2,000	$37,254
Global Logistic Properties Ltd.	14,661	31,713
Hang Lung Properties Ltd.	7,000	24,247
Henderson Land Development Co., Ltd.	4,400	26,216
Hulic Co., Ltd.(b)	2,197	23,570
IMMOFINANZ AG(a)	2,501	9,332
Kerry Properties Ltd.	8,500	33,082
Lend Lease Group	3,450	26,304
Mitsubishi Estate Co., Ltd.	4,000	106,496
Mitsui Fudosan Co., Ltd.	3,000	88,200
New World Development Co., Ltd.	22,000	30,162
Nomura Real Estate Holdings, Inc.	800	17,672
NTT Urban Development Corp.	16	19,638
Sino Land Co., Ltd.	16,000	22,248
Sumitomo Realty & Development Co., Ltd.	1,000	39,854
Sun Hung Kai Properties Ltd.	5,000	64,210
Swire Pacific Ltd.	2,000	24,020
Swire Properties Ltd.	8,213	24,338
Tokyu Land Corp.	2,000	18,308
Wharf Holdings Ltd.	4,000	33,411
Wheelock & Co., Ltd.	6,000	29,859

		922,656

THRIFTS & MORTGAGE FINANCE–0.0%
Hudson City Bancorp, Inc.	1,380	12,641
People’s United Financial, Inc.	965	14,378

		27,019

		16,721,165

CONSUMER DISCRETIONARY–3.5%
AUTO COMPONENTS–0.2%
Aisin Seiki Co., Ltd.	500	19,091
BorgWarner, Inc.(a)	340	29,291
Bridgestone Corp.	2,300	78,431
Cie Generale des Etablissements Michelin–Class B	484	43,277
Continental AG	255	33,994
Delphi Automotive PLC	841	42,630
Denso Corp.	1,700	79,922
GKN PLC	4,227	19,349
Goodyear Tire & Rubber Co. (The)(a)	710	10,856
Johnson Controls, Inc.	1,980	70,864
NOK Corp.	700	11,098
Nokian Renkaat Oyj	392	15,951
Sumitomo Rubber Industries Ltd.(b)	1,200	19,589
Toyota Industries Corp.	500	20,419

		494,762

AUTOMOBILES–0.7%
Bayerische Motoren Werke AG	1,156	100,891
Daihatsu Motor Co., Ltd.	1,000	18,941

5

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Daimler AG	3,166	$191,128
Fiat SpA(a)	1,624	11,326
Ford Motor Co.	11,420	176,667
Fuji Heavy Industries Ltd.	2,000	49,388
General Motors Co.(a)	2,240	74,614
Harley-Davidson, Inc.	650	35,633
Honda Motor Co., Ltd.	5,700	211,752
Isuzu Motors Ltd.	3,000	20,508
Mazda Motor Corp.(a)	11,000	43,488
Mitsubishi Motors Corp.(a)	14,000	19,163
Nissan Motor Co., Ltd.	8,700	87,197
Porsche Automobil Holding SE (Preference Shares)	412	31,816
Renault SA	588	39,606
Suzuki Motor Corp.	1,000	23,050
Toyota Motor Corp.	9,600	579,051
Volkswagen AG	140	27,219
Volkswagen AG (Preference Shares)	505	102,002
Yamaha Motor Co., Ltd.	1,000	12,952

		1,856,392

DISTRIBUTORS–0.0%
Genuine Parts Co.	440	34,351
Jardine Cycle & Carriage Ltd.	1,000	33,434

		67,785

DIVERSIFIED CONSUMER SERVICES–0.0%
Benesse Holdings, Inc.	300	10,823
Gree, Inc.(b)	682	6,051
H&R Block, Inc.	770	21,368

		38,242

HOTELS, RESTAURANTS & LEISURE–0.5%
Accor SA	750	26,363
Carnival Corp.	1,285	44,063
Carnival PLC	487	16,928
Chipotle Mexican Grill, Inc.–Class A(a)	94	34,249
Compass Group PLC	6,416	81,981
Crown Ltd.	2,537	27,968
Darden Restaurants, Inc.	370	18,678
Flight Centre Ltd.(b)	471	16,865
Galaxy Entertainment Group Ltd.(a)	8,911	43,114
Genting Singapore PLC	22,000	22,813
InterContinental Hotels Group PLC	729	20,035
International Game Technology	730	12,198
Marriott International, Inc./DE–Class A	695	28,057
McDonald’s Corp.	2,930	290,070
McDonald’s Holdings Co. Japan Ltd.(b)	500	13,875
OPAP SA	600	5,021
Oriental Land Co., Ltd./Japan	200	30,951
Sands China Ltd.	7,700	36,179

SJM Holdings Ltd.	13,014	$31,281
SKYCITY Entertainment Group Ltd.	1,551	5,233
Sodexo	292	24,325
Starbucks Corp.	2,160	141,458
Starwood Hotels & Resorts Worldwide, Inc.	545	34,439
Tatts Group Ltd.	6,512	18,811
TUI Travel PLC	4,541	24,620
Whitbread PLC	478	22,236
William Hill PLC	3,391	22,740
Wyndham Worldwide Corp.	400	22,892
Wynn Macau Ltd.	10,107	27,250
Wynn Resorts Ltd.	260	33,280
Yum! Brands, Inc.	1,295	89,795

		1,267,768

HOUSEHOLD DURABLES–0.1%
DR Horton, Inc.	805	17,130
Electrolux AB	1,181	29,802
Garmin Ltd.(b)	320	11,571
Harman International Industries, Inc.	190	10,298
Leggett & Platt, Inc.	375	11,659
Lennar Corp.–Class A	450	16,218
Newell Rubbermaid, Inc.	825	21,656
Panasonic Corp.(a)	7,700	62,001
Persimmon PLC(a)	752	13,499
PulteGroup, Inc.(a)	985	18,686
Rinnai Corp.	200	14,221
Sekisui Chemical Co., Ltd.	2,000	21,237
Sekisui House Ltd.	2,000	28,897
Sharp Corp./Japan(a)	9,000	36,238
Sony Corp.	3,500	73,942
Whirlpool Corp.	250	28,590

		415,645

INTERNET & CATALOG RETAIL–0.2%
Amazon.com, Inc.(a)	1,060	294,351
Expedia, Inc.	262	15,759
NetFlix, Inc.(a)	166	35,041
priceline.com, Inc.(a)	157	129,860
Rakuten, Inc.	1,951	23,071
TripAdvisor, Inc.(a)	322	19,600

		517,682

LEISURE EQUIPMENT & PRODUCTS–0.0%
Hasbro, Inc.	300	13,449
Mattel, Inc.	985	44,630
Nikon Corp.	900	21,028
Sankyo Co., Ltd.	300	14,176
Sega Sammy Holdings, Inc.	700	17,541
Shimano, Inc.(b)	200	17,037

		127,861

MEDIA–0.8%
Axel Springer AG(b)	401	17,065

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

British Sky Broadcasting Group PLC	4,358	$52,501
Cablevision Systems Corp.	580	9,756
CBS Corp.–Class B	1,690	82,590
Comcast Corp.–Class A	7,670	321,220
Dentsu, Inc.	500	17,297
DIRECTV(a)	1,665	102,597
Discovery Communications, Inc.–Class A(a)	695	53,661
Eutelsat Communications SA	1,052	29,846
Gannett Co., Inc.	650	15,899
Interpublic Group of Cos., Inc. (The)	1,195	17,387
ITV PLC	12,555	26,768
JCDecaux SA	1,374	37,400
Kabel Deutschland Holding AG	522	57,316
Lagardere SCA	508	14,174
News Corp.–Class A	5,835	190,221
Omnicom Group, Inc.	760	47,781
Pearson PLC	2,851	50,703
Publicis Groupe SA	494	35,182
Reed Elsevier NV	2,970	49,464
Reed Elsevier PLC	5,173	58,828
Scripps Networks Interactive, Inc.–Class A	270	18,025
SES SA	971	27,821
Telenet Group Holding NV	194	8,904
Time Warner Cable, Inc.–Class A	865	97,295
Time Warner, Inc.	2,745	158,716
Toho Co., Ltd./Tokyo	1,000	20,568
Viacom, Inc.–Class B	1,310	89,146
Walt Disney Co. (The)	5,275	333,116
Washington Post Co. (The)–Class B	11	5,322
WPP PLC	4,410	75,379

		2,121,948

MULTILINE RETAIL–0.2%
Dollar General Corp.(a)	890	44,883
Dollar Tree, Inc.(a)	650	33,046
Family Dollar Stores, Inc.	265	16,512
Isetan Mitsukoshi Holdings Ltd.	1,300	17,262
J Front Retailing Co., Ltd.	3,000	23,924
JC Penney Co., Inc.(a)(b)	400	6,832
Kohl’s Corp.	610	30,811
Macy’s, Inc.	1,155	55,440
Marks & Spencer Group PLC	4,312	28,215
Next PLC	452	31,310
Nordstrom, Inc.	430	25,774
Target Corp.	1,915	131,867

		445,876

SPECIALTY RETAIL–0.5%
Abercrombie & Fitch Co.–Class A	230	10,407
AutoNation, Inc.(a)	95	4,122
AutoZone, Inc.(a)	125	52,961
Bed Bath & Beyond, Inc.(a)	655	46,439
Best Buy Co., Inc.	760	20,771

CarMax, Inc.(a)	670	$30,927
Fast Retailing Co., Ltd.	200	67,501
GameStop Corp.–Class A	325	13,660
Gap, Inc. (The)	865	36,096
Hennes & Mauritz AB–Class B	3,314	109,035
Home Depot, Inc. (The)	4,370	338,544
Inditex SA	761	93,866
Kingfisher PLC	10,966	57,175
L Brands, Inc.	695	34,229
Lowe’s Cos., Inc.	3,240	132,516
Nitori Holdings Co., Ltd.	450	36,229
O’Reilly Automotive, Inc.(a)	320	36,038
PetSmart, Inc.	320	21,437
Ross Stores, Inc.	660	42,775
Sanrio Co., Ltd.(b)	500	23,194
Shimamura Co., Ltd.	100	12,139
Staples, Inc.	1,945	30,848
Tiffany & Co.	345	25,130
TJX Cos., Inc.	2,110	105,627
Urban Outfitters, Inc.(a)	295	11,865
USS Co., Ltd.	100	12,677
Yamada Denki Co., Ltd.(b)	270	10,932

		1,417,140

TEXTILES, APPAREL & LUXURY GOODS–0.3%
Adidas AG	730	78,912
Burberry Group PLC	1,179	24,255
Christian Dior SA	166	26,818
Cie Financiere Richemont SA (SWX Europe)	1,403	123,728
Coach, Inc.	830	47,385
Fossil Group, Inc.(a)	169	17,459
Hugo Boss AG	198	21,772
Kering	205	41,715
Li & Fung Ltd.	16,000	21,767
Luxottica Group SpA	759	38,402
LVMH Moet Hennessy Louis Vuitton SA	886	143,846
NIKE, Inc.–Class B	2,110	134,365
PVH Corp.	245	30,637
Ralph Lauren Corp.	190	33,010
Swatch Group AG (The)	103	56,262
Swatch Group AG (The) (REG)	522	49,086
VF Corp.	265	51,161

		940,580

		9,711,681

HEALTH CARE–3.4%
BIOTECHNOLOGY–0.4%
Actelion Ltd.(a)	608	36,625
Alexion Pharmaceuticals, Inc.(a)	580	53,499
Amgen, Inc.	2,203	217,348
Biogen Idec, Inc.(a)	715	153,868
Celgene Corp.(a)	1,240	144,968
CSL Ltd.	1,751	98,613
Elan Corp. PLC(a)	2,134	29,947
Gilead Sciences, Inc.(a)	4,430	226,860
Grifols SA	552	20,280

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Novozymes A/S	858	$27,482
Regeneron Pharmaceuticals, Inc.(a)	240	53,971

		1,063,461

HEALTH CARE EQUIPMENT & SUPPLIES–0.4%
Abbott Laboratories	4,565	159,227
Baxter International, Inc.	1,580	109,447
Becton Dickinson and Co.	580	57,321
Boston Scientific Corp.(a)	3,960	36,709
CareFusion Corp.(a)	640	23,584
Coloplast A/S	305	17,078
Covidien PLC	1,375	86,405
CR Bard, Inc.	215	23,366
DENTSPLY International, Inc.	380	15,565
Edwards Lifesciences Corp.(a)	345	23,184
Essilor International SA	715	76,175
Getinge AB	997	30,270
Intuitive Surgical, Inc.(a)	155	78,520
Medtronic, Inc.	2,960	152,351
Olympus Corp.(a)	900	27,349
Smith & Nephew PLC	3,373	37,777
Sonova Holding AG(a)	351	37,134
St Jude Medical, Inc.	815	37,188
Stryker Corp.	825	53,361
Sysmex Corp.	200	13,099
Terumo Corp.	400	19,883
Varian Medical Systems, Inc.(a)	295	19,898
William Demant Holding A/S(a)	158	13,054
Zimmer Holdings, Inc.	485	36,346

		1,184,291

HEALTH CARE PROVIDERS & SERVICES–0.4%
Aetna, Inc.	1,117	70,974
AmerisourceBergen Corp.–Class A	685	38,244
Cardinal Health, Inc.	995	46,964
CIGNA Corp.	815	59,079
DaVita HealthCare Partners, Inc.(a)	275	33,220
Express Scripts Holding Co.(a)	2,389	147,377
Fresenius Medical Care AG & Co. KGaA	564	39,977
Fresenius SE & Co. KGaA	333	40,986
Humana, Inc.	465	39,237
Laboratory Corp. of America Holdings(a)	275	27,527
McKesson Corp.	665	76,142
Medipal Holdings Corp.	1,500	20,337
Patterson Cos., Inc.	210	7,896
Quest Diagnostics, Inc.	450	27,284
Ramsay Health Care Ltd.	490	16,016
Sonic Healthcare Ltd.	1,715	23,299
Suzuken Co., Ltd./Aichi Japan	600	20,193
Tenet Healthcare Corp.(a)	293	13,507
UnitedHealth Group, Inc.	2,985	195,458
WellPoint, Inc.	900	73,656

		1,017,373

HEALTH CARE TECHNOLOGY–0.0%
Cerner Corp.(a)	440	$42,279

LIFE SCIENCES TOOLS & SERVICES–0.1%
Agilent Technologies, Inc.	995	42,546
Life Technologies Corp.(a)	515	38,115
PerkinElmer, Inc.	305	9,913
QIAGEN NV(a)	2,306	45,123
Thermo Fisher Scientific, Inc.	1,035	87,592
Waters Corp.(a)	245	24,512

		247,801

PHARMACEUTICALS–2.1%
AbbVie, Inc.	4,595	189,957
Actavis, Inc.(a)	375	47,333
Allergan, Inc./United States	900	75,816
Astellas Pharma, Inc.	1,600	86,919
AstraZeneca PLC	4,346	205,474
Bayer AG	2,886	307,274
Bristol-Myers Squibb Co.	4,765	212,948
Chugai Pharmaceutical Co., Ltd.(b)	700	14,490
Daiichi Sankyo Co., Ltd.	1,800	29,997
Dainippon Sumitomo Pharma Co., Ltd.	1,400	18,516
Eisai Co., Ltd.	700	28,528
Eli Lilly & Co.	2,915	143,185
Forest Laboratories, Inc.(a)	665	27,265
GlaxoSmithKline PLC	17,135	428,310
Hisamitsu Pharmaceutical Co., Inc.(b)	300	15,223
Hospira, Inc.(a)	480	18,389
Johnson & Johnson	8,155	700,188
Kyowa Hakko Kirin Co., Ltd.	1,000	11,303
Merck & Co., Inc.	8,805	408,992
Merck KGaA	204	31,024
Mitsubishi Tanabe Pharma Corp.	1,000	12,938
Mylan, Inc./PA(a)	1,155	35,840
Novartis AG	8,028	568,628
Novo Nordisk A/S–Class B	1,421	220,912
Ono Pharmaceutical Co., Ltd.	200	13,614
Orion Oyj	259	6,069
Otsuka Holdings Co., Ltd.	975	32,193
Perrigo Co.	250	30,250
Pfizer, Inc.	19,586	548,604
Roche Holding AG	2,452	608,579
Sanofi	4,157	429,753
Santen Pharmaceutical Co., Ltd.	500	21,637
Shionogi & Co., Ltd.	1,000	20,853
Shire PLC	1,956	61,986
Taisho Pharmaceutical Holdings Co., Ltd.	172	12,208
Takeda Pharmaceutical Co., Ltd.	2,800	126,263
Teva Pharmaceutical Industries Ltd.	2,868	112,247
UCB SA	416	22,331
Zoetis, Inc.(b)	1,446	44,667

		5,930,703

		9,485,908

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INFORMATION TECHNOLOGY–3.3%
COMMUNICATIONS EQUIPMENT–0.3%
Cisco Systems, Inc.	15,540	$377,777
F5 Networks, Inc.(a)	220	15,136
Harris Corp.	335	16,499
JDS Uniphase Corp.(a)	680	9,778
Juniper Networks, Inc.(a)	1,480	28,579
Motorola Solutions, Inc.	815	47,050
Nokia Oyj(a)(b)	13,071	48,728
QUALCOMM, Inc.	5,000	305,400
Telefonaktiebolaget LM Ericsson–Class B	10,621	120,440

		969,387

COMPUTERS & PERIPHERALS–0.6%
Apple, Inc.	2,753	1,090,408
Dell, Inc.	4,250	56,738
EMC Corp./MA	6,125	144,673
Fujitsu Ltd.	5,000	20,685
Gemalto NV(b)	323	29,245
Hewlett-Packard Co.	5,690	141,112
NEC Corp.	9,000	19,709
NetApp, Inc.(a)	1,030	38,913
SanDisk Corp.(a)	700	42,770
Seagate Technology PLC	910	40,795
Toshiba Corp.	14,000	67,110
Western Digital Corp.	630	39,117

		1,731,275

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.2%
Amphenol Corp.–Class A	455	35,463
Corning, Inc.	4,295	61,118
FLIR Systems, Inc.	420	11,327
Fujifilm Holdings Corp.	1,200	26,392
Hamamatsu Photonics KK(b)	600	21,668
Hexagon AB	938	25,074
Hirose Electric Co., Ltd.	100	13,171
Hitachi High-Technologies Corp.	600	14,470
Hitachi Ltd.	16,000	102,520
Hoya Corp.	1,200	24,682
Jabil Circuit, Inc.	535	10,903
Keyence Corp.	200	63,722
Kyocera Corp.	500	50,873
Molex, Inc.	385	11,296
Murata Manufacturing Co., Ltd.	700	53,246
Omron Corp.	700	20,869
TDK Corp.	900	31,014
TE Connectivity Ltd.	1,210	55,103

		632,911

INTERNET SOFTWARE & SERVICES–0.4%
Akamai Technologies, Inc.(a)	515	21,913
Dena Co., Ltd.(b)	529	10,357

eBay, Inc.(a)	3,405	$176,106
Google, Inc.–Class A(a)	797	701,655
United Internet AG	552	15,561
VeriSign, Inc.(a)	435	19,427
Yahoo Japan Corp.	43	21,174
Yahoo!, Inc.(a)	2,825	70,936

		1,037,129

IT SERVICES–0.6%
Accenture PLC–Class A	1,895	136,364
Amadeus IT Holding SA	1,322	42,311
Automatic Data Processing, Inc.	1,410	97,092
Cap Gemini SA	320	15,540
Cognizant Technology Solutions Corp.–Class A(a)	875	54,784
Computer Sciences Corp.	430	18,821
Computershare Ltd.	1,449	13,586
Fidelity National Information Services, Inc.	840	35,985
Fiserv, Inc.(a)	390	34,090
International Business Machines Corp.	3,055	583,841
Mastercard, Inc.–Class A	325	186,712
Nomura Research Institute Ltd.	600	19,486
NTT Data Corp.	5	17,810
Otsuka Corp.(b)	200	22,306
Paychex, Inc.	925	33,781
SAIC, Inc.	805	11,214
Teradata Corp.(a)	465	23,357
Total System Services, Inc.	450	11,016
Visa, Inc.–Class A	1,505	275,039
Western Union Co. (The)–Class W	1,660	28,403

		1,661,538

OFFICE ELECTRONICS–0.1%
Canon, Inc.(b)	4,000	131,093
Konica Minolta, Inc.	2,000	15,053
Ricoh Co., Ltd.	2,000	23,701
Xerox Corp.	3,555	32,244

		202,091

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.4%
Advanced Micro Devices, Inc.(a)(b)	1,755	7,160
Altera Corp.	910	30,021
Analog Devices, Inc.	880	39,653
Applied Materials, Inc.	3,485	51,961
ARM Holdings PLC	4,815	58,247
ASM Pacific Technology Ltd.(b)	900	9,915
ASML Holding NV	869	68,599
Broadcom Corp.–Class A	1,520	51,315
Infineon Technologies AG	3,026	25,330
Intel Corp.	14,440	349,737
KLA-Tencor Corp.	460	25,636
Lam Research Corp.(a)	479	21,239
Linear Technology Corp.	640	23,578
LSI Corp.(a)	1,570	11,210

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Mellanox Technologies Ltd.(a)	100	$4,972
Microchip Technology, Inc.	545	20,301
Micron Technology, Inc.(a)	2,970	42,560
NVIDIA Corp.	1,785	25,044
Rohm Co., Ltd.	400	16,244
STMicroelectronics NV	4,174	37,511
Teradyne, Inc.(a)	530	9,312
Texas Instruments, Inc.	3,225	112,456
Tokyo Electron Ltd.	500	25,280
Xilinx, Inc.	735	29,113

		1,096,394

SOFTWARE–0.7%
Adobe Systems, Inc.(a)	1,460	66,518
Autodesk, Inc.(a)	635	21,552
BMC Software, Inc.(a)	385	17,379
CA, Inc.	945	27,055
Citrix Systems, Inc.(a)	540	32,578
Dassault Systemes SA	243	29,701
Electronic Arts, Inc.(a)	855	19,639
Intuit, Inc.	820	50,045
Microsoft Corp.	22,000	759,660
Nexon Co., Ltd.(b)	2,595	28,662
NICE Systems Ltd.	208	7,648
Nintendo Co., Ltd.	300	35,322
Oracle Corp.	10,780	331,161
Oracle Corp. Japan	300	12,426
Red Hat, Inc.(a)	560	26,779
Sage Group PLC (The)	3,334	17,231
Salesforce.com, Inc.(a)	1,574	60,095
SAP AG	3,215	234,769
Symantec Corp.	1,995	44,828
Trend Micro, Inc./Japan	500	15,896

		1,838,944

		9,169,669

INDUSTRIALS–3.3%
AEROSPACE & DEFENSE–0.5%
BAE Systems PLC	11,344	66,062
Boeing Co. (The)	2,010	205,904
Cobham PLC	7,675	30,601
European Aeronautic Defence and Space Co. NV	2,021	108,125
General Dynamics Corp.	960	75,197
Honeywell International, Inc.	2,305	182,879
L-3 Communications Holdings, Inc.	275	23,578
Lockheed Martin Corp.	800	86,768
Meggitt PLC	2,537	19,988
Northrop Grumman Corp.	690	57,132
Precision Castparts Corp.	440	99,444
Raytheon Co.	950	62,814
Rockwell Collins, Inc.	400	25,364
Rolls-Royce Holdings PLC(a)	6,534	112,505
Safran SA	629	32,838
Singapore Technologies Engineering Ltd.	6,000	19,765
Textron, Inc.	755	19,668

Thales SA	694	$32,385
United Technologies Corp.	2,475	230,026
Zodiac Aerospace	227	30,057

		1,521,100

AIR FREIGHT & LOGISTICS–0.2%
CH Robinson Worldwide, Inc.	465	26,184
Deutsche Post AG	3,165	78,549
Expeditors International of Washington, Inc.	570	21,666
FedEx Corp.	865	85,272
Kuehne & Nagel International AG	432	47,397
United Parcel Service, Inc.–Class B	2,105	182,040
Yamato Holdings Co., Ltd.	1,000	21,060

		462,168

AIRLINES–0.1%
ANA Holdings Inc(b)	16,000	33,270
Cathay Pacific Airways Ltd.	20,000	34,803
Deutsche Lufthansa AG (REG)(a)	1,092	22,121
easyJet PLC	1,204	23,732
International Consolidated Airlines Group SA(a)	2,643	10,611
Japan Airlines Co., Ltd.	472	24,299
Singapore Airlines Ltd.	3,000	23,502
Southwest Airlines Co.	2,105	27,133

		199,471

BUILDING PRODUCTS–0.1%
Asahi Glass Co., Ltd.(b)	3,000	19,445
Assa Abloy AB	1,164	45,491
Cie de St-Gobain	1,080	43,762
Daikin Industries Ltd.	600	24,252
LIXIL Group Corp.	700	17,046
Masco Corp.	1,005	19,588
TOTO Ltd.	2,000	20,336

		189,920

COMMERCIAL SERVICES & SUPPLIES–0.1%
ADT Corp. (The)(a)	647	25,783
Aggreko PLC	718	17,946
Avery Dennison Corp.	285	12,187
Babcock International Group PLC	1,121	18,823
Brambles Ltd.	4,179	35,597
Cintas Corp.	285	12,979
Dai Nippon Printing Co., Ltd.	2,000	18,249
Edenred	818	25,047
G4S PLC	3,792	13,371
Iron Mountain, Inc.	464	12,347
Pitney Bowes, Inc.(b)	555	8,147
Republic Services, Inc.–Class A	850	28,849
Secom Co., Ltd.	600	32,622
Serco Group PLC	1,802	16,946
Societe BIC SA	221	22,170

10

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Stericycle, Inc.(a)	260	$28,712
Toppan Printing Co., Ltd.(b)	2,000	13,874
Tyco International Ltd.	1,345	44,318
Waste Management, Inc.	1,245	50,211

		438,178

CONSTRUCTION & ENGINEERING–0.1%
ACS Actividades de Construccion y Servicios SA	381	10,079
Bouygues SA(b)	95	2,421
Chiyoda Corp.	1,000	11,794
Ferrovial SA	1,470	23,469
Fluor Corp.	465	27,579
Jacobs Engineering Group, Inc.(a)	365	20,123
JGC Corp.	1,000	36,012
Kajima Corp.	7,000	23,207
Leighton Holdings Ltd.(b)	1,344	18,835
Obayashi Corp.	3,000	15,555
Quanta Services, Inc.(a)	615	16,273
Shimizu Corp.	2,000	8,040
Taisei Corp.	5,000	18,050
Vinci SA	1,609	80,708

		312,145

ELECTRICAL EQUIPMENT–0.3%
ABB Ltd. (REG)(a)	7,675	166,255
Alstom SA(b)	729	23,914
Eaton Corp. PLC	1,394	91,739
Emerson Electric Co.	2,100	114,534
First Solar, Inc.(a)	170	7,604
Legrand SA	827	38,344
Mitsubishi Electric Corp.	7,000	65,409
Nidec Corp.(b)	300	20,989
Prysmian SpA	1,074	20,035
Rockwell Automation, Inc.	430	35,750
Roper Industries, Inc.	275	34,161
Schneider Electric SA	1,836	133,343
Sumitomo Electric Industries Ltd.	2,000	23,808

		775,885

INDUSTRIAL CONGLOMERATES–0.5%
3M Co.	1,855	202,844
Danaher Corp.	1,690	106,977
General Electric Co.	30,320	703,121
Hutchison Whampoa Ltd.	6,000	62,774
Keppel Corp., Ltd.	4,000	32,717
Koninklijke Philips NV	3,341	91,079
Siemens AG	2,922	295,892
Smiths Group PLC	1,055	20,989

		1,516,393

MACHINERY–0.7%
Alfa Laval AB	3,611	73,756
Andritz AG	267	13,699
Atlas Copco AB	1,715	36,702
Atlas Copco AB–Class A	1,805	43,504
Caterpillar, Inc.	1,935	159,618

Cummins, Inc.	550	$59,653
Deere & Co.	1,135	92,219
Dover Corp.	485	37,665
FANUC Corp.	700	101,309
Fiat Industrial SpA	2,876	32,015
Flowserve Corp.	510	27,545
GEA Group AG	896	31,725
Hino Motors Ltd.	2,000	29,348
Hitachi Construction Machinery Co., Ltd.(b)	700	14,119
IHI Corp.	6,000	22,701
Illinois Tool Works, Inc.	1,225	84,733
IMI PLC	1,172	22,090
Ingersoll-Rand PLC	805	44,694
Invensys PLC	3,174	19,876
Joy Global, Inc.	285	13,831
JTEKT Corp.	1,400	15,692
Kawasaki Heavy Industries Ltd.	5,000	15,345
Komatsu Ltd.	3,300	76,005
Kone Oyj	544	43,150
Kubota Corp.	4,000	58,213
Makita Corp.	400	21,505
MAN SE	201	21,913
Melrose Industries PLC	5,848	22,165
Metso Oyj	447	15,141
Mitsubishi Heavy Industries Ltd.	11,000	61,155
NGK Insulators Ltd.	1,000	12,358
NSK Ltd.	2,000	19,080
PACCAR, Inc.	1,010	54,197
Pall Corp.	345	22,918
Parker Hannifin Corp.	445	42,453
Pentair Ltd.	610	35,191
Sandvik AB	2,698	32,223
Scania AB	1,673	33,472
Schindler Holding AG (REG)	271	36,703
SembCorp Marine Ltd.(b)	7,000	23,721
SKF AB	1,658	38,842
SMC Corp./Japan	200	40,095
Snap-On, Inc.	170	15,195
Stanley Black & Decker, Inc.	465	35,944
Volvo AB–Class B	3,741	49,922
Wartsila Oyj Abp	586	25,459
Weir Group PLC (The)	651	21,287
Xylem, Inc./NY	535	14,413
Zardoya Otis SA	1,239	17,546

		1,882,105

MARINE–0.0%
AP Moeller–Maersk A/S	4	28,614
AP Moeller–Maersk A/S (Line of A Shares)	3	20,199
Mitsui OSK Lines Ltd.(a)	4,000	15,545
Nippon Yusen KK	5,000	13,229

		77,587

PROFESSIONAL SERVICES–0.1%
Adecco SA(a)	507	28,874
Bureau Veritas SA	1,236	32,007

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Capita PLC	1,758	$25,841
Dun & Bradstreet Corp. (The)	115	11,207
Equifax, Inc.	355	20,920
Experian PLC	3,525	61,264
Intertek Group PLC	431	19,159
Robert Half International, Inc.	385	12,793
SGS SA	24	51,526

		263,591

ROAD & RAIL–0.3%
Asciano Ltd.	1,409	6,444
Aurizon Holdings Ltd.	6,403	24,322
Central Japan Railway Co.	503	61,306
CSX Corp.	2,960	68,642
DSV A/S	511	12,448
East Japan Railway Co.	1,200	93,399
Hankyu Hanshin Holdings, Inc.	3,000	17,075
Kansas City Southern	320	33,907
Keikyu Corp.	2,000	17,170
Keio Corp.	2,000	13,741
Keisei Electric Railway Co., Ltd.	2,000	18,737
Kintetsu Corp.	4,000	17,560
MTR Corp., Ltd.	7,000	25,544
Nippon Express Co., Ltd.	3,000	14,246
Norfolk Southern Corp.	940	68,291
Odakyu Electric Railway Co., Ltd.	2,000	19,531
Ryder System, Inc.	165	10,030
Tobu Railway Co., Ltd.	3,000	15,461
Tokyu Corp.	3,000	19,643
Union Pacific Corp.	1,375	212,135
West Japan Railway Co.	457	19,382

		789,014

TRADING COMPANIES & DISTRIBUTORS–0.2%
Brenntag AG	189	28,727
Bunzl PLC	916	17,866
Fastenal Co.	780	35,763
ITOCHU Corp.	5,000	57,820
Marubeni Corp.	6,000	40,100
Mitsubishi Corp.	4,900	83,710
Mitsui & Co., Ltd.	6,100	76,495
Sumitomo Corp.	3,900	48,608
Toyota Tsusho Corp.	700	17,999
Travis Perkins PLC	732	16,208
Wolseley PLC	956	44,109
WW Grainger, Inc.	180	45,392

		512,797

TRANSPORTATION INFRASTRUCTURE–0.1%
Abertis Infraestructuras SA	986	17,180
Aeroports de Paris	305	29,649
Atlantia SpA	1,440	23,487
Auckland International Airport Ltd.	4,070	9,361
Hutchison Port Holdings Trust	43,553	31,894
Koninklijke Vopak NV	502	29,630

Mitsubishi Logistics Corp.	1,000	$13,954
Sydney Airport	14,466	44,636
Transurban Group	3,826	23,627

		223,418

		9,163,772

CONSUMER STAPLES–3.2%
BEVERAGES–0.8%
Anheuser-Busch InBev NV	2,804	252,453
Asahi Group Holdings Ltd.	1,000	24,772
Beam, Inc.	450	28,399
Brown-Forman Corp.–Class B	452	30,533
Carlsberg A/S	373	33,352
Coca-Cola Amatil Ltd.	1,634	18,932
Coca-Cola Co. (The)	11,180	448,430
Coca-Cola Enterprises, Inc.	750	26,370
Coca-Cola HBC AG(a)	542	12,687
Constellation Brands, Inc.–Class A(a)	420	21,890
Diageo PLC	8,745	250,774
Dr Pepper Snapple Group, Inc.	570	26,180
Heineken NV	2,395	152,445
Kirin Holdings Co., Ltd.(b)	3,000	46,993
Molson Coors Brewing Co.–Class B	450	21,537
Monster Beverage Corp.(a)	410	24,916
PepsiCo, Inc.	4,525	370,100
Pernod-Ricard SA	741	82,246
Remy Cointreau SA	195	20,691
SABMiller PLC	3,342	160,227
Treasury Wine Estates Ltd.	5,315	28,242

		2,082,169

FOOD & STAPLES RETAILING–0.6%
Aeon Co., Ltd.	1,600	21,026
Carrefour SA	1,552	42,628
Casino Guichard Perrachon SA	225	21,084
Colruyt SA	204	10,734
Costco Wholesale Corp.	1,265	139,871
CVS Caremark Corp.	3,580	204,704
Delhaize Group SA	404	24,976
Distribuidora Internacional de Alimentacion SA	2,417	18,259
FamilyMart Co., Ltd.	300	12,801
J Sainsbury PLC	3,281	17,733
Jeronimo Martins SGPS SA	937	19,749
Kesko Oyj	171	4,750
Kroger Co. (The)	1,465	50,601
Lawson, Inc.	200	15,262
Metro AG	1,551	49,008
Safeway, Inc.	695	16,444
Seven & I Holdings Co., Ltd.	2,600	95,221
Sysco Corp.	1,705	58,243
Tesco PLC	28,066	141,335
Wal-Mart Stores, Inc.	4,863	362,245
Walgreen Co.	2,495	110,279
Wesfarmers Ltd.	3,513	127,122

12

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Whole Foods Market, Inc.	1,020	$52,510
WM Morrison Supermarkets PLC	6,401	25,479
Woolworths Ltd.	4,301	128,843

		1,770,907

FOOD PRODUCTS–0.8%
Ajinomoto Co., Inc.	2,000	29,338
Archer-Daniels-Midland Co.	1,915	64,938
Associated British Foods PLC	1,705	44,978
Campbell Soup Co.	525	23,515
ConAgra Foods, Inc.	1,185	41,392
Danone SA	2,020	152,042
DE Master Blenders 1753 NV(a)	1,580	25,296
General Mills, Inc.	1,885	91,479
Hershey Co. (The)	450	40,176
Hormel Foods Corp.	375	14,468
JM Smucker Co. (The)	345	35,587
Kellogg Co.	715	45,924
Kerry Group PLC	521	28,754
Kikkoman Corp.	1,000	16,635
Kraft Foods Group, Inc.	1,728	96,543
Lindt & Spruengli AG (REG)	1	43,511
McCormick & Co., Inc./MD	375	26,385
Mead Johnson Nutrition Co.–Class A	610	48,330
MEIJI Holdings Co., Ltd.	300	14,407
Mondelez International, Inc.	5,185	147,928
Nestle SA	11,255	738,557
Nippon Meat Packers, Inc.	1,000	15,296
Nissin Foods Holdings Co., Ltd.	400	16,176
Orkla ASA	2,074	16,981
Tate & Lyle PLC	1,256	15,759
Toyo Suisan Kaisha Ltd.	1,000	33,273
Tyson Foods, Inc.–Class A	825	21,186
Unilever NV	4,379	172,376
Unilever PLC	4,479	181,320
Wilmar International Ltd.	9,000	22,259
Yakult Honsha Co., Ltd.(b)	400	16,587

		2,281,396

HOUSEHOLD PRODUCTS–0.4%
Clorox Co. (The)	370	30,762
Colgate-Palmolive Co.	2,550	146,089
Henkel AG & Co. KGaA	366	28,665
Henkel AG & Co. KGaA (Preference Shares)	479	44,983
Kimberly-Clark Corp.	1,115	108,311
Procter & Gamble Co. (The)	7,965	613,225
Reckitt Benckiser Group PLC	2,259	159,794
Svenska Cellulosa AB–Class B	2,115	53,041
Unicharm Corp.	300	16,968

		1,201,838

PERSONAL PRODUCTS–0.1%
Avon Products, Inc.	1,255	26,393
Beiersdorf AG	310	27,004
Estee Lauder Cos., Inc. (The)–Class A	690	45,381
Kao Corp.	1,800	61,275

L’Oreal SA	849	$139,562
Shiseido Co., Ltd.	1,000	14,879

		314,494

TOBACCO–0.5%
Altria Group, Inc.	5,860	205,041
British American Tobacco PLC	6,744	345,897
Imperial Tobacco Group PLC	3,444	119,419
Japan Tobacco, Inc.	3,839	135,507
Lorillard, Inc.	1,090	47,611
Philip Morris International, Inc.	4,800	415,776
Reynolds American, Inc.	935	45,226
Swedish Match AB	831	29,496

		1,343,973

		8,994,777

ENERGY–2.6%
ENERGY EQUIPMENT & SERVICES–0.4%
Aker Solutions ASA	1,244	16,983
AMEC PLC	1,606	24,562
Baker Hughes, Inc.	1,260	58,124
Cameron International Corp.(a)	720	44,035
Cie Generale de Geophysique-Veritas(a)	470	10,414
Diamond Offshore Drilling, Inc.	190	13,070
Ensco PLC–Class A	650	37,778
FMC Technologies, Inc.(a)	710	39,533
Fugro NV	538	29,233
Halliburton Co.	2,690	112,227
Helmerich & Payne, Inc.	285	17,798
Nabors Industries Ltd.	815	12,478
National Oilwell Varco, Inc.	1,255	86,469
Noble Corp.	725	27,246
Petrofac Ltd.	697	12,688
Rowan Cos., PLC(a)	355	12,095
Saipem SpA	1,479	24,006
Schlumberger Ltd.	3,885	278,399
Seadrill Ltd.	946	38,101
Subsea 7 SA(a)	1,066	18,690
Technip SA	267	27,136
Tenaris SA	1,269	25,416
Transocean Ltd.	1,255	60,261
WorleyParsons Ltd.	885	15,678

		1,042,420

OIL, GAS & CONSUMABLE FUELS–2.2%
Anadarko Petroleum Corp.	1,445	124,169
Apache Corp.	1,145	95,985
BG Group PLC	11,872	201,753
BP PLC	66,535	461,749
Cabot Oil & Gas Corp.	620	44,032
Caltex Australia Ltd.	1,410	23,192
Chesapeake Energy Corp.	1,495	30,468
Chevron Corp.	5,680	672,171
ConocoPhillips	3,570	215,985
Consol Energy, Inc.	640	17,344
Denbury Resources, Inc.(a)	1,060	18,359

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Devon Energy Corp.	1,120	$58,106
ENI SpA	8,878	182,212
EOG Resources, Inc.	805	106,002
EQT Corp.	440	34,923
Exxon Mobil Corp.	13,087	1,182,411
Galp Energia SGPS SA	943	13,979
Hess Corp.	890	59,176
Idemitsu Kosan Co., Ltd.(b)	300	22,997
Inpex Corp.	6	24,937
JX Holdings, Inc.	6,000	28,971
Kinder Morgan, Inc./DE	1,825	69,624
Lundin Petroleum AB(a)	856	16,931
Marathon Oil Corp.	2,055	71,062
Marathon Petroleum Corp.	962	68,360
Murphy Oil Corp.	505	30,750
Neste Oil Oyj	339	4,947
Newfield Exploration Co.(a)	370	8,839
Noble Energy, Inc.	1,050	63,042
Occidental Petroleum Corp.	2,350	209,691
OMV AG	514	23,187
Origin Energy Ltd.	2,920	33,461
Peabody Energy Corp.	745	10,907
Phillips 66	1,810	106,627
Pioneer Natural Resources Co.	415	60,071
QEP Resources, Inc.	475	13,196
Range Resources Corp.	500	38,660
Repsol SA	2,909	61,394
Royal Dutch Shell PLC–Class A	13,046	416,741
Royal Dutch Shell PLC–Class B	9,144	302,840
Santos Ltd.	2,539	28,914
Southwestern Energy Co.(a)	995	36,347
Spectra Energy Corp.	1,935	66,680
Statoil ASA	3,895	80,463
Tesoro Corp.	375	19,620
TonenGeneral Sekiyu KK(b)	2,000	19,353
Total SA	7,432	363,002
Tullow Oil PLC	3,168	48,226
Valero Energy Corp.	1,575	54,763
Williams Cos., Inc. (The)	1,955	63,479
Woodside Petroleum Ltd.	2,300	73,250
WPX Energy, Inc.(a)	545	10,322

		6,093,670

		7,136,090

MATERIALS–1.6%
CHEMICALS–0.8%
Air Liquide SA	1,089	134,491
Air Products & Chemicals, Inc.	620	56,773
Air Water, Inc.	1,000	14,058
Airgas, Inc.	190	18,137
Akzo Nobel NV	704	39,724
Arkema SA	218	19,983
Asahi Kasei Corp.	3,000	19,794
BASF SE	3,206	285,954
CF Industries Holdings, Inc.	190	32,585
Croda International PLC	549	20,703
Dow Chemical Co. (The)	3,475	111,791
Eastman Chemical Co.	430	30,104

Ecolab, Inc.	790	$67,300
EI du Pont de Nemours & Co.	2,745	144,113
FMC Corp.	380	23,203
Givaudan SA(a)	72	92,777
Hitachi Chemical Co., Ltd.	900	14,090
Incitec Pivot Ltd.	7,611	19,816
International Flavors & Fragrances, Inc.	250	18,790
Israel Chemicals Ltd.	1,432	14,063
Israel Corp., Ltd. (The)(a)	16	9,539
Johnson Matthey PLC	550	21,975
JSR Corp.	800	16,187
K&S AG	463	17,111
Kansai Paint Co., Ltd.	1,000	12,765
Kuraray Co., Ltd.	1,000	14,015
Lanxess AG	509	30,653
Linde AG	646	120,380
LyondellBasell Industries NV	1,100	72,886
Mitsubishi Chemical Holdings Corp.	3,500	16,404
Mitsubishi Gas Chemical Co., Inc.	2,000	14,663
Monsanto Co.	1,590	157,092
Mosaic Co. (The)	780	41,972
Nitto Denko Corp.	600	38,481
Orica Ltd.	981	18,492
PPG Industries, Inc.	450	65,885
Praxair, Inc.	890	102,492
Sherwin-Williams Co. (The)	265	46,799
Shin-Etsu Chemical Co., Ltd.	1,400	92,659
Showa Denko KK(b)	7,000	9,232
Sigma-Aldrich Corp.	355	28,528
Solvay SA	236	30,902
Sumitomo Chemical Co., Ltd.	4,000	12,546
Syngenta AG	254	99,050
Teijin Ltd.	5,000	10,952
Toray Industries, Inc.	4,000	25,847
Umicore SA	306	12,707
Yara International ASA	541	21,575

		2,340,038

CONSTRUCTION MATERIALS–0.1%
CRH PLC	2,534	51,270
Fletcher Building Ltd.	2,390	15,565
HeidelbergCement AG	440	29,480
Holcim Ltd.(a)	816	56,799
Imerys SA	286	17,560
James Hardie Industries PLC	3,449	29,616
Lafarge SA	533	32,728
Taiheiyo Cement Corp.	13,000	41,485
Vulcan Materials Co.	365	17,670

		292,173

CONTAINERS & PACKAGING–0.1%
Amcor Ltd./Australia	3,244	29,981
Ball Corp.	410	17,031
Bemis Co., Inc.	280	10,959

14

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MeadWestvaco Corp.	470	$16,032
Owens-Illinois, Inc.(a)	460	12,783
Rexam PLC	2,122	15,400
Sealed Air Corp.	540	12,933
Toyo Seikan Group Holdings Ltd.	1,700	26,168

		141,287

METALS & MINING–0.6%
Alcoa, Inc.	3,120	24,398
Allegheny Technologies, Inc.	285	7,498
Anglo American PLC	4,854	93,540
Antofagasta PLC	1,060	12,844
ArcelorMittal (Euronext Amsterdam)	8,908	99,701
BHP Billiton Ltd.	11,209	322,627
BHP Billiton PLC	7,371	187,944
Boliden AB	1,652	20,477
Cliffs Natural Resources, Inc.(b)	430	6,988
Fortescue Metals Group Ltd.	14,926	41,089
Freeport-McMoRan Copper & Gold, Inc.	2,725	75,237
Fresnillo PLC	667	9,005
Glencore Xstrata PLC	34,718	143,714
Hitachi Metals Ltd.	3,000	33,602
Iluka Resources Ltd.	2,008	18,096
JFE Holdings, Inc.	1,200	26,290
Kobe Steel Ltd.(a)(b)	12,000	14,840
Mitsubishi Materials Corp.	1,000	3,521
Newcrest Mining Ltd.	2,055	18,970
Newmont Mining Corp.	1,445	43,278
Nippon Steel & Sumitomo Metal Corp.	27,000	72,745
Norsk Hydro ASA	6,514	26,121
Nucor Corp.	910	39,421
Randgold Resources Ltd.	234	14,828
Rio Tinto Ltd.	1,521	72,894
Rio Tinto PLC	4,679	190,290
Sumitomo Metal Mining Co., Ltd.	1,000	11,139
ThyssenKrupp AG(a)	1,305	25,581
United States Steel Corp.(b)	380	6,661
Vedanta Resources PLC	571	8,875
Voestalpine AG	442	15,631

		1,687,845

PAPER & FOREST PRODUCTS–0.0%
International Paper Co.	1,265	56,052
OJI Holdings Corp.	4,000	16,123
Stora Enso Oyj	1,482	9,924
UPM-Kymmene Oyj	1,836	17,995

		100,094

		4,561,437

TELECOMMUNICATION SERVICES–1.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.8%
AT&T, Inc.	16,018	567,037

Belgacom SA	409	$9,158
Bezeq The Israeli Telecommunication Corp., Ltd.	7,158	9,517
BT Group PLC	27,493	129,073
CenturyLink, Inc.	1,800	63,630
Deutsche Telekom AG	9,803	114,210
Elisa Oyj	381	7,439
France Telecom SA	4,984	47,195
Frontier Communications Corp.(b)	2,880	11,664
HKT Trust/HKT Ltd.	18,882	17,832
Iliad SA	163	35,216
Inmarsat PLC	1,202	12,310
Koninklijke KPN NV	2,757	5,720
Nippon Telegraph & Telephone Corp.	1,500	78,181
Portugal Telecom SGPS SA(b)	2,560	9,959
Singapore Telecommunications Ltd.	28,000	82,654
Swisscom AG	62	27,142
TDC A/S	2,303	18,665
Telecom Corp. of New Zealand Ltd.	6,995	12,181
Telecom Italia SpA (ordinary shares)	28,057	19,556
Telecom Italia SpA (savings shares)	16,898	9,421
Telefonica SA(a)	14,295	183,911
Telekom Austria AG	1,044	6,607
Telenor ASA	2,746	54,544
TeliaSonera AB	5,820	37,927
Telstra Corp., Ltd.	15,412	67,003
Verizon Communications, Inc.	8,315	418,577
Vivendi SA	4,619	87,538
Windstream Corp.(b)	1,695	13,068
Ziggo NV	1,595	64,067

		2,221,002

WIRELESS TELECOMMUNICATION SERVICES–0.4%
Crown Castle International Corp.(a)	870	62,979
KDDI Corp.	1,878	97,794
Millicom International Cellular SA	641	46,166
NTT DoCoMo, Inc.	53	82,452
Softbank Corp.	3,300	192,093
Sprint Nextel Corp.(a)	8,780	61,636
StarHub Ltd.	4,000	13,152
Vodafone Group PLC	171,654	491,905

		1,048,177

		3,269,179

UTILITIES–1.0%
ELECTRIC UTILITIES–0.5%
Acciona SA(b)	125	6,590

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

American Electric Power Co., Inc.	1,425	$63,812
Cheung Kong Infrastructure Holdings Ltd.	7,000	46,824
Chubu Electric Power Co., Inc.	1,700	24,081
Chugoku Electric Power Co., Inc. (The)	900	14,112
CLP Holdings Ltd.	5,000	40,419
Contact Energy Ltd.	971	3,843
Duke Energy Corp.	2,082	140,535
Edison International	965	46,474
EDP–Energias de Portugal SA	6,661	21,487
Electricite de France SA	1,042	24,181
Enel SpA	17,694	55,523
Entergy Corp.	525	36,582
Exelon Corp.	2,497	77,107
FirstEnergy Corp.	1,185	44,248
Fortum Oyj	1,551	29,055
Hokkaido Electric Power Co., Inc.(a)	1,800	24,564
Hokuriku Electric Power Co.	1,600	25,106
Iberdrola SA	16,441	86,884
Kansai Electric Power Co., Inc. (The)(a)	2,000	27,377
Kyushu Electric Power Co., Inc.(a)	1,200	18,085
NextEra Energy, Inc.	1,245	101,443
Northeast Utilities	910	38,238
Pepco Holdings, Inc.	690	13,910
Pinnacle West Capital Corp.	335	18,583
Power Assets Holdings Ltd.	3,500	30,151
PPL Corp.	1,695	51,291
Red Electrica Corp. SA(b)	291	16,001
Shikoku Electric Power Co., Inc.(a)	700	12,641
Southern Co. (The)	2,510	110,766
SP AusNet	12,753	13,682
SSE PLC	3,345	77,462
Tohoku Electric Power Co., Inc.(a)	1,400	17,480
Tokyo Electric Power Co., Inc.(a)	5,500	28,393
Verbund AG	183	3,471
Xcel Energy, Inc.	1,420	40,243

		1,430,644

GAS UTILITIES–0.1%
AGL Resources, Inc.	348	14,915
APA Group	2,828	15,497
Enagas SA	481	11,889
Gas Natural SDG SA(b)	1,513	30,483
Hong Kong & China Gas Co., Ltd.	15,400	37,577
ONEOK, Inc.	570	23,547
Osaka Gas Co., Ltd.	5,000	21,112
Snam SpA	6,059	27,589
Toho Gas Co., Ltd.(b)	2,000	10,343
Tokyo Gas Co., Ltd.	7,000	38,619

		231,571

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.0%
AES Corp./VA	1,785	$21,402
Electric Power Development Co., Ltd.	500	15,632
Enel Green Power SpA	25,579	53,086
NRG Energy, Inc.	940	25,098

		115,218

MULTI-UTILITIES–0.4%
AGL Energy Ltd.	1,463	19,359
Ameren Corp.	660	22,730
CenterPoint Energy, Inc.	1,245	29,245
Centrica PLC	18,143	99,237
CMS Energy Corp.	770	20,921
Consolidated Edison, Inc.	830	48,397
Dominion Resources, Inc./VA	1,685	95,742
DTE Energy Co.	520	34,845
E.ON SE	6,285	103,003
GDF Suez	4,630	90,817
Integrys Energy Group, Inc.	250	14,633
National Grid PLC	12,697	143,928
NiSource, Inc.	905	25,919
PG&E Corp.	1,275	58,306
Public Service Enterprise Group, Inc.	1,455	47,520
RWE AG	1,316	41,951
RWE AG (Preference Shares)(b)	545	16,822
SCANA Corp.	395	19,395
Sempra Energy	660	53,962
Suez Environnement Co.	1,324	17,112
TECO Energy, Inc.	575	9,884
United Utilities Group PLC	2,853	29,683
Wisconsin Energy Corp.	650	26,643

		1,070,054

WATER UTILITIES–0.0%
Severn Trent PLC	639	16,181

		2,863,668

Total Common Stocks (cost $70,745,602)		81,077,346

	Principal Amount (000)
GOVERNMENTS– TREASURIES–27.3%
UNITED STATES–27.3%
U.S. Treasury Bonds
1.25%, 2/15/14	$490	493,369
2.75%, 8/15/42	775	668,922
3.125%, 11/15/41–2/15/43	2,825	2,641,644
3.50%, 2/15/39	152	154,470
3.75%, 8/15/41	220	232,272
3.875%, 8/15/40	280	302,663
4.25%, 5/15/39	240	275,925
4.375%, 11/15/39–5/15/41	1,258	1,474,831
4.50%, 8/15/39	220	263,038

16

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

4.75%, 2/15/37–2/15/41	$266	$329,582
5.375%, 2/15/31	650	846,726
6.00%, 2/15/26	134	179,895
6.25%, 8/15/23–5/15/30	724	1,016,424
6.875%, 8/15/25	325	465,359
7.25%, 5/15/16–8/15/22	883	1,222,130
7.50%, 11/15/16	92	112,470
7.625%, 2/15/25	55	82,586
8.00%, 11/15/21	123	178,321
U.S. Treasury Notes
0.125%, 9/30/13–12/31/13	980	980,030
0.25%, 11/30/13–5/31/15	10,580	10,573,908
0.375%, 11/15/14–4/15/15	3,350	3,353,195
0.50%, 10/15/13(c)	1,188	1,189,346
0.50%, 10/15/14–7/31/17	3,010	2,978,348
0.75%, 6/15/14–3/31/18	6,225	6,084,216
0.875%, 11/30/16–4/30/17	2,315	2,310,544
1.00%, 1/15/14–5/31/18	5,680	5,646,377
1.25%, 3/15/14–4/30/19	1,980	1,969,204
1.375%, 11/30/15–2/28/19	1,892	1,884,538
1.625%, 8/15/22–11/15/22	2,090	1,955,384
1.75%, 7/31/15–5/15/23	2,050	1,980,486
1.875%, 10/31/17	1,100	1,131,797
2.00%, 11/30/13–2/15/23	4,244	4,182,586
2.125%, 12/31/15–8/15/21	825	839,967
2.25%, 1/31/15–11/30/17	739	770,060
2.375%, 8/31/14–7/31/17	2,504	2,581,727
2.50%, 3/31/15	148	153,637
2.625%, 7/31/14–11/15/20	4,760	4,915,860
2.75%, 5/31/17–2/15/19	1,930	2,057,273
2.75%, 12/31/17(c)	735	783,866
3.00%, 2/28/17	889	955,119
3.125%, 10/31/16–5/15/21	1,111	1,195,036
3.25%, 7/31/16(c)	1,147	1,235,535
3.375%, 11/15/19	1,055	1,160,829
3.625%, 2/15/20–2/15/21	1,425	1,588,456
3.75%, 11/15/18	615	687,503

Total Governments–Treasuries (cost $77,458,217)		76,085,454

	Shares
INVESTMENT COMPANIES–1.1%
FUNDS AND INVESTMENT TRUSTS–1.1%
iShares MSCI EAFE Index Fund	40,137	2,303,061
iShares MSCI Emerging Markets Index Fund	5,890	227,177
SPDR S&P 500 ETF Trust	2,334	373,464

Total Investment Companies (cost $3,049,265)		2,903,702

RIGHTS–0.0%
CONSUMER DISCRETIONARY–0.0%
MULTILINE RETAIL–0.0%
Groupe Fnac, expiring 10/01/13(a)	205	$534

FINANCIALS–0.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT–0.0%
New Hotel, expiring 6/11/13(a)	275	0

Total Rights (cost $683)		534

SHORT-TERM INVESTMENTS–41.1%
INVESTMENT COMPANIES–40.4%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.09%(d) (cost $112,374,108)	112,374,108	112,374,108

	Principal Amount (000)
U.S. TREASURY BILLS–0.7%
U.S. Treasury Bill Zero Coupon, 8/08/13(c) (cost $1,809,794)	$1,810	1,809,794

Total Short-Term Investments (cost $114,183,902)		114,183,902

Total Investments Before Security Lending Collateral for Securities Loaned–98.6% (cost $265,437,669)		274,250,938

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.3%
INVESTMENT COMPANIES–0.3%
AllianceBernstein Exchange Reserves–Class I, 0.07%(d) (cost $936,954)	936,954	936,954

TOTAL INVESTMENTS–98.9% (cost $266,374,623)		275,187,892
Other assets less liabilities–1.1%		3,101,559

NET ASSETS–100.0%		$278,289,451

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	319	September 2013	$11,112,916	$10,787,585	$(325,331)
FTSE 100 Index Futures	81	September 2013	7,711,322	7,590,778	(120,544)
Hang Seng Index Futures	10	July 2013	1,284,887	1,336,312	51,425
MSCI Emerging Market Mini Futures	2	September 2013	164,338	163,970	(368)
Russell 2000 Mini Index Futures	65	September 2013	6,354,620	6,335,550	(19,070)
S&P 500 E Mini Index Futures	312	September 2013	25,400,447	24,949,080	(451,367)
S&P Mid 400 E Mini Index Futures	82	September 2013	9,547,316	9,494,780	(52,536)
SPI 200 Index Futures	25	September 2013	2,706,799	2,725,930	19,131
TOPIX Index Futures	51	September 2013	5,725,143	5,815,789	90,646
U.S. T-Note 10 Yr (CBT) Futures	106	September 2013	13,743,506	13,415,625	(327,881)
Ultra Long U.S. T-Bond Futures	28	September 2013	4,292,163	4,124,750	(167,413)

					$(1,303,308)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Currency Instruments
Bank of America, NA	USD	816	GBP	538	9/17/13	$1,907
Barclays Bank PLC Wholesale	USD	264	AUD	276	9/17/13	(12,693)
Barclays Bank PLC Wholesale	EUR	716	USD	946	9/17/13	13,960
Barclays Bank PLC Wholesale	USD	2,681	EUR	2,072	9/17/13	16,626
Barclays Bank PLC Wholesale	USD	6,946	JPY	685,172	9/17/13	(34,748)
Barclays Bank PLC Wholesale	JPY	113,273	USD	1,158	9/17/13	15,029
Barclays Bank PLC Wholesale	USD	680	SEK	4,500	9/17/13	(10,547)
BNP Paribas SA	AUD	407	USD	371	9/17/13	899
BNP Paribas SA	USD	2,808	AUD	3,045	9/17/13	(38,375)
BNP Paribas SA	USD	1,861	EUR	1,421	9/17/13	(10,714)
BNP Paribas SA	JPY	741,477	USD	7,636	9/17/13	157,312
BNP Paribas SA	USD	2,181	JPY	216,714	9/17/13	5,057
Brown Brothers Harriman & Co.	EUR	206	USD	268	9/17/13	133
Deutsche Bank AG London	EUR	743	USD	981	9/17/13	13,103
Deutsche Bank AG London	USD	543	JPY	54,345	9/17/13	5,436
HSBC Bank USA	GBP	320	USD	494	9/17/13	7,885
HSBC Bank USA	USD	1,531	GBP	986	9/17/13	(31,676)
JPMorgan Chase Bank, NA	USD	769	EUR	584	9/17/13	(8,889)
Morgan Stanley Capital Services, Inc.	USD	455	GBP	303	9/17/13	5,161
Royal Bank of Canada	CAD	302	USD	296	9/17/13	9,288
Royal Bank of Scotland PLC	USD	1,998	GBP	1,305	9/17/13	(14,308)
Royal Bank of Scotland PLC	JPY	101,157	USD	1,051	9/17/13	30,795

18

AllianceBernstein Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	USD	1,236	CHF	1,168	9/17/13	$1,602
Societe Generale	USD	790	JPY	81,342	9/17/13	30,498
State Street Bank & Trust Co.	USD	43	AUD	47	9/17/13	(557)
State Street Bank & Trust Co.	USD	342	EUR	258	9/17/13	(5,839)
UBS AG	AUD	2,941	USD	2,777	9/17/13	102,108
UBS AG	USD	1,058	AUD	1,104	9/17/13	(53,777)
UBS AG	USD	355	EUR	276	9/17/13	4,741
UBS AG	CHF	672	USD	725	9/17/13	13,018
UBS AG	USD	538	CHF	509	9/17/13	899
Westpac Banking Corp.	USD	331	AUD	346	9/17/13	(15,935)

						$197,399

TOTAL RETURN SWAPS (see Note D)

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	20	0.47%	$73	8/15/13	Deutsche Bank AG	$(1,055)
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	79	0.47%	289	8/15/13	Deutsche Bank AG	(4,167)
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	73	0.47%	267	9/16/13	Deutsche Bank AG	(3,851)
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	18	0.47%	66	10/15/13	Deutsche Bank AG	(950)
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	56	0.47%	205	11/15/13	Deutsche Bank AG	(2,954)
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	238	0.57%	870	3/17/14	Deutsche Bank AG	(12,582)

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	330	0.57%	$1,207	4/15/14	Deutsche Bank AG	$(17,446)
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	237	0.57%	867	4/15/14	Deutsche Bank AG	(12,529)
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	340	0.57%	1,244	5/15/14	Deutsche Bank AG	(17,974)
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	38	0.27%	139	7/15/14	Deutsche Bank AG	(2,041)
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	151	0.47%	552	1/15/14	JPMorgan Chase Bank NA	(7,966)
Receive	Russell 2000 Total Return Index	30	0.19%	137	3/17/14	JPMorgan Chase Bank NA	(1,300)
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	311	0.19%	1,137	4/15/14	Morgan Stanley Capital Services, LLC	(16,309)
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	19	0.19%	69	4/15/14	Morgan Stanley Capital Services, LLC	(996)
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	132	0.39%	483	10/15/13	UBS AG	(6,952)
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	130	0.47%	475	11/15/13	UBS AG	(6,858)

20

AllianceBernstein Variable Products Series Fund

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Total Return Index USD	233	0.57%	$852	5/15/14	UBS AG	$(12,318)
Receive	MSCI Daily TR Net Emerging Markets USD	18,216	0.64%	7,058	12/23/13	UBS AG	(120,012)
Receive	Russell 2000 Total Return Index	109	0.19%	498	9/16/13	UBS AG	(4,670)
Receive	Russell 2000 Total Return Index	65	0.19%	297	10/15/13	UBS AG	(2,800)
Receive	Russell 2000 Total Return Index	487	0.19%	2,223	2/18/14	UBS AG	(21,091)

							$(276,821)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $2,940,562.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

SEK—Swedish Krona

USD—United States Dollar

Glossary:

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

EPRA—European Public Real Estate Association

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

NAREIT—National Association of Real Estate Investment Trusts

REG—Registered Shares

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $153,063,561)	$161,876,830	(a)
Affiliated issuers (cost $113,311,062—including investment of cash collateral for securities loaned of $936,954)	113,311,062
Cash	3,750,621	(b)
Foreign currencies, at value (cost $90,979)	90,414
Interest and dividends receivable	607,520
Unrealized appreciation of forward currency exchange contracts	509,479
Receivable for capital stock sold	225,464
Receivable for investment securities sold	5,250

Total assets	280,376,640

LIABILITIES
Due to custodian	87,708
Payable for collateral received on securities loaned	936,954
Unrealized depreciation of forward currency exchange contracts	312,080
Unrealized depreciation on total return swaps	276,821
Payable for variation margin on futures	119,160
Advisory fee payable	117,417
Payable for capital stock redeemed	91,224
Distribution fee payable	52,624
Administrative fee payable	7,479
Transfer Agent fee payable	90
Accrued expenses	85,632

Total liabilities	2,087,189

NET ASSETS	$278,289,451

COMPOSITION OF NET ASSETS
Capital stock, at par	$25,682
Additional paid-in capital	261,616,296
Undistributed net investment income	524,943
Accumulated net realized gain on investment and foreign currency transactions	8,696,015
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	7,426,515

	$278,289,451

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$72,129	6,626	$10.89
B	$278,217,322	25,675,738	$10.84

(a)	Includes securities on loan with a value of $884,809 (see Note E).

(b)	An amount of $3,750,621 has been segregated to collateralize margin requirements for open futures contracts outstanding at June 30, 2013.

See notes to financial statements.

22

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $67,300)	$1,175,418
Affiliated issuers	60,180
Interest	318,423
Securities lending income	28,613

$1,582,634
EXPENSES
Advisory fee (see Note B)	876,833
Distribution fee—Class B	313,094
Transfer agency—Class B	2,256
Custodian	135,126
Audit	29,355
Administrative	22,066
Legal	13,645
Printing	9,743
Directors’ fees	2,265
Miscellaneous	31,050

Total expenses	1,435,433
Less: expenses reimbursed by the Adviser (see Note B)	(57,566)

Net expenses	1,377,867

Net investment income	204,767

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,006,460)
Futures	8,827,773
Options written	(80,625)
Swaps	236,328
Foreign currency transactions	(450,598)
Net change in unrealized appreciation/depreciation of:
Investments	1,222,444
Futures	(1,727,897)
Options written	(30,147)
Swaps	(482,490)
Foreign currency denominated assets and liabilities	163,619

Net gain on investment and foreign currency transactions	6,671,947

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,876,714

See notes to financial statements.

23

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$204,767		$163,817
Net realized gain on investment and foreign currency transactions	7,526,418		2,203,409
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(854,471)		7,907,137

Net increase in net assets from operations	6,876,714		10,274,363
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(24)
Class B	–0	–	(211,036)
Net realized gain on investment transactions
Class A	–0	–	(10)
Class B	–0	–	(97,401)
CAPITAL STOCK TRANSACTIONS
Net increase	50,723,180		149,294,486

Total increase	57,599,894		159,260,378
NET ASSETS
Beginning of period	220,689,557		61,429,179

End of period (including undistributed net investment income of $524,943 and $320,176, respectively)	$278,289,451		$220,689,557

See notes to financial statements.

24

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

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DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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AllianceBernstein Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$6,998,762		$9,722,403		$–0	–	$16,721,165
Consumer Discretionary	5,169,537		4,542,144		–0	–	9,711,681
Health Care	5,446,555		4,039,353		–0	–	9,485,908
Information Technology	7,469,565		1,700,104		–0	–	9,169,669
Industrials	4,274,244		4,889,528		–0	–	9,163,772
Consumer Staples	4,441,655		4,553,122		–0	–	8,994,777
Energy	4,419,113		2,716,977		–0	–	7,136,090
Materials	1,365,391		3,196,046		–0	–	4,561,437
Telecommunication Services	1,217,256		2,051,923		–0	–	3,269,179
Utilities	1,376,336		1,487,332		–0	–	2,863,668
Governments—Treasuries	–0	–	76,085,454		–0	–	76,085,454
Investment Companies	2,903,702		–0	–	–0	–	2,903,702
Rights	534		–0	–	–0	–^	534
Short-Term Investments:
Investment Companies	112,374,108		–0	–	–0	–	112,374,108
U.S. Treasury Bills	–0	–	1,809,794		–0	–	1,809,794
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	936,954		–0	–	–0	–	936,954

Total Investments in Securities	158,393,712		116,794,180	+	–0	–	275,187,892
Other Financial Instruments*:
Assets:
Futures	–0	–	161,202		–0	–	161,202	#
Forward Currency Exchange Contracts	–0	–	509,479		–0	–	509,479
Liabilities:
Futures	(1,018,635)		(445,875)		–0	–	(1,464,510	)#
Forward Currency Exchange Contracts	–0	–	(312,080)		–0	–	(312,080)
Total Return Swaps	–0	–	(276,821)		–0	–	(276,821)

Total++	$157,375,077		$116,430,085		$–0	–	$273,805,162

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Rights^		Total
Balance as of 12/31/12	$–0	–	$–0	–
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–
Change in unrealized appreciation/depreciation	–0	–	–0	–
Purchases	–0	–	–0	–
Sales	–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 6/30/13	$–0	–	$–0	–

Net change in unrealized appreciation/depreciationfrom Investments held as of 6/30/13*	$–0	–	$–0	–

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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AllianceBernstein Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until April 1, 2014. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before April 1, 2012. This fee waiver and/or reimbursement will remain in effect until May 1, 2014 and then may be extended by the Adviser for additional one-year terms. For the six months ended June 30, 2013, the amount of such fees reimbursed by the Adviser was $57,566.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2013, the reimbursement for such services amounted to $22,066.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2013.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but

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DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended June 30, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$95,467	$84,091	$67,184	$112,374	$59

Brokerage commissions paid on investment transactions for the six months ended June 30, 2013 amounted to $100,671, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$54,423,107	$42,635,808
U.S. government securities	30,179,035	1,944,221

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$12,028,596
Gross unrealized depreciation	(3,215,327)

Net unrealized appreciation	$8,813,269

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and

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AllianceBernstein Variable Products Series Fund

movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2013, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2013, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written.

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DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended June 30, 2013, the Portfolio held purchased options for hedging and non-hedging purposes. During the six months ended June 30, 2013, the Portfolio held written options for hedging and non-hedging purposes.

For the six months ended June 30, 2013, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/12	913		$157,642
Options written	3,398		191,695
Options expired	–0	–	–0	–
Options bought back	(4,311)		(349,337)
Options exercised	–0	–	–0	–

Options written outstanding as of 6/30/13	–0	–	$–0	–

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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AllianceBernstein Variable Products Series Fund

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended June 30, 2013, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended June 30, 2013, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements and certain securities lending transactions. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party.

The Portfolio’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction.

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

At June 30, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$495,294	*+
Equity contracts	Receivable/Payable for variation margin on futures	$161,202	*+	Receivable/Payable for variation margin on futures	969,216	*+
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	509,479		Unrealized depreciation of forward currency exchange contracts	312,080
Equity contracts				Unrealized depreciation on total return swaps	276,821

Total		$670,681			$2,053,411

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

+	Exchange-traded investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures contracts	$(31,776)	$(440,811)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures contracts	8,859,549	(1,287,086)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(498,236)	168,362
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(518,263)	111,216
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(80,625)	(30,147)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	390,926	45,541

34

AllianceBernstein Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(154,598)	$(528,031)

Total		$7,966,977	$(1,960,956)

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended June 30, 2013:

Futures:
Average original value of buy contracts	$85,094,966

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$17,960,226
Average principal amount of sale contracts	$10,672,247

Purchased Options:
Average monthly cost	$351,470	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$4,750,506	(b)

Total Return Swaps:
Average notional amount	$18,695,681

(a)	Positions were open for five months during the period.

(b)	Positions were open for four months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2013:

Counterparty	Derivative Assets Subject to MA	Derivatives Available for Offset		Collateral Received		Net Amount of Derivatives Assets
Bank of America, NA	$1,907	$–0	–	$–0	–	$1,907
Barclays Bank PLC Wholesale	79,525	(79,525)		–0	–	–0	–
BNP Paribas SA	195,037	(80,858)		–0	–	114,179
Brown Brothers Harriman & Co.	133	–0	–	–0	–	133
Deutsche Bank AG London	18,539	–0	–	–0	–	18,539
HSBC Bank USA	7,885	(7,885)		–0	–	–0	–
Morgan Stanley Capital Services LLC	5,161	(5,161)		–0	–	–0	–
Royal Bank of Canada	9,288	–0	–	–0	–	9,288
Royal Bank of Scotland PLC	40,741	(22,652)		–0	–	18,089
Societe Generale	30,498	–0	–	–0	–	30,498
UBS AG	120,765	(120,765)		–0	–	–0	–

Total	$509,479	$(316,846)		$–0	–	$192,633

35

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to MA	Derivatives Available for Offset		Collateral Pledged		Net Amount of Derivatives Liabilities
Barclays Bank PLC Wholesale	$91,897	$(79,525)		$–0	–	$12,372
BNP Paribas SA	80,858	(80,858)		–0	–	–0	–
Deutsche Bank AG	75,549	–0	–	(75,549	)*	–0	–
HSBC Bank USA	31,676	(7,885)		–0	–	23,791
JPMorgan Chase Bank NA	18,155	–0	–	–0	–	18,155
Morgan Stanley Capital Services LLC	17,306	(5,161)		(12,145	)*	–0	–
Royal Bank of Scotland PLC	22,652	(22,652)		–0	–	–0	–
State Street Bank & Trust Co.	6,396	–0	–	–0	–	6,396
UBS AG	228,477	(120,765)		(107,712	)*	–0	–
Westpac Banking Corp.	15,935	–0	–	–0	–	15,935

Total	$588,901	$(316,846)		$(195,406)		$76,649

*	The actual collateral pledged is more than the amount reported due to overcollateralization.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2013, the Portfolio had securities on loan with a value of $884,809 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $936,954. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $28,613 and $605 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be

36

AllianceBernstein Variable Products Series Fund

sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$640	$15,686	$15,389	$937	$1

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
Class A
Shares sold	4,328		1,563	$47,597		$15,829
Shares issued in reinvestment of dividends and distributions	–0	–	1	–0	–	13
Shares redeemed	(199)		(998,067)	(2,235)		(10,218,988)

Net increase (decrease)	4,129		(996,503)	$45,362		$(10,203,146)

Class B
Shares sold	6,108,937		17,210,237	$66,751,764		$174,568,892
Shares issued in reinvestment of dividends and distributions	–0	–	30,508	–0	–	308,437
Shares redeemed	(1,469,677)		(1,511,344)	(16,073,946)		(15,379,697)

Net increase	4,639,260		15,729,401	$50,677,818		$159,497,632

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

ETF Risk—ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETFs expenses and runs the risk that the ETF may not achieve its investment objectives.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for

37

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2013.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$308,471	$–0	–

Total taxable distributions paid	$308,471	$–0	–

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,490,654
Undistributed net capital gain	371,865	(a)
Unrealized appreciation/(depreciation)	7,926,708	(b)

Total accumulated earnings/(deficit)	$9,789,227	(c)

(a)	As of December 31, 2012, the Portfolio had cumulative deferred losses on straddles of $175.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and the tax deferral of dividend income from real estate investment trust (REIT) securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of June 30, 2013, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

38

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012	April 1, 2011(a) to December 31, 2011
Net asset value, beginning of period	$10.53		$9.75	$10.00

Income From Investment Operations
Net investment income (loss) (b)(c)	.03		(.01)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		.81	(.28)

Net increase (decrease) in net asset value from operations	.36		.80	(.25)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.01)	–0	–
Distributions from net realized gain on investment transactions	–0	–	(.01)	–0	–

Total dividends and distributions	–0	–	(.02)	–0	–

Net asset value, end of period	$10.89		$10.53	$9.75

Total Return
Total investment return based on net asset value (d)	3.42%		8.22%	(2.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72		$27	$9,742
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(e)	.85%	.85	%(e)
Expenses, before waivers/reimbursements	.90	%(e)	1.22%	2.53	%(e)
Net investment income (loss) (c)	.50	%(e)	(.14)%	.36	%(e)
Portfolio turnover rate	32%		51%	68%

See footnote summary on page 40.

39

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012	April 1, 2011(a) to December 31, 2011
Net asset value, beginning of period	$10.49		$9.74	$10.00

Income From Investment Operations
Net investment income (b)(c)	.01		.01	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34		.76	(.32)

Net increase (decrease) in net asset value from operations	.35		.77	(.26)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.01)	–0	–
Distributions from net realized gain on investment transactions	–0	–	(.01)	–0	–

Total dividends and distributions	–0	–	(.02)	–0	–

Net asset value, end of period	$10.84		$10.49	$9.74

Total Return
Total investment return based on net asset value (d)	3.34%		7.90%	(2.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$278,217		$220,663	$51,687
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%(e)	1.10%	1.10	%(e)
Expenses, before waivers/reimbursements	1.15	%(e)	1.29%	2.45	%(e)
Net investment income (c)	.16	%(e)	.12%	1.02	%(e)
Portfolio turnover rate	32%		51%	68%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

40

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Net Assets 06/30/12 ($MM)	Advisory Fee
Dynamic Asset Allocation Portfolio	$144.7	0.70% of Average Daily Net Assets

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $47,316 (0.07% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the

1	The information in the fee evaluation was completed on July 19, 2012 and discussed with the Board of Directors on July 31-August 2, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

41

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio’s fiscal year. The agreement for such reimbursement is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. Also set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/11)	Fiscal Year End
Dynamic Asset Allocation Portfolio	Class A 0.85%	2.53%	December 31
	Class B 1.10%	2.45%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on June 30, 2012 net assets:4

Portfolio	Net Assets 6/30/12 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Dynamic Asset Allocation Portfolio	$144.7	Dynamic Asset Allocation Strategy 50 bp on first $500 million 40 bp on the balance	0.492%	0.700%

3	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

42

AllianceBernstein Variable Products Series Fund

The Adviser manages the Sanford C. Bernstein Fund, Inc. Overlay Portfolios (the “Overlay Portfolios”), which utilize the Adviser’s dynamic asset allocation strategy. Unlike the Portfolio, the Overlay Portfolios are not designed as stand-alone investments and are used in conjunction with globally diversified Private Client portfolios.5 The advisory fee schedules of the Overlay Portfolios are set forth below.

Portfolio	Overlay Portfolio	Fee[6]
Dynamic Asset Allocation Portfolio	Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.900%

	Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.650%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationship been applicable to the Portfolio based on June 30, 2012 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Dynamic Asset Allocation Portfolio	Client # 1	0.40% on 1st $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.400%	0.700%

	Client # 2	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.385%	0.700%

	Client # 3	0.35% on first $400 million 0.30% on the balance	0.350%	0.700%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

5	Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting. The other Overlay Portfolios are intended for use in Private Client accounts that have a higher fixed income weighting. The Overlay Portfolios will gain exposure to various asset classes through direct investments in equity and debt securities as well as derivatives.

6	The advisory fees of each Overlay Portfolio are based on the percentage of each portfolio’s average daily net assets, not an aggregate of the assets in the portfolios shown.

43

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the Portfolio’s contractual management fee8 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”).9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median (%)	Rank
Dynamic Asset Allocation Portfolio	0.700	0.685	4/6

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Total Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Exp. Group Rank	Lipper Exp. Universe Median (%)	Lipper Exp. Universe Rank
Dynamic Asset Allocation Portfolio	0.880	0.723	5/6	0.710	6/7

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative in 2011.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

10	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year Class A total expense ratio.

44

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, ABI received $34,196 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $224,608 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $964 from the Portfolio.13

The Portfolio did not effect any brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

13	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2010.

45

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $407 billion as of June 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year net performance ranking and return17 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended May 31, 2012.19

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Dynamic Asset Allocation Portfolio
1 year	–4.11	–7.35	–7.30	2/6	14/45

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 2012.20

	Periods Ending May 31, 2012 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)
Dynamic Asset Allocation Portfolio	–4.11	–1.81
60% MSCI World Index / 40% Barclay’s Capital U.S. Treasury	–2.85	–0.72
MSCI World Index	–11.02	N/A
Barclay’s Capital U.S. Treasury	0.09	N/A
Inception Date: April 1, 2011

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. The performance return of the Portfolio shown was provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns shown in the table are for the Class A shares of the Portfolio. The performance returns for the Portfolio and the benchmark were provided by the Adviser.

46

AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. However, the Senior Officer recommended that the Directors discuss with the Adviser the proposed advisory fee schedule of the Portfolio, which lack potential for sharing economies of scale through breakpoints, should the Portfolio’s assets, which currently remain low, grow to a substantial level. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2012

47

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Thematic Growth Portfolio

June 30, 2013

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,027.30	$5.08	1.01%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.79	$5.06	1.01%

Class B
Actual	$1,000	$1,025.60	$6.33	1.26%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.55	$6.31	1.26%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Illumina, Inc.	$3,656,757	2.8%
Amazon.com, Inc.	3,297,013	2.6
Cie Financiere Richemont SA (SWX Europe)	2,560,104	2.0
Mellanox Technologies Ltd.	2,551,428	2.0
Ctrip.com International Ltd. (ADR)	2,534,372	2.0
Roche Holding AG	2,318,161	1.8
AIA Group Ltd.	2,307,880	1.8
Red Hat, Inc.	2,040,384	1.6
Apple, Inc.	2,018,027	1.6
NIKE, Inc.—Class B	2,002,099	1.6

	$25,286,225	19.8%

SECTOR BREAKDOWN**

June 30, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$32,625,429	25.5%
Consumer Discretionary	27,862,283	21.7
Health Care	17,105,242	13.3
Consumer Staples	14,643,245	11.4
Energy	12,962,792	10.1
Financials	12,568,016	9.8
Industrials	5,004,578	3.9
Telecommunication Services	2,808,558	2.2
Materials	1,726,036	1.4
Options Purchased-Puts	124,425	0.1
Short-Term Investments	764,754	0.6

Total Investments	$128,195,358	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY BREAKDOWN*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$65,690,246	51.2%
Hong Kong	9,879,733	7.7
Switzerland	8,006,236	6.2
France	6,808,357	5.3
China	6,344,372	5.0
United Kingdom	4,632,630	3.6
India	4,016,649	3.1
Japan	3,829,596	3.0
Brazil	3,536,908	2.8
Netherlands	2,694,545	2.1
Israel	2,551,428	2.0
Indonesia	1,960,197	1.5
Belgium	1,870,888	1.5
Other	5,608,819	4.4
Short-Term Investments	764,754	0.6

Total Investments	$128,195,358	100.0%

*	All data are as of June 30, 2013. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.0% or less in the following countries: Luxembourg, Mexico, Russia, Singapore and Sweden.

3

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.7%

INFORMATION TECHNOLOGY–25.5%
COMMUNICATIONS EQUIPMENT–1.0%
QUALCOMM, Inc.	20,490	$1,251,529

COMPUTERS & PERIPHERALS–5.4%
Apple, Inc.	5,095	2,018,027
Fusion-io, Inc.(a)(b)	117,350	1,671,064
Silicon Graphics International Corp.(b)	109,758	1,468,562
Stratasys Ltd.(a)(b)	20,840	1,745,142

		6,902,795

INTERNET SOFTWARE & SERVICES–7.2%
Cornerstone OnDemand, Inc.(b)	39,915	1,727,920
eBay, Inc.(b)	24,470	1,265,589
Google, Inc.–Class A(b)	1,941	1,708,798
LinkedIn Corp.(b)	7,707	1,374,158
Tencent Holdings Ltd.	50,200	1,960,170
Yelp, Inc.(b)	32,766	1,139,274

		9,175,909

IT SERVICES–1.9%
QIWI PLC (Sponsored ADR)	33,043	766,598
Visa, Inc.–Class A	9,140	1,670,335

		2,436,933

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.1%
ASML Holding NV	17,310	1,369,221
Mellanox Technologies Ltd.(a)(b)	51,544	2,551,428
NVIDIA Corp.	91,018	1,276,983
NXP Semiconductor NV(b)	42,780	1,325,324

		6,522,956

SOFTWARE–4.9%
NetSuite, Inc.(b)	15,909	1,459,492
Red Hat, Inc.(b)	42,668	2,040,384
Salesforce.com, Inc.(b)	36,492	1,393,264
Splunk, Inc.(b)	31,108	1,442,167

		6,335,307

		32,625,429

CONSUMER DISCRETIONARY–21.8%
AUTOMOBILES–2.9%
Harley-Davidson, Inc.	30,490	1,671,462
Nissan Motor Co., Ltd.	129,100	1,293,919
Tesla Motors, Inc.(a)(b)	6,369	684,222

		3,649,603

DIVERSIFIED CONSUMER SERVICES–1.0%
Kroton Educacional SA	95,900	1,327,605

HOTELS, RESTAURANTS & LEISURE–2.4%
Melco Crown Entertainment Ltd. (ADR)(b)	67,340	$1,505,722
Yum! Brands, Inc.	22,270	1,544,202

		3,049,924

INTERNET & CATALOG RETAIL–6.1%
Amazon.com, Inc.(b)	11,873	3,297,013
Ctrip.com International Ltd. (ADR)(b)	77,670	2,534,372
priceline.com, Inc.(b)	2,420	2,001,655

		7,833,040

MEDIA–1.0%
Walt Disney Co. (The)	20,280	1,280,682

MULTILINE RETAIL–0.6%
Matahari Department Store Tbk PT(b)	638,500	746,591

SPECIALTY RETAIL–3.2%
Belle International Holdings Ltd.	802,000	1,096,397
L’Occitane International SA	449,500	1,204,612
Zhongsheng Group Holdings Ltd.(a)	1,687,000	1,849,830

		4,150,839

TEXTILES, APPAREL & LUXURY GOODS–4.6%
Cie Financiere Richemont SA (SWX Europe)	29,030	2,560,104
NIKE, Inc.–Class B	31,440	2,002,099
Samsonite International SA	524,800	1,261,796

		5,823,999

		27,862,283

HEALTH CARE–13.4%
BIOTECHNOLOGY–2.4%
Cepheid, Inc.(b)	45,787	1,575,988
Quintiles Transnational Holdings, Inc.(b)	36,728	1,563,144

		3,139,132

HEALTH CARE EQUIPMENT & SUPPLIES–3.8%
Elekta AB	84,550	1,285,038
Essilor International SA	17,810	1,897,438
Intuitive Surgical, Inc.(b)	3,333	1,688,431

		4,870,907

LIFE SCIENCES TOOLS & SERVICES–2.9%
Illumina, Inc.(b)	48,861	3,656,757

PHARMACEUTICALS–4.3%
Bristol-Myers Squibb Co.	41,300	1,845,697
Roche Holding AG	9,340	2,318,161
Sun Pharmaceutical Industries Ltd.	75,220	1,274,588

		5,438,446

		17,105,242

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–11.5%
BEVERAGES–4.1%
Anheuser-Busch InBev NV	20,780	$1,870,888
Diageo PLC	64,950	1,862,525
Pernod-Ricard SA(a)	13,090	1,452,910

		5,186,323

FOOD & STAPLES RETAILING–0.9%
Raia Drogasil SA	121,900	1,181,114

FOOD PRODUCTS–4.3%
Danone SA	26,080	1,962,999
Mead Johnson Nutrition Co.–Class A	23,880	1,892,012
Nestle SA	24,410	1,601,793

		5,456,804

PERSONAL PRODUCTS–1.2%
Estee Lauder Cos., Inc. (The)–Class A	24,130	1,587,030

TOBACCO–1.0%
British American Tobacco PLC	24,020	1,231,974

		14,643,245

ENERGY–10.2%
ENERGY EQUIPMENT & SERVICES–5.2%
National Oilwell Varco, Inc.	22,340	1,539,226
Oceaneering International, Inc.	26,890	1,941,458
Schlumberger Ltd.	22,240	1,593,719
Technip SA	14,710	1,495,010

		6,569,413

OIL, GAS & CONSUMABLE FUELS–5.0%
BG Group PLC	90,510	1,538,131
Concho Resources, Inc.(b)	18,390	1,539,611
EOG Resources, Inc.	12,390	1,631,515
Noble Energy, Inc.	28,050	1,684,122

		6,393,379

		12,962,792

FINANCIALS–9.8%
CAPITAL MARKETS–1.2%
UBS AG(b)	90,040	1,526,178

COMMERCIAL BANKS–2.2%
BOC Hong Kong Holdings Ltd.	611,500	1,870,632
Grupo Financiero Banorte SAB de CV–Class O	172,950	1,033,099

		2,903,731

INSURANCE–1.8%
AIA Group Ltd.	547,800	2,307,880

REAL ESTATE MANAGEMENT & DEVELOPMENT–3.3%
BR Malls Participacoes SA	115,000	1,028,189
Global Logistic Properties Ltd.	610,000	1,319,472
Hang Lung Group Ltd.	343,000	1,837,306

		4,184,967

THRIFTS & MORTGAGE FINANCE–1.3%
Housing Development Finance Corp.	113,310	$1,645,260

		12,568,016

INDUSTRIALS–3.9%
CONSTRUCTION & ENGINEERING–0.9%
Larsen & Toubro Ltd.	46,480	1,096,801

ELECTRICAL EQUIPMENT–1.1%
Babcock & Wilcox Co. (The)	48,495	1,456,305

MACHINERY–1.9%
FANUC Corp.	6,500	940,725
Proto Labs, Inc.(b)	23,253	1,510,747

		2,451,472

		5,004,578

TELECOMMUNICATION SERVICES–2.2%
WIRELESS TELECOMMUNICATION SERVICES–2.2%
Softbank Corp.	27,400	1,594,952
Tower Bersama Infrastructure Tbk PT(b)	2,324,000	1,213,606

		2,808,558

MATERIALS–1.4%
CHEMICALS–1.4%
Monsanto Co.	17,470	1,726,036

Total Common Stocks (cost $118,275,356)		127,306,179

	Contracts
OPTIONS PURCHASED–PUTS–0.1%
OPTIONS ON EQUITY INDICES–0.1%
S&P 500 PM Index Expiration: Sep 2013, Exercise Price: $1,475.00 (b)(c) (premiums paid $214,392)	63	124,425

5

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–0.6%
TIME DEPOSIT–0.6%
State Street Time Deposit 0.01%, 7/01/13 (cost $764,754)	U.S.$	765	$764,754

Total Investments Before Security Lending Collateral for Securities Loaned–100.4% (cost $119,254,502)			128,195,358

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–5.6%
INVESTMENT COMPANIES–5.6%
AllianceBernstein Exchange Reserves–Class I, 0.07%(d) (cost $7,153,538)		7,153,538	$7,153,538

TOTAL INVESTMENTS–106.0% (cost $126,408,040)			$135,348,896

Other assets less liabilities–(6.0)%			(7,626,560)

NET ASSETS–100.0%			$127,722,336

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	CAD	4,248	USD	4,085	9/17/13	$53,238
Barclays Bank PLC Wholesale	EUR	4,380	USD	5,784	9/17/13	80,827
Barclays Bank PLC Wholesale	GBP	1,385	USD	2,140	9/17/13	34,289
BNP Paribas SA	AUD	3,715	USD	3,390	9/17/13	11,419
BNP Paribas SA	USD	3,492	AUD	3,715	9/17/13	(113,622)
BNP Paribas SA	USD	4,161	CAD	4,248	9/17/13	(128,904)
BNP Paribas SA	USD	2,974	JPY	293,468	9/17/13	(14,317)
JPMorgan Chase Bank, NA	JPY	122,293	USD	1,248	9/17/13	14,544
Morgan Stanley & Co., Inc.	USD	6,254	GBP	4,022	9/17/13	(139,921)
Royal Bank of Scotland PLC	USD	7,890	EUR	5,953	9/17/13	(138,786)
UBS AG	CHF	3,540	USD	3,809	9/17/13	59,043

						$(282,190)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	One contract relates to 100 shares.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

6

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $119,254,502)	$128,195,358	(a)
Affiliated issuers (cost $7,153,538—investment of cash collateral for securities loaned)	7,153,538
Foreign currencies, at value (cost $138,056)	137,652
Receivable for investment securities sold and foreign currency transactions	710,579
Unrealized appreciation of forward currency exchange contracts	253,360
Dividends and interest receivable	164,869
Receivable for capital stock sold	39,079

Total assets	136,654,435

LIABILITIES
Payable for collateral received on securities loaned	6,617,468
Payable for investment securities purchased and foreign currency transactions	930,505
Collateral due to Securities Lending Agent	536,070
Unrealized depreciation of forward currency exchange contracts	535,550
Payable for capital stock redeemed	98,222
Advisory fee payable	74,570
Distribution fee payable	17,287
Administrative fee payable	7,867
Transfer Agent fee payable	132
Accrued expenses	114,428

Total liabilities	8,932,099

NET ASSETS	$127,722,336

COMPOSITION OF NET ASSETS
Capital stock, at par	$7,518
Additional paid-in capital	186,563,072
Undistributed net investment income	2,863
Accumulated net realized loss on investment and foreign currency transactions	(67,511,274)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	8,660,157

	$127,722,336

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$38,974,792	2,248,128	$17.34
B	$88,747,544	5,269,660	$16.84

(a)	Includes securities on loan with a value of $6,617,468 (see Note E).

See notes to financial statements.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $11,373)	$512,970
Affiliated issuers	8,941
Interest	56
Securities lending income	427,756

949,723

EXPENSES
Advisory fee (see Note B)	492,929
Distribution fee—Class B	113,704
Transfer agency—Class A	1,283
Transfer agency—Class B	2,882
Custodian	59,229
Printing	30,929
Audit	27,346
Administrative	22,133
Legal	15,199
Directors’ fees	2,221
Miscellaneous	6,781

Total expenses	774,636

Net investment income	175,087

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	6,381,587
Options written	(4,909)
Foreign currency transactions	(1,544,548)
Net change in unrealized appreciation/depreciation of:
Investments	(1,475,070)
Options written	8,213
Foreign currency denominated assets and liabilities	(144,049)

Net gain on investment and foreign currency transactions	3,221,224

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,396,311

See notes to financial statements.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$175,087	$904,627
Net realized gain (loss) on investment and foreign currency transactions	4,832,130	(13,674,729)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,610,906)	29,700,515

Net increase in net assets from operations	3,396,311	16,930,413
CAPITAL STOCK TRANSACTIONS
Net decrease	(7,768,839)	(26,013,414)

Total decrease	(4,372,528)	(9,083,001)
NET ASSETS
Beginning of period	132,094,864	141,177,865

End of period (including undistributed net investment income of $2,863 and distributions in excess of net investment income of ($172,224), respectively)	$127,722,336	$132,094,864

See notes to financial statements.

9

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”), formerly AllianceBernstein Global Technology Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements

10

AllianceBernstein Variable Products Series Fund

based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$30,665,259		$1,960,170		$–0	–	$32,625,429
Consumer Discretionary	17,849,034		10,013,249		–0	–	27,862,283
Health Care	10,330,017		6,775,225		–0	–	17,105,242
Consumer Staples	4,660,156		9,983,089		–0	–	14,643,245
Energy	9,929,651		3,033,141		–0	–	12,962,792
Financials	3,587,466		8,980,550		–0	–	12,568,016
Industrials	2,967,052		2,037,526		–0	–	5,004,578
Telecommunication Services	–0	–	2,808,558		–0	–	2,808,558
Materials	1,726,036		–0	–	–0	–	1,726,036
Options Purchased—Puts	–0	–	124,425		–0	–	124,425
Short-Term Investments	–0	–	764,754		–0	–	764,754
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	7,153,538		–0	–	–0	–	7,153,538

Total Investments in Securities	88,868,209		46,480,687	+	–0	–	135,348,896

11

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	$–0	–	$253,360	$–0	–	$253,360
Liabilities:
Forward Currency Exchange Contracts	–0	–	(535,550)	–0	–	(535,550)

Total^	$88,868,209		$46,198,497	$–0	–	$135,066,706

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in

12

AllianceBernstein Variable Products Series Fund

which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2013, the reimbursement for such services amounted to $22,133.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2013 amounted to $200,627, of which $593 and $20, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

13

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$104,237,573		$113,150,792
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency and written option transactions) are as follows:

Gross unrealized appreciation	$13,373,828
Gross unrealized depreciation	(4,432,972)

Net unrealized appreciation	$8,940,856

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2013, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

14

AllianceBernstein Variable Products Series Fund

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended June 30, 2013, the Portfolio held purchased options for hedging purposes. During the six months ended June 30, 2013, the Portfolio held written options for hedging purposes.

For the six months ended June 30, 2013, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/12	1,825		$20,440
Options written	–0	–	–0	–
Options expired	–0	–	–0	–
Options bought back	(1,825)		(20,440)
Options exercised	–0	–	–0	–

Options written outstanding as of 6/30/13	–0	–	$–0	–

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements and certain securities lending transactions. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party.

The Portfolio’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

At June 30, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$253,360		Unrealized depreciation of forward currency exchange contracts	$535,550
Equity contracts	Investments in securities, at value	124,425	+

Total		$377,785			$535,550

+	Exchange-traded investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(1,478,303)	$(145,836)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,534,151)	1,481,202
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(4,909)	8,213

Total		$(3,017,363)	$1,343,579

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended June 30, 2013:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$27,044,247
Average principal amount of sale contracts	$7,645,010	(a)
Purchased Options:
Average monthly cost	$418,513

(a)	Positions were open for three months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following tables present the Portfolio’s dervative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2013:

Counterparty	Derivative Assets Subject to MA	Derivatives Available for Offset		Collateral Received		Net Amount of Derivatives Assets
Barclays Bank PLC Wholesale	$168,354	$–0	–	$–0–		$168,354
BNP Paribas SA	11,419	(11,419)		–0	–	–0	–
JPMorgan Chase Bank NA	14,544	–0	–	–0	–	14,544
UBS AG	59,043	–0	–	–0	–	59,043

Total	$253,360	$(11,419)		$–0–		$241,941

16

AllianceBernstein Variable Products Series Fund

Counterparty	Derivative Liabilites Subject to MA	Derivatives Available for Offset		Collateral Pledged		Net Amount of Derivatives Liabilities
BNP Paribas SA	$256,843	$(11,419)		$–0	–	$245,424
Morgan Stanley & Co., Inc.	139,921	–0	–	–0	–	139,921
Royal Bank of Scotland PLC	138,786	–0	–	–0	–	138,786

Total	$535,550	$(11,419)		$–0	–	$524,131

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2013, the Portfolio had securities on loan with a value of $6,617,468 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $7,153,538. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $427,756 and $8,941 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$28,576	$65,596	$87,018	$7,154	$9

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Class A
Shares sold	77,548	206,409	$1,355,798	$3,436,905
Shares redeemed	(212,074)	(653,840)	(3,728,099)	(10,577,026)

Net decrease	(134,526)	(447,431)	$(2,372,301)	$(7,140,121)

Class B
Shares sold	284,249	754,582	$4,925,084	$12,036,869
Shares redeemed	(608,178)	(1,992,891)	(10,321,622)	(30,910,162)

Net decrease	(323,929)	(1,238,309)	$(5,396,538)	$(18,873,293)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2013.

18

AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012		2011
Distributions paid from:
Ordinary income	$–0	–	$792,786

Total taxable distributions paid	$–0	–	$792,786

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$93,645
Accumulated capital and other losses	(67,513,000	)(a)
Unrealized appreciation/(depreciation)	5,174,790	(b)

Total accumulated earnings/(deficit)	$(62,244,565)

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $67,513,000.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $67,513,000 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 28,312,496	n/a	2016
18,800,560	n/a	2017
12,864,413	$7,535,531	No expiration

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.88	$14.87	$19.47	$16.73	$10.90	$20.71

Income From Investment Operations
Net investment income (a)	.04	.13	.02	.12	.07	.00	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.42	1.88	(4.52)	2.98	5.76	(9.81)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.46	2.01	(4.50)	3.10	5.83	(9.81)

Less: Dividends
Dividends from net investment income	–0	–	–0	–	(.10)	(.36)	–0	–	–0	–

Net asset value, end of period	$17.34	$16.88	$14.87	$19.47	$16.73	$10.90

Total Return
Total investment return based on net asset value (c)	2.73%	13.52	%*	(23.23	)%*	18.93	%*	53.49	%*†	(47.37	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,975	$40,231	$42,094	$66,302	$65,358	$39,933
Ratio to average net assets of:
Expenses	1.01	%(d)	.99%	.94%	.99	%(e)	1.00%	.93%
Net investment income	.44	%(d)	.83%	.10%	.69	%(e)	.52%	.00	%(f)
Portfolio turnover rate	80%	152%	163%	117%	215%	141%

See footnote summary on page 21.

20

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.42	$14.50	$18.99	$16.34	$10.67	$20.31

Income From Investment Operations
Net investment income (loss) (a)	.02	.09	(.03)	.07	.04	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	1.83	(4.40)	2.90	5.63	(9.60)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.42	1.92	(4.43)	2.97	5.67	(9.64)

Less: Dividends
Dividends from net investment income	–0	–	–0	–	(.06)	(.32)	–0	–	–0	–

Net asset value, end of period	$16.84	$16.42	$14.50	$18.99	$16.34	$10.67

Total Return
Total investment return based on net asset value (c)	2.56%	13.24	%*	(23.41	)%*	18.58	%*	53.14	%*†	(47.46	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$88,747	$91,864	$99,084	$141,649	$141,536	$84,880
Ratio to average net assets of:
Expenses	1.26	%(d)	1.24%	1.19%	1.24	%(e)	1.25%	1.18%
Net investment income (loss)	.19	%(d)	.58%	(.14)%	.44	%(e)	.27%	(.24)%
Portfolio turnover rate	80%	152%	163%	117%	215%	141%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Amount is less than .005%.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.07%, 0.04%, 0.04%, 0.15% and 0.03%, respectively.

†	Includes the impact of reimbursements from the Adviser, which enhanced the Portfolio’s performance for the year ended December 31, 2009 by 0.01%.

See notes to financial statements.

21

GLOBAL THEMATIC GROWTH PORTFOLIO
(FORMERLY NAMED ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO)
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Global Thematic Growth Portfolio (formerly named AllianceBernstein Global Technology Portfolio) (the “Portfolio”) at a meeting held on April 30-May 2, 2013.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it

22

AllianceBernstein Variable Products Series Fund

is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the MSCI World Index (Net), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013, and (in the case of comparisons with the MSCI World Index) the period since inception (January 1996 inception). The directors noted that the Portfolio was 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 1-, 3- and 5-year periods, and 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 10-year period. The directors noted the small number of other funds in the Performance Group. The Portfolio lagged the indices in all periods. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had lagged the Lipper VA Global Growth Funds Average and the indices. The directors also noted that at the February 2009 meetings, they had approved modifications to the Portfolio’s investment strategy and policies, including a new benchmark, the MSCI AC World Index, and a name change to AllianceBernstein Global Thematic Growth Portfolio from AllianceBernstein Global Technology Portfolio effective May 1, 2009. As a result, the directors gave less weight to the Portfolio’s investment performance prior to May 2009. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets. The directors determined to continue to monitor the Portfolio’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that, although the institutional fee schedule started at a rate different from the Portfolio’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Portfolio. The application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed

23

GLOBAL THEMATIC GROWTH PORTFOLIO
(FORMERLY NAMED ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO)
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund except that the Portfolio’s fee rate is a monthly fee based on average daily net assets whereas the Corresponding Fund’s fee rate is a quarterly fee based on net asset value at the end of each quarter.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Portfolio’s Expense Group to include peers that had a similar (but not the same) Lipper investment objective/classification. The Portfolio’s Expense Universe had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 3 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was about the same as the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

24

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/13 ($MIL)	Portfolio
Specialty	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$130.9	Global Thematic Growth Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

25

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $45,432 (0.033% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Global Thematic Growth Portfolio	Class A 0.99%	December 31
Class B 1.24%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

26

AllianceBernstein Variable Products Series Fund

addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio	$130.9	Global Thematic Research Schedule	0.553%	0.750%
		0.80% on 1st $25m
		0.60% on next $25m
		0.50% on next $50m
		0.40% on the balance
		Minimum account size $25m

The Adviser also manages AllianceBernstein Global Thematic Growth Fund, Inc. (“Global Thematic Growth Fund, Inc.), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Global Thematic Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio[7]	Global Thematic Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion	0.750%	0.750%
		0.60% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Thematic Research Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[8]
Thematic Research Growth Portfolio Class A	1.70%
Class I (Institutional)	0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included

5

The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The advisory fees of AllianceBernstein Global Thematic Growth Fund, Inc. are based on the mutual fund’s net assets at the end of each quarter and are paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees are based on the Portfolio’s average daily net assets and are paid on a monthly basis.

8	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

27

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10,11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.12,13

Portfolio	Contractual Management Fee (%)[14]	Lipper EG Median (%)	Lipper EG Rank
Global Thematic Growth Portfolio	0.750	0.796	4/10

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU.15 The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Thematic Growth Portfolio	0.990	0.957	7/10	0.869	19/26

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior

Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012, relative to 2011.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	The Portfolio’s EG includes the Portfolio, three other variable insurance product (“VIP”) Global Growth funds (“GLGE”) and six VIP Global Core funds (“GLCE”).

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	The Portfolio’s EU includes the Portfolio, EG and all other VIP GLGE and VIP GLCE funds, excluding outliers.

16	Most recently completed fiscal year end Class A total expense ratio.

28

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $242,265 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $694,202 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser

17	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

29

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2013.23

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

22	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

30

AllianceBernstein Variable Products Series Fund

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Global Thematic Growth Portfolio[24]
1 year	–0.98	10.42	11.09	4/4	11/11
3 year	3.30	10.98	10.70	4/4	11/11
5 year	0.38	3.13	3.09	4/4	10/11
10 year	5.80	10.39	10.38	3/3	9/9

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmarks.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Thematic Growth Portfolio[24]	–0.98	3.30	0.38	5.80	4.23	24.63	0.12	5
MSCI AC World Index	9.29	9.38	1.39	9.12	N/A	21.18	0.15	5
MSCI World (Net) Index[25]	10.69	9.81	1.56	8.59	5.63	N/A	N/A	N/A
Inception Date: January 11, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

24	The Portfolio’s Lipper classification changed in 2009 from VA Science/Technology Funds to VA Global Growth as a result of changes to the Portfolio’s strategy.

25	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

31

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio

June 30, 2013

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,094.30	$5.50	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.54	$5.31	1.06%

Class B
Actual	$1,000	$1,093.30	$6.80	1.31%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.30	$6.56	1.31%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$2,798,305	3.9%
Google, Inc.—Class A	2,598,852	3.6
Biogen Idec, Inc.	2,343,528	3.3
Philip Morris International, Inc.	2,247,789	3.1
Precision Castparts Corp.	2,192,297	3.0
IntercontinentalExchange, Inc.	1,958,915	2.7
Bristol-Myers Squibb Co.	1,764,808	2.4
Cognizant Technology Solutions Corp.—Class A	1,764,350	2.4
priceline.com, Inc.	1,716,295	2.4
eBay, Inc.	1,639,524	2.3

	$21,024,663	29.1%

SECTOR BREAKDOWN**

June 30, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$19,706,259	27.2%
Consumer Discretionary	13,079,720	18.1
Health Care	11,929,158	16.5
Consumer Staples	9,702,443	13.4
Industrials	9,477,231	13.1
Financials	4,337,699	6.0
Energy	3,107,054	4.3
Short-Term Investments	987,984	1.4

Total Investments	$72,327,548	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%
INFORMATION TECHNOLOGY–27.3%
COMMUNICATIONS EQUIPMENT–0.9%
QUALCOMM, Inc.	10,640	$649,891

COMPUTERS & PERIPHERALS–3.9%
Apple, Inc.	7,065	2,798,305

INTERNET SOFTWARE & SERVICES–8.1%
eBay, Inc.(a)	31,700	1,639,524
Facebook, Inc.(a)	36,630	910,622
Google, Inc.–Class A(a)	2,952	2,598,852
LinkedIn Corp.(a)	4,140	738,162

		5,887,160

IT SERVICES–5.4%
Cognizant Technology Solutions Corp.–Class A(a)	28,180	1,764,350
MAXIMUS, Inc.	7,320	545,194
Visa, Inc.–Class A	8,530	1,558,857

		3,868,401

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.1%
ASML Holding NV	9,760	772,016

SOFTWARE–7.9%
ANSYS, Inc.(a)	11,220	820,182
Aspen Technology, Inc.(a)	12,360	355,844
Cadence Design Systems, Inc.(a)	45,450	658,116
Citrix Systems, Inc.(a)	18,310	1,104,642
Oracle Corp.	46,740	1,435,853
Red Hat, Inc.(a)	13,610	650,830
ServiceNow, Inc.(a)	7,150	288,789
TIBCO Software, Inc.(a)	19,450	416,230

		5,730,486

		19,706,259

CONSUMER DISCRETIONARY–18.1%
AUTOMOBILES–1.4%
Harley-Davidson, Inc.	18,590	1,019,104

HOTELS, RESTAURANTS & LEISURE–1.8%
Starbucks Corp.	19,630	1,285,569

INTERNET & CATALOG RETAIL–5.3%
Amazon.com, Inc.(a)	5,570	1,546,733
HomeAway, Inc.(a)	18,140	586,648
priceline.com, Inc.(a)	2,075	1,716,295

		3,849,676

MEDIA–5.4%
AMC Networks, Inc.(a)	10,359	677,582
Comcast Corp.–Class A	27,280	1,142,486
Viacom, Inc.–Class B	13,130	893,497

Company	Shares	U.S. $ Value

Walt Disney Co. (The)	18,390	$1,161,328

		3,874,893

SPECIALTY RETAIL–2.8%
CarMax, Inc.(a)	8,040	371,126
Lowe’s Cos., Inc.	21,410	875,669
O’Reilly Automotive, Inc.(a)	7,140	804,107

		2,050,902

TEXTILES, APPAREL & LUXURY GOODS–1.4%
Michael Kors Holdings Ltd.(a)	16,117	999,576

		13,079,720

HEALTH CARE–16.5%
BIOTECHNOLOGY–7.8%
Biogen Idec, Inc.(a)	10,890	2,343,528
Celgene Corp.(a)	9,430	1,102,461
Gilead Sciences, Inc.(a)	29,850	1,528,619
Quintiles Transnational Holdings, Inc.(a)	15,664	666,660

		5,641,268

HEALTH CARE EQUIPMENT & SUPPLIES–2.4%
HeartWare International, Inc.(a)	8,750	832,212
Intuitive Surgical, Inc.(a)	1,850	937,173

		1,769,385

HEALTH CARE PROVIDERS & SERVICES–1.2%
UnitedHealth Group, Inc.	13,300	870,884

LIFE SCIENCES TOOLS & SERVICES–1.1%
Illumina, Inc.(a)	10,480	784,323

PHARMACEUTICALS–4.0%
Allergan, Inc./United States	13,040	1,098,490
Bristol-Myers Squibb Co.	39,490	1,764,808

		2,863,298

		11,929,158

CONSUMER STAPLES–13.5%
FOOD & STAPLES RETAILING–4.0%
Costco Wholesale Corp.	12,660	1,399,816
CVS Caremark Corp.	25,560	1,461,521

		2,861,337

FOOD PRODUCTS–3.1%
Green Mountain Coffee Roasters, Inc.(a)	11,500	863,190
Hershey Co. (The)	9,710	866,909
Mead Johnson Nutrition Co.–Class A	6,450	511,033

		2,241,132

PERSONAL PRODUCTS–1.2%
Estee Lauder Cos., Inc. (The)–Class A	13,510	888,553

3

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TOBACCO–5.2%
Altria Group, Inc.	41,830	$1,463,632
Philip Morris International, Inc.	25,950	2,247,789

		3,711,421

		9,702,443

INDUSTRIALS–13.1%
AEROSPACE & DEFENSE–5.1%
Boeing Co. (The)	14,890	1,525,332
Precision Castparts Corp.	9,700	2,192,297

		3,717,629

AIR FREIGHT & LOGISTICS–0.6%
Expeditors International of Washington, Inc.	10,780	409,748

COMMERCIAL SERVICES & SUPPLIES–0.4%
Stericycle, Inc.(a)	2,360	260,615

ELECTRICAL EQUIPMENT–0.9%
AMETEK, Inc.	16,390	693,297

INDUSTRIAL CONGLOMERATES–1.7%
Danaher Corp.	19,030	1,204,599

MARINE–1.1%
Kirby Corp.(a)	9,670	769,152

PROFESSIONAL SERVICES–0.8%
Robert Half International, Inc.	17,680	587,506

ROAD & RAIL–1.1%
JB Hunt Transport Services, Inc.	10,910	788,138

TRADING COMPANIES & DISTRIBUTORS–1.4%
WW Grainger, Inc.	4,150	1,046,547

		9,477,231

FINANCIALS–6.0%
CAPITAL MARKETS–2.6%
Affiliated Managers Group, Inc.(a)	7,160	1,173,810
BlackRock, Inc.–Class A	2,720	698,632

		1,872,442

DIVERSIFIED FINANCIAL SERVICES–2.7%
IntercontinentalExchange, Inc.(a)	11,020	1,958,915

REAL ESTATE–0.7%
Realogy Holdings Corp.(a)	10,540	506,342

		4,337,699

ENERGY–4.3%
ENERGY EQUIPMENT & SERVICES–2.8%
Oceaneering International, Inc.	6,370	459,914
Schlumberger Ltd.	22,035	1,579,028

		2,038,942

OIL, GAS & CONSUMABLE FUELS–1.5%
Noble Energy, Inc.	17,790	1,068,112

	Principal Amount (000)	U.S. $ Value

		$3,107,054

Total Common Stocks (cost $57,721,767)		71,339,564

SHORT-TERM INVESTMENTS–1.4%
TIME DEPOSIT–1.4%
State Street Time Deposit 0.01%, 7/01/13 (cost $987,984)	$988	987,984

TOTAL INVESTMENTS–100.2% (cost $58,709,751)		72,327,548
Other assets less liabilities–(0.2)%		(113,546)

NET ASSETS–100.0%		$72,214,002

(a)	Non-income producing security.

See notes to financial statements.

4

GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $58,709,751)	$72,327,548
Cash	6,366
Foreign currencies, at value (cost $15,784)	15,652
Dividends and interest receivable	55,969
Receivable for capital stock sold	272

Total assets	72,405,807

LIABILITIES
Payable for capital stock redeemed	79,950
Advisory fee payable	41,931
Printing fee payable	15,948
Audit fee payable	14,258
Legal fee payable	12,945
Distribution fee payable	9,067
Administrative fee payable	7,467
Transfer Agent fee payable	128
Accrued expenses	10,111

Total liabilities	191,805

NET ASSETS	$72,214,002

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,903
Additional paid-in capital	63,357,818
Undistributed net investment income	26,851
Accumulated net realized loss on investment and foreign currency transactions	(4,791,235)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	13,617,665

$72,214,002

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$25,491,078	1,003,315	$25.41
B	$46,722,924	1,899,651	$24.60

See notes to financial statements.

5

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,011)	$385,472
Affiliated issuers	373
Interest	90
Securities lending income	2,919

388,854

EXPENSES
Advisory fee (see Note B)	276,986
Distribution fee—Class B	60,054
Transfer agency—Class A	1,205
Transfer agency—Class B	2,244
Custodian	39,047
Administrative	21,722
Audit	16,878
Legal	14,414
Printing	13,456
Directors’ fees	2,235
Miscellaneous	1,747

Total expenses	449,988

Net investment loss	(61,134)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	4,964,467
Foreign currency transactions	4,583
Net change in unrealized appreciation/depreciation of:
Investments	1,751,469
Foreign currency denominated assets and liabilities	(519)

Net gain on investment and foreign currency transactions	6,720,000

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,658,866

See notes to financial statements.

6

GROWTH PORTFOLIO
Statement of Changes in Net Assets	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(61,134)		$88,999
Net realized gain on investment and foreign currency transactions	4,969,050		7,721,679
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,750,950		2,746,887

Net increase in net assets from operations	6,658,866		10,557,565
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(15,259)
CAPITAL STOCK TRANSACTIONS
Net decrease	(6,612,772)		(20,321,277)

Total increase (decrease)	46,094		(9,778,971)
NET ASSETS
Beginning of period	72,167,908		81,946,879

End of period (including undistributed net investment income of $26,851 and $87,985, respectively)	$72,214,002		$72,167,908

See notes to financial statements.

7

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

8

AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A. 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$71,339,564		$–0	–	$–0	–	$71,339,564
Short-Term Investments	–0	–	987,984		–0	–	987,984

Total Investments in Securities	71,339,564		987,984		–0	–	72,327,548
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$71,339,564		$987,984		$–0	–	$72,327,548

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

9

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

10

AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2013, the reimbursement for such services amounted to $21,722.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2013 amounted to $32,412, of which $84 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$25,757,951		$32,486,542
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$14,243,256
Gross unrealized depreciation	(625,459)

Net unrealized appreciation	$13,617,797

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2013.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of June 30, 2013, the Portfolio had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $2,919 and $373 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)		Dividend Income (000)
$1,398	$6,375	$7,773	$–0	–	$–0	–*

*	Amount is less than $500.

12

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
Class A
Shares sold	26,741		11,826	$657,041		$270,544
Shares issued in reinvestment of dividends	–0	–	667	–0	–	15,259
Shares redeemed	(109,722)		(437,480)	(2,732,540)		(9,789,368)

Net decrease	(82,981)		(424,987)	$(2,075,499)		$(9,503,565)

Class B
Shares sold	27,936		41,092	$663,371		$902,096
Shares redeemed	(214,540)		(534,612)	(5,200,644)		(11,719,808)

Net decrease	(186,604)		(493,520)	$(4,537,273)		$(10,817,712)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2013.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$15,259	$–0	–

Total taxable distributions paid	$15,259	$–0	–

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$84,956
Accumulated capital and other losses	(9,520,982	)(a)
Unrealized appreciation/(depreciation)	11,630,442	(b)

Total accumulated earnings/(deficit)	$2,194,416

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $9,116,078. During the fiscal year, the Portfolio utilized $7,958,604 of capital loss carryforwards to offset current year net realized gains. At December 31, 2012, the Portfolio had a post-October short-term capital loss deferral of $404,904, which is deemed to arise on January 1, 2013.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $9,116,078 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$9,116,078	n/a	2017

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$23.22	$20.40	$20.15	$17.56	$13.19	$22.91

Income From Investment Operations
Net investment income (loss) (a)	(.00	)(b)	.06	.03	.03	.04	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.19	2.77	.22	2.61	4.33	(9.68)

Net increase (decrease) in net asset value from operations	2.19	2.83	.25	2.64	4.37	(9.72)

Less: Dividends
Dividends from net investment income	–0	–	(.01)	–0	–	(.05)	–0	–	–0	–

Net asset value, end of period	$25.41	$23.22	$20.40	$20.15	$17.56	$13.19

Total Return
Total investment return based on net asset value (c)*	9.43%	13.89%	1.24%	15.06%	33.13%	(42.43)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,491	$25,220	$30,833	$37,198	$37,948	$33,992
Ratio to average net assets of:
Expenses	1.06	%(d)	1.06%	1.00%	1.00	%(e)	1.06%	.94%
Net investment income (loss)	(.00	)%(d)(f)	.27%	.17%	.15	%(e)	.28%	(.22)%
Portfolio turnover rate	36%	83%	97%	121%	197%	103%

See footnote summary on page 16.

15

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$22.50	$19.81	$19.62	$17.10	$12.88	$22.42

Income From Investment Operations
Net investment income (loss) (a)	(.03)	.01	(.02)	(.02)	.01	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.13	2.68	.21	2.55	4.21	(9.46)

Net increase (decrease) in net asset value from operations	2.10	2.69	.19	2.53	4.22	(9.54)

Less: Dividends
Dividends from net investment income	–0	–	–0	–	–0	–	(.01)	–0	–	–0	–

Net asset value, end of period	$24.60	$22.50	$19.81	$19.62	$17.10	$12.88

Total Return
Total investment return based on net asset value (c)*	9.33%	13.58%	.97%	14.80%	32.76%	(42.55)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,723	$46,948	$51,114	$61,325	$63,368	$53,248
Ratio to average net assets of:
Expenses	1.31	%(d)	1.31%	1.25%	1.25	%(e)	1.31%	1.19%
Net investment income (loss)	(.25	)%(d)	.03%	(.08)%	(.10	)%(e)	.04%	(.47)%
Portfolio turnover rate.	36%	83%	97%	121%	197%	103%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Amount is less than .005%.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2013 and years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.02%, 0.28%, 0.07%, 0.22%, 0.41% and 0.03%, respectively.

See notes to financial statements.

16

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth Portfolio (the “Portfolio”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

17

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Growth Index (the “Index”) (the Fund’s benchmark since May 1, 2009), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013 and (in the case of comparisons with the Index) the period since inception (September 1994 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-, 5- and 10-year periods, and in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period. The Portfolio essentially matched the Index in the period since inception and lagged the Index in all other periods. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had lagged the Lipper VA Large Cap Growth Funds Average and the Index. The directors also noted that at their February 2009 meetings they had approved a broadening of the number of stocks in the Portfolio’s portfolio and a new benchmark, the Russell 1000 Growth Index. As a result, the directors gave less weight to the Portfolio’s performance prior to 2009. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that, although the institutional fee schedule started at a rate different from the Portfolio’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Portfolio. The application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial

18

AllianceBernstein Variable Products Series Fund

differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 6 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors also noted that the Portfolio’s relatively small asset base of approximately $75 million impacted the expense ratio in absolute terms. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/13 ($MIL)	Portfolio
Growth	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$74.8	Growth Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

20

AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $44,841 (0.057% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 1.06%	December 31
Class B 1.31%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

21

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth Portfolio	$74.8	U.S. Growth Schedule 0.80% on 1st $25m 0.50% on next $25m 0.40% on next $50m 0.30% on next $100m 0.25% on the balance Minimum account size $25m	0.567%	0.750%

The Adviser also manages AllianceBernstein Growth Fund, Inc. (“Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth Portfolio	Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as folows:

Portfolio	ITM Mutual Fund	Fee
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund A, B-Hedged/Unhedged	0.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8,9

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

22

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper EG Median (%)	Lipper EG Rank	Lipper EG Quintile
Growth Portfolio	0.750	0.750	7/14	3

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”).

The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Growth Portfolio	1.061	0.880	14/14	0.796	71/72

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $126,305 in Rule 12b-1 fees.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

23

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $410,046 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

24

AllianceBernstein Variable Products Series Fund

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2013.19

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Growth Portfolio
1 year	7.81	8.29	8.23	10/14	39/66
3 year	12.37	12.74	11.95	8/14	26/62
5 year	4.83	4.95	4.90	8/13	31/59
10 year	7.84	7.91	7.95	8/12	31/52

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Portfolio	13.67	14.49	3.7	7.84	8.95	16.57	0.43	10
Russell 1000 Growth Index	17.63	13.66	3.88	8.77	10.46	15.00	0.50	10
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio

June 30, 2013

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,162.70	$3.27	0.61%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.77	$3.06	0.61%

Class B
Actual	$1,000	$1,161.30	$4.61	0.86%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.53	$4.31	0.86%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Boeing Co. (The)	$32,480,651	4.2%
UnitedHealth Group, Inc.	30,514,335	4.0
JPMorgan Chase & Co.	30,328,911	4.0
Liberty Interactive Corp.	29,917,579	3.9
Berkshire Hathaway, Inc.	27,969,032	3.6
Exxon Mobil Corp.	26,267,455	3.4
Chevron Corp.	24,060,889	3.1
Wells Fargo & Co.	23,790,504	3.1
Amgen, Inc.	20,453,402	2.7
Cisco Systems, Inc.	20,202,096	2.6

	$265,984,854	34.6%

SECTOR BREAKDOWN**

June 30, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$183,004,271	23.7%
Health Care	155,456,762	15.0
Consumer Discretionary	97,348,524	12.6
Information Technology	94,301,874	12.2
Energy	93,154,419	12.1
Industrials	82,708,751	10.7
Consumer Staples	34,541,241	4.5
Telecommunication Services	17,347,770	2.3
Materials	15,405,210	2.0
Short-Term	38,168,166	4.9

Total Investments	$771,436,988	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.3%

FINANCIALS–23.8%
CAPITAL MARKETS–6.5%
BlackRock, Inc.–Class A	65,970	$16,944,394
Goldman Sachs Group, Inc. (The)	95,700	14,474,625
State Street Corp.	279,900	18,252,279

		49,671,298

COMMERCIAL BANKS–3.9%
Fifth Third Bancorp	332,020	5,992,961
Wells Fargo & Co.	576,460	23,790,504

		29,783,465

CONSUMER FINANCE–0.7%
Capital One Financial Corp.	89,560	5,625,264

DIVERSIFIED FINANCIAL SERVICES–4.3%
IntercontinentalExchange, Inc.(a)	17,245	3,065,471
JPMorgan Chase & Co.	574,520	30,328,911

		33,394,382

INSURANCE–8.4%
ACE Ltd.	135,490	12,123,645
Berkshire Hathaway, Inc.(a)	249,902	27,969,032
Brown & Brown, Inc.	303,777	9,793,771
Hartford Financial Services Group, Inc.	112,070	3,465,204
MetLife, Inc.	112,942	5,168,226
Travelers Cos., Inc. (The)	75,200	6,009,984

		64,529,862

		183,004,271

HEALTH CARE–15.0%
BIOTECHNOLOGY–3.2%
Amgen, Inc.	207,312	20,453,402
Celgene Corp.(a)	37,050	4,331,515

		24,784,917

HEALTH CARE EQUIPMENT & SUPPLIES–0.7%
Zimmer Holdings, Inc.	73,400	5,500,596

HEALTH CARE PROVIDERS & SERVICES–6.0%
Humana, Inc.	91,530	7,723,301
McKesson Corp.	66,960	7,666,920
UnitedHealth Group, Inc.	466,010	30,514,335

		45,904,556

PHARMACEUTICALS–5.1%
Bristol-Myers Squibb Co.	196,210	8,768,625
Merck & Co., Inc.	332,579	15,448,295
Pfizer, Inc.	537,300	15,049,773

		39,266,693

		115,456,762

CONSUMER DISCRETIONARY–12.6%
INTERNET & CATALOG RETAIL–3.9%
Liberty Interactive Corp.(a)	1,300,199	$29,917,579

LEISURE EQUIPMENT & PRODUCTS–1.3%
Mattel, Inc.	101,670	4,606,668
Polaris Industries, Inc.	59,730	5,674,350

		10,281,018

MEDIA–6.1%
Comcast Corp.–Class A	445,120	18,641,626
Scripps Networks Interactive, Inc.–Class A	136,900	9,139,444
Viacom, Inc.–Class B	276,570	18,820,588

		46,601,658

MULTILINE RETAIL–0.9%
Macy’s, Inc.	148,500	7,128,000

SPECIALTY RETAIL–0.4%
O’Reilly Automotive, Inc.(a)	30,370	3,420,269

		97,348,524

INFORMATION TECHNOLOGY–12.3%
COMMUNICATIONS EQUIPMENT–2.6%
Cisco Systems, Inc.	831,020	20,202,096

COMPUTERS & PERIPHERALS–2.6%
Apple, Inc.	49,945	19,782,215

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.0%
Avnet, Inc.(a)	135,390	4,549,104
TE Connectivity Ltd.	231,070	10,522,928

		15,072,032

IT SERVICES–1.9%
Amdocs Ltd.	148,604	5,511,722
NeuStar, Inc.–Class A(a)	191,130	9,304,209

		14,815,931

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.8%
NVIDIA Corp.	455,630	6,392,489

SOFTWARE–2.4%
Cadence Design Systems, Inc.(a)	438,660	6,351,797
Microsoft Corp.	195,780	6,760,284
Oracle Corp.	160,320	4,925,030

		18,037,111

		94,301,874

3

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ENERGY–12.1%
ENERGY EQUIPMENT & SERVICES–2.8%
Diamond Offshore Drilling, Inc.	177,579	$12,215,660
National Oilwell Varco, Inc.	78,617	5,416,711
Transocean Ltd.	88,260	4,232,067

		21,864,438

OIL, GAS & CONSUMABLE FUELS–9.3%
Chevron Corp.	203,320	24,060,889
ConocoPhillips	145,260	8,788,230
Exxon Mobil Corp.	290,730	26,267,455
HollyFrontier Corp.	128,020	5,476,696
Occidental Petroleum Corp.	75,050	6,696,711

		71,289,981

		93,154,419

INDUSTRIALS–10.7%
AEROSPACE & DEFENSE–5.2%
Boeing Co. (The)	317,070	32,480,651
Raytheon Co.	115,040	7,606,445

		40,087,096

AIRLINES–0.5%
Delta Air Lines, Inc.(a)	188,360	3,524,216

INDUSTRIAL CONGLOMERATES–2.6%
Carlisle Cos., Inc.	96,460	6,010,422
General Electric Co.	617,820	14,327,246

		20,337,668

MACHINERY–2.4%
Dover Corp.	79,070	6,140,576
Lincoln Electric Holdings, Inc.	48,423	2,773,185
Parker Hannifin Corp.	45,870	4,375,998
Trinity Industries, Inc.	142,300	5,470,012

		18,759,771

		82,708,751

CONSUMER STAPLES–4.5%
FOOD & STAPLES RETAILING–1.8%
CVS Caremark Corp.	241,027	13,781,924

FOOD PRODUCTS–1.6%
Kraft Foods Group, Inc.	225,540	$12,600,920

HOUSEHOLD PRODUCTS–1.1%
Energizer Holdings, Inc.	81,170	8,158,397

		34,541,241

TELECOMMUNICATION SERVICES–2.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.3%
AT&T, Inc.	490,050	17,347,770

MATERIALS–2.0%
CHEMICALS–0.3%
CF Industries Holdings, Inc.	12,830	2,200,345

METALS & MINING–0.6%
Reliance Steel & Aluminum Co.	67,250	4,408,910

PAPER & FOREST PRODUCTS–1.1%
Domtar Corp.	132,270	8,795,955

		15,405,210

Total Common Stocks (cost $569,782,812)		733,268,822

	Principal Amount (000)
SHORT-TERM INVESTMENTS–5.0%
TIME DEPOSIT–5.0%
State Street Time Deposit 0.01%, 7/01/13 (cost $38,168,166)	$38,168	38,168,166

TOTAL INVESTMENTS–100.3% (cost $607,950,978)		771,436,988
Other assets less liabilities–(0.3)%		(2,059,569)

NET ASSETS–100.0%		$769,377,419

(a)	Non-income producing security.

See notes to financial statements.

4

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $607,950,978)	$771,436,988
Cash	73,003
Dividends and interest receivable	863,121
Receivable for capital stock sold	268,631

Total assets	772,641,743

LIABILITIES
Payable for investment securities purchased	1,521,963
Payable for capital stock redeemed	1,106,435
Advisory fee payable	326,868
Distribution fee payable	120,816
Administrative fee payable	7,235
Transfer Agent fee payable	62
Accrued expenses	180,945

Total liabilities	3,264,324

NET ASSETS	$769,377,419

COMPOSITION OF NET ASSETS
Capital stock, at par	$32,382
Additional paid-in capital	715,729,592
Undistributed net investment income	5,302,570
Accumulated net realized loss on investment transactions	(115,173,135)
Net unrealized appreciation on investments	163,486,010

$769,377,419

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$143,991,909	6,012,422	$23.95
B	$625,385,510	26,369,886	$23.72

See notes to financial statements.

5

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$9,047,111
Affiliated issuers	889
Interest	2,988
Securities lending income	2,516

	9,053,504

EXPENSES
Advisory fee (see Note B)	2,479,283
Distribution fee—Class B	953,448
Transfer agency—Class A	921
Transfer agency—Class B	5,037
Printing	94,508
Custodian	79,165
Legal	24,167
Administrative	21,503
Audit	16,910
Directors’ fees	2,265
Miscellaneous	11,584

Total expenses	3,688,791

Net investment income	5,364,713

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	105,866,253	(a)
Net change in unrealized appreciation/depreciation of investments	32,698,836

Net gain on investment transactions	138,565,089

NET INCREASE IN NET ASSETS FROM OPERATIONS	$143,929,802

(a)	On May 17, 2013, the Portfolio had a redemption-in-kind with total proceeds in the amount of $208,680,875. The gain on investments of $48,761,433 will not be realized for tax purposes.

See notes to financial statements.

6

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$5,364,713	$11,486,585
Net realized gain on investment transactions	105,866,253	85,199,940
Net change in unrealized appreciation/depreciation of investments	32,698,836	47,593,504

Net increase in net assets from operations	143,929,802	144,280,029
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,985,126)	(2,047,549)
Class B	(9,529,113)	(10,212,718)
CAPITAL STOCK TRANSACTIONS
Net decrease	(258,638,107)	(110,664,705)

Total increase (decrease)	(126,222,544)	21,355,057
NET ASSETS
Beginning of period	895,599,963	874,244,906

End of period (including undistributed net investment income of $5,302,570 and $11,452,096, respectively)	$769,377,419	$895,599,963

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

8

AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A. 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$733,268,822		$–0	–	$–0	–	$733,268,822
Short-Term Investments	–0	–	38,168,166		–0	–	38,168,166

Total Investments in Securities	733,268,822		38,168,166		–0	–	771,436,988
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$733,268,822		$38,168,166		$–0	–	$771,436,988

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

9

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

10

AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2013, the reimbursement for such services amounted to $21,503.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2013 amounted to $445,325, of which $27 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$229,884,501		$318,569,949
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$169,545,276
Gross unrealized depreciation	(6,059,266)

Net unrealized appreciation	$163,486,010

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2013.

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of June 30, 2013, the Portfolio had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $2,516 and $889 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$0	$49,050	$49,050	$0	$1

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Class A
Shares sold	456,580	712,493	$10,541,171	$14,040,425
Shares issued in reinvestment of dividends	83,584	102,122	1,985,126	2,047,549
Shares redeemed	(820,868)	(2,206,162)	(18,828,099)	(43,687,727)

Net decrease	(280,704)	(1,391,547)	$(6,301,802)	$(27,599,753)

12

AllianceBernstein Variable Products Series Fund

	SHARES		AMOUNT
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Class B
Shares sold	1,409,353	3,411,047	$32,083,038	$66,260,473
Shares issued in reinvestment of dividends	404,977	514,236	9,529,113	10,212,719
Shares redeemed	(12,435,446)	(8,107,526)	(293,948,456)	(159,538,144)

Net decrease	(10,621,116)	(4,182,243)	$(252,336,305)	$(83,064,952)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2013.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$12,260,267	$11,097,642

Total taxable distributions paid	$12,260,267	$11,097,642

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GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$11,452,096
Accumulated capital and other losses	(216,439,527	)(a)
Unrealized appreciation/(depreciation)	126,187,313	(b)

Total accumulated earnings/(deficit)	$(78,800,118)

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $216,439,527. During the fiscal year, the Portfolio utilized $81,782,652 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $216,439,527 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 216,439,527	n/a	2017

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31,
			2012		2011		2010		2009		2008
Net asset value, beginning of period	$20.88		$18.05		$17.19		$15.20		$13.10		$26.82

Income From Investment Operations
Net investment income(a)	.16		.29		.27		.20		.21		.30
Net realized and unrealized gain (loss) on investment transactions	3.24		2.86		.83		1.79		2.47		(9.77)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	–0	–	.00 (b)

Net increase (decrease) in net asset value from operations	3.40		3.15		1.10		1.99		2.68		(9.47)

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.32)		(.24)		–0	–	(.58)		(.45)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	–0	–	(3.80)

Total dividends and distributions	(.33)		(.32)		(.24)		–0	–	(.58)		(4.25)

Net asset value, end of period	$23.95		$20.88		$18.05		$17.19		$15.20		$13.10

Total Return
Total investment return based on net asset value(c)*	16.27%		17.53%		6.32%		13.09%		20.82%		(40.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$143,991		$131,402		$138,731		$201,521		$215,085		$211,920
Ratio to average net assets of:
Expenses	.61	%(d)	.60%		.60%		.63	%(e)	.63%		.62%
Net investment income	1.39	%(d)	1.48%		1.52%		1.30	%(e)	1.58%		1.61%
Portfolio turnover rate	27%		80%		76%		66%		125%		184%

See footnote summary on page 16.

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GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31,
			2012		2011		2010		2009		2008
Net asset value, beginning of period	$20.66		$17.86		$17.01		$15.08		$12.97		$26.55

Income From Investment Operations
Net investment income(a)	.13		.24		.23		.16		.18		.25
Net realized and unrealized gain (loss) on investment transactions	3.20		2.83		.81		1.77		2.42		(9.66)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	–0	–	.00 (b)

Net increase (decrease) in net asset value from operations	3.33		3.07		1.04		1.93		2.60		(9.41)

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.27)		(.19)		–0	–	(.49)		(.37)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	–0	–	(3.80)

Total dividends and distributions	(.27)		(.27)		(.19)		–0	–	(.49)		(4.17)

Net asset value, end of period	$23.72		$20.66		$17.86		$17.01		$15.08		$12.97

Total Return
Total investment return based on net asset value(c)*	16.13%		17.24%		6.07%		12.80%		20.35%		(40.69)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$625,386		$764,198		$735,514		$805,714		$837,533		$819,994
Ratio to average net assets of:
Expenses	.86	%(d)	.85%		.85%		.88	%(e)	.88%		.87%
Net investment income	1.15	%(d)	1.23%		1.28%		1.05	%(e)	1.33%		1.36%
Portfolio turnover rate	27%		80%		76%		66%		125%		184%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2013 and years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.04%, 0.19%, 0.13%, 0.27%, 0.54% and 0.46%, respectively.

See notes to financial statements.

16

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth and Income Portfolio (the “Portfolio”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

17

GROWTH & INCOME PORTFOLIO
(continued)	AllianceBernstein Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013 and (in the case of comparisons with the Index) the period since inception (January 1991 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 3-year period and lagged it in all other periods. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper VA Multi-Cap Core Funds Average and lagged the Index. Based on their review, the directors concluded that the Portfolio’s performance in recent years was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that, although the institutional fee schedule started at a rate different from the Portfolio’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Portfolio. The application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

18

AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
Value	55 bp on first $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$948.2	Growth & Income Portfolio

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

20

AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $60,194 (0.01% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth & Income Portfolio	Class A 0.60% Class B 0.85%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth & Income Portfolio	$948.2	Relative Value Schedule 65 bp on first $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.280%	0.550%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

21

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc. (“Growth & Income Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Growth & Income Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Exp. Group Median (%)	Rank
Growth & Income Portfolio	0.550	0.702	3/15

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth & Income Portfolio	0.602	0.728	2/15	0.750	3/36

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a management fee basis.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

22

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $1,943,217 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $4,634,478 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,311 from the Portfolio.12

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

12	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2011.

23

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 29, 2012.19

	Fund	PG Median	PU Median	PG Rank	PU Rank
Growth & Income Portfolio
1 year	9.76	0.31	1.53	1/15	1/46
3 year	23.56	23.33	23.25	5/14	18/43
5 year	0.03	0.03	–0.04	6/11	18/36
10 year	3.92	4.08	4.39	7/10	18/24

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth & Income Portfolio	9.76	23.56	0.03	3.92	8.74	16.55	0.20	10
Russell 1000 Value Index	2.18	25.01	–1.08	4.75	10.14	16.67	0.25	10
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Intermediate Bond Portfolio

June 30, 2013

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$974.00	$3.62	0.74%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.12	$3.71	0.74%

Class B
Actual	$1,000	$972.90	$4.84	0.99%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.89	$4.96	0.99%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERMEDIATE BOND PORTFOLIO
SECURITY TYPE BREAKDOWN*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Corporates—Investment Grades	$29,753,538	26.4%
Mortgage Pass-Throughs	22,678,145	20.1
Asset-Backed Securities	13,837,312	12.3
Commercial Mortgage-Backed Securities	11,714,708	10.4
Governments—Treasuries	7,026,978	6.2
Agencies	4,237,999	3.8
Corporates—Non-Investment Grades	2,062,473	1.8
Collateralized Mortgage Obligations	1,832,262	1.6
Quasi-Sovereigns	1,737,104	1.5
Governments—Sovereign Bonds	609,700	0.6
Preferred Stocks	353,394	0.3
Local Governments—Municipal Bonds	268,634	0.2
Emerging Markets—Corporate Bonds	99,125	0.1
Other**	83,343	0.1
Short-Term Investments	16,448,325	14.6

Total Investments	$112,743,040	100.0%

*	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	“Other” represents less than 0.1% weightings in the following security types: Governments—Sovereign Agencies, Common Stocks and Warrants.

2

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

			Principal Amount (000)	U.S. $ Value

CORPORATES–INVESTMENT GRADES–30.7%

INDUSTRIAL–15.3%
BASIC–2.3%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		U.S.$	161	$150,518
Basell Finance Co. BV 8.10%, 3/15/27(a)			85	107,597
Cia Minera Milpo SAA 4.625%, 3/28/23(a)			260	235,698
Dow Chemical Co. (The) 4.125%, 11/15/21			85	86,924
4.375%, 11/15/42			94	83,195
8.55%, 5/15/19			86	109,725
Gerdau Trade, Inc. 4.75%, 4/15/23(a)			260	238,304
5.75%, 1/30/21(a)			101	99,485
Glencore Funding LLC 2.50%, 1/15/19(a)			260	235,224
International Paper Co. 4.75%, 2/15/22			65	68,399
7.95%, 6/15/18			56	68,568
LyondellBasell Industries NV 5.75%, 4/15/24			200	219,933
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)			260	238,325
Vale SA 5.625%, 9/11/42			285	248,632

				2,190,527

CAPITAL GOODS–0.6%
Embraer SA 5.15%, 6/15/22			82	82,205
Owens Corning 6.50%, 12/01/16(b)			160	178,606
Republic Services, Inc. 5.25%, 11/15/21			150	164,687
5.50%, 9/15/19			160	181,090

				606,588

COMMUNICATIONS– MEDIA–3.3%
CBS Corp. 3.375%, 3/01/22			226	217,854
5.75%, 4/15/20			83	94,077
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22			280	396,211
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.50%, 3/01/16			95	99,799
3.80%, 3/15/22			165	158,497
4.75%, 10/01/14			160	167,436

Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(c)	U.S.$		305	$313,388
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)			128	128,000
News America, Inc. 4.50%, 2/15/21			300	321,383
Omnicom Group, Inc. 3.625%, 5/01/22			103	99,342
Reed Elsevier Capital, Inc. 8.625%, 1/15/19			250	311,198
TCI Communications, Inc. 7.875%, 2/15/26			115	152,201
Time Warner Entertainment Co. LP 8.375%, 3/15/23			326	406,058
WPP Finance UK 8.00%, 9/15/14			315	339,951

				3,205,395

COMMUNICATIONS– TELECOMMUNICATIONS–1.1%
American Tower Corp. 5.05%, 9/01/20			260	273,232
AT&T, Inc. 4.30%, 12/15/42			31	26,998
4.45%, 5/15/21			177	190,637
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)			320	312,156
Rogers Communications, Inc. 4.00%, 6/06/22		CAD	27	25,374
Telefonica Emisiones SAU 5.462%, 2/16/21		U.S.$	120	123,713
United States Cellular Corp. 6.70%, 12/15/33			80	77,940

				1,030,050

CONSUMER CYCLICAL– AUTOMOTIVE–0.8%
Ford Motor Credit Co. LLC 5.00%, 5/15/18			460	490,555
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)			250	266,930

				757,485

CONSUMER CYCLICAL–ENTERTAINMENT–0.5%
Time Warner, Inc. 7.625%, 4/15/31			325	409,680

3

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

			Principal Amount (000)	U.S. $ Value

Viacom, Inc. 5.625%, 9/15/19	U.S.$		60	$68,874

				478,554

CONSUMER CYCLICAL– OTHER–0.1%
Host Hotels & Resorts LP 5.25%, 3/15/22			125	129,497

CONSUMER CYCLICAL– RETAILERS–0.3%
Dollar General Corp. 4.125%, 7/15/17			50	52,739
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22			290	290,757

				343,496

CONSUMER NON-CYCLICAL–1.8%
Actavis, Inc. 3.25%, 10/01/22			100	93,230
Ahold Finance USA LLC 6.875%, 5/01/29			290	351,922
Bunge Ltd. Finance Corp. 5.10%, 7/15/15			206	221,475
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)			350	353,656
ConAgra Foods, Inc. 3.20%, 1/25/23			82	78,414
Kroger Co. (The) 3.40%, 4/15/22			206	201,118
Reynolds American, Inc. 3.25%, 11/01/22			127	118,059
Tyson Foods, Inc. 4.50%, 6/15/22			290	296,329

				1,714,203

ENERGY–2.5%
Anadarko Petroleum Corp. 6.45%, 9/15/36			124	143,684
Encana Corp. 3.90%, 11/15/21			375	380,660
Marathon Petroleum Corp. 5.125%, 3/01/21			104	114,691
Nabors Industries, Inc. 9.25%, 1/15/19			254	315,145
Noble Energy, Inc. 8.25%, 3/01/19			238	299,730
Noble Holding International Ltd. 4.90%, 8/01/20			32	33,702
Phillips 66 4.30%, 4/01/22			415	428,788
Transocean, Inc. 2.50%, 10/15/17			126	124,518
Valero Energy Corp. 6.125%, 2/01/20			177	205,682

Weatherford International Ltd./Bermuda 5.125%, 9/15/20	U.S.$		95	$99,574
6.00%, 3/15/18			12	13,476
9.625%, 3/01/19			190	240,202

				2,399,852

TECHNOLOGY–1.1%
Agilent Technologies, Inc. 5.00%, 7/15/20			64	68,953
Baidu, Inc. 2.25%, 11/28/17			220	214,014
Hewlett-Packard Co. 4.65%, 12/09/21			162	162,015
Motorola Solutions, Inc.
3.50%, 3/01/23			165	155,544
7.50%, 5/15/25			25	30,345
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22			300	293,375
Total System Services, Inc. 2.375%, 6/01/18			74	71,694
3.75%, 6/01/23			69	64,067

				1,060,007

TRANSPORTATION– AIRLINES–0.3%
Southwest Airlines Co.
5.25%, 10/01/14			210	219,822
5.75%, 12/15/16			75	83,207

				303,029

TRANSPORTATION– SERVICES–0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)			310	316,775
Ryder System, Inc.
5.85%, 11/01/16			116	129,811
7.20%, 9/01/15			108	121,206

				567,792

				14,786,475

FINANCIAL INSTITUTIONS–11.2%
BANKING–7.2%
Bank of America Corp.
3.30%, 1/11/23			70	66,160
5.00%, 5/13/21			60	63,976
5.875%, 2/07/42			298	333,167
Series L
5.65%, 5/01/18			350	388,844
Barclays Bank PLC
6.625%, 3/30/22(a)		EUR	180	262,589
7.625%, 11/21/22	U.S.$		280	274,750
Citigroup, Inc. 8.50%, 5/22/19			200	252,005
Compass Bank 5.50%, 4/01/20			250	252,525

4

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22	U.S.$	280	$267,756
Danske Bank A/S Series E 5.684%, 2/15/17	GBP	98	140,855
Fifth Third Bancorp 3.50%, 3/15/22	U.S.$	121	119,936
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		165	181,997
6.00%, 6/15/20		395	443,831
HSBC Holdings PLC 4.00%, 3/30/22		320	327,623
5.10%, 4/05/21		194	213,140
ING Bank NV 2.00%, 9/25/15(a)		280	283,790
JPMorgan Chase & Co. 4.40%, 7/22/20		305	318,947
4.50%, 1/24/22		25	26,178
Series Q 5.15%, 5/01/23		79	75,248
Macquarie Group Ltd. 4.875%, 8/10/17(a)		232	245,034
Morgan Stanley
Series G
5.50%, 7/24/20–7/28/21		273	292,785
6.625%, 4/01/18		295	334,369
Murray Street Investment Trust I 4.647%, 3/09/17		27	28,586
National Capital Trust II 5.486%, 3/23/15(a)		122	122,610
National Westminster Bank PLC 6.50%, 9/07/21	GBP	50	74,314
Nationwide Building Society 6.25%, 2/25/20(a)	U.S.$	230	256,395
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		44	48,629
Santander US Debt SAU 2.991%, 10/07/13(a)		300	301,711
Societe Generale SA 2.50%, 1/15/14(a)		205	206,517
Standard Chartered PLC Series E 4.00%, 7/12/22(a)		265	262,111
UBS AG/Stamford CT 7.625%, 8/17/22		250	274,362
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		190	193,087

Vesey Street Investment Trust I 4.404%, 9/01/16	U.S.$	71	$75,607

			7,009,434

BROKERAGE–0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16		248	245,232

FINANCE–0.1%
General Electric Capital Corp. 4.65%, 10/17/21		127	134,717

INSURANCE–2.7%
American International Group, Inc. 4.875%, 6/01/22		75	79,944
6.40%, 12/15/20		215	249,333
Coventry Health Care, Inc. 6.30%, 8/15/14		280	295,975
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		164	210,884
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		85	88,875
5.50%, 3/30/20		200	221,191
Humana, Inc. 6.30%, 8/01/18		50	57,481
7.20%, 6/15/18		85	101,252
Lincoln National Corp. 8.75%, 7/01/19		113	144,881
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		110	161,205
MetLife, Inc. 7.717%, 2/15/19		109	136,912
10.75%, 8/01/39		85	131,325
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		225	304,444
Prudential Financial, Inc. 5.625%, 6/15/43		185	181,300
WellPoint, Inc. 3.30%, 1/15/23		101	96,147
XL Group PLC 5.25%, 9/15/14		110	115,422

			2,576,571

OTHER FINANCE–0.3%
ORIX Corp. 4.71%, 4/27/15		283	297,532

REITS–0.6%
HCP, Inc. 5.375%, 2/01/21		278	301,558
Health Care REIT, Inc. 5.25%, 1/15/22		275	295,560

			597,118

			10,860,604

5

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

UTILITY–3.7%
ELECTRIC–1.1%
CMS Energy Corp. 5.05%, 3/15/22	U.S.$	98	$105,879
Constellation Energy Group, Inc. 5.15%, 12/01/20		64	70,190
FirstEnergy Corp. Series B 4.25%, 3/15/23		54	50,172
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		260	294,961
Pacific Gas & Electric Co. 4.50%, 12/15/41		125	120,393
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		235	239,021
TECO Finance, Inc.
4.00%, 3/15/16		95	101,275
5.15%, 3/15/20		120	132,647

			1,114,538

NATURAL GAS–2.6%
DCP Midstream LLC 5.35%, 3/15/20(a)		108	114,998
Energy Transfer Partners LP 7.50%, 7/01/38		336	392,709
Enterprise Products Operating LLC 5.20%, 9/01/20		55	61,546
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		321	316,658
4.15%, 3/01/22		89	89,458
Nisource Finance Corp. 6.80%, 1/15/19		240	283,992
ONEOK, Inc. 4.25%, 2/01/22		310	304,997
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		305	296,798
TransCanada PipeLines Ltd. 6.35%, 5/15/67		235	245,067
Williams Cos., Inc. (The) 3.70%, 1/15/23		250	232,271
Williams Partners LP 5.25%, 3/15/20		173	185,924

			2,524,418

			3,638,956

NON CORPORATE SECTORS–0.5%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.5%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		260	234,873

Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)	U.S.$	215	$232,630

			467,503

Total Corporates–Investment Grades (cost $28,286,604)			29,753,538

MORTGAGE PASS- THROUGHS–23.4%
AGENCY FIXED RATE 30-YEAR–19.1%
Federal Home Loan Mortgage Corp. Gold 4.50%, 10/01/39		1,782	1,876,644
Series 2005 5.50%, 1/01/35		2,020	2,187,443
Series 2007 5.50%, 7/01/35		79	85,270
Federal National Mortgage Association 3.00%, 7/01/43, TBA		1,490	1,455,776
3.50%, 7/01/43, TBA		7,560	7,674,581
4.00%, 7/01/43, TBA		2,640	2,750,241
4.50%, 7/25/43, TBA		165	174,591
Series 2002 7.00%, 3/01/32		18	18,927
Series 2003 5.00%, 11/01/33		73	79,115
5.50%, 4/01/33–7/01/33		263	287,660
Series 2004 5.50%, 4/01/34–11/01/34		241	263,771
Series 2005 4.50%, 8/01/35		205	217,278
5.00%, 10/01/35		550	592,979
5.50%, 2/01/35		297	324,707
Series 2006 5.00%, 2/01/36		111	119,493
Series 2007 4.50%, 9/01/35–8/01/37		291	308,125
5.00%, 7/01/36		95	102,542
Government National Mortgage Association Series 1994 9.00%, 9/15/24		2	1,599

			18,520,742

AGENCY FIXED RATE 15-YEAR–3.6%
Federal National Mortgage Association 2.50%, 7/01/28, TBA		3,205	3,223,529
3.00%, 7/01/28, TBA		280	288,006

			3,511,535

AGENCY ARMS–0.7%
Federal Home Loan Mortgage Corp. 2.385%, 11/01/35(b)		196	208,140

6

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2003 2.81%, 12/01/33(d)	U.S.$	149	$159,275
Series 2007 2.379%, 3/01/34(d)		262	278,453

			645,868

Total Mortgage Pass-Throughs (cost $22,501,552)			22,678,145

ASSET-BACKED SECURITIES–14.3%
AUTOS–FIXED RATE–8.6%
Ally Auto Receivables Trust Series 2012-1, Class A2 0.71%, 9/15/14		40	39,795
Series 2013-SN1, Class A3 0.72%, 5/20/16		392	391,255
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		260	258,032
AmeriCredit Automobile Receivables Trust Series 2011-5, Class A2 1.19%, 8/08/15		36	35,909
Series 2012-3, Class A3 0.96%, 1/09/17		355	355,289
Series 2012-4, Class A2 0.49%, 4/08/16		325	324,059
Series 2013-1, Class A2 0.49%, 6/08/16		235	234,794
Series 2013-3, Class A3 0.92%, 4/09/18		335	334,734
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		210	206,261
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		245	245,779
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		202	201,388
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16		160	160,387
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(a)		181	181,529
Series 2013-1A, Class A 1.29%, 10/16/17(a)		135	134,090
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		204	203,607

Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)	U.S.$	112	$111,862
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	303	288,426
Series 2013-R1A, Class A2 1.676%, 9/15/16(a)		205	195,468
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	275	274,553
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18		100	99,076
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		640	640,814
Series 2013-1, Class A1 0.85%, 1/15/18		136	134,915
Harley-Davidson Motorcycle Trust Series 2012-1, Class A3 0.68%, 4/15/17		195	195,004
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)		175	173,048
Series 2013-1A, Class A2 1.83%, 8/25/19(a)		485	472,716
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(a)		264	263,248
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		173	172,472
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		373	370,058
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)		257	256,681
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		150	150,205

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

Series 2012-B, Class A2A 0.45%, 6/15/15	U.S.$	133	$133,191
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(a)		248	248,706
Santander Drive Auto Receivables Trust Series 2012-3, Class A3 1.08%, 4/15/16		325	326,148
Series 2012-6, Class A2 0.47%, 9/15/15		116	116,092
Series 2013-3, Class C 1.81%, 4/15/19		249	241,472
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		183	183,159

			8,354,222

CREDIT CARDS– FIXED RATE–3.1%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		620	619,087
Series 2012-5, Class A 0.59%, 5/15/18		325	323,380
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(a)		255	239,782
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		220	215,325
Discover Card Execution Note Trust Series 2012-A1, Class A1 0.81%, 8/15/17		224	224,393
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		300	300,583
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		320	318,479
GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20		300	295,346
Series 2012-7, Class A 1.76%, 9/15/22		260	248,333

World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21	U.S.$	190	$188,964

			2,973,672

AUTOS–FLOATING RATE–0.9%
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.893%, 2/15/17(a)(b)		430	438,692
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.682%, 6/20/17(b)		485	485,000

			923,692

CREDIT CARDS– FLOATING RATE–0.7%
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.89%, 2/15/17(a)(b)		320	320,524
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.763%, 3/18/14(a)(b)		335	335,647

			656,171

OTHER ABS– FIXED RATE–0.5%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		45	44,579
Series 2012-A, Class A3 0.94%, 5/15/17		241	241,624
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		147	147,475
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(a)		56	56,250

			489,928

HOME EQUITY LOANS–FLOATING RATE–0.3%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.318%, 12/25/32(b)		61	57,707

8

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

GSAA Home Equity Trust Series 2006-5, Class 2A3 0.463%, 3/25/36(b)	U.S.$	220	$139,330
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.452%, 1/20/35(b)		73	72,800

			269,837

HOME EQUITY LOANS– FIXED RATE–0.2%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		53	53,887
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		117	115,903

			169,790

Total Asset-Backed Securities (cost $13,948,488)			13,837,312

COMMERCIAL MORTGAGE-BACKED SECURITIES–12.1%
NON-AGENCY FIXED RATE CMBS–10.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47		455	500,822
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-T24, Class AJ 5.598%, 10/12/41		110	103,653
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(a)		260	247,697
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.939%, 3/15/49		158	174,371
Commercial Mortgage Pass-Through Certificates Series 2006-C3, Class AJ 5.989%, 6/15/38		105	102,281

Series 2013-SFS, Class A1 1.873%, 4/12/35(a)	U.S.$	130	$125,578
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.985%, 5/15/46		330	369,883
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		180	175,291
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.406%, 4/10/37		235	200,813
Series 2007-GG9, Class A4 5.444%, 3/10/39		506	559,795
Series 2007-GG9, Class AM 5.475%, 3/10/39		135	141,906
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		300	308,529
Series 2013-KING, Class A 2.706%, 12/10/27(a)		282	278,366
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB19, Class AM 5.901%, 2/12/49		95	102,944
Series 2007-LD11, Class A4 6.003%, 6/15/49		151	169,183
Series 2007-LD12, Class AM 6.197%, 2/15/51		165	178,578
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		247	254,562
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.712%, 6/15/29		830	853,684
Series 2006-C1, Class A4 5.156%, 2/15/31		1,240	1,339,405

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38	U.S.$	233	$235,228
Series 2006-C2, Class A1A 5.739%, 8/12/43		161	178,672
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49		1,105	1,237,609
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		608	668,721
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.816%, 6/11/42		378	429,186
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(a)		280	274,523
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		60	56,132
Series 2012-C4, Class A5 2.85%, 12/10/45		112	103,670
Series 2013-C5, Class A4 3.185%, 3/10/46		437	414,309
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.914%, 5/15/43		427	473,435
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		233	221,902

			10,480,728

NON-AGENCY FLOATING RATE CMBS–1.3%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2007-5, Class AM 5.772%, 2/10/51(d)		78	83,624

Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.894%, 12/05/31(a)(b)	U.S.$	140	$138,792
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.043%, 11/08/29(a)(b)		275	272,362
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)(d)		136	133,094
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A2 5.291%, 7/12/46(d)		602	606,108

			1,233,980

Total Commercial Mortgage- Backed Securities (cost $11,407,551)			11,714,708

GOVERNMENTS– TREASURIES–7.3%
UNITED STATES–7.3%
U.S. Treasury Bonds 3.00%, 5/15/42		490	446,665
4.50%, 2/15/36		895	1,065,749
4.625%, 2/15/40		2,935	3,576,573
U.S. Treasury Notes 1.375%, 6/30/18		1,405	1,404,232
2.00%, 2/15/23		555	533,759

Total Governments–Treasuries (cost $6,641,238)			7,026,978

AGENCIES–4.4%
AGENCY DEBENTURES–4.4%
Federal National Mortgage Association 6.25%, 5/15/29		1,670	2,170,955
6.625%, 11/15/30		80	108,562
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		2,292	1,958,482

Total Agencies (cost $4,033,370)			4,237,999

10

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

CORPORATES–NON-INVESTMENT GRADES–2.1%

FINANCIAL INSTITUTIONS–1.4%
BANKING–0.9%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	125	$144,402
Bank of America Corp. Series U 5.20%, 6/01/23	U.S.$	178	167,320
Citigroup, Inc. 5.95%, 1/30/23		270	268,677
LBG Capital No.1 PLC 8.00%, 6/15/20(a)		175	177,612
LBG Capital No.2 PLC Series 22 15.00%, 12/21/19(a)	EUR	50	90,731

			848,742

FINANCE–0.3%
SLM Corp. 7.25%, 1/25/22	U.S.$	95	99,750
Series A 5.375%, 5/15/14		248	252,960

			352,710

OTHER FINANCE–0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		155	168,671

			1,370,123

INDUSTRIAL–0.7%
BASIC–0.0%
Eagle Spinco, Inc. 4.625%, 2/15/21(a)		22	21,120

CAPITAL GOODS–0.4%
B/E Aerospace, Inc. 5.25%, 4/01/22		190	189,050
Ball Corp. 5.00%, 3/15/22		195	194,025

			383,075

CONSUMER CYCLICAL– ENTERTAINMENT–0.0%
Greektown Holdings LLC 10.75%, 12/01/13(e)(f)		55	0

CONSUMER CYCLICAL–OTHER–0.2%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		190	191,900

CONSUMER NON- CYCLICAL–0.0%
Voyager Learning Exchange 8.375%, 1/14/12(e)(f)		70	0

ENERGY–0.1%
Cimarex Energy Co. 5.875%, 5/01/22	U.S.$	93	$96,255

			692,350

Total Corporates–Non-Investment Grades (cost $1,835,032)			2,062,473

COLLATERALIZED MORTGAGE OBLIGATIONS–1.9%
NON-AGENCY FLOATING RATE–0.7%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.383%, 12/25/36(b)		230	134,008
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.443%, 3/25/35(b)		124	99,822
IndyMac INDX Mortgage Loan Trust Series 2006-AR15, Class A1 0.313%, 7/25/36(b)		174	120,611
Series 2006-AR27, Class 2A2 0.393%, 10/25/36(b)		185	150,574
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.869%, 2/25/47(b)		233	173,657

			678,672

AGENCY FIXED RATE–0.6%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.684%, 5/28/35		50	43,464
Freddie Mac Series 4119, Class LI 3.50%, 6/15/39(g)		850	158,008
Series 4135, Class AI 3.50%, 11/15/42(g)		461	99,013
Series 4182, Class DI 3.50%, 5/15/39(g)		827	149,150
Freddie Mac Strip Series 283, Class IO 3.50%, 10/15/27(g)		595	97,259

			546,894

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

NON-AGENCY FIXED RATE–0.5%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.641%, 5/25/35	U.S.$	141	$137,335
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		156	135,020
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.691%, 7/25/36		272	192,748

			465,103

NON-AGENCY ARMS–0.1%
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-HYB2, Class 3A1 2.863%, 2/25/47		184	141,593

Total Collateralized Mortgage Obligations (cost $2,035,538)			1,832,262

QUASI-SOVEREIGNS–1.8%

QUASI-SOVEREIGN BONDS–1.8%
INDONESIA–0.4%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		360	352,800

KAZAKHSTAN–0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)		212	239,560

MALAYSIA–0.5%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		420	458,579

SOUTH KOREA–0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		310	311,765

UNITED ARAB EMIRATES–0.4%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		360	374,400

Total Quasi-Sovereigns (cost $1,656,847)			1,737,104

GOVERNMENTS–SOVEREIGN BONDS–0.6%
QATAR–0.4%
State of Qatar 4.50%, 1/20/22(a)	U.S.$	360	$386,100

TURKEY–0.2%
Republic of Turkey 4.875%, 4/16/43		260	223,600

Total Governments– Sovereign Bonds (cost $613,680)			609,700

		Shares
PREFERRED STOCKS–0.4%

FINANCIAL INSTITUTIONS–0.4%
INSURANCE–0.3%
Allstate Corp. (The) 5.10%		9,175	234,788

REITS–0.1%
Sovereign Real Estate Investment Trust 12.00%(a)		93	118,606

Total Preferred Stocks (cost $332,815)			353,394

		Principal Amount (000)
LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.3%
UNITED STATES–0.3%
California GO 7.625%, 3/01/40 (cost $203,287)	U.S.$	200	268,634

EMERGING MARKETS–CORPORATE BONDS–0.1%

INDUSTRIAL – 0.1%
CONSUMER NON- CYCLICAL – 0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a) (cost $99,751)		100	99,125

GOVERNMENTS–SOVEREIGN AGENCIES–0.1%
GERMANY–0.1%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17 (cost $71,047)		70	79,653

		Shares
COMMON STOCKS – 0.0%
Greektown Superholdings, Inc.(e)(f)(h) (cost $4)		41	3,690

12

AllianceBernstein Variable Products Series Fund

Company		Shares	U.S. $ Value

WARRANTS–0.0%
Talon Equity Co. NV , expiring 11/15/24(e)(f)(h) (cost $0)		47	$0

		Principal Amount (000)
SHORT-TERM INVESTMENTS–17.0%
TIME DEPOSIT–10.7%
State Street Time Deposit 0.01%, 7/01/13 (cost $10,343,661)	U.S.$	10,344	10,343,661

AGENCY DISCOUNT NOTE–3.2%
Federal Home Loan Bank Zero Coupon, 7/10/13 (cost $3,079,959)		3,080	3,079,959

GOVERNMENTS– TREASURIES–3.1%
Japan Treasury Discount Bill Series 359 Zero Coupon 7/16/13 (cost $2,998,859)	JPY	300,000	$3,024,705

Total Short-Term Investments (cost $16,422,479)			16,448,325

TOTAL INVESTMENTS–116.5% (cost $110,089,283)			112,743,040
Other assets less liabilities – (16.5)%			(15,991,869)

NET ASSETS–100.0%			$96,751,171

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. Note 2 Yr (CBT) Futures	8	September 2013	$1,761,362	$1,760,000	$1,362

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	1,002	MXN	12,411	7/11/13	$(44,552)
BNP Paribas SA	USD	800	JPY	78,163	7/19/13	(11,577)
Credit Suisse International	MXN	12,401	USD	923	7/11/13	(33,603)
Deutsche Bank AG London	CAD	1,694	USD	1,637	7/18/13	26,413
Deutsche Bank AG London	USD	694	AUD	748	7/25/13	(11,250)
Goldman Sachs Capital Markets LP	JPY	149,781	USD	1,484	7/19/13	(26,706)
Royal Bank of Scotland PLC	AUD	752	USD	712	7/25/13	24,936
Royal Bank of Scotland PLC	EUR	794	USD	1,038	8/07/13	5,231
Royal Bank of Scotland PLC	GBP	1,153	USD	1,777	8/07/13	24,433
State Street Bank & Trust Co.	JPY	300,000	USD	3,012	7/16/13	(13,351)
State Street Bank & Trust Co.	USD	137	CAD	144	7/18/13	(914)
State Street Bank & Trust Co.	USD	87	GBP	57	8/07/13	156

						$(60,784)

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

CENTRALLY CLEARED SWAPS (see Note D)

			Rate Type
Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$1,420	5/21/23	0.020%	3 Month LIBOR	$ (82,491)
Morgan Stanley & Co., LLC/(CME Group)	EUR 1,240	5/21/23	6 Month EURIBOR	1.566%	60,645

					$ (21,846)

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$1,390	1/30/17	1.059%	3 Month LIBOR	$(6,652)
JPMorgan Chase Bank, NA	1,520	2/7/22	2.043%	3 Month LIBOR	41,158

					$34,506

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00%	0.87%	$270	$1,498		$(8,024)	$9,522

14

AllianceBernstein Variable Products Series Fund

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate market value of these securities amounted to $15,580,313 or 16.1% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at June 30, 2013.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2013.

(d)	Variable rate coupon, rate shown as of June 30, 2013.

(e)	Fair valued by the Adviser.

(f)	Illiquid security.

(g)	IO—Interest Only

(h)	Non-income producing security.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

EURIBOR—Euro Interbank Offered Rate

GO—General Obligation

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

See notes to financial statements.

15

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $110,089,283)	$112,743,040
Cash	83,529	(a)(b)
Receivable for investment securities sold	888,580
Interest and dividends receivable	658,262
Unrealized appreciation of forward currency exchange contracts	81,219
Unrealized appreciation on interest rate swaps	41,158
Receivable for capital stock sold	14,933
Unrealized appreciation on credit default swaps	9,522
Receivable for variation margin on futures	250

Total assets	114,520,493

LIABILITIES
Payable for investment securities purchased	17,463,626
Unrealized depreciation of forward currency exchange contracts	142,003
Advisory fee payable	33,869
Payable for variation margin on centrally cleared swaps	22,288
Payable for capital stock redeemed	11,829
Premium received on credit default swaps	8,024
Administrative fee payable	7,236
Unrealized depreciation on interest rate swaps	6,652
Distribution fee payable	5,131
Transfer Agent fee payable	164
Accrued expenses	68,500

Total liabilities	17,769,322

NET ASSETS	$96,751,171

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,102
Additional paid-in capital	85,736,005
Undistributed net investment income	4,530,046
Accumulated net realized gain on investment and foreign currency transactions	3,774,887
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,702,131

	$96,751,171

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$70,246,658	5,863,919	$11.98
B	$26,504,513	2,238,146	$11.84

(a)	An amount of $1,800 has been segregated to collateralize margin requirements for open futures outstanding at June 30, 2013.

(b)	An amount of $81,729 has been segregated to collateralize margin requirements for centrally cleared swaps outstanding at June 30, 2013.

See notes to financial statements.

16

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,737,632
Dividends	8,505

$1,746,137

EXPENSES
Advisory fee (see Note B)	230,078
Distribution fee—Class B	34,982
Transfer agency—Class A	2,108
Transfer agency—Class B	794
Custodian	64,626
Audit	23,951
Administrative	21,503
Legal	15,305
Printing	13,223
Directors’ fees	2,265
Miscellaneous	3,698

Total expenses	412,533

Net investment income	1,333,604

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	627,386
Futures	(5,057)
Swaps	(4,438)
Foreign currency transactions	373,390
Net change in unrealized appreciation/depreciation of:
Investments	(4,776,503)
Futures	2,123
Swaps	104,104
Foreign currency denominated assets and liabilities and other assets	(258,349)

Net loss on investment and foreign currency transactions	(3,937,344)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,603,740)

See notes to financial statements.

17

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,333,604		$3,114,481
Net realized gain on investment and foreign currency transactions	991,281		2,784,901
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(4,928,625)		1,059,000

Net increase (decrease) in net assets from operations	(2,603,740)		6,958,382
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(3,744,770)
Class B	–0	–	(1,288,079)
Net realized gain on investment transactions
Class A	–0	–	(2,543,861)
Class B	–0	–	(934,628)
CAPITAL STOCK TRANSACTIONS
Net decrease	(9,112,362)		(29,981,256)

Total decrease	(11,716,102)		(31,534,212)
NET ASSETS
Beginning of period	108,467,273		140,001,485

End of period (including accumulated net investment income of $4,530,046 and undistributed net investment income of $3,196,442, respectively)	$96,751,171		$108,467,273

See notes to financial statements.

18

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”), is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

19

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk

20

AllianceBernstein Variable Products Series Fund

of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Corporates—Investment Grades	$–0	–	$29,753,538		$–0	–	$29,753,538
Mortgage Pass-Throughs	–0	–	22,678,145		–0	–	22,678,145
Asset-Backed Securities	–0	–	12,907,757		929,555		13,837,312
Commercial Mortgage-Backed Securities	–0	–	10,631,726		1,082,982		11,714,708
Governments—Treasuries	–0	–	7,026,978		–0	–	7,026,978
Agencies	–0	–	4,237,999		–0	–	4,237,999
Corporates—Non-Investment Grades	–0	–	2,062,473		–0	–^	2,062,473
Collateralized Mortgage Obligations	–0	–	546,894		1,285,368		1,832,262
Quasi-Sovereigns	–0	–	1,737,104		–0	–	1,737,104
Governments—Sovereign Bonds	–0	–	609,700		–0	–	609,700
Preferred Stocks	234,788		118,606		–0	–	353,394
Local Governments—Municipal Bonds	–0	–	268,634		–0	–	268,634
Emerging Markets—Corporate Bonds	–0	–	99,125		–0	–	99,125
Governments—Sovereign Agencies	–0	–	79,653		–0	–	79,653
Common Stocks	–0	–	–0	–	3,690		3,690
Warrants	–0	–	–0	–	–0	–^	–0	–
Short-Term Investments:
Time Deposit	–0	–	10,343,661		–0	–	10,343,661
Agency Discount Note	–0	–	3,079,959		–0	–	3,079,959
Governments—Treasuries	–0	–	3,024,705		–0	–	3,024,705

Total Investments in Securities	234,788		109,206,657		3,301,595		112,743,040
Other Financial Instruments* :
Assets:
Futures	1,362		–0	–	–0	–	1,362	#
Forwards Currency Exchange Contracts	–0	–	81,219		–0	–	81,219
Centrally Cleared Swaps	–0	–	60,645		–0	–	60,645	#
Interest Rate Swaps	–0	–	41,158		–0	–	41,158
Credit Default Swaps	–0	–	9,522		–0	–	9,522
Liabilities:
Forwards Currency Exchange Contracts	–0	–	(142,003)		–0	–	(142,003)
Centrally Cleared Swaps	–0	–	(82,491)		–0	–	(82,491	)#
Interest Rate Swaps	–0	–	(6,652)		–0	–	(6,652)

Total **	$236,150		$109,168,055		$3,301,595		$112,705,800

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) is reported in the portfolio of investments.

**	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

21

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Corporates - Non-Investment Grades^
Balance as of 12/31/12	$981,790		$1,011,254		$–0	–
Accrued discounts/(premiums)	329		3,869		–0	–
Realized gain (loss)	557		30,289		–0	–
Change in unrealized appreciation/depreciation	(8,896)		(42,851)		–0	–
Purchases	150,090		647,759		–0	–
Sales	(194,315)		(567,338)		–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/13	$929,555		$1,082,982		$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/13*	$(8,896)		$(42,851)		$–0	–

	Collateralized Mortgage Obligations		Common Stocks		Warrants^
Balance as of 12/31/12	$509,996		$2,460		$–0	–
Accrued discounts/(premiums)	569		–0	–	–0	–
Realized gain (loss)	(5,034)		–0	–	–0	–
Change in unrealized appreciation/depreciation	(15,405)		1,230		–0	–
Purchases	839,091		–0	–	–0	–
Sales	(43,849)		–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/13	$1,285,368		$3,690		$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/13*	$(15,405)		$1,230		$–0	–

	Total
Balance as of 12/31/12	$2,505,500
Accrued discounts/(premiums)	4,767
Realized gain (loss)	25,812
Change in unrealized appreciation/depreciation	(65,922)
Purchases	1,636,940
Sales	(805,502)
Transfers in to Level 3	–0	–
Transfers out of Level 3	–0	–

Balance as of 6/30/13	$3,301,595

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/13*	$(65,922)

^	The Portfolio held a security with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

22

AllianceBernstein Variable Products Series Fund

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at June 30, 2013:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 6/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$929,555	Third Party Vendor	Evaluated Quotes	$63.45-$102.27/ $94.25
Commercial Mortgage-Backed Securities	$1,082,982	Third Party Vendor	Evaluated Quotes	$85.45-$111.91/ $101.79
Corporates-Non-Investment Grades	$0	Qualitative Assessment		$0.00
Collateralized Mortgage Obligations	$1,285,368	Third Party Vendor	Evaluated Quotes	$58.30-$97.74/ $77.10
Common Stocks	$3,690	Indicative Market Quotations	Broker Quote	$90.00/$90.00
Warrants	$0	Qualitative Assessment		$0.00

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore,

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2013, the reimbursement for such services amounted to $21,503.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2013.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2013 amounted to $81, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swaps with LBSF prior to their scheduled maturity dates in accordance with the terms of the swaps. Upon the termination of the swaps, Lehman Brothers’ obligations to the Portfolio amounted to $920,116. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). In accordance with its error correction policy, the Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding undertaking of the Adviser to make payment in respect of said Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was

24

AllianceBernstein Variable Products Series Fund

being valued at $457,758 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $457,758.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$14,314,893	$7,741,327
U.S. government securities	83,700,074	92,767,460

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps and foreign currency transactions) are as follows:

Gross unrealized appreciation	$3,990,538
Gross unrealized depreciation	(1,336,781)

Net unrealized appreciation	$2,653,757

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a future, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2013, the Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2013, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

26

AllianceBernstein Variable Products Series Fund

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2013, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended June 30, 2013, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At June 30, 2013, the Portfolio had a Sale Contract outstanding with a Maximum Payout Amount of $270,000 with net unrealized appreciation of $9,522, and a term of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Centrally Cleared Swaps:

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended June 30, 2013, the Portfolio held centrally cleared swaps for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements and certain securities lending transactions. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party.

The Portfolio’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction.

At June 30, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$1,362	*+
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	81,219		Unrealized depreciation of forward currency exchange contracts	$142,003
Interest rate contracts	Unrealized appreciation on interest rate swaps	41,158		Unrealized depreciation on interest rate swaps	6,652
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	60,645	*+	Receivable/Payable for variation margin on centrally cleared swaps	82,491	*+
Credit contracts	Unrealized appreciation on credit default swaps	9,522

Total		$193,906			$231,146

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

+	Exchange-traded investments.

28

AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(5,057)	$2,123
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	54,922	(257,443)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(11,961)	123,445
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	50	(21,846)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	7,473	2,505

Total		$45,427	$(151,216)

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended June 30, 2013:

Futures:
Average original value of buy contracts	$1,111,442	(a)
Average original value of sale contracts	$1,983,139

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,583,336	(b)
Average principal amount of sale contracts	$8,963,397

Interest Rate Swaps:
Average notional amount	$3,499,310

Credit Default Swaps:
Average notional amount of sale contracts	$292,857

Centrally Cleared Swaps:
Average notional amount	$1,612,867	(c)

(a)	Positions were open for one month during the period.

(b)	Positions were open for five months during the period.

(c)	Positions were open for two months during the period.

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2013:

Counterparty	Derivative Assets Subject to MA	Derivatives Available for Offset		Collateral Received		Net Amount of Derivatives Assets
Credit Suisse International	$9,522	$(9,522)		$–0	–	$–0	–
Deutsche Bank AG London	26,413	(11,250)		–0	–	15,163
JPMorgan Chase Bank NA	41,158	(6,652)		–0	–	34,506
Royal Bank of Scotland PLC	54,600	–0	–	–0	–	54,600
State Street Bank & Trust Co.	206	(206)		–0	–	–0	–

Total	$131,899	$(27,630)		$–0	–	$104,269

Counterparty	Derivative Liabilities Subject to MA	Derivatives Available for Offset		Collateral Pledged		Net Amount of Derivatives Liabilities
BNP Paribas SA	$56,129	$–0	–	$–0	–	$56,129
Credit Suisse International	33,603	(9,522)		–0	–	24,081
Deutsche Bank AG London	11,250	(11,250)		–0	–	–0	–
Goldman Sachs Capital Markets LP	26,706	–0	–	–0	–	26,706
JPMorgan Chase Bank NA	6,652	(6,652)		–0	–	–0	–
State Street Bank & Trust Co.	14,315	(206)		–0	–	14,109

Total	$148,655	$(27,630)		$–0	–	$121,025

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2013, the Portfolio earned drop income of $97,224 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended June 30, 2013, the Portfolio had no transactions in reverse repurchase agreements.

30

AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
Class A
Shares sold	35,741		218,065	$442,509		$2,741,087
Shares issued in reinvestment of dividends and distributions	–0	–	524,053	–0	–	6,288,631
Shares redeemed	(604,692)		(2,767,258)	(7,425,883)		(34,849,164)

Net decrease	(568,951)		(2,025,140)	$(6,983,374)		$(25,819,446)

Class B
Shares sold	41,745		138,136	$504,479		$1,715,485
Shares issued in reinvestment of dividends and distributions	–0	–	186,939	–0	–	2,222,707
Shares redeemed	(216,121)		(649,880)	(2,633,467)		(8,100,002)

Net decrease	(174,376)		(324,805)	$(2,128,988)		$(4,161,810)

NOTE F : Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk— Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

31

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2013.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$5,421,309	$6,977,197
Net long-term capital gains	3,090,029	427,940

Total taxable distributions paid	$8,511,338	$7,405,137

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,433,496
Undistributed capital gain	1,720,228	(a)
Unrealized appreciation/(depreciation)	7,457,080	(b)

Total accumulated earnings/(deficit)	$13,610,804

(a)	As of December 31, 2012, the Portfolio had cumulative deferred losses on straddles of $5,881.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2012, the Portfolio did not have any capital loss carryforwards.

32

AllianceBernstein Variable Products Series Fund

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

33

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.30	$12.54	$12.39	$11.98	$10.50	$11.78

Income From Investment Operations
Net investment income (a)	.16	.33	.42	.48	.52	.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.48)	.40	.38	.60	1.37	(1.22)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(.32)	.73	.80	1.08	1.89	(.71)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.58)	(.60)	(.67)	(.41)	(.57)
Distributions from net realized gain on investment transactions	–0	–	(.39)	(.05)	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(.97)	(.65)	(.67)	(.41)	(.57)

Net asset value, end of period	$11.98	$12.30	$12.54	$12.39	$11.98	$10.50

Total Return
Total investment return based on net asset value (c)	(2.60	)%*	6.05	%*†	6.64%	9.20	%*	18.51	%*	(6.38	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,247	$79,104	$106,028	$119,599	$129,647	$129,111
Ratio to average net assets of:
Expenses	.74	%(d)	.70%	.65%	.68	%(e)	.69%	.64%
Net investment income	2.68	%(d)	2.67%	3.42%	3.90	%(e)	4.69%	4.72%
Portfolio turnover rate	95%	116%	108%	94%	102%	106%

See	footnote summary on page 35.

34

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.17	$12.41	$12.26	$11.86	$10.40	$11.67

Income From Investment Operations
Net investment income (a)	.15	.30	.39	.44	.49	.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.48)	.40	.37	.60	1.36	(1.21)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(.33)	.70	.76	1.04	1.85	(.73)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.55)	(.56)	(.64)	(.39)	(.54)
Distributions from net realized gain on investment transactions	–0	–	(.39)	(.05)	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(.94)	(.61)	(.64)	(.39)	(.54)

Net asset value, end of period	$11.84	$12.17	$12.41	$12.26	$11.86	$10.40

Total Return
Total investment return based on net asset value (c)	(2.71	)%*	5.79	%*†	6.38%	8.93	%*	18.20	%*	(6.59	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,504	$29,363	$33,973	$39,025	$41,341	$40,929
Ratio to average net assets of:
Expenses	.99	%(d)	.96%	.90%	.93	%(e)	.94%	.89%
Net investment income	2.43	%(d)	2.43%	3.17%	3.64	%(e)	4.44%	4.47%
Portfolio turnover rate	95%	116%	108%	94%	102%	106%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2013 and years ended December 31, 2012, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.01%, 0.05%, 0.04%, 0.01% and 0.09%, respectively.

†	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.38% for the year ended December 31, 2012.

See notes to financial statements.

35

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Portfolio’s net assets on September 30, 2012.

1	The information in the fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

36

AllianceBernstein Variable Products Series Fund

Category	Advisory Fee Based on % of Average Daily Net Assets	September 30, 2012 Net Assets ($MM)
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$112.6

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $63,482 (0.04% of the Portfolio’s average daily net assets) for providing such services.

Set forth below are the Portfolio’s total expense ratios for the most recent semi-annual period:

Portfolio	Total Expense Ratio	Fiscal Year
Intermediate Bond Portfolio	Class A 0.70% Class B 0.95%	December 31 (ratio as of June 30, 2012)

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2012 net assets.6

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

37

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Fund	Net Assets 9/30/12 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Intermediate Bond Portfolio	$112.6	U.S. Strategic Core Plus 0.50% on the first $30 million 0.20% on the balance Minimum Account Size: $25 million	0.280	0.450

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2012 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 on the balance	0.500%	0.450%

Certain of the AllianceBernstein Mutual Funds (“ABMF”), which the Adviser manages, have a similar investment style as the Portfolio and their fee schedules are set forth below. ABMF was also affected by the Adviser’s settlement with the NYAG. As a result, the Portfolio has the same breakpoints as AllianceBernstein Bond Fund, Inc. – Intermediate Bond Portfolio. Sanford C. Bernstein Fund II, Inc. – Intermediate Duration Institutional Portfolio was not affected by the settlement since the fund has lower breakpoints than the NYAG related fee schedule. Also shown are what would have been the effective advisory fees of the Portfolio had the ABMF fee schedules been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2012 net assets:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Bond Fund, Inc. – Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

Intermediate Bond Portfolio	Intermediate Duration Institutional Portfolio[7]	0.50% on first $1 billion 0.45% on the balance	0.500%	0.450%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2012 net assets.

Fund		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Client # 1	AB Sub-Advisory Fee Schedule: 0.29% on first $100 million 0.20% thereafter	0.280%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

7	Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee of the fund.

38

AllianceBernstein Variable Products Series Fund

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.11

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank
Intermediate Bond Portfolio	0.450	0.500	2/14

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.649	0.646	8/14	0.604	22/30

Based on this analysis, the Portfolio has more favorable ranking on a management fee basis than on a total expense basis.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

13	Most recently completed fiscal year Class A share total expense ratio.

39

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and front-end sales loads.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, ABI received $87,163 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $342,017 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,14 ABI paid approximately $500,000 in 2011 and expects to pay approximately $500,000 in 2012 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,310 from the Portfolio.15

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced

14	The fee is inclusive of other Portfolios of the Fund (Equity and Blend), which are not discussed in this summary.

15	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2011.

40

AllianceBernstein Variable Products Series Fund

less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings19 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended July 31, 2012.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	6.51	7.16	7.51	7/7	14/14
3 year	8.85	8.47	8.24	2/7	4/14
5 year	6.84	6.44	6.51	3/7	5/12
10 year	5.44	5.40	5.40	3/7	5/12

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmarks.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. It should be noted that performance returns of the Portfolio were provided by Lipper.

20	The Portfolio’s PG/PU may not be identical to its respective EG/EU as the criteria for including/excluding a fund to/from PG/PU is somewhat different than that of EG/EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2012.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

41

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

	Periods Ending July 31, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	6.51	8.85	6.85	5.44	5.75	4.53	0.77	10
Barclays Capital U.S. Government Bond Index	7.56	5.81	6.54	5.23	6.15	4.39	0.77	10
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

42

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Growth Portfolio

June 30, 2013

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,007.60	$4.68	0.94%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.13	$4.71	0.94%

Class B
Actual	$1,000	$1,006.50	$5.92	1.19%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.89	$5.96	1.19%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
British American Tobacco PLC	$6,260,246	4.2%
Nestle SA	5,424,311	3.6
Roche Holding AG	5,351,130	3.6
Partners Group Holding AG	5,241,154	3.5
Anheuser-Busch InBev NV	5,085,251	3.4
Prudential PLC	4,256,326	2.9
Samsung Electronics Co., Ltd.	3,962,312	2.7
AIA Group Ltd.	3,854,050	2.6
Diageo PLC	3,585,396	2.4
Cie Financiere Richemont SA (SWX Europe)	3,343,392	2.3

	$46,363,568	31.2%

SECTOR BREAKDOWN**

June 30, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$33,227,988	22.5%
Consumer Staples	29,827,409	20.2
Consumer Discretionary	18,651,096	12.6
Health Care	16,835,381	11.4
Industrials	16,241,143	11.0
Information Technology	14,703,404	9.9
Materials	8,048,069	5.4
Energy	6,143,985	4.1
Utilities	2,428,656	1.6
Short-Term Investments	1,858,012	1.3

Total Investments	$147,965,143	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY BREAKDOWN*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$39,439,427	26.6%
Switzerland	21,563,360	14.6
France	12,295,036	8.3
India	8,066,962	5.4
Japan	7,225,045	4.9
Hong Kong	6,752,026	4.6
China	6,723,860	4.5
Belgium	6,261,649	4.2
Germany	5,440,093	3.7
Brazil	4,232,780	2.9
South Korea	3,962,312	2.7
South Africa	3,933,217	2.7
Indonesia	3,853,646	2.6
Other	16,357,718	11.0
Short-Term Investments	1,858,012	1.3

Total Investments	$147,965,143	100.0%

*	All data are as of June 30, 2013. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.9% or less in the following countries: Canada, Denmark, Finland, Italy, Netherlands, Russia, Sweden, Taiwan and United States.

3

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.8%

FINANCIALS–22.4%
CAPITAL MARKETS–7.9%
Aberdeen Asset Management PLC	517,710	$3,012,885
Azimut Holding SpA	65,765	1,197,357
Partners Group Holding AG	19,363	5,241,154
UBS AG(a)	129,810	2,203,373

		11,654,769

COMMERCIAL BANKS–4.8%
Bank Mandiri Persero Tbk PT	3,235,500	2,918,214
HSBC Holdings PLC	207,781	2,150,978
Itausa–Investimentos Itau SA (Preference Shares)	242,060	894,971
Sberbank of Russia (Sponsored ADR)	100,854	1,157,804

		7,121,967

CONSUMER FINANCE–0.2%
Muthoot Finance Ltd.	197,940	338,050

DIVERSIFIED FINANCIAL SERVICES–1.5%
FirstRand Ltd.	246,320	720,778
IG Group Holdings PLC	168,948	1,491,950

		2,212,728

INSURANCE–5.5%
AIA Group Ltd.	914,800	3,854,050
Prudential PLC	260,760	4,256,326

		8,110,376

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.5%
BR Malls Participacoes SA	84,800	758,178

THRIFTS & MORTGAGE FINANCE–2.0%
Housing Development Finance Corp.	208,810	3,031,920

		33,227,988

CONSUMER STAPLES–20.1%
BEVERAGES–7.1%
Anheuser-Busch InBev NV	56,482	5,085,251
Diageo PLC	125,030	3,585,396
Pernod-Ricard SA	17,040	1,891,335

		10,561,982

FOOD & STAPLES RETAILING–1.2%
Brasil Pharma SA(a)	30,300	136,607
Raia Drogasil SA	77,500	750,913
Tsuruha Holdings, Inc.	8,600	812,885

		1,700,405

FOOD PRODUCTS–5.7%
Danone SA	40,676	3,061,615
Nestle SA	82,662	5,424,311

		8,485,926

HOUSEHOLD PRODUCTS–1.9%
Reckitt Benckiser Group PLC	39,850	$2,818,850

TOBACCO–4.2%
British American Tobacco PLC	122,057	6,260,246

		29,827,409

CONSUMER DISCRETIONARY–12.6%
AUTO COMPONENTS–0.8%
Nokian Renkaat Oyj	28,580	1,162,955

AUTOMOBILES–2.8%
Nissan Motor Co., Ltd.	282,600	2,832,389
Volkswagen AG (Preference Shares)	6,299	1,272,295

		4,104,684

DIVERSIFIED CONSUMER SERVICES–0.6%
Kroton Educacional SA	62,300	862,459

HOTELS, RESTAURANTS & LEISURE–0.9%
Melco Crown Entertainment Ltd. (ADR)(a)	58,580	1,309,849

MEDIA–1.0%
Naspers Ltd.	20,250	1,494,686

MULTILINE RETAIL–0.6%
Matahari Department Store Tbk PT(a)	800,000	935,432

SPECIALTY RETAIL–2.3%
Belle International Holdings Ltd.	485,000	663,033
Fast Retailing Co., Ltd.	5,700	1,923,775
Zhongsheng Group Holdings Ltd.	705,000	773,047

		3,359,855

TEXTILES, APPAREL & LUXURY GOODS–3.6%
Brunello Cucinelli SpA	46,693	1,152,690
Cie Financiere Richemont SA (SWX Europe)	37,912	3,343,392
Li & Fung Ltd.	680,000	925,094

		5,421,176

		18,651,096

HEALTH CARE–11.3%
HEALTH CARE EQUIPMENT & SUPPLIES–2.2%
Elekta AB	66,630	1,012,679
Essilor International SA	12,490	1,330,657
Shandong Weigao Group Medical Polymer Co., Ltd.–Class H(b)	820,000	891,271

		3,234,607

HEALTH CARE PROVIDERS & SERVICES–0.4%
Life Healthcare Group Holdings Ltd.	173,240	657,073

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

PHARMACEUTICALS–8.7%
Aspen Pharmacare Holdings Ltd.(a)	46,141	$1,060,680
Bayer AG	15,097	1,607,385
NOVO NORDISK A/S–CLASS B	10,691	1,662,048
Pharmstandard OJSC (GDR)(a)(c)	29,380	618,150
Roche Holding AG	21,560	5,351,130
Shire PLC	44,821	1,420,385
Sun Pharmaceutical Industries Ltd.	72,230	1,223,923

		12,943,701

		16,835,381

INDUSTRIALS–10.9%
AEROSPACE & DEFENSE–1.7%
Safran SA	48,970	2,556,546

COMMERCIAL SERVICES & SUPPLIES–1.1%
Aggreko PLC	64,920	1,622,641

CONSTRUCTION & ENGINEERING–1.2%
Larsen & Toubro Ltd.	75,410	1,779,470

ELECTRICAL EQUIPMENT–1.3%
Schneider Electric SA	26,020	1,889,746

MACHINERY–2.1%
Komatsu Ltd.	71,900	1,655,996
Melrose Industries PLC	393,760	1,492,450

		3,148,446

PROFESSIONAL SERVICES–2.2%
Capita PLC	84,750	1,245,740
Intertek Group PLC	45,670	2,030,103

		3,275,843

TRADING COMPANIES & DISTRIBUTORS–1.3%
Wolseley PLC	42,663	1,968,451

		16,241,143

INFORMATION TECHNOLOGY–9.4%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.4%
Hon Hai Precision Industry Co., Ltd.	257,400	629,093

INTERNET SOFTWARE & SERVICES–4.1%
Baidu, Inc. (Sponsored ADR)(a)	21,180	2,002,146
Mail.ru Group Ltd. (GDR)(c)	34,430	986,764
Tencent Holdings Ltd.	78,300	3,057,396

		6,046,306

IT SERVICES–1.1%
Tata Consultancy Services Ltd.	66,280	$1,693,599

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.8%
ASML Holding NV	21,576	1,703,225
Samsung Electronics Co., Ltd.	3,390	3,962,312

		5,665,537

		14,034,535

MATERIALS–5.4%
CHEMICALS–4.0%
Croda International PLC	44,960	1,695,446
Essentra PLC	50,500	540,016
Linde AG	13,740	2,560,413
Umicore SA	28,330	1,176,398

		5,972,273

METALS & MINING–1.4%
First Quantum Minerals Ltd.	83,420	1,237,379
Franco-Nevada Corp.	23,420	838,417

		2,075,796

		8,048,069

ENERGY–4.1%
ENERGY EQUIPMENT & SERVICES–2.4%
Schlumberger Ltd.	27,590	1,977,099
Technip SA	15,400	1,565,137

		3,542,236

OIL, GAS & CONSUMABLE FUELS–1.7%
Africa Oil Corp.(a)	52,430	353,189
Ophir Energy PLC(a)(b)	100,908	548,651
Tullow Oil PLC	57,168	870,257
Ultrapar Participacoes SA	34,700	829,652

		2,601,749

		6,143,985

UTILITIES–1.6%
MULTI-UTILITIES–1.6%
National Grid PLC	214,250	2,428,656

Total Common Stocks (cost $120,681,138)		145,438,262

WARRANTS–0.4%
INFORMATION TECHNOLOGY–0.4%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.4%
Hon Hai Precision Industry Co., Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(c) (cost $824,312)	271,898	668,869

5

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–1.3%
TIME DEPOSIT–1.3%
State Street Time Deposit 0.01%, 7/01/13 (cost $1,858,012)	U.S.$	1,858	$1,858,012

Total Investments Before Security Lending Collateral for Securities Loaned–99.5% (cost $123,363,462)			147,965,143

	Shares		U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.4%
INVESTMENT COMPANIES–0.4%
AllianceBernstein Exchange Reserves–Class I, 0.07%(d) (cost $566,387)	U.S.$	566,387	$566,387

TOTAL INVESTMENTS–99.9% (cost $123,929,849)			148,531,530
Other assets less liabilities–0.1%			115,242

NET ASSETS–100.0%			$148,646,772

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	EUR	949	USD	1,243	8/16/13	$7,262
Citibank, NA	USD	9,915	AUD	9,669	8/16/13	(1,100,987)
Citibank, NA	USD	2,798	GBP	1,785	8/16/13	(84,095)
Credit Suisse International	USD	986	AUD	1,071	8/16/13	(9,348)
Credit Suisse International	USD	450	CHF	420	8/16/13	(5,076)
Deutsche Bank AG London	USD	3,224	GBP	2,130	8/16/13	14,673
Deutsche Bank AG London	USD	2,512	SEK	16,449	8/16/13	(61,815)
Goldman Sachs Capital Markets LP	AUD	8,849	USD	8,375	8/16/13	308,288
Goldman Sachs Capital Markets LP	GBP	12,534	USD	19,418	8/16/13	360,500
Goldman Sachs Capital Markets LP	JPY	147,000	USD	1,506	8/16/13	23,804
JPMorgan Chase Bank, NA	AUD	820	USD	796	8/16/13	48,710
Royal Bank of Canada	USD	6,000	CAD	6,103	8/16/13	(203,451)
Royal Bank of Scotland PLC	USD	16,256	JPY	1,568,658	8/16/13	(436,774)
State Street Bank & Trust Co.	CHF	11,285	USD	11,980	8/16/13	27,926
State Street Bank & Trust Co.	SEK	2,038	USD	301	8/16/13	(2,344)
State Street Bank & Trust Co.	USD	1,244	EUR	949	8/16/13	(8,539)
State Street Bank & Trust Co.	USD	967	NOK	5,652	8/16/13	(38,343)
UBS AG	USD	568	CAD	586	8/16/13	(11,196)

						$(1,170,805)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate market value of these securities amounted to $2,273,783 or 1.5% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

6

AllianceBernstein Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

OJSC—Open Joint Stock Company

See notes to financial statements.

7

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $123,363,462)	$147,965,143	(a)
Affiliated issuers (cost $566,387–investment of cash collateral for securities loaned)	566,387
Foreign currencies, at value (cost $760,077)	752,159
Unrealized appreciation of forward currency exchange contracts	850,042
Receivable for investment securities sold and foreign currency transactions	702,731
Dividends and interest receivable	562,885
Receivable for capital stock sold	61,171

Total assets	151,460,518

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	2,020,847
Payable for collateral received on securities loaned	566,387
Advisory fee payable	87,570
Payable for capital stock redeemed	37,576
Distribution fee payable	10,756
Administrative fee payable	7,241
Payable for foreign currency transactions	197
Transfer Agent fee payable	161
Accrued expenses	83,011

Total liabilities	2,813,746

NET ASSETS	$148,646,772

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,647
Additional paid-in capital	179,435,321
Undistributed net investment income	2,582,033
Accumulated net realized loss on investment and foreign currency transactions	(56,807,324)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	23,428,095

	$148,646,772

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$94,088,083	5,450,425	$17.26
B	$54,558,689	3,196,302	$17.07

(a)	Includes securities on loan with a value of $534,037 (see Note E).

See notes to financial statements.

8

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $212,047)	$2,172,890
Affiliated issuers	1,336
Interest	253
Securities lending income	56,436

	$2,230,915

EXPENSES
Advisory fee (see Note B)	588,133
Distribution fee—Class B	72,666
Transfer agency—Class A	1,930
Transfer agency—Class B	1,137
Custodian	55,754
Audit	25,808
Administrative	21,503
Legal	16,353
Printing	15,215
Directors’ fees	2,265
Miscellaneous	8,094

Total expenses	808,858

Net investment income	1,422,057

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	693,153	(a)
Foreign currency transactions	1,157,390
Net change in unrealized appreciation/depreciation of:
Investments	(642,324	)(b)
Foreign currency denominated assets and liabilities	(1,191,690)

Net gain on investment and foreign currency transactions	16,529

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,438,586

(a)	Net of foreign capital gains taxes of $35,625.

(b)	Net of decrease in accrued foreign capital gains taxes of $21,277.

See notes to financial statements.

9

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,422,057		$1,875,627
Net realized gain (loss) on investment and foreign currency transactions	1,850,543		(1,691,944)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,834,014)		21,758,307

Net increase in net assets from operations	1,438,586		21,941,990
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(1,435,331)
Class B	–0	–	(854,155)
CAPITAL STOCK TRANSACTIONS
Net decrease	(9,096,823)		(12,581,357)

Total increase (decrease)	(7,658,237)		7,071,147
NET ASSETS
Beginning of period	156,305,009		149,233,862

End of period (including undistributed net investment income of $2,582,033 and $1,159,976, respectively)	$148,646,772		$156,305,009

See notes to financial statements.

10

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

11

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$2,810,953		$30,417,035		$–0	–	$33,227,988
Consumer Staples	887,520		28,939,889		–0	–	29,827,409
Consumer Discretionary	2,172,308		16,478,788		–0	–	18,651,096
Health Care	60,106		16,775,275		–0	–	16,835,381
Industrials	–0	–	16,241,143		–0	–	16,241,143
Information Technology	2,988,910		11,045,625		–0	–	14,034,535
Materials	2,075,796		5,972,273		–0	–	8,048,069
Energy	2,806,751		3,337,234		–0	–	6,143,985
Utilities	–0	–	2,428,656		–0	–	2,428,656
Warrants	–0	–	–0	–	668,869		668,869
Short-Term Investments	–0	–	1,858,012		–0	–	1,858,012
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	566,387		–0	–	–0	–	566,387

Total Investments in Securities	14,368,731		133,493,930	+	668,869		148,531,530

12

AllianceBernstein Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	$–0	–	$850,042	$–0	–	$850,042
Liabilities:
Forward Currency Exchange Contracts	–0	–	(2,020,847)	–0	–	(2,020,847)

Total(a)^	$14,368,731		$132,323,125	$668,869		$147,360,725

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(a)	An amount of $4,331,532 was transferred from Level 1 to Level 2 due to insufficient observable inputs during the reporting period.

^	There were de minimus transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants		Rights^		Total
Balance as of 12/31/12	$829,289		$–0	–	$829,289
Accrued discounts/(premiums)	–0	–	–0	–	–0	–
Realized gain (loss)	–0	–	7,280		7,280
Change in unrealized appreciation/depreciation	(160,420)		–0	–	(160,420)
Purchases	–0	–	–0	–	–0	–
Sales	–0	–	(7,280)		(7,280)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/13	$668,869		–0	–	$668,869

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/13*	$(160,420)		$–0	–	$(160,420)

^	The Portfolio held securities with zero market value that were sold during the period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

13

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2013, the reimbursement for such services amounted to $21,503.

14

AllianceBernstein Variable Products Series Fund

Brokerage commissions paid on investment transactions for the six months ended June 30, 2013 amounted to $77,710, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$22,578,648		$24,912,147
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$30,283,957
Gross unrealized depreciation	(5,682,276)

Net unrealized appreciation	$24,601,681

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2013, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements and certain securities lending transactions. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party.

The Portfolio’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction.

At June 30, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$850,042	Unrealized depreciation of forward currency exchange contracts	$2,020,847

Total		$850,042		$2,020,847

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,144,819	$(1,173,131)

Total		$1,144,819	$(1,173,131)

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended June 30, 2013:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$64,157,220
Average principal amount of sale contracts	$64,398,473

16

AllianceBernstein Variable Products Series Fund

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following tables present the Portfolio’s dervative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2013:

Counterparty	Derivative Assets Subject to MA	Derivatives Available for Offset		Collateral Received		Net Amount of Derivatives Assets
Citibank, NA	$7,262	$(7,262)		$–0	–	$–0	–
Deutsche Bank AG London	14,673	(14,673)		–0	–	–0	–
Goldman Sachs Capital Markets LP	692,593	–0	–	–0	–	692,593
JPMorgan Chase Bank NA	48,710	–0	–	–0	–	48,710
State Street Bank & Trust Co.	86,804	(86,804)		–0	–	–0	–

Total	$850,042	$(108,739)		$–0	–	$741,303

Counterparty	Derivative Liabilites Subject to MA	Derivatives Available for Offset		Collateral Pledged		Net Amount of Derivatives Liabilities
Citibank, NA	$1,185,083	$(7,262)		$–0	–	$1,177,821
Credit Suisse International	14,424	–0	–	–0	–	14,424
Deutsche Bank AG London	61,816	(14,673)		–0	–	47,143
Royal Bank of Canada	203,451	–0	–	–0	–	203,451
Royal Bank of Scotland PLC	436,774	–0	–	–0	–	436,774
State Street Bank & Trust Co.	108,103	(86,804)		–0	–	21,299
UBS AG	11,196	–0	–	–0	–	11,196

Total	$2,020,847	$(108,739)		$–0	–	$1,912,108

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

the securities loaned. At June 30, 2013, the Portfolio had securities on loan with a value of $534,037 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $566,387. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $56,436 and $1,336 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$2,331	$37,681	$39,446	$566	$1

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
Class A
Shares sold	62,814		727,229	$1,114,351		$11,579,918
Shares issued in reinvestment of dividends	–0	–	89,262	–0	–	1,435,331
Shares redeemed	(310,608)		(1,145,926)	(5,556,249)		(18,320,349)

Net decrease	(247,794)		(329,435)	$(4,441,898)		$(5,305,100)

Class B
Shares sold	155,136		383,318	$2,722,408		$6,088,165
Shares issued in reinvestment of dividends	–0	–	53,585	–0	–	854,154
Shares redeemed	(419,727)		(882,162)	(7,377,333)		(14,218,576)

Net decrease	(264,591)		(445,259)	$(4,654,925)		$(7,276,257)

NOTE G : Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

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AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2013.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$2,289,486	$5,327,676

Total taxable distributions paid	$2,289,486	$5,327,676

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,348,013
Accumulated capital and other losses	(58,424,018	)(a)
Unrealized appreciation/(depreciation)	24,840,224	(b)

Total accumulated earnings/(deficit)	$(32,235,781)

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $58,424,018.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $58,424,018 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 7,176,740	n/a	2016
42,501,075	n/a	2017
8,477,391	$268,812	No expiration

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS.	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.13	$15.08	$18.42	$16.66	$12.52	$24.89

Income From Investment Operations
Net investment income (a)	.17	.21	.26	.18	.22	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	2.12	(3.08)	1.92	4.59	(12.35)
Contributions from Adviser	–0	–	–0	–	.00	(b)	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.13	2.33	(2.82)	2.10	4.81	(11.97)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.28)	(.52)	(.34)	(.67)	–0	–
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	–0	–	(.40)

Total dividends and distributions	–0	–	(.28)	(.52)	(.34)	(.67)	(.40)

Net asset value, end of period	$17.26	$17.13	$15.08	$18.42	$16.66	$12.52

Total Return
Total investment return based on net asset value (c)	.76%	15.54%	(15.85)%	12.89%	39.58%	(48.85	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$94,088	$97,611	$90,912	$126,339	$124,335	$80,458
Ratio to average net assets of:
Expenses	.94	%(d)	.97%	.94%	.93	%(e)	.99%	.98%
Net investment income	1.91	%(d)	1.33%	1.53%	1.08	%(e)	1.55%	1.93%
Portfolio turnover rate	15%	52%	66%	104%	118%	90%

See footnote summary on page 21.

20

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.96	$14.93	$18.24	$16.51	$12.41	$24.73

Income From Investment Operations
Net investment income (a)	.14	.18	.22	.14	.18	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	2.08	(3.06)	1.89	4.55	(12.23)
Contributions from Adviser	–0	–	–0	–	.00	(b)	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.11	2.26	(2.84)	2.03	4.73	(11.92)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.23)	(.47)	(.30)	(.63)	–0	–
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	–0	–	(.40)

Total dividends and distributions	–0	–	(.23)	(.47)	(.30)	(.63)	(.40)

Net asset value, end of period	$17.07	$16.96	$14.93	$18.24	$16.51	$12.41

Total Return
Total investment return based on net asset value (c)	.65%	15.23%	(16.04)%	12.61%	39.24%	(48.96	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,559	$58,694	$58,322	$74,879	$72,604	$45,309
Ratio to average net assets of:
Expenses	1.19	%(d)	1.22%	1.19%	1.18	%(e)	1.24%	1.23%
Net investment income	1.65	%(d)	1.11%	1.27%	.83	%(e)	1.28%	1.63%
Portfolio turnover rate	15%	52%	66%	104%	118%	90%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008 by 0.01%.

See notes to financial statements.

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INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

22

AllianceBernstein Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex US) Index (Net) (the “MSCI AC World Index”) and the MSCI World (ex US) Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013, and (in the case of comparisons with the MSCI World Index) the period since inception (September 1994 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period. The Portfolio lagged both indices in all periods except that it outperformed the MSCI World Index in the 10-year period and the period since inception. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper VA International Growth Funds Average and the MSCI AC World Index but lagged the MSCI World Index.

The directors noted that they had discussed with the Adviser their concerns about the investment performance of the Portfolio over time as compared to both its benchmark and its peers and that the Adviser had reviewed with them various steps that it had taken, including the restructuring of the Adviser’s research and portfolio management teams and related modifications to its investment process, and other changes intended to improve investment performance. The directors noted that the Portfolio’s relative investment performance had improved in the first quarter of 2013, but they continued to be concerned about the Portfolio’s performance over time and the lack of sustained improvement in it. After further discussion with the Adviser and consideration of the Adviser’s response to their concerns, the directors concluded that they continued to have confidence in the Adviser’s ability to advise the Portfolio but informed the Adviser that, in light of the Portfolio’s persistent weak relative performance, they would continue to monitor closely the Portfolio and the impact of the steps taken by the Adviser with a view to improving investment performance. They also informed the Adviser that they would undertake a further close review in six months, and that they would consider taking additional action if they were not satisfied with the Adviser’s progress in improving investment performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the

23

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

evaluation from the Fund’s Senior Officer. The directors noted that, although the institutional fee schedule started at a rate different from the Portfolio’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Portfolio. The application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors also considered that a portfolio of a fund advised by the Adviser (the “SCB Portfolio”) pursuing a somewhat similar investment style has higher fee rates at each breakpoint of its fee schedule, and that the Adviser is waiving, effective November 1, 2011 through October 31, 2013, 5 basis points of the advisory fee payable by the SCB Portfolio under its contract.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was the same as the Expense Group median and lower than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

24

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/13 ($MIL)	Portfolio
International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$158.6	International Growth Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

25

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $44,879 (0.028% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 0.97% Class B 1.22%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Growth Portfolio	$158.6	International Research Growth AC Schedule	0.576%	0.750%
		0.85% on first $25m
		0.65% on next $25m
		0.55% on next $50m
		0.45% on the balance
		Minimum account size $25m

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

26

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Growth Fund, Inc. (“International Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of International Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of SCB International Portfolio been applicable to the Portfolio based on March 31, 2013 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
International Growth Portfolio[7]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter	0.875%	0.750%
		The Adviser is waving 5 basis points in advisory fees effective through October 31, 2013.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The investment guidelines of the Portfolio are more restrictive than the SCB Fund portfolio. The Portfolio invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

27

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
International Growth Portfolio	0.750	0.817	4/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Growth Portfolio	0.972	0.972	7/13	0.997	18/44

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $149,521 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $469,646 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the adviser.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

28

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio effected brokerage transactions through and pais commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared

14	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

29

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2013.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Growth Portfolio
1 year	5.30	9.25	8.94	13/13	39/40
3 year	6.03	8.83	8.79	12/12	32/35
5 year	-2.74	-0.26	0.24	11/11	31/32
10 year	10.58	10.06	10.06	4/10	12/26

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks22. Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

						Volatility (%)	Sharpe (%)
International Growth Portfolio	5.30	6.03	-2.74	10.58	7.98	20.67	0.51	10
MSCI AC World ex US Index (Net)	6.66	6.65	-0.87	10.68	N/A	19.01	0.54	10
MSCI World ex US Index (Net) [24]	8.75	6.70	-1.19	9.65	4.87	N/A	N/A	N/A
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

24	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

30

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

June 30, 2013

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,032.50	$4.18	0.83%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.68	$4.16	0.83%

Class B
Actual	$1,000	$1,031.80	$5.44	1.08%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.44	$5.41	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
GlaxoSmithKline PLC	$23,731,410	2.9%
Roche Holding AG	22,139,183	2.7
HSBC Holdings PLC	17,120,741	2.1
Nippon Telegraph & Telephone Corp.	15,240,147	1.8
Mitsubishi UFJ Financial Group, Inc.	14,957,336	1.8
Novartis AG	14,645,633	1.8
Vodafone Group PLC	14,463,302	1.8
ING Groep NV	13,993,670	1.7
Macquarie Group Ltd.	12,890,090	1.6
Sumitomo Electric Industries Ltd.	12,288,542	1.5

	$161,470,054	19.7%

SECTOR BREAKDOWN**

June 30, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$209,649,288	25.7%
Consumer Discretionary	125,416,869	15.3
Industrials	76,262,668	9.3
Consumer Staples	74,054,381	9.1
Health Care	74,004,334	9.1
Materials	71,035,808	8.7
Information Technology	55,165,719	6.7
Energy	50,979,306	6.2
Telecommunication Services	47,179,462	5.8
Utilities	26,018,137	3.2
Short-Term Investments	7,319,168	0.9

Total Investments	$817,085,140	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$211,289,878	25.9%
United Kingdom	161,525,878	19.8
France	86,369,391	10.6
Switzerland	63,258,206	7.7
Australia	56,783,070	7.0
Germany	41,814,565	5.1
South Korea	40,169,950	4.9
Netherlands	36,900,122	4.5
Brazil	17,950,231	2.2
Russia	16,454,934	2.0
Italy	15,583,327	1.9
Norway	12,950,546	1.6
Hong Kong	10,829,577	1.3
Other	37,886,297	4.6
Short-Term Investments	7,319,168	0.9

Total Investments	$817,085,140	100.0%

*	All data are as of June 30, 2013. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.0% or less in the following countries: Belgium, China, Denmark, Israel, Mexico, Poland, Portugal and Turkey.

3

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%

FINANCIALS–25.6%
CAPITAL MARKETS–3.2%
Credit Suisse Group AG(a)	192,815	$5,104,599
Deutsche Bank AG (REG)	194,881	8,171,907
Macquarie Group Ltd.	337,960	12,890,090

		26,166,596

COMMERCIAL BANKS–12.9%
Australia & New Zealand Banking Group Ltd.	119,100	3,091,758
Banco do Brasil SA	638,900	6,330,732
Bank Hapoalim BM(a)	650,425	2,935,358
Barclays PLC	1,634,010	6,958,825
BNP Paribas SA	55,000	3,010,976
China Construction Bank Corp.–Class H	3,772,000	2,650,653
HSBC Holdings PLC	1,653,836	17,120,741
KB Financial Group, Inc.	227,121	6,735,875
Lloyds Banking Group PLC(a)	4,200,170	4,033,469
Mitsubishi UFJ Financial Group, Inc.	2,421,900	14,957,336
Mizuho Financial Group, Inc.	1,371,600	2,848,392
National Australia Bank Ltd.	405,450	10,967,403
Sberbank of Russia (Sponsored ADR)	320,772	3,682,463
Societe Generale SA	321,092	11,050,532
Sumitomo Mitsui Financial Group, Inc.	197,500	9,040,169

		105,414,682

DIVERSIFIED FINANCIAL SERVICES–2.9%
ING Groep NV(a)	1,531,190	13,993,670
ORIX Corp.	700,300	9,556,793

		23,550,463

INSURANCE–3.3%
Aegon NV	1,022,123	6,857,481
Allianz SE	33,170	4,841,535
Aviva PLC	943,180	4,861,284
Muenchener Rueckversicherungs AG	23,320	4,284,177
Suncorp Group Ltd.	606,876	6,591,327

		27,435,804

REAL ESTATE INVESTMENT TRUSTS (REITS)–1.3%
Mexico Real Estate Management SA de CV(a)	988,550	2,136,176
Stockland	1,606,060	5,110,263
Westfield Group	349,790	3,663,569

		10,910,008

REAL ESTATE MANAGEMENT & DEVELOPMENT–2.0%
Aeon Mall Co., Ltd.	57,200	1,419,016

China Overseas Land & Investment Ltd.	948,000	$2,455,943
Evergrande Real Estate Group Ltd.(a)(b)	8,227,000	3,036,368
Mitsui Fudosan Co., Ltd.	116,000	3,410,403
New World Development Co., Ltd.	2,098,000	2,876,404
Wharf Holdings Ltd.	356,000	2,973,601

		16,171,735

		209,649,288

CONSUMER DISCRETIONARY–15.3%
AUTO COMPONENTS–3.3%
Cie Generale des Etablissements Michelin–Class B	131,332	11,743,168
GKN PLC	1,509,130	6,907,880
Valeo SA(b)	132,770	8,331,187

		26,982,235

AUTOMOBILES–6.4%
Bayerische Motoren Werke AG	68,100	5,943,510
Honda Motor Co., Ltd.	288,900	10,732,470
Kia Motors Corp.	130,980	7,073,212
Mazda Motor Corp.(a)	1,681,000	6,645,727
Nissan Motor Co., Ltd.	813,000	8,148,382
Renault SA	53,840	3,626,526
Volkswagen AG (Preference Shares)	50,050	10,109,280

		52,279,107

HOTELS, RESTAURANTS & LEISURE–1.0%
Autogrill SpA(a)	259,740	3,605,130
Melco Crown Entertainment Ltd. (ADR)(a)	222,700	4,979,572

		8,584,702

HOUSEHOLD DURABLES–1.3%
Sony Corp.	328,400	6,937,847
Taylor Wimpey PLC	2,447,222	3,565,613

		10,503,460

MULTILINE RETAIL–0.4%
Myer Holdings Ltd.(b)	1,404,090	3,050,124

SPECIALTY RETAIL–2.2%
Kingfisher PLC	625,430	3,260,876
Shimamura Co., Ltd.	39,600	4,807,129
Yamada Denki Co., Ltd.(b)	248,810	10,074,137

		18,142,142

TEXTILES, APPAREL & LUXURY GOODS–0.7%
Cie Financiere Richemont SA (SWX Europe)	66,620	5,875,099

		125,416,869

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIALS–9.3%
AEROSPACE & DEFENSE–3.2%
European Aeronautic Defence and Space Co. NV	219,710	$11,754,642
Safran SA	136,440	7,123,038
Zodiac Aerospace	54,090	7,162,160

		26,039,840

AIRLINES–1.7%
Japan Airlines Co., Ltd.	132,700	6,831,481
Qantas Airways Ltd.(a)	3,209,800	3,942,553
Turk Hava Yollari	810,428	3,148,734

		13,922,768

BUILDING PRODUCTS–0.6%
Asahi Glass Co., Ltd.(b)	719,000	4,660,410

ELECTRICAL EQUIPMENT–1.5%
Sumitomo Electric Industries Ltd.	1,032,300	12,288,542

INDUSTRIAL CONGLOMERATES–0.7%
Siemens AG	54,880	5,557,341

MACHINERY–0.4%
IHI Corp.	939,000	3,552,722

ROAD & RAIL–0.5%
Tokyu Corp.	630,000	4,125,085

TRADING COMPANIES & DISTRIBUTORS–0.7%
Mitsubishi Corp.	358,000	6,115,960

		76,262,668

CONSUMER STAPLES–9.0%
BEVERAGES–1.2%
Anheuser-Busch InBev NV	41,640	3,748,979
Asahi Group Holdings Ltd.	248,800	6,163,208

		9,912,187

FOOD & STAPLES RETAILING–2.9%
Koninklijke Ahold NV	613,450	9,123,808
Tesco PLC	1,091,400	5,496,087
Wesfarmers Ltd.	71,050	2,571,021
WM Morrison Supermarkets PLC	1,614,140	6,425,001

		23,615,917

FOOD PRODUCTS–1.0%
Danone SA	54,970	4,137,502
Nestle SA	57,850	3,796,138

		7,933,640

HOUSEHOLD PRODUCTS–0.4%
Reckitt Benckiser Group PLC	47,700	3,374,131

TOBACCO–3.5%
British American Tobacco PLC	183,880	$9,431,118
Imperial Tobacco Group PLC	278,300	9,649,940
Japan Tobacco, Inc.	287,200	10,137,448

		29,218,506

		74,054,381

HEALTH CARE–9.0%
BIOTECHNOLOGY–1.4%
Actelion Ltd.(a)	194,190	11,697,554

PHARMACEUTICALS–7.6%
GlaxoSmithKline PLC	949,400	23,731,410
Novartis AG	206,770	14,645,633
Roche Holding AG	89,200	22,139,183
Teva Pharmaceutical Industries Ltd.	45,750	1,790,554

		62,306,780

		74,004,334

MATERIALS–8.7%
CHEMICALS–3.4%
Arkema SA	59,816	5,483,054
BASF SE	32,590	2,906,815
Denki Kagaku Kogyo KK	628,000	2,273,285
Incitec Pivot Ltd.	1,883,880	4,904,962
Koninklijke DSM NV	106,225	6,925,163
Nippon Shokubai Co., Ltd.	63,000	644,416
Teijin Ltd.	1,281,000	2,806,005
Ube Industries Ltd./Japan	948,000	1,753,865

		27,697,565

CONSTRUCTION MATERIALS–0.5%
Taiheiyo Cement Corp.	1,293,000	4,126,218

METALS & MINING–4.8%
Anglo American PLC	225,460	4,344,751
Dowa Holdings Co., Ltd.	401,000	3,583,290
Glencore Xstrata PLC	719,682	2,979,108
KGHM Polska Miedz SA	99,410	3,615,527
MMC Norilsk Nickel OJSC (ADR)	542,100	7,811,661
Rio Tinto PLC	249,380	10,142,021
Vale SA (Sponsored ADR) (Local Preference Shares)	553,920	6,735,667

		39,212,025

		71,035,808

INFORMATION TECHNOLOGY–6.7%
COMPUTERS & PERIPHERALS–1.8%
Fujitsu Ltd.	2,054,000	8,497,378
Toshiba Corp.	1,319,000	6,322,720

		14,820,098

5

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.9%
LG Display Co., Ltd.(a)	297,190	$7,090,903

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.6%
Samsung Electronics Co., Ltd.	9,980	11,664,861
SK Hynix, Inc.(a)	280,190	7,605,099
Sumco Corp.	503,400	5,514,172
Tokyo Electron Ltd.	102,100	5,162,122

		29,946,254

SOFTWARE–0.4%
Nintendo Co., Ltd.	28,100	3,308,464

		55,165,719

ENERGY–6.2%
ENERGY EQUIPMENT & SERVICES–1.6%
Aker Solutions ASA	439,972	6,006,499
Seadrill Ltd.	172,410	6,944,047

		12,950,546

OIL, GAS & CONSUMABLE FUELS–4.6%
ENI SpA	583,620	11,978,197
Gazprom OAO (Sponsored ADR)	755,070	4,960,810
JX Holdings, Inc.	1,051,700	5,078,039
Petroleo Brasileiro SA (Sponsored ADR)	333,140	4,883,832
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	348,249	11,127,882

		38,028,760

		50,979,306

TELECOMMUNICATION SERVICES–5.8%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.5%
Nippon Telegraph & Telephone Corp.	292,400	15,240,147
TDC A/S	780,216	6,323,316
Vivendi SA	349,606	6,625,597

		28,189,060

WIRELESS TELECOMMUNICATION SERVICES–2.3%
NTT DoCoMo, Inc.	2,910	4,527,100
Vodafone Group PLC	5,047,085	14,463,302

		18,990,402

		47,179,462

UTILITIES–3.2%
ELECTRIC UTILITIES–1.5%
EDP–Energias de Portugal SA	1,873,880	$6,044,689
Electricite de France SA	272,380	6,321,009

		12,365,698

MULTI-UTILITIES–1.7%
Centrica PLC	1,142,480	6,249,034
National Grid PLC	653,110	7,403,405

		13,652,439

		26,018,137

Total Common Stocks (cost $747,980,261)		809,765,972

RIGHTS–0.0%
FINANCIALS–0.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT–0.0%
New Hotel, expiring 6/11/13(a) (cost $0)	26,225	–0	–

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.9%
TIME DEPOSIT–0.9%
State Street Time Deposit 0.01%, 7/01/13 (cost $7,319,168)	$7,319	7,319,168

Total Investments Before Security Lending Collateral for Securities Loaned–99.7% (cost $755,299,429)		817,085,140

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.0%
INVESTMENT COMPANIES–3.0%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $24,239,191)	24,239,191	24,239,191

TOTAL INVESTMENTS–102.7% (cost $779,538,620)		841,324,331
Other assets less liabilities–(2.7)%		(22,114,323)

NET ASSETS–100.0%		$819,210,008

6

AllianceBernstein Variable Products Series Fund

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro Stoxx 50 Index Futures	93	September 2013	$3,252,182	$3,144,967		$(107,215)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	GBP	3,669	USD	5,457	7/17/13	$(122,430)
Barclays Bank PLC Wholesale	HKD	112,048	USD	14,443	7/17/13	(4,264)
Barclays Bank PLC Wholesale	JPY	567,665	USD	5,798	7/17/13	73,804
Barclays Bank PLC Wholesale	KRW	48,369,483	USD	43,730	7/17/13	1,415,987
Barclays Bank PLC Wholesale	USD	11,758	HKD	91,226	7/17/13	4,587
Barclays Bank PLC Wholesale	USD	16,279	JPY	1,677,094	7/17/13	631,693
Barclays Bank PLC Wholesale	USD	4,002	KRW	4,629,998	7/17/13	48,609
BNP Paribas SA	CHF	4,287	USD	4,407	7/17/13	(132,171)
BNP Paribas SA	GBP	43,583	USD	65,021	7/17/13	(1,260,255)
BNP Paribas SA	JPY	4,634,666	USD	46,737	7/17/13	4,234
BNP Paribas SA	KRW	8,526,140	USD	7,615	7/17/13	155,972
BNP Paribas SA	USD	54,786	SEK	350,344	7/17/13	(2,561,454)
Citibank, NA	NZD	6,336	USD	5,254	7/17/13	348,850
Citibank, NA	USD	30,082	JPY	2,845,940	7/17/13	(1,385,704)
Citibank, NA	AUD	11,869	USD	11,178	10/11/13	401,387
Citibank, NA	USD	30,911	EUR	23,596	10/11/13	(183,317)
Credit Suisse International	AUD	75,821	USD	73,998	7/17/13	4,732,269
Credit Suisse International	CHF	17,370	USD	18,601	7/17/13	208,950
Credit Suisse International	NOK	223,645	USD	38,224	7/17/13	1,425,210
Credit Suisse International	USD	3,848	AUD	4,172	7/17/13	(36,746)
Credit Suisse International	USD	4,787	GBP	3,156	7/17/13	12,734
Credit Suisse International	USD	38,707	NOK	223,645	7/17/13	(1,907,464)
Deutsche Bank AG London	USD	32,744	EUR	25,289	7/17/13	175,173
Goldman Sachs Capital Markets LP	USD	16,143	CHF	15,022	7/17/13	(236,888)
Goldman Sachs Capital Markets LP	USD	7,414	JPY	742,542	7/17/13	73,670
Goldman Sachs Capital Markets LP	USD	16,323	NZD	19,140	7/17/13	(1,506,190)
Goldman Sachs Capital Markets LP	JPY	508,864	USD	5,216	10/11/13	82,875
Goldman Sachs Capital Markets LP	USD	17,696	GBP	11,502	10/11/13	(213,796)
HSBC BankUSA	HKD	37,900	USD	4,889	7/17/13	1,787
JPMorgan Chase Bank, NA	USD	27,842	GBP	18,436	7/17/13	195,821
Morgan Stanley & Co., Inc.	EUR	2,816	USD	3,721	7/17/13	55,543
Morgan Stanley & Co., Inc.	USD	66,398	JPY	6,334,184	7/17/13	(2,529,057)
Royal Bank of Scotland PLC	JPY	8,864,957	USD	92,383	7/17/13	2,995,279
Royal Bank of Scotland PLC	NZD	7,372	USD	5,703	7/17/13	(3,625)
Royal Bank of Scotland PLC	USD	16,321	AUD	15,832	7/17/13	(1,857,611)
Royal Bank of Scotland PLC	USD	7,065	CHF	6,635	7/17/13	(39,377)
Royal Bank of Scotland PLC	USD	43,909	GBP	28,884	7/17/13	17,178
Societe Generale	USD	17,764	EUR	13,569	7/17/13	(101,132)

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Societe Generale	USD	2,683	HKD	20,822	7/17/13	$2,140
Standard Chartered Bank	USD	4,888	HKD	37,900	7/17/13	(1,667)
Standard Chartered Bank	USD	8,561	KRW	9,611,869	7/17/13	(152,133)
Standard Chartered Bank	BRL	36,899	USD	16,269	8/02/13	(152,115)
State Street Bank & Trust Co.	EUR	6,920	USD	8,865	7/17/13	(143,015)
State Street Bank & Trust Co.	NZD	2,738	USD	2,204	7/17/13	84,695
State Street Bank & Trust Co.	SEK	80,512	USD	12,002	7/17/13	(24)
UBS AG	USD	20,987	AUD	20,331	7/17/13	(2,413,832)
Westpac Banking Corp.	AUD	4,557	USD	4,419	7/17/13	255,592
Westpac Banking Corp.	NZD	9,030	USD	7,343	7/17/13	352,922
Westpac Banking Corp.	USD	5,178	NZD	6,336	7/17/13	(273,628)

						$(3,460,934)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

OJSC—Open Joint Stock Company

REG—Registered Shares

See notes to financial statements.

8

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $755,299,429)	$817,085,140	(a)
Affiliated issuers (cost $24,239,191—investment of cash collateral for securities loaned)	24,239,191
Cash	237,624	(b)
Foreign currencies, at value (cost $5,000,662)	4,916,138
Unrealized appreciation of forward currency exchange contracts	13,759,480
Dividends and interest receivable	6,110,985
Receivable for investment securities sold and foreign currency transactions	1,620,462
Receivable for capital stock sold	67,515

Total assets	868,036,535

LIABILITIES
Payable for collateral received on securities loaned	24,239,191
Unrealized depreciation of forward currency exchange contracts	17,220,414
Payable for investment securities purchased and foreign currency transactions	5,354,804
Payable for capital stock redeemed	1,022,501
Advisory fee payable	486,150
Distribution fee payable	153,031
Payable for variation margin on futures	25,270
Administrative fee payable	7,290
Transfer Agent fee payable	156
Accrued expenses	317,720

Total liabilities	48,826,527

NET ASSETS	$819,210,008

COMPOSITION OF NET ASSETS
Capital stock, at par	$63,074
Additional paid-in capital	1,859,372,130
Distributions in excess of net investment income	(5,359,279)
Accumulated net realized loss on investment and foreign currency transactions	(1,092,874,220)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	58,008,303

	$819,210,008

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$45,691,801	3,484,042	$13.11
B	$773,518,207	59,589,512	$12.98

(a)	Includes securities on loan with a value of $22,598,606 (see Note E).

(b)	An amount of $237,623 has been segregated to collateralize margin requirements for open futures contracts outstanding at June 30, 2013.

See notes to financial statements.

9

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,717,382)	$20,164,051
Affiliated issuers	15,409
Interest	353
Securities lending income	604,299

20,784,112

EXPENSES
Advisory fee (see Note B)	3,878,781
Distribution fee—Class B	1,232,588
Transfer agency—Class A	169
Transfer agency—Class B	3,432
Printing	139,718
Custodian	137,078
Legal	28,553
Audit	28,118
Administrative	21,495
Directors’ fees	2,265
Miscellaneous	28,942

Total expenses	5,501,139

Net investment income	15,282,973

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	38,476,816 (a)
Futures	427,249
Foreign currency transactions	29,371,019
Net change in unrealized appreciation/depreciation of:
Investments	(11,955,719)
Futures	(110,005)
Foreign currency denominated assets and liabilities	(20,160,624)

Net gain on investment and foreign currency transactions	36,048,736

NET INCREASE IN NET ASSETS FROM OPERATIONS	$51,331,709

(a)	On May 17, 2013, the Portfolio had a redemption-in-kind with total proceeds in the amount of $210,077,559. The gain on investments of $13,721,399 will not be realized for tax purposes.

See notes to financial statements.

10

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$15,282,973	$30,051,082
Net realized gain (loss) on investment and foreign currency transactions	68,275,084	(109,842,214)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(32,226,348)	230,054,769

Net increase in net assets from operations	51,331,709	150,263,637
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,015,228)	(757,381)
Class B	(21,432,382)	(14,270,445)
CAPITAL STOCK TRANSACTIONS
Net decrease	(316,001,953)	(124,195,156)

Total increase (decrease)	(287,117,854)	11,040,655
NET ASSETS
Beginning of period	1,106,327,862	1,095,287,207

End of period (including distributions in excess of net investment income of ($5,359,279) and undistributed net investment income of $1,805,358, respectively)	$819,210,008	$1,106,327,862

See notes to financial statements.

11

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$12,149,371		$197,499,917		$–0	–	$209,649,288
Consumer Discretionary	4,979,572		120,437,297		–0	–	125,416,869
Industrials	–0	–	76,262,668		–0	–	76,262,668
Consumer Staples	–0	–	74,054,381		–0	–	74,054,381
Health Care	–0	–	74,004,334		–0	–	74,004,334
Materials	14,547,328		56,488,480		–0	–	71,035,808
Information Technology	–0	–	55,165,719		–0	–	55,165,719
Energy	9,844,642		41,134,664		–0	–	50,979,306
Telecommunication Services	6,323,316		40,856,146		–0	–	47,179,462
Utilities	–0	–	26,018,137		–0	–	26,018,137
Rights	–0	–	–0	–	–0	–^	–0	–
Short-Term Investments	–0	–	7,319,168		–0	–	7,319,168
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	24,239,191		–0	–	–0	–	24,239,191

Total Investments in Securities	72,083,420		769,240,911	+	–0	–	841,324,331
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts	–0	–	13,759,480		–0	–	13,759,480
Liabilities:
Futures	–0	–	(107,215)		–0	–	(107,215	)#
Forward Currency Exchange Contracts	–0	–	(17,220,414)		–0	–	(17,220,414)

Total++	$72,083,420		$765,672,762		$–0	–	$837,756,182

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Rights^			Total
Balance as of 12/31/12		$–0	–		$–0	–
Accrued discounts/(premiums)		–0	–		–0	–
Realized gain (loss)		–0	–		–0	–
Change in unrealized appreciation/depreciation		–0	–		–0	–
Purchases		–0	–		–0	–
Sales		–0	–		–0	–
Transfers in to Level 3		–0	–		–0	–
Transfers out of Level 3		–0	–		–0	–

Balance as of 6/30/13		$–0	–		$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/13*	$	– 0	–	$	– 0	–

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

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AllianceBernstein Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2013, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2013, the reimbursement for such services amounted to $21,495.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Brokerage commissions paid on investment transactions for the six months ended June 30, 2013 amounted to $862,333, of which $0 and $337, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$307,082,608		$409,350,992
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and written option transactions) are as follows:

Gross unrealized appreciation	$108,324,427
Gross unrealized depreciation	(46,538,716)

Net unrealized appreciation	$61,785,711

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

16

AllianceBernstein Variable Products Series Fund

At the time the Portfolio enters into a futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2013, the Portfolio held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2013, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements and certain securities lending transactions. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party.

The Portfolio’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction.

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

At June 30, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on futures	$107,215	*+
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$13,759,480	Unrealized depreciation of forward currency exchange contracts	17,220,414

Total		$13,759,480		$17,327,629

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

+	Exchange-traded investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$427,249	$(110,005)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	30,489,589	(19,938,118)

Total		$30,916,838	$(20,048,123)

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended June 30, 2013:

Futures:
Average original value of buy contracts	$8,308,516

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$400,592,046
Average principal amount of sale contracts	$409,968,181

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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AllianceBernstein Variable Products Series Fund

The following tables present the Portfolio’s dervative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2013:

Counterparty	Derivative Assets Subject to MA	Derivatives Available for Offset		Collateral Received		Net Amount of Derivatives Assets
Barclays Bank PLC Wholesale	$2,174,680	$(126,694)		$–0	–	$2,047,986
BNP Paribas SA	160,206	(160,206)		–0	–	–0	–
Citibank, NA	750,237	(750,237)		–0	–	–0	–
Credit Suisse International	6,379,162	(1,944,210)		–0	–	4,434,952
Deutsche Bank AG London	175,173	–0	–	–0	–	175,173
Goldman Sachs Capital Markets LP	156,545	(156,545)		–0	–	–0	–
HSBC Bank USA	1,787	–0	–	–0	–	1,787
JPMorgan Chase Bank NA	195,821	–0	–	–0	–	195,821
Morgan Stanley & Co., Inc.	55,543	(55,543)		–0	–	–0	–
Royal Bank of Scotland PLC	3,012,457	(1,900,613)		–0	–	1,111,844
Societe Generale	2,140	(2,140)		–0	–	–0	–
State Street Bank & Trust Co.	87,215	(87,215)		–0	–	–0	–
Westpac Banking Corp.	608,514	(273,628)		–0	–	334,886

Total	$13,759,480	$(5,457,031)		$–0	–	$8,302,449

Counterparty	Derivative Liabilites Subject to MA	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivatives Liabilities
Barclays Bank PLC Wholesale	$126,694	$(126,694)	$–0	–	$–0	–
BNP Paribas SA	3,953,880	(160,206)	–0	–	3,793,674
Citibank, NA	1,569,021	(750,237)	–0	–	818,784
Credit Suisse International	1,944,210	(1,944,210)	–0	–	–0	–
Goldman Sachs Capital Markets LP	1,956,874	(156,545)	–0	–	1,800,329
Morgan Stanley & Co., Inc.	2,529,057	(55,543)	–0	–	2,473,514
Royal Bank of Scotland PLC	1,900,613	(1,900,613)	–0	–	–0	–
Societe Generale	101,132	(2,140)	–0	–	98,992
Standard Chartered Bank	305,915	–0	–	–0	–	305,915
State Street Bank & Trust Co.	145,559	(87,215)	–0	–	58,344
UBS AG	2,413,831	–0	–	–0	–	2,413,831
Westpac Banking Corp.	273,628	(273,628)	–0	–	–0	–

Total	$17,220,414	$(5,457,031)	$–0	–	$11,763,383

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2013, the Portfolio had securities on loan with a value of $22,598,606 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $24,239,191. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $604,299 and $15,409 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$38,373	$397,179	$411,313	$24,239	$15

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Class A
Shares sold	157,569	524,576	$2,125,409	$6,413,101
Shares issued in reinvestment of dividends	72,776	60,205	1,015,227	757,381
Shares redeemed	(452,781)	(2,270,141)	(6,132,018)	(27,369,031)

Net decrease	(222,436)	(1,685,360)	$(2,991,382)	$(20,198,549)

Class B
Shares sold	1,007,127	7,681,424	$13,379,429	$89,127,074
Shares issued in reinvestment of dividends	1,550,824	1,144,382	21,432,382	14,270,445
Shares redeemed	(25,378,095)	(17,078,721)	(347,822,382)	(207,394,126)

Net decrease	(22,820,144)	(8,252,915)	$(313,010,571)	$(103,996,607)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

20

AllianceBernstein Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2013.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012		2011
Distributions paid from:
Ordinary income	$15,027,826		$49,967,098
Tax return of capital	–0	–	624,908

Total distributions paid	$15,027,826		$50,592,006

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$22,356,300
Accumulated capital and other losses	(1,154,294,202	)(a)
Unrealized appreciation/(depreciation)	62,828,607	(b)

Total accumulated earnings/(deficit)	$(1,069,109,295)

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $1,154,294,202.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $1,154,294,202 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 41,335,504	n/a	2016
917,130,062	n/a	2017
50,169,345	n/a	2018
38,211,729	$107,447,562	No expiration

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

21

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.96	$11.50	$14.90	$14.70	$11.05	$25.14

Income From Investment Operations
Net investment income (a)	.22	.36	.36	.27	.29	.54
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22	1.31	(3.19)	.39	†	3.54	(13.15)

Net increase (decrease) in net asset value from operations	.44	1.67	(2.83)	.66	3.83	(12.61)

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.21)	(.56)	(.46)	(.18)	(.23)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	–0	–	(1.25)
Tax return of capital	–0	–	–0	–	(.01)	–0	–	–0	–	–0	–

Total dividends and distributions	(.29)	(.21)	(.57)	(.46)	(.18)	(1.48)

Net asset value, end of period	$13.11	$12.96	$11.50	$14.90	$14.70	$11.05

Total Return
Total investment return based on net asset value (b)	3.25%	14.53%	(19.25)%	4.59%	34.68%	(53.18)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,692	$48,029	$62,003	$104,274	$179,342	$155,183
Ratio to average net assets of:
Expenses	.83	%(c)	.81%	.82%	.85	%(d)	.83%	.81%
Net investment income	3.25	%(c)	2.97%	2.55%	1.94	%(d)	2.40%	2.98%
Portfolio turnover rate	31%	41%	62%	52%	52%	36%

See footnote summary on page 23.

22

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.84	$11.40	$14.77	$14.54	$10.93	$24.88

Income From Investment Operations
Net investment income (a)	.20	.32	.31	.24	.28	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	1.29	(3.14)	.38	†	3.47	(13.02)

Net increase (decrease) in net asset value from operations	.43	1.61	(2.83)	.62	3.75	(12.52)

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.17)	(.53)	(.39)	(.14)	(.18)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	–0	–	(1.25)
Tax return of capital	–0	–	–0	–	(.01)	–0	–	–0	–	–0	–

Total dividends and distributions	(.29)	(.17)	(.54)	(.39)	(.14)	(1.43)

Net asset value, end of period	$12.98	$12.84	$11.40	$14.77	$14.54	$10.93

Total Return
Total investment return based on net asset value (b)	3.18%	14.19%	(19.44)%	4.30%	34.36%	(53.28)%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$774	$1,058	$1,033	$1,326	$1,708	$1,659
Ratio to average net assets of:
Expenses	1.08	%(c)	1.06%	1.07%	1.10	%(d)	1.08%	1.06%
Net investment income	2.94	%(c)	2.70%	2.23%	1.73	%(d)	2.38%	2.77%
Portfolio turnover rate	31%	41%	62%	52%	52%	36%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

23

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Portfolio (the “Portfolio”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The

24

AllianceBernstein Variable Products Series Fund

directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013 and (in the case of comparisons with the Index) the period since inception (May 2001 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods, and 2nd out of 2 of the Performance Group and in the 5th quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the period since inception and lagged the Index in all other periods. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper VA International Value Funds Average and lagged the Index.

The directors noted that they had discussed with the Adviser their concerns about the investment performance of the Portfolio over time as compared to both its benchmark and its peers and that the Adviser had reviewed with them various steps that it had taken, including the restructuring of the Adviser’s research and portfolio management teams and related modifications to its investment process, and other changes intended to improve investment performance. They further noted the Adviser’s longstanding view that its high conviction style of value investing was out of favor but would over time result in outperformance by the Portfolio. The directors noted that the Portfolio’s relative investment performance had improved in the first quarter of 2013, but they continued to be concerned about the Portfolio’s performance over time and the lack of sustained improvement in it. After further discussion with the Adviser and consideration of the Adviser’s response to their concerns, the directors concluded that they continued to have confidence in the Adviser’s ability to advise the Portfolio but informed the Adviser that, in light of the Portfolio’s persistent weak relative performance, they would continue to monitor closely the Portfolio and the impact of the steps taken by the Adviser with a view to improving investment performance. They also informed the Adviser that they would undertake a further close review in six months, and that they would consider taking additional action if they were not satisfied with the Adviser’s progress in improving investment performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that, although the institutional fee schedule started at a rate different from the Portfolio’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Portfolio.

25

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors also considered that a portfolio of a fund advised by the Adviser (the “SCB Portfolio”) pursuing a somewhat similar investment style has higher fee rates at each breakpoint of its fee schedule, and that the Adviser is waiving, effective November 1, 2011 through October 31, 2013, 5 basis points of the advisory fee payable by the SCB Portfolio under its contract.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was about the same as the Expense Group median. The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

26

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/13 ($MIL)	Portfolio
International	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$1,063.0	International Value Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

27

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $44,851 (0.004% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update or May 1st of each year. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20%	0.81%	December 31
	Class B 1.45%	1.06%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

28

AllianceBernstein Variable Products Series Fund

addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	$1,063.0	International Value Schedule 0.80% on first $25m 0.60% on the next $25m 0.50% on the next $50m 0.40% on the balance Minimum account size $25m	0.419%	0.750%

The Adviser also manages AllianceBernstein International Value Fund, Inc. (“International Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of International Value Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Value Portfolio	International Value Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of SCB International Portfolio been applicable to the Portfolio based on March 31, 2013 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
International Value Portfolio[7]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2013.	0.875%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2013 net assets.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The investment guidelines of the Portfolio are more restrictive than the SCB Fund portfolio. The Portfolio invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

29

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	Client # 1[8]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.597%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolios and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10,11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.12

8	The client is an affiliate of the Adviser.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The Portfolio’s EG includes the Portfolio, five other VIP International Value funds (“IFVE”), three VIP International Growth funds (“IFGE”) and two VIP International Core funds (“IFCE”).

30

AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[13]	Lipper EG Median (%)	Lipper EG Rank
International Value Portfolio	0.750	0.750	5/11

Because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.14 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.15

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Value Portfolio	0.811	0.833	4/11	0.978	13/78

Based on this analysis, the Portfolio has a more favorable ranking on an expense ratio basis than on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $2,642,116 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $6,262,053 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE, IFGE and IFCE funds, excluding outliers.

16	Most recently completed fiscal year end Class A total expense ratio.

31

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared

17	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

32

AllianceBernstein Variable Products Series Fund

the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2013.23

	Portfolio (%)		PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Value Portfolio
1 year		3.10	7.01	7.67	6/6	14/14
3 year		1.86	6.20	6.07	5/5	12/13
5 year	–	6.96	–0.26	–1.22	5/5	12/12
10 year		6.93	8.32	8.04	2/2	8/8

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Value Portfolio	3.10	1.86	–6.96	6.93	4.99	21.79	0.34	10
MSCI EAFE Index (Net)	9.84	6.85	–1.26	9.39	4.27	18.30	0.49	10
Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

21	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

22	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

23	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Large Cap Growth Portfolio

June 30, 2013

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,106.50	$4.49	0.86%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.53	$4.31	0.86%

Class B
Actual	$1,000	$1,105.00	$5.79	1.11%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.29	$5.56	1.11%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

LARGE CAP GROWTH PORTFOLIO TEN LARGEST HOLDINGS*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Biogen Idec, Inc.	$16,366,821	4.5%
Google, Inc.—Class A	14,649,357	4.0
Cognizant Technology Solutions Corp.—Class A	13,757,921	3.8
IntercontinentalExchange, Inc.	13,378,395	3.7
Apple, Inc.	13,373,641	3.7
Boeing Co. (The)	12,966,855	3.6
Precision Castparts Corp.	12,812,055	3.5
priceline.com, Inc.	11,174,526	3.1
Walt Disney Co. (The)	10,247,350	2.8
Amazon.com, Inc.	10,230,100	2.8

	$128,957,021	35.5%

SECTOR BREAKDOWN**

June 30, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology	$77,381,183	21.3%
Consumer Discretionary	77,354,455	21.3
Health Care	66,429,925	18.2
Producer Durables	40,296,356	11.1
Financial Services	29,979,403	8.2
Materials & Processing	20,135,407	5.5
Energy	19,725,766	5.4
Consumer Staples	13,491,907	3.7
Short-Term Investments	19,159,161	5.3

Total Investments	$363,953,563	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector breakdown is classified in the above chart and throughout this report according to the Russell sector classification scheme. The Russell Sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on Russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares		U.S. $ Value

COMMON STOCKS–94.8%
TECHNOLOGY–21.3%
COMMUNICATIONS TECHNOLOGY–0.9%
QUALCOMM, Inc.		52,360	$3,198,149

COMPUTER SERVICES, SOFTWARE & SYSTEMS–15.2%
ANSYS, Inc.(a)		76,302	5,577,676
Citrix Systems, Inc.(a)		124,540	7,513,498
Cognizant Technology Solutions Corp.–Class A(a)		219,740	13,757,921
Facebook, Inc.(a)		246,610	6,130,725
Google, Inc.–Class A(a)		16,640	14,649,357
LinkedIn Corp.(a)		26,660	4,753,478
Red Hat, Inc.(a)		39,940	1,909,931
SolarWinds, Inc.(a)		27,163	1,054,196

			55,346,782

COMPUTER TECHNOLOGY–3.7%
Apple, Inc.		33,765	13,373,641

ELECTRONIC COMPONENTS–0.7%
Amphenol Corp.–Class A		33,760	2,631,255

SEMICONDUCTORS & COMPONENT–0.8%
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)		154,550	2,831,356

			77,381,183

CONSUMER DISCRETIONARY–21.3%
CABLE TELEVISION SERVICES–2.0%
Comcast Corp.–Class A		172,100	7,207,548

CONSUMER SERVICES: MISC.–2.2%
eBay, Inc.(a)		153,740	7,951,433

COSMETICS–0.8%
Estee Lauder Cos., Inc. (The)–Class A		42,440	2,791,279

DIVERSIFIED MEDIA–1.2%
Liberty Media Corp.(a)		33,890	4,295,896

DIVERSIFIED RETAIL–4.5%
Amazon.com, Inc.(a)		36,840	10,230,100
Costco Wholesale Corp.		55,760	6,165,383

			16,395,483

ENTERTAINMENT–2.8%
Walt Disney Co. (The)		162,270	10,247,350

LEISURE TIME–3.1%
priceline.com, Inc.(a)		13,510	11,174,526

RECREATIONAL VEHICLES & BOATS–0.9%
Harley-Davidson, Inc.		59,750	3,275,495

RESTAURANTS–2.3%
Chipotle Mexican Grill, Inc.–Class A(a)		6,570	$2,393,779
Starbucks Corp.		88,795	5,815,185

			8,208,964

SPECIALTY RETAIL–0.7%
O’Reilly Automotive, Inc.(a)	24,130$		2,717,521

TEXTILES, APPAREL & SHOES–0.8%
VF Corp.		16,000	3,088,960

			77,354,455

HEALTH CARE–18.3%
BIOTECHNOLOGY–7.6%
Biogen Idec, Inc.(a)		76,054	16,366,821
Celgene Corp.(a)		68,740	8,036,393
Quintiles Transnational Holdings, Inc.(a)		74,800	3,183,488

			27,586,702

HEALTH CARE MANAGEMENT SERVICES–2.5%
UnitedHealth Group, Inc.		139,711	9,148,277

HEALTH CARE SERVICES–0.8%
McKesson Corp.		23,750	2,719,375

MEDICAL EQUIPMENT–3.5%
Illumina, Inc.(a)		41,475	3,103,989
Intuitive Surgical, Inc.(a)		19,150	9,701,007

			12,804,996

PHARMACEUTICALS–3.9%
Allergan, Inc./United States		98,806	8,323,417
Gilead Sciences, Inc.(a)		114,180	5,847,158

			14,170,575

			66,429,925

PRODUCER DURABLES–11.1%
AEROSPACE–3.6%
Boeing Co. (The)		126,580	12,966,855

DIVERSIFIED MANUFACTURING OPERATIONS–2.3%
Danaher Corp.		130,642	8,269,639

ENVIRONMENTAL MAINTENANCE & SECURITY–0.8%
Stericycle, Inc.(a)		26,943	2,975,315

PRODUCER DURABLES: MISC.–1.4%
WW Grainger, Inc.		19,740	4,978,033

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER–1.3%
Flowserve Corp.		38,283	2,067,665
Roper Industries, Inc.		22,300	2,770,106

			4,837,771

3

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SCIENTIFIC INSTRUMENTS: ELECTRICAL–1.3%
AMETEK, Inc.	58,116	$2,458,307
Sensata Technologies Holding NV(a)	70,550	2,462,195

		4,920,502

SCIENTIFIC INSTRUMENTS: GAUGES & METERS–0.4%
Mettler-Toledo International, Inc.(a)	6,701	1,348,241

		40,296,356

FINANCIAL SERVICES–8.2%
ASSET MANAGEMENT & CUSTODIAN–2.4%
Affiliated Managers Group, Inc.(a)	35,450	5,811,673
BlackRock, Inc.–Class A	11,970	3,074,494

		8,886,167

FINANCIAL DATA & SYSTEMS–1.7%
Visa, Inc.–Class A	34,550	6,314,013

INSURANCE: MULTI-LINE–0.4%
Brown & Brown, Inc.	43,450	1,400,828

SECURITIES BROKERAGE & SERVICES–3.7%
IntercontinentalExchange, Inc.(a)	75,261	13,378,395

		29,979,403

MATERIALS & PROCESSING–5.5%
FERTILIZERS–2.0%
Monsanto Co.	74,123	7,323,352

METAL FABRICATING–3.5%
Precision Castparts Corp.	56,688	12,812,055

		20,135,407

ENERGY–5.4%
OIL WELL EQUIPMENT & SERVICES–3.4%
National Oilwell Varco, Inc.	30,310	$2,088,359
Oceaneering International, Inc.	44,986	3,247,990
Schlumberger Ltd.	99,835	7,154,176

		12,490,525

OIL: CRUDE PRODUCERS–2.0%
EOG Resources, Inc.	20,688	2,724,196
Noble Energy, Inc.	75,134	4,511,045

		7,235,241

		19,725,766

CONSUMER STAPLES–3.7%
FOODS–1.6%
Hershey Co. (The)	67,040	5,985,331

TOBACCO–2.1%
Philip Morris International, Inc.	86,661	7,506,576

		13,491,907

Total Common Stocks (cost $282,800,688)		344,794,402

	Principal Amount (000)
SHORT-TERM INVESTMENTS–5.3%
TIME DEPOSIT–5.3%
State Street Time Deposit 0.01%, 7/01/13 (cost $19,159,161)	$19,159	19,159,161

TOTAL INVESTMENTS–100.1% (cost $301,959,849)		363,953,563
Other assets less liabilities–(0.1)%		(416,038)

NET ASSETS–100.0%		$363,537,525

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $301,959,849)	$363,953,563
Cash	5,669
Dividends and interest receivable	223,602
Receivable for capital stock sold	2,463

Total assets	364,185,297

LIABILITIES
Payable for capital stock redeemed	259,154
Advisory fee payable	210,126
Printing fee payable	90,228
Distribution fee payable	38,077
Administrative fee payable	7,237
Transfer Agent fee payable	164
Accrued expenses	42,786

Total liabilities	647,772

NET ASSETS	$363,537,525

COMPOSITION OF NET ASSETS
Capital stock, at par	$10,697
Additional paid-in capital	363,559,407
Accumulated net investment loss	(687,264)
Accumulated net realized loss on investment transactions	(61,339,029)
Net unrealized appreciation on investments	61,993,714

$363,537,525

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$165,831,553	4,808,072	$34.49
B	$197,705,972	5,889,330	$33.57

See notes to financial statements.

5

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$1,195,218
Affiliated issuers	605
Interest	1,159
Securities lending income	14,148

1,211,130

EXPENSES
Advisory fee (see Note B)	1,368,011
Distribution fee—Class B	247,918
Transfer agency—Class A	2,888
Transfer agency—Class B	3,440
Printing	67,081
Custodian	55,488
Administrative	21,503
Legal	17,741
Audit	16,505
Directors’ fees	2,265
Miscellaneous	5,177

Total expenses	1,808,017

Net investment loss	(596,887)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	9,024,869
Net change in unrealized appreciation/depreciation of investments	28,256,030

Net gain on investment transactions	37,280,899

NET INCREASE IN NET ASSETS FROM OPERATIONS	$36,684,012

See notes to financial statements.

6

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(596,887)		$164,364
Net realized gain on investment transactions	9,024,869		13,850,502
Net change in unrealized appreciation/depreciation of investments	28,256,030		42,216,262

Net increase in net assets from operations	36,684,012		56,231,128
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(490,716)
Class B	–0	–	(59,787)
CAPITAL STOCK TRANSACTIONS
Net decrease	(24,268,257)		(65,941,709)

Total increase (decrease)	12,415,755		(10,261,084)
NET ASSETS
Beginning of period	351,121,770		361,382,854

End of period (including accumulated net investment loss of ($687,264) and distributions in excess of net investment income of ($90,377), respectively)	$363,537,525		$351,121,770

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

8

AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A. 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$344,794,402		$–0	–	$–0	–	$344,794,402
Short-Term Investments	–0	–	19,159,161		–0	–	19,159,161

Total Investments in Securities	344,794,402		19,159,161		–0	–	363,953,563
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$344,794,402		$19,159,161		$–0	–	$363,953,563

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

9

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

10

AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2013, the reimbursement for such services amounted to $21,503.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2013 amounted to $122,820, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$109,126,499		$143,368,592
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$65,071,674
Gross unrealized depreciation	(3,077,960)

Net unrealized appreciation	$61,993,714

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2013.

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of June 30, 2013, the Portfolio had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $14,148 and $605 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)		Dividend Income (000)
$1,880	$8,715	$10,595	$–0	–	$1

12

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
Class A
Shares sold	50,921		84,976	$1,703,827		$2,557,847
Shares issued in reinvestment of dividends	–0	–	16,100	–0	–	490,716
Shares redeemed	(383,395)		(1,164,566)	(12,957,056)		(35,040,903)

Net decrease	(332,474)		(1,063,490)	$(11,253,229)		$(31,992,340)

Class B
Shares sold	126,835		366,059	$4,149,688		$10,679,970
Shares issued in reinvestment of dividends	–0	–	2,011	–0	–	59,787
Shares redeemed	(522,092)		(1,523,390)	(17,164,716)		(44,689,126)

Net decrease	(395,257)		(1,155,320)	$(13,015,028)		$(33,949,369)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2013.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$550,503	$805,573

Total taxable distributions paid	$550,503	$805,573

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$156,987
Accumulated capital and other losses	(68,885,297	)(a)
Unrealized appreciation/(depreciation)	32,011,719	(b)

Total accumulated earnings/(deficit)	$(36,716,591)

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $68,885,297. During the fiscal year, the Portfolio utilized $12,141,794 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received from underlying securities, and the tax treatment of partnerships.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $68,885,297 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$39,935,614	n/a	2016
28,949,683	n/a	2017

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31,
			2012	2011	2010		2009	2008
Net asset value, beginning of period	$31.17		$26.86	$27.79	$25.36		$18.47	$30.61

Income From Investment Operations
Net investment income (loss) (a)	(.03)		.05	.09	.07		.10	.04
Net realized and unrealized gain (loss) on investment transactions	3.35		4.35	(.93)	2.48		6.82	(12.18)

Net increase (decrease) in net asset value from operations	3.32		4.40	(.84)	2.55		6.92	(12.14)

Less: Dividends
Dividends from net investment income	–0	–	(.09)	(.09)	(.12)		(.03)	–0	–

Net asset value, end of period	$34.49		$31.17	$26.86	$27.79		$25.36	$18.47

Total Return
Total investment return based on net asset value (b)	10.65%		16.39%*	(3.04)%*	10.10	%*	37.52%*	(39.66	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$165,832		$160,226	$166,654	$200,977		$211,940	$181,452
Ratio to average net assets of:
Expenses	.86	%(c)	.86%	.84%	.85	%(d)	.88%	.84%
Net investment income (loss)	(.19	)%(c)	.18%	.33%	.29	%(d)	.47%	.17%
Portfolio turnover rate	32%		94%	89%	105%		97%	89%

See footnote summary on page 16.

15

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$30.38	$26.17	$27.08	$24.72	$18.03	$29.96

Income From Investment Operations
Net investment income (loss) (a)	(.07)	(.02)	.02	.01	.04	(.02)
Net realized and unrealized gain (loss) on investment transactions	3.26	4.24	(.91)	2.42	6.65	(11.91)

Net increase (decrease) in net asset value from operations	3.19	4.22	(.89)	2.43	6.69	(11.93)

Less: Dividends
Dividends from net investment income	–0	–	(.01)	(.02)	(.07)	–0	–	–0	–

Net asset value, end of period	$33.57	$30.38	$26.17	$27.08	$24.72	$18.03

Total Return
Total investment return based on net asset value (b)	10.50%	16.12	%*	(3.27	)%*	9.83	%*	37.10	%*	(39.82	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$197,706	$190,896	$194,729	$223,520	$233,460	$192,976
Ratio to average net assets of:
Expenses	1.11	%(c)	1.11%	1.09%	1.10	%(d)	1.13%	1.09%
Net investment income (loss)	(.44	)%(c)	(.07)%	.08%	.04	%(d)	.22%	(.08)%
Portfolio turnover rate	32%	94%	89%	105%	97%	89%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.95%, 0.46%, 0.58%, 1.96% and 2.10%, respectively.

See notes to financial statements.

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LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

17

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013 and (in the case of comparisons with the Index) the period since inception (June 1992 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 1-year period and in the period since inception, and lagged it in all other periods. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper VA Large Cap Growth Funds Average and lagged the Index. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that, although the institutional fee schedule started at a rate different from the Portfolio’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Portfolio. The application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and

18

AllianceBernstein Variable Products Series Fund

redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 1.2 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of the compensation received by the Adviser pursuant to the Advisory Agreement remained close to the Expense Group median. The directors concluded that the Portfolio’s total expense ratio was acceptable, although they noted that it was higher than the Expense Group and the Expense Universe medians.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/13 ($MIL)	Portfolio
Growth	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$372.2	Large Cap Growth Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

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AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $45,150 (0.012% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Large Cap Growth Portfolio	Class A 0.86% Class B 1.11%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

21

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	$372.2	Large Cap Growth Schedule 0.80% on first $25m 0.50% on the next $25m 0.40% on the next $50m 0.30% on the next $100m 0.25% on the balance Minimum account size $25m	0.337%	0.750%

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc. (“Large Cap Growth Fund, Inc.), retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Large Cap Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[7]
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2013 net assets.

Portfolio			Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
Large Cap Growth Portfolio	Client	#1	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.277	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

5	Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	It should be noted that Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

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AllianceBernstein Variable Products Series Fund

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
Large Cap Growth Portfolio	0.750	0.750	7/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Large Cap Growth Portfolio	0.862	0.800	12/13	0.796	54/72

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

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LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI, an affiliate of the Adviser, received $498,774 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $1,328,082 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

14	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

24

AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2013.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Large Cap Growth Portfolio
1 year	9.81	9.15	8.23	5/13	18/66
3 year	10.74	11.53	11.95	9/13	44/62
5 year	4.77	5.07	4.90	8/12	32/59
10 year	7.27	7.84	7.95	10/11	44/52

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	9.81	10.74	4.77	7.27	8.43	16.44	0.40	10
Russell 1000 Growth Index	9.60	13.80	6.38	8.42	7.77	15.00	0.50	10
Inception Date: June 26, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio

June 30, 2013

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,062.00	$4.09	0.80%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.83	$4.01	0.80%

Class B
Actual	$1,000	$1,061.10	$5.37	1.05%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.59	$5.26	1.05%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$7,095,346	8.1%
American Tower Corp.	4,287,762	4.9
HCP, Inc.	2,889,984	3.3
Ventas, Inc.	2,753,394	3.1
Public Storage	2,585,144	3.0
ProLogis, Inc.	2,473,753	2.8
Weyerhaeuser Co.	2,358,402	2.7
Health Care REIT, Inc.	2,283,109	2.6
General Growth Properties, Inc.	2,136,820	2.4
Omega Healthcare Investors, Inc.	1,883,224	2.2

	$30,746,938	35.1%

INDUSTRY BREAKDOWN**

June 30, 2013 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified/Specialty	$16,947,165	19.5%
Health Care	15,188,905	17.4
Multi-Family	11,619,653	13.3
Regional Mall	11,610,664	13.3
Lodging	7,918,130	9.1
Office	7,382,166	8.5
Industrial Warehouse Distribution	5,203,688	6.0
Self Storage	4,454,467	5.1
Shopping Center/Other Retail	3,090,334	3.5
Single Family	1,803,406	2.1
Triple Net	1,442,843	1.7
Short-Term Investments	446,101	0.5

Total Investments	$87,107,522	100.0%

*	Long-term investments.

**	The Portfolio’s industry breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

2

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%

EQUITY: OTHER–38.3%
DIVERSIFIED/SPECIALTY–19.3%
American Tower Corp.	58,600	$4,287,762
Armada Hoffler Properties, Inc.	52,000	612,560
BioMed Realty Trust, Inc.	26,850	543,175
Chambers Street Properties	10,661	106,610
CyrusOne, Inc.	64,739	1,342,687
Digital Realty Trust, Inc.(a)	20,730	1,264,530
Duke Realty Corp.	27,900	434,961
Lexington Realty Trust(a)	70,760	826,477
Plum Creek Timber Co., Inc.	9,730	454,099
Rayonier, Inc.	20,230	1,120,540
Regal Entertainment Group–Class A	74,280	1,329,612
SeaWorld Entertainment, Inc.	26,124	916,952
Vornado Realty Trust	16,280	1,348,798
Weyerhaeuser Co.	82,780	2,358,402

		16,947,165

HEALTH CARE–17.3%
HCP, Inc.	63,600	2,889,984
Health Care REIT, Inc.	34,061	2,283,109
LTC Properties, Inc.	39,450	1,540,522
Medical Properties Trust, Inc.	110,405	1,581,000
Omega Healthcare Investors, Inc.	60,710	1,883,224
Sabra Health Care REIT, Inc.	22,750	594,003
Senior Housing Properties Trust	64,160	1,663,669
Ventas, Inc.	39,640	2,753,394

		15,188,905

TRIPLE NET–1.7%
EPR Properties	6,220	312,680
Realty Income Corp.	26,960	1,130,163

		1,442,843

		33,578,913

RESIDENTIAL–20.4%
MULTI-FAMILY–13.2%
Associated Estates Realty Corp.	92,650	1,489,812
AvalonBay Communities, Inc.	9,440	1,273,550
Brookfield Residential Properties, Inc.(b)	66,573	1,468,600
Equity Residential	30,250	1,756,315
Home Properties, Inc.	6,200	405,294
Mid-America Apartment Communities, Inc.	27,210	1,844,022
Post Properties, Inc.	8,820	436,502
PulteGroup, Inc.(b)	68,870	1,306,464
Sun Communities, Inc.	32,940	1,639,094

		11,619,653

SELF STORAGE–5.1%
CubeSmart	21,230	339,255
Extra Space Storage, Inc.	36,491	1,530,068
Public Storage	16,860	2,585,144

		4,454,467

SINGLE FAMILY–2.1%
Masco Corp.	68,183	$1,328,887

Ply Gem Holdings, Inc.(b)	23,655	474,519

		1,803,406

		17,877,526

RETAIL–16.8%
REGIONAL MALL–13.3%
CBL & Associates Properties, Inc.	9,322	199,677
General Growth Properties, Inc.	107,540	2,136,820
Glimcher Realty Trust	55,921	610,657
Macerich Co. (The)	7,890	481,053
Pennsylvania Real Estate Investment Trust	57,580	1,087,111
Simon Property Group, Inc.	44,930	7,095,346

		11,610,664

SHOPPING CENTER/OTHER RETAIL–3.5%
DDR Corp.	39,233	653,229
Federal Realty Investment Trust	6,190	641,779
Inland Real Estate Corp.	79,170	809,117
Kimco Realty Corp.	46,020	986,209

		3,090,334

		14,700,998

LODGING–9.0%
LODGING–9.0%
Ashford Hospitality Trust, Inc.	117,160	1,341,482
Chesapeake Lodging Trust	36,730	763,617
DiamondRock Hospitality Co.	77,710	724,257
Host Hotels & Resorts, Inc.	61,590	1,039,023
InterContinental Hotels Group PLC	23,613	648,937
Pebblebrook Hotel Trust	9,930	256,691
RLJ Lodging Trust	76,760	1,726,332
Strategic Hotels & Resorts, Inc.(b)	79,620	705,433
Sunstone Hotel Investors, Inc.(b)	58,970	712,358

		7,918,130

OFFICE–8.4%
OFFICE–8.4%
Boston Properties, Inc.	14,089	1,485,967
Brandywine Realty Trust	57,440	776,589
Corporate Office Properties Trust	10,420	265,710
Douglas Emmett, Inc.	53,040	1,323,348
Franklin Street Properties Corp.	15,790	208,428
Liberty Property Trust	19,860	734,025
Mack-Cali Realty Corp.	29,940	733,231
Parkway Properties, Inc./MD	88,046	1,475,651
SL Green Realty Corp.	4,300	379,217

		7,382,166

3

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIALS–5.9%
INDUSTRIAL WAREHOUSE DISTRIBUTION–5.9%
Granite Real Estate Investment	36,250	$1,252,438
ProLogis, Inc.	65,582	2,473,753
STAG Industrial, Inc.	74,060	1,477,497

		5,203,688

Total Common Stocks (cost $74,380,777)		86,661,421

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.5%
TIME DEPOSIT–0.5%
State Street Time Deposit 0.01%, 7/01/13 (cost $446,101)	$446	446,101

Total Investments Before Security Lending Collateral for Securities Loaned–99.3% (cost $74,826,878)		87,107,522

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–2.4%
INVESTMENT COMPANIES–2.4%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $2,124,015)	2,124,015	$2,124,015

TOTAL INVESTMENTS–101.7% (cost $76,950,893)		89,231,537
Other assets less liabilities–(1.7)%		(1,521,611)

NET ASSETS–100.0%		$87,709,926

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

4

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value Unaffiliated issuers (cost $74,826,878)	$87,107,522	(a)
Affiliated issuers (cost $2,124,015—investment of cash collateral for securities loaned)	2,124,015
Foreign currencies, at value (cost $32,416)	31,964
Receivable for investment securities sold	931,256
Dividends and interest receivable	280,385
Receivable for capital stock sold	1,194

Total assets	90,476,336

LIABILITIES
Payable for collateral received on securities loaned	2,124,015
Payable for investment securities purchased	506,400
Advisory fee payable	37,417
Payable for capital stock redeemed	31,055
Administrative fee payable	7,810
Distribution fee payable	2,704
Transfer Agent fee payable	153
Accrued expenses	56,856

Total liabilities	2,766,410

NET ASSETS	$87,709,926

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,740
Additional paid-in capital	58,625,315
Undistributed net investment income	2,497,476
Accumulated net realized gain on investment and foreign currency transactions	14,300,245
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	12,280,150

	$87,709,926

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$73,743,643	5,668,538	$13.01
B	$13,966,283	1,071,882	$13.03

(a)	Includes securities on loan with a value of $1,953,105 (see Note E).

See notes to financial statements.

5

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $4,496)	$1,505,648
Affiliated issuers	837
Interest	65
Securities lending income	3,733

1,510,283

EXPENSES
Advisory fee (see Note B)	248,989
Distribution fee—Class B	18,090
Transfer agency—Class A	2,355
Transfer agency—Class B	448
Custodian	39,188
Administrative	22,018
Audit	20,777
Legal	14,214
Printing	9,341
Directors’ fees	2,265
Miscellaneous	2,772

Total expenses	380,457

Net investment income	1,129,826

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	5,462,382
Foreign currency transactions	(12,034)
Net change in unrealized appreciation/depreciation of:
Investments	(1,379,587)
Foreign currency denominated assets and liabilities	(978)

Net gain on investment and foreign currency transactions	4,069,783

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,199,609

See notes to financial statements.

6

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,129,826		$1,163,918
Net realized gain on investment and foreign currency transactions	5,450,348		9,114,364
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,380,565)		4,992,332

Net increase in net assets from operations	5,199,609		15,270,614
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(725,260)
Class B	–0	–	(124,087)
Net realized gain on investment transactions
Class A	–0	–	(7,794,055)
Class B	–0	–	(1,707,830)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(1,105,622)		2,067,707

Total increase	4,093,987		6,987,089
NET ASSETS
Beginning of period	83,615,939		76,628,850

End of period (including undistributed net investment income of $2,497,476 and $1,367,650, respectively)	$87,709,926		$83,615,939

See notes to financial statements.

7

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

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AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A. 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Equity: Other	$33,578,913		$–0	–	$–0	–	$33,578,913
Residential	17,877,526		–0	–	–0	–	17,877,526
Retail	14,700,998		–0	–	–0	–	14,700,998
Lodging	7,269,193		648,937		–0	–	7,918,130
Office	7,382,166		–0	–	–0	–	7,382,166
Industrials	5,203,688		–0	–	–0	–	5,203,688
Short-Term Investments	–0	–	446,101		–0	–	446,101
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,124,015		–0	–	–0	–	2,124,015

Total Investments in Securities	88,136,499		1,095,038		–0	–	89,231,537
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total^	$88,136,499		$1,095,038		$–0	–	$89,231,537

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe

9

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

10

AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2013, the reimbursement for such services amounted to $22,018.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2013 amounted to $142,647, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$45,457,308		$45,096,192
U.S. government securities	–0	–	–0	–

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REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$13,028,580
Gross unrealized depreciation	(747,936)

Net unrealized appreciation	$12,280,644

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2013.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2013, the Portfolio had securities on loan with a value of $1,953,105 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $2,124,015. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $3,733 and $837 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$3,627	$42,116	$43,619	$2,124	$1

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AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
Class A
Shares sold	348,762		526,781	$4,671,983		$6,564,576
Shares issued in reinvestment of dividends and distributions	–0	–	723,201	–0	–	8,519,314
Shares redeemed	(399,267)		(981,046)	(5,334,428)		(12,236,787)

Net increase (decrease)	(50,505)		268,936	$(662,445)		$2,847,103

Class B
Shares sold	93,754		159,102	$1,248,242		$2,021,568
Shares issued in reinvestment of dividends and distributions	–0	–	154,985	–0	–	1,831,918
Shares redeemed	(126,539)		(375,770)	(1,691,419)		(4,632,882)

Net decrease	(32,785)		(61,683)	$(443,177)		$(779,396)

NOTE G: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in

13

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2013.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$1,915,205	$1,768,593
Net long-term capital gains	8,436,027	7,902,535

Total taxable distributions paid	$10,351,232	$9,671,128

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,902,516
Undistributed net capital gain	6,487,793
Unrealized appreciation/(depreciation)	13,487,953	(a)

Total accumulated earnings/(deficit)	$23,878,262

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2012, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31,
			2012	2011	2010		2009	2008
Net asset value, beginning of period	$12.25		$11.58	$12.02	$9.64		$7.86	$16.23

Income From Investment Operations
Net investment income (a)	.17		.18	.11	.23		.19	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.59		2.21	1.02	2.30		1.98	(4.38)

Net increase (decrease) in net asset value from operations	.76		2.39	1.13	2.53		2.17	(4.12)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.15)	(.18)	(.15)		(.23)	(.26)
Distributions from net realized gain on investment transactions	–0	–	(1.57)	(1.39)	–0	–	(.16)	(3.99)

Total dividends and distributions	–0	–	(1.72)	(1.57)	(.15)		(.39)	(4.25)

Net asset value, end of period	$13.01		$12.25	$11.58	$12.02		$9.64	$7.86

Total Return
Total investment return based on net asset value (b)	6.20%		21.19%	9.03%*	26.34%		29.46%	(35.68)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,744		$70,048	$63,093	$66,493		$38,317	$24,082
Ratio to average net assets of:
Expenses	.80	%(c)	.84%	.88%	.87	%(d)	1.25%	1.01%
Net investment income	2.54	%(c)	1.49%	.91%	2.15	%(d)	2.50%	2.13%
Portfolio turnover rate	51%		110%	114%	132%		94%	46%

See footnote summary on page 16.

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REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31,
			2012	2011	2010		2009	2008
Net asset value, beginning of period	$12.28		$11.61	$12.05	$9.67		$7.86	$16.20

Income From Investment Operations
Net investment income (a)	.15		.15	.08	.20		.20	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60		2.20	1.02	2.31		1.97	(4.37)

Net increase (decrease) in net asset value from operations	.75		2.35	1.10	2.51		2.17	(4.15)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.11)	(.15)	(.13)		(.20)	(.20)
Distributions from net realized gain on investment transactions	–0	–	(1.57)	(1.39)	–0	–	(.16)	(3.99)

Total dividends and distributions	–0	–	(1.68)	(1.54)	(.13)		(.36)	(4.19)

Net asset value, end of period	$13.03		$12.28	$11.61	$12.05		$9.67	$7.86

Total Return
Total investment return based on net asset value (b)	6.11%		20.83%	8.75%*	26.05%		29.22%	(35.82)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,966		$13,568	$13,536	$14,479		$12,517	$11,104
Ratio to average net assets of:
Expenses	1.05	%(c)	1.10%	1.13%	1.13	%(d)	1.53%	1.26%
Net investment income	2.28	%(c)	1.19%	.64%	1.89	%(d)	2.67%	1.83%
Portfolio turnover rate	51%		110%	114%	132%		94%	46%

(a)	Based on average shares outstanding.

(b	)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2011 by 0.06%.

See notes to financial statements.

16

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

17

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index (the “FTSE NAREIT Equity REIT Index”) and the Standard & Poor’s 500 Stock Index (the “S&P Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013 and (in the case of comparisons with the indices) the period since inception (January 1997 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-, 3-, 5- and 10-year periods. The Portfolio outperformed both indices in all periods. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper VA Real Estate Funds Average and the FTSE NAREIT Equity REIT Index but lagged the S&P Index. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that, although the institutional fee schedule started at a rate equal to the Portfolio’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Portfolio. The application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a

18

AllianceBernstein Variable Products Series Fund

broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 6 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group median and about the same as the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/13 ($MIL)	Portfolio
Value	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$92.1	Real Estate Investment Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

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AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $45,659 (0.056% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 0.84%	December 31
Class B 1.10%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	$92.1	U.S. REIT Schedule 0.55% on first $25m 0.45% on next $25m 0.40% the balance Minimum account size $25m	0.454%	0.550%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. (“Global Real Estate Investment Fund, Inc.), a retail mutual fund, which has a substantially somewhat investment style as the Portfolio. Set forth below is the fee schedule of Global Real Estate Investment Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6,7

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as the Portfolio.8

Fund	Fee[9]
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	The Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

7	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

8	The Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

9	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

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AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Real Estate Investment Portfolio	0.550	0.750	3/11

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Real Estate Investment Portfolio	0.844	0.884	6/11	0.842	9/15

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $353,666 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $117,813 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

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REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.17,18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

16	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2013.22

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Real Estate Investment Portfolio
1 year	20.23	15.56	15.56	1/11	1/15
3 year	20.58	19.41	19.41	1/11	1/15
5 year	9.15	7.53	7.53	2/11	2/15
10 year	13.68	11.54	12.17	1/8	1/10

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	20.23	20.58	9.15	13.68	10.33	24.72	0.58	10
FTSE NAREIT Equity REIT Index[26]	19.19	20.35	7.76	12.47	9.76	25.53	0.53	10
S&P 500 Stock Index	13.46	13.50	4.94	8.24	6.30	N/A	N/A	10
Inception Date: January 9, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG/PU are identical to the Portfolio’s respective EG/EU.

22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

25

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

June 30, 2013

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,166.70	$6.29	1.17%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.99	$5.86	1.17%

Class B
Actual	$1,000	$1,165.00	$7.62	1.42%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.75	$7.10	1.42%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
CoStar Group, Inc.	$1,247,591	2.0%
Dealertrack Technologies, Inc.	1,061,908	1.7
PolyOne Corp.	1,040,512	1.7
Grand Canyon Education, Inc.	986,464	1.6
Cabela’s, Inc.	985,971	1.6
Lumber Liquidators Holdings, Inc.	982,719	1.6
Chart Industries, Inc.	971,009	1.5
Kirby Corp.	930,857	1.5
Acadia Healthcare Co., Inc.	923,877	1.5
Middleby Corp.	923,589	1.5

	$10,054,497	16.2%

SECTOR BREAKDOWN**

June 30, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$15,017,196	24.3%
Health Care	12,939,813	21.0
Industrials	12,746,460	20.7
Consumer Discretionary	12,051,548	19.5
Energy	3,473,143	5.6
Financials	3,221,352	5.2
Materials	1,040,512	1.7
Consumer Staples	377,007	0.6
Short-Term Investments	850,605	1.4

Total Investments	$61,717,636	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.1%

INFORMATION TECHNOLOGY–24.2%
COMMUNICATIONS EQUIPMENT–2.8%
Aruba Networks, Inc.(a)	18,550	$284,928
Ciena Corp.(a)	44,442	863,063
Infinera Corp.(a)	53,840	574,473

		1,722,464

COMPUTERS & PERIPHERALS–1.1%
Synaptics, Inc.(a)	18,160	700,250

INTERNET SOFTWARE & SERVICES–6.7%
CoStar Group, Inc.(a)	9,666	1,247,591
Dealertrack Technologies, Inc.(a)	29,972	1,061,908
Demandware, Inc.(a)(b)	11,710	496,621
ExactTarget, Inc.(a)	9,100	306,852
Pandora Media, Inc.(a)(b)	30,540	561,936
Trulia, Inc.(a)	15,760	489,978

		4,164,886

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–7.1%
Cavium, Inc.(a)	24,130	853,478
Fairchild Semiconductor International, Inc.(a)	51,819	715,102
Power Integrations, Inc.	11,580	469,685
Semtech Corp.(a)	24,550	859,987
Teradyne, Inc.(a)	44,960	789,947
Veeco Instruments, Inc.(a)	19,632	695,365

		4,383,564

SOFTWARE–6.5%
Aspen Technology, Inc.(a)	20,275	583,717
Cadence Design Systems, Inc.(a)	61,093	884,627
Cyan, Inc.(a)	16,563	173,083
FleetMatics Group PLC(a)	20,132	668,987
Guidewire Software, Inc.(a)	18,139	762,745
PTC, Inc.(a)	30,210	741,051
Tableau Software, Inc.(a)	4,183	231,822

		4,046,032

		15,017,196

HEALTH CARE–20.9%
BIOTECHNOLOGY–6.2%
Celldex Therapeutics, Inc.(a)	17,457	272,504
Cepheid, Inc.(a)	6,192	213,129
Clovis Oncology, Inc.(a)	2,779	186,137
Cubist Pharmaceuticals, Inc.(a)	12,711	613,941
Hyperion Therapeutics, Inc.(a)	11,761	258,742
Intercept Pharmaceuticals, Inc.(a)	4,837	216,891
Isis Pharmaceuticals, Inc.(a)	12,218	328,298

Onyx Pharmaceuticals, Inc.(a)	7,950	$690,219
Pharmacyclics, Inc.(a)	2,530	201,059
Puma Biotechnology, Inc.(a)	6,346	281,572
Sarepta Therapeutics, Inc.(a)(b)	3,400	129,370
Synageva BioPharma Corp.(a)	4,745	199,290
TESARO, Inc.(a)	7,453	244,011

		3,835,163

HEALTH CARE EQUIPMENT & SUPPLIES–3.0%
Align Technology, Inc.(a)	16,460	609,679
HeartWare International, Inc.(a)	7,700	732,347
Sirona Dental Systems, Inc.(a)	7,564	498,316

		1,840,342

HEALTH CARE PROVIDERS & SERVICES–5.5%
Acadia Healthcare Co., Inc.(a)	27,937	923,877
IPC The Hospitalist Co., Inc.(a)	11,981	615,344
Mednax, Inc.(a)	6,807	623,385
Team Health Holdings, Inc.(a)	20,149	827,519
WellCare Health Plans, Inc.(a)	7,823	434,568

		3,424,693

LIFE SCIENCES TOOLS & SERVICES–2.3%
ICON PLC(a)	23,415	829,593
PAREXEL International Corp.(a)	13,590	624,325

		1,453,918

PHARMACEUTICALS–3.9%
Akorn, Inc.(a)	43,988	594,718
Jazz Pharmaceuticals PLC(a)	12,740	875,620
Optimer Pharmaceuticals, Inc.(a)(b)	8,086	117,004
Pacira Pharmaceuticals, Inc./DE(a)	21,740	630,460
Repros Therapeutics, Inc.(a)(b)	9,100	167,895

		2,385,697

		12,939,813

INDUSTRIALS–20.5%
AEROSPACE & DEFENSE–2.3%
Hexcel Corp.(a)	27,000	919,350
KEYW Holding Corp. (The)(a)(b)	38,101	504,838

		1,424,188

BUILDING PRODUCTS–0.2%
Ply Gem Holdings, Inc.(a)	5,249	105,295

COMMERCIAL SERVICES & SUPPLIES–1.1%
Interface, Inc.	41,420	702,897

CONSTRUCTION & ENGINEERING–1.4%
Dycom Industries, Inc.(a)	37,091	858,286

3

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIAL CONGLOMERATES–1.2%
Carlisle Cos., Inc.	12,140	$756,443

MACHINERY–8.7%
ACTUANT CORP.–CLASS A	20,360	671,269
Chart Industries, Inc.(a)	10,320	971,009
IDEX Corp.	13,055	702,490
Lincoln Electric Holdings, Inc.	14,150	810,370
Middleby Corp.(a)	5,430	923,589
RBC Bearings, Inc.(a)	10,428	541,735
Valmont Industries, Inc.	5,701	815,756

		5,436,218

MARINE–1.5%
Kirby Corp.(a)	11,703	930,857

PROFESSIONAL SERVICES–1.2%
TrueBlue, Inc.(a)	34,738	731,235

ROAD & RAIL–1.5%
Genesee & Wyoming, Inc.–Class A(a)	10,869	922,126

TRADING COMPANIES & DISTRIBUTORS–1.4%
United Rentals, Inc.(a)	17,610	878,915

		12,746,460

CONSUMER DISCRETIONARY – 19.4%
DISTRIBUTORS–1.2%
LKQ Corp.(a)	27,463	707,172

DIVERSIFIED CONSUMER SERVICES–2.9%
Bright Horizons Family Solutions, Inc.(a)	23,750	824,362
Grand Canyon Education, Inc.(a)	30,607	986,464

		1,810,826

HOTELS, RESTAURANTS & LEISURE–1.3%
Orient-Express Hotels Ltd.–Class A(a)	13,358	162,433
Panera Bread Co.–Class A(a)	3,540	658,228

		820,661

INTERNET & CATALOG RETAIL–2.5%
HomeAway, Inc.(a)	21,236	686,772
Shutterfly, Inc.(a)	15,500	864,745

		1,551,517

MEDIA–0.9%
National CineMedia, Inc.	34,310	579,496

SPECIALTY RETAIL–10.6%
Cabela’s, Inc.(a)	15,225	985,971
Conn’s, Inc.(a)	17,648	913,460
Dick’s Sporting Goods, Inc.	9,610	481,077
Five Below, Inc.(a)	11,759	432,261
Francesca’s Holdings Corp.(a)	25,746	$715,481
Hibbett Sports, Inc.(a)	14,225	789,488
Lumber Liquidators Holdings, Inc.(a)	12,620	982,719
Mattress Firm Holding Corp.(a)(b)	15,913	641,294
Restoration Hardware Holdings, Inc.(a)	8,535	640,125

		6,581,876

		12,051,548

ENERGY–5.6%
ENERGY EQUIPMENT & SERVICES–2.7%
Dril-Quip, Inc.(a)	6,930	625,710
Forum Energy Technologies, Inc.(a)	9,750	296,692
Oceaneering International, Inc.	4,335	312,987
Oil States International, Inc.(a)	4,461	413,267

		1,648,656

OIL, GAS & CONSUMABLE FUELS–2.9%
Emerald Oil, Inc.(a)	33,140	227,340
Laredo Petroleum Holdings, Inc.(a)	25,954	533,614
Matador Resources Co.(a)	36,976	442,973
Oasis Petroleum, Inc.(a)	15,965	620,560

		1,824,487

		3,473,143

FINANCIALS–5.2%
CAPITAL MARKETS–2.0%
Affiliated Managers Group, Inc.(a)	3,810	624,611
Stifel Financial Corp.(a)	17,886	637,994

		1,262,605

COMMERCIAL BANKS–3.2%
Iberiabank Corp.	12,029	644,875
Signature Bank/New York NY(a)	8,336	692,055
SVB Financial Group(a)	7,463	621,817

		1,958,747

		3,221,352

MATERIALS–1.7%
CHEMICALS–1.7%
PolyOne Corp.	41,990	1,040,512

CONSUMER STAPLES–0.6%
FOOD & STAPLES RETAILING–0.6%
Chefs’ Warehouse, Inc. (The)(a)	21,919	377,007

Total Common Stocks (cost $46,146,045)		60,867,031

4

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–1.4%
TIME DEPOSIT–1.4%
State Street Time Deposit 0.01%, 7/01/13 (cost $850,605)	$851	$850,605

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.5% (cost $46,996,650)		61,717,636

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.8%
INVESTMENT COMPANIES–1.8%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $1,095,714)	1,095,714	$1,095,714

TOTAL INVESTMENTS–101.3% (cost $48,092,364)		62,813,350
Other assets less liabilities–(1.3)%		(776,149)

NET ASSETS–100.0%		$62,037,201

5

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value Unaffiliated issuers (cost $46,996,650)	$61,717,636	(a)
Affiliated issuers (cost $1,095,714—investment of cash collateral for securities loaned)	1,095,714
Receivable for investment securities sold	735,891
Receivable for capital stock sold	22,460
Dividends and interest receivable	12,049
Receivable from class action settlement proceeds	23

Total assets	63,583,773

LIABILITIES
Payable for collateral received on securities loaned	1,095,714
Payable for investment securities purchased	177,780
Payable for capital stock redeemed	172,574
Advisory fee payable	35,416
Distribution fee payable	5,860
Administrative fee payable	5,263
Transfer Agent fee payable	158
Accrued expenses	53,807

Total liabilities	1,546,572

NET ASSETS	$62,037,201

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,852
Additional paid-in capital	36,613,843
Accumulated net investment loss	(303,707)
Accumulated net realized gain on investment transactions	11,003,227
Net unrealized appreciation on investments	14,720,986

	$62,037,201

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$31,308,508	1,415,523	$22.12
B	$30,728,693	1,436,426	$21.39

(a)	Includes securities on loan with a value of $1,079,805 (see Note E).

See notes to financial statements.

6

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$57,093
Affiliated issuers	1,137
Interest	74
Securities lending income	11,827

70,131

EXPENSES
Advisory fee (see Note B)	216,924
Distribution fee—Class B	35,588
Transfer agency—Class A	1,508
Transfer agency—Class B	1,461
Custodian	45,123
Administrative	21,667
Printing	17,189
Audit	16,503
Legal	14,024
Directors’ fees	2,265
Miscellaneous	1,586

Total expenses	373,838

Net investment loss	(303,707)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	1,767,226
Net change in unrealized appreciation/depreciation of investments	7,377,205

Net gain on investment transactions	9,144,431

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,840,724

See notes to financial statements.

7

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(303,707)		$(455,562)
Net realized gain on investment transactions	1,767,226		10,564,871
Net change in unrealized appreciation/depreciation of investments	7,377,205		(674,563)

Net increase in net assets from operations	8,840,724		9,434,746
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	–0	–	(1,011,897)
Class B	–0	–	(1,178,017)
CAPITAL STOCK TRANSACTIONS
Net decrease	(732,962)		(12,349,425)

Total increase (decrease)	8,107,762		(5,104,593)
NET ASSETS
Beginning of period	53,929,439		59,034,032

End of period (including accumulated net investment loss of ($303,707) and $0, respectively)	$62,037,201		$53,929,439

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

Effective February 1, 2013, the Portfolio is closed to new investments except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In

9

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A. 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$60,867,031		$–0	–	$–0	–	$60,867,031
Short-Term Investments	–0	–	850,605		–0	–	850,605
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,095,714		–0	–	–0	–	1,095,714

Total Investments in Securities	61,962,745		850,605		–0	–	62,813,350
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$61,962,745		$850,605		$–0	–	$62,813,350

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

10

AllianceBernstein Variable Products Series Fund

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2013, the reimbursement for such services amounted to $21,667.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2013 amounted to $50,907, of which $1 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$23,134,861		$24,348,169
U.S. government securities	–0	–	–0	–

12

AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$15,085,466
Gross unrealized depreciation	(364,480)

Net unrealized appreciation	$14,720,986

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2013.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2013, the Portfolio had securities on loan with a value of $1,079,805 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,095,714. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $11,827 and $1,137 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$3,204	$16,377	$18,485	$1,096	$1

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
Class A
Shares sold	95,036		969,895	$1,973,238		$18,413,926
Shares issued in reinvestment of distributions	–0	–	53,483	–0	–	1,011,897
Shares redeemed	(128,813)		(1,293,042)	(2,678,524)		(25,002,041)

Net decrease	(33,777)		(269,664)	$(705,286)		$(5,576,218)

Class B
Shares sold	152,508		678,372	$3,127,191		$12,428,150
Shares issued in reinvestment of distributions	–0	–	64,232	–0	–	1,178,017
Shares redeemed	(156,596)		(1,088,427)	(3,154,867)		(20,379,374)

Net decrease	(4,088)		(345,823)	$(27,676)		$(6,773,207)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2013.

14

AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Net long-term capital gains	$2,189,914	$–0	–

Total taxable distributions paid	$2,189,914	$–0	–

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net capital gain	$10,331,197
Unrealized appreciation/(depreciation)	6,248,585	(a)

Total accumulated earnings/(deficit)	$16,579,782

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2012, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

15

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.96	$17.09	$16.36	$11.95	$8.43	$15.48

Income From Investment Operations
Net investment loss (a)	(.10)	(.12)	(.15)	(.13)	(.13)	(.13)
Net realized and unrealized gain (loss) on investment transactions	3.26	2.69	.88	4.54	3.65	(6.92)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	3.16	2.57	.73	4.41	3.52	(7.05)

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(.70)	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$22.12	$18.96	$17.09	$16.36	$11.95	$8.43

Total Return
Total investment return based on net asset value (c)	16.67	%*	15.02%	4.46	%*	36.90	%*	41.76	%*	(45.54	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,308	$27,479	$29,369	$29,018	$22,876	$18,003
Ratio to average net assets of:
Expenses	1.17	%(d)	1.18%	1.18%	1.37	%(e)	1.62%	1.32%
Net investment loss	(.93	)%(d)	(.64)%	(.85)%	(1.00	)%(e)	(1.33)%	(1.02)%
Portfolio turnover rate	40%	105%	92%	95%	106%	129%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.36	$16.61	$15.94	$11.67	$8.26	$15.19

Income From Investment Operations
Net investment loss (a)	(.12)	(.16)	(.19)	(.16)	(.15)	(.15)
Net realized and unrealized gain (loss) on investment transactions	3.15	2.61	.86	4.43	3.56	(6.78)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	3.03	2.45	.67	4.27	3.41	(6.93)

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(.70)	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$21.39	$18.36	$16.61	$15.94	$11.67	$8.26

Total Return
Total investment return based on net asset value (c)	16.50	%*	14.73%	4.20	%*	36.59	%*	41.28	%*	(45.62	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,729	$26,450	$29,665	$29,128	$14,796	$11,111
Ratio to average net assets of:
Expenses	1.42	%(d)	1.43%	1.43%	1.62	%(e)	1.87%	1.60%
Net investment loss	(1.18	)%(d)	(.89)%	(1.11)%	(1.23	)%(e)	(1.58)%	(1.29)%
Portfolio turnover rate	40%	105%	92%	95%	106%	129%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2013 and years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.05%, 0.09%, 0.05%, 0.28% and 0.40%, respectively.

See notes to financial statements.

17

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

18

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with the Russell 2000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013 and (in the case of comparisons with the Index) the period since inception (August 1996 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 1st quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods, and in the 2nd quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio lagged the Index in the 1-year period, outperformed it in the 3-, 5- and 10-year periods, and essentially matched it in the period since inception. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had lagged the Lipper VA Small Cap Growth Funds Average and the Index. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that, although the institutional fee schedule started at a rate different from the Portfolio’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Portfolio. Application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate higher than the rate being paid by the Portfolio (including the impact of the expense reimbursement to the Adviser pursuant to the Advisory Agreement). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed,

19

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

information about the expense ratio of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it opportunistically uses ETFs when they represent the least expense way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 8 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s very small asset base of approximately $60 million impacted the Portfolio’s expense ratio. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/13 ($MIL)	Portfolio
Growth	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$58.9	Small Cap Growth Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

21

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $44,986 (0.075% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Small Cap Growth Portfolio	Class A 1.18% Class B 1.43%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$58.9	Small Cap Growth Schedule 1.00% on first $50m 0.85% on the next $50m 0.75% on the balance Minimum account size $25m	0.977%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.”Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

22

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio (“Cap Fund, Inc.—Small Cap Growth Portfolio”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Cap Fund, Inc.—Small Cap Growth Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small-Cap Growth Portfolio[7]	Cap Fund, Inc.—Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2013 net assets.

Portfolio	Sub-Advised Fund	Fee Schedule	Effective Sub-Adv. Fee	Portfolio Adv. Fee
Small Cap Growth Portfolio	Client #1[8],[9]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%
	Client #2	0.55% of average daily net assets	0.550%	0.750%
	Client #3	0.65% on 1st $25 million 0.60% on next $75 million 0.55% on the balance	0.621%	0.750%
	Client #4	0.45% of average daily net assets	0.450%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The advisory fee of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fee is based on the Portfolio’s average daily net assets and is paid on a monthly basis.
8	The client is an affiliate of the Adviser.

9	Assets are aggregated with other accounts of the client for purposes of calculating the investment advisory fee.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

23

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Small Cap Growth Portfolio	0.750	0.885	2/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

Portfolio	Expense Ratio (%)[15]	Lipper EG Median(%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Small Cap Growth Portfolio	1.180	0.998	14/14	0.957	40/40

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $74,116 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $225,253 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

16	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

25

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.17,18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2013.22

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small Cap Growth Portfolio
1 year	7.47	9.34	9.35	10/14	27/37
3 year	20.19	16.11	15.12	1/14	1/34
5 year	10.03	8.30	7.66	2/13	5/32
10 year	12.32	11.37	11.37	3/11	7/28

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	7.47	20.19	10.03	12.32	5.45	21.10	0.57	10
Russell 2000 Growth Index	11.17	15.77	7.83	11.22	5.42	19.67	0.58	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper.Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio

June 30, 2013

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,175.40	$4.37	0.81%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.78	$4.06	0.81%

Class B
Actual	$1,000	$1,173.50	$5.71	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.54	$5.31	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Men’s Wearhouse, Inc. (The)	$9,318,291	1.6%
Arrow Electronics, Inc.	8,928,392	1.5
Zions Bancorporation	8,834,681	1.5
Health Net, Inc./CA	8,765,137	1.5
TRW Automotive Holdings Corp.	8,598,665	1.5
Huntington Bancshares, Inc./OH	8,521,590	1.5
NV Energy, Inc.	8,428,943	1.5
Fidelity National Financial, Inc.—Class A	8,409,216	1.4
Popular, Inc.	8,333,167	1.4
Regal Entertainment Group—Class A	8,252,795	1.4

	$86,390,877	14.8%
SECTOR BREAKDOWN**

June 30, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$151,013,589	25.8%
Information Technology	113,385,980	19.3
Consumer Discretionary	106,804,844	18.2
Industrials	61,752,648	10.5
Materials	42,763,345	7.3
Energy	42,162,312	7.2
Utilities	29,386,573	5.0
Health Care	24,977,109	4.3
Consumer Staples	5,515,267	0.9
Short-Term Investments	8,848,684	1.5

Total Investments	$586,610,351	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%

FINANCIALS–25.8%
CAPITAL MARKETS–1.1%
E*Trade Financial Corp.(a)	498,800	$6,314,808

COMMERCIAL BANKS–10.1%
Associated Banc-Corp	290,280	4,513,854
CapitalSource, Inc.	589,350	5,528,103
Comerica, Inc.	200,710	7,994,279
First Niagara Financial Group, Inc.	779,010	7,844,631
Huntington Bancshares, Inc./OH	1,081,420	8,521,590
Popular, Inc.(a)	274,750	8,333,167
Susquehanna Bancshares, Inc.	341,864	4,392,952
Webster Financial Corp.	131,670	3,381,286
Zions Bancorporation	305,910	8,834,681

		59,344,543

INSURANCE–8.6%
Aspen Insurance Holdings Ltd.	219,660	8,147,189
Fidelity National Financial, Inc.–Class A	353,180	8,409,216
Genworth Financial, Inc.– Class A(a)	564,360	6,439,348
Reinsurance Group of America, Inc.–Class A	85,420	5,903,376
Torchmark Corp.	113,650	7,403,161
Unum Group	224,600	6,596,502
Validus Holdings Ltd.	212,050	7,659,246

		50,558,038

REAL ESTATE INVESTMENT TRUSTS (REITs)–6.0%
BioMed Realty Trust, Inc.	222,950	4,510,278
Camden Property Trust	51,650	3,571,081
LTC Properties, Inc.	146,450	5,718,872
Medical Properties Trust, Inc.	354,560	5,077,299
Mid-America Apartment Communities, Inc.	52,240	3,540,305
Plum Creek Timber Co., Inc.	92,810	4,331,443
RLJ Lodging Trust	357,800	8,046,922

		34,796,200

		151,013,589

INFORMATION TECHNOLOGY–19.4%
COMMUNICATIONS EQUIPMENT–0.8%
Harris Corp.	89,010	4,383,743

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–9.1%
Anixter International, Inc.(a)	73,540	5,575,067
Arrow Electronics, Inc.(a)	224,050	8,928,392
AU Optronics Corp. (Sponsored ADR)(a)	969,352	3,353,958
Avnet, Inc.(a)	232,320	7,805,952
Flextronics International Ltd.(a)	509,280	3,941,827
Insight Enterprises, Inc.(a)	307,184	5,449,444
Jabil Circuit, Inc.	327,820	6,680,972

TTM Technologies, Inc.(a)	477,922	$4,014,545
Vishay Intertechnology, Inc.(a)	548,010	7,611,859

		53,362,016

IT SERVICES–2.6%
Amdocs Ltd.	215,220	7,982,510
Convergys Corp.	293,370	5,113,439
VeriFone Systems, Inc.(a)	117,804	1,980,285

		15,076,234

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.6%
Amkor Technology, Inc.(a)(b)	567,970	2,391,153
Entegris, Inc.(a)	681,500	6,399,285
Lam Research Corp.(a)	159,150	7,056,711
Micron Technology, Inc.(a)	391,230	5,606,326
MKS Instruments, Inc.	156,118	4,143,372
SunEdison, Inc.(a)	909,930	7,434,128

		33,030,975

SOFTWARE–1.3%
Electronic Arts, Inc.(a)	327,950	7,533,012

		113,385,980

CONSUMER DISCRETIONARY–18.3%
AUTO COMPONENTS–4.7%
Dana Holding Corp.	287,800	5,543,028
Lear Corp.	123,260	7,452,300
Tenneco, Inc.(a)	124,850	5,653,208
TRW Automotive Holdings Corp.(a)	129,420	8,598,665

		27,247,201

AUTOMOBILES–1.3%
Thor Industries, Inc.	153,010	7,525,032

HOTELS, RESTAURANTS & LEISURE–2.2%
MGM Resorts International(a)	470,010	6,946,748
Royal Caribbean Cruises Ltd.	180,280	6,010,535

		12,957,283

HOUSEHOLD DURABLES–3.4%
Meritage Homes Corp.(a)	169,820	7,363,395
NVR, Inc.(a)	5,488	5,059,936
PulteGroup, Inc.(a)	384,050	7,285,429

		19,708,760

MEDIA–2.1%
Gannett Co., Inc.	160,890	3,935,369
Regal Entertainment Group–Class A	461,050	8,252,795

		12,188,164

SPECIALTY RETAIL–3.4%
Abercrombie & Fitch Co.– Class A	23,210	1,050,253
GameStop Corp.–Class A	93,170	3,915,935
Men’s Wearhouse, Inc. (The)	246,190	9,318,291
Office Depot, Inc.(a)	1,451,460	5,617,150

		19,901,629

3

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–1.2%
Jones Group, Inc. (The)	529,220	$7,276,775

		106,804,844

INDUSTRIALS–10.6%
COMMERCIAL SERVICES & SUPPLIES–2.3%
Avery Dennison Corp.	156,420	6,688,519
Steelcase, Inc.	444,520	6,481,102

		13,169,621

CONSTRUCTION & ENGINEERING–1.7%
Granite Construction, Inc.	202,130	6,015,389
Tutor Perini Corp.(a)	225,240	4,074,591

		10,089,980

ELECTRICAL EQUIPMENT–1.7%
EnerSys, Inc.	68,000	3,334,720
General Cable Corp.	213,350	6,560,513

		9,895,233

MACHINERY–2.5%
Terex Corp.(a)	246,870	6,492,681
Timken Co.	143,680	8,086,310

		14,578,991

ROAD & RAIL–1.3%
Con-way, Inc.	202,350	7,883,556

TRADING COMPANIES & DISTRIBUTORS–1.1%
Aircastle Ltd.	383,694	6,135,267

		61,752,648

MATERIALS–7.3%
CHEMICALS–3.2%
Axiall Corp.	127,590	5,432,782
Chemtura Corp.(a)	327,370	6,645,611
Huntsman Corp.	412,820	6,836,300

		18,914,693

CONTAINERS & PACKAGING–0.8%
Graphic Packaging Holding Co.(a)	584,010	4,520,237

METALS & MINING–3.3%
Commercial Metals Co.	450,020	6,646,795
Reliance Steel & Aluminum Co.	94,685	6,207,549
Steel Dynamics, Inc.	434,210	6,474,071

		19,328,415

		42,763,345

ENERGY–7.2%
ENERGY EQUIPMENT & SERVICES–3.2%
Bristow Group, Inc.	81,160	5,301,371
Helix Energy Solutions Group, Inc.(a)	318,460	7,337,319
Helmerich & Payne, Inc.	101,980	6,368,651

		19,007,341

Company	Shares	U.S. $ Value

OIL, GAS & CONSUMABLE FUELS–4.0%
Bill Barrett Corp.(a)(b)	260,370	$5,264,681
Cimarex Energy Co.	112,420	7,306,176
Stone Energy Corp.(a)	160,420	3,534,053
Western Refining, Inc.	251,160	7,050,061

		23,154,971

		42,162,312

UTILITIES–5.0%
ELECTRIC UTILITIES–2.6%
NV Energy, Inc.	359,290	8,428,943
PNM Resources, Inc.	307,830	6,830,748

		15,259,691

GAS UTILITIES–2.4%
Atmos Energy Corp.	160,430	6,587,256
UGI Corp.	192,780	7,539,626

		14,126,882

		29,386,573

HEALTH CARE–4.3%
HEALTH CARE PROVIDERS & SERVICES–4.3%
Health Net, Inc./CA(a)	275,460	8,765,137
LifePoint Hospitals, Inc.(a)	165,555	8,085,706
Universal Health Services, Inc.–Class B	121,360	8,126,266

		24,977,109

CONSUMER STAPLES–0.9%
FOOD PRODUCTS–0.9%
Dole Food Co., Inc.(a)	432,570	5,515,267

Total Common Stocks (cost $472,042,305)		577,761,667

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.5%
TIME DEPOSIT–1.5%
State Street Time Deposit 0.01%, 7/01/13 (cost $8,848,684)	$8,849	8,848,684

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.3% (cost $480,890,989)		586,610,351

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.5%
INVESTMENT COMPANIES–1.5%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $8,911,077)	8,911,077	$8,911,077

TOTAL INVESTMENTS–101.8% (cost $489,802,066)		595,521,428
Other assets less liabilities–(1.8)%		(10,472,202)

NET ASSETS–100.0%		$585,049,226

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $480,890,989)	$586,610,351	(a)
Affiliated issuers (cost $8,911,077—investment of cash collateral for securities loaned)	8,911,077
Receivable for investment securities sold	3,048,435
Dividends and interest receivable	519,604
Receivable for capital stock sold	485,528

Total assets	599,574,995

LIABILITIES
Payable for collateral received on securities loaned	7,005,597
Payable for investment securities purchased	4,607,946
Collateral due to Securities Lending Agent	1,905,480
Payable for capital stock redeemed	496,905
Advisory fee payable	336,314
Distribution fee payable	77,256
Administrative fee payable	7,807
Transfer Agent fee payable	154
Accrued expenses	88,310

Total liabilities	14,525,769

NET ASSETS	$585,049,226

COMPOSITION OF NET ASSETS
Capital stock, at par	$28,305
Additional paid-in capital	410,070,323
Undistributed net investment income	4,966,496
Accumulated net realized gain on investment transactions	64,264,740
Net unrealized appreciation on investments	105,719,362

	$585,049,226

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$181,098,910	8,721,186	$20.77
B	$403,950,316	19,583,466	$20.63

(a)	Includes securities on loan with a value of $6,675,610 (see Note E).

See notes to financial statements.

6

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$4,427,608
Affiliated issuers	6,469
Interest	464
Securities lending income	97,143

4,531,684

EXPENSES
Advisory fee (see Note B)	2,096,889
Distribution fee—Class B	481,277
Transfer agency—Class A	1,177
Transfer agency—Class B	2,600
Custodian	61,020
Printing	42,068
Administrative	22,018
Legal	19,476
Audit	18,856
Directors’ fees	2,265
Miscellaneous	6,701

Total expenses	2,754,347

Net investment income	1,777,337

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	32,439,917
Net change in unrealized appreciation/depreciation of investments	53,158,632

Net gain on investment transactions	85,598,549

NET INCREASE IN NET ASSETS FROM OPERATIONS	$87,375,886

See notes to financial statements.

7

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$1,777,337		$2,906,031
Net realized gain on investment transactions	32,439,917		34,604,067
Net change in unrealized appreciation/depreciation of investments	53,158,632		45,967,479

Net increase in net assets from operations	87,375,886		83,477,577
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(851,210)
Class B	–0	–	(968,496)
Net realized gain on investment transactions
Class A	–0	–	(4,960,815)
Class B	–0	–	(10,712,748)
CAPITAL STOCK TRANSACTIONS
Net decrease	(6,942,548)		(37,267,033)

Total increase	80,433,338		28,717,275
NET ASSETS
Beginning of period	504,615,888		475,898,613

End of period (including undistributed net investment income of $4,966,496 and $3,189,159, respectively)	$585,049,226		$504,615,888

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

9

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A. 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$577,761,667		$–0	–	$–0	–	$577,761,667
Short-Term Investments	–0	–	8,848,684		–0	–	8,848,684
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,911,077		–0	–	–0	–	8,911,077

Total Investments in Securities	586,672,744		8,848,684		–0	–	595,521,428
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$586,672,744		$8,848,684		$–0	–	$595,521,428

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

10

AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2013, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2013, the reimbursement for such services amounted to $22,018.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2013 amounted to $504,801, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$155,158,452		$162,179,148
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$116,076,155
Gross unrealized depreciation	(10,356,793)

Net unrealized appreciation	$105,719,362

12

AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2013.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2013, the Portfolio had securities on loan with a value of $6,675,610 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $8,911,077. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $97,143 and $6,469 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$6,422	$55,874	$53,385	$8,911	$6

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
Class A
Shares sold	1,222,695		1,122,960	$24,220,247		$18,970,347
Shares issued in reinvestment of dividends and distributions	–0	–	356,566	–0	–	5,812,025
Shares redeemed	(1,375,977)		(2,421,507)	(27,316,494)		(40,598,442)

Net decrease	(153,282)		(941,981)	$(3,096,247)		$(15,816,070)

Class B
Shares sold	1,736,290		2,003,207	$34,282,587		$33,615,199
Shares issued in reinvestment of dividends and distributions	–0	–	720,176	–0	–	11,681,244
Shares redeemed	(1,940,060)		(4,017,175)	(38,128,888)		(66,747,406)

Net decrease	(203,770)		(1,293,792)	$(3,846,301)		$(21,450,963)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2013.

14

AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$1,817,886	$1,713,105
Net long-term capital gains	15,675,383	–0	–

Total taxable distributions paid	$17,493,269	$1,713,105

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$15,327,358
Undistributed net capital gain	22,855,201
Unrealized appreciation/(depreciation)	49,392,153	(a)

Total accumulated earnings/(deficit)	$87,574,712

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2012, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

15

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.67	$15.46	$16.95	$13.41	$9.92	$17.11

Income From Investment Operations
Net investment income (a)	.08	.13	.09	.08	.08	.13
Net realized and unrealized gain (loss) on investment transactions	3.02	2.72	(1.50)	3.52	4.01	(5.63)

Net increase (decrease) in net asset value from operations	3.10	2.85	(1.41)	3.60	4.09	(5.50)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.10)	(.08)	(.06)	(.12)	(.11)
Distributions from net realized gain on investment transactions	–0	–	(.54)	–0	–	–0	–	(.48)	(1.58)

Total dividends and distributions	–0	–	(.64)	(.08)	(.06)	(.60)	(1.69)

Net asset value, end of period	$20.77	$17.67	$15.46	$16.95	$13.41	$9.92

Total Return
Total investment return based on net asset value (b)	17.54%	18.75%	(8.39)%	26.91%	42.86%	(35.58)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$181,099	$156,832	$151,754	$174,068	$134,291	$99,957
Ratio to average net assets of:
Expenses	.81	%(c)	.82%	.83%	.84	%(d)	.87%	.86%
Net investment income	.81	%(c)	.75%	.56%	.56	%(d)	.70%	.95%
Portfolio turnover rate	28%	50%	70%	54%	58%	49%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.58	$15.38	$16.87	$13.36	$9.87	$17.03

Income From Investment Operations
Net investment income (a)	.05	.08	.05	.05	.05	.10
Net realized and unrealized gain (loss) on investment transactions	3.00	2.71	(1.50)	3.50	4.01	(5.61)

Net increase (decrease) in net asset value from operations	3.05	2.79	(1.45)	3.55	4.06	(5.51)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.05)	(.04)	(.04)	(.09)	(.07)
Distributions from net realized gain on investment transactions	–0	–	(.54)	–0	–	–0	–	(.48)	(1.58)

Total dividends and distributions	–0	–	(.59)	(.04)	(.04)	(.57)	(1.65)

Net asset value, end of period	$20.63	$17.58	$15.38	$16.87	$13.36	$9.87

Total Return
Total investment return based on net asset value (b)	17.35%	18.47%	(8.62)%	26.59%	42.66%	(35.75)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$403,950	$347,784	$324,145	$378,436	$264,635	$202,997
Ratio to average net assets of:
Expenses	1.06	%(c)	1.07%	1.08%	1.09	%(d)	1.12%	1.11%
Net investment income	.56	%(c)	.51%	.31%	.31	%(d)	.42%	.72%
Portfolio turnover rate	28%	50%	70%	54%	58%	49%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

17

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly

18

AllianceBernstein Variable Products Series Fund

available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013 and (in the case of comparisons with the indices) the period since inception (May 2001 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 5-year period, and 3rd out of 4 of the Performance Group and in the 3rd quintile of the Performance Universe for the 10-year period. The directors noted the small number of other funds in the Performance Group. The Portfolio lagged the Russell 2500 Value Index in the 1- and 3-year periods, essentially matched it in the 5-year period, and outperformed it in the 10-year period and in the period since inception. It outperformed the Russell 2500 Index in the 1-year period and in the period since inception, almost matched it in the 5-year period, and lagged it in the 3- and 10-year periods. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper VA Small-Cap Value Funds Average and the indices. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that, although the institutional fee schedule started at a rate different from the Portfolio’s starting fee rate, it had more breakpoints starting at lower asset levels than the fee schedule applicable to the Portfolio. The application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

19

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/13 ($MIL)	Portfolio
Specialty	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$576.2	Small/Mid Cap Value Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

21

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $45,506 (0.009% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update or May 1st of each year. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20%	0.83%	December 31
	Class B 1.45%	1.08%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

22

AllianceBernstein Variable Products Series Fund

addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	$576.2	Small & Mid Cap Value Schedule 0.95% on first $25m 0.75% on the next $25m 0.65% on the next $50m 0.55% on the balance	0.585%	0.750%
		Minimum account size $25m

The Adviser also manages AllianceBernstein Discovery Value Fund, Inc. (“Discovery Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Discovery Value Fund, Inc., and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Discovery Value Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2013 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Client # 1	0.50% on the first $250 million 0.40% on the balance	0.472%	0.750%

	Client #2	0.95% on the first $10 million 0.75% on the next $40 million 0.65% on the next $50 million 0.55% on the balance	0.580%	0.750%

	Client #3	0.61% on the first $150 million 0.50% on the balance	0.529%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different feel level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management generally required by a registered investment company.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

23

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8,9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.10,11

Portfolio	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Small/Mid Cap Value Portfolio	0.750	0.804	4/12

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU.13 The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Small/Mid Cap Value Portfolio	0.824	0.874	4/12	0.879	8/30

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund

11	The Portfolio’s EG includes the Portfolio, five other VIP Small-Cap Value funds (“SCVE”) and six VIP Mid-Cap Value funds (“MCVE”).

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

13	The Portfolio’s EU includes the Portfolio, EG and all other VIP SCVE and VIP MCVE funds, excluding outliers.

14	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased slightly during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $846,302 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $2,025,374 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.15

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

15	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

25

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.16,17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2013.21

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

20	The Portfolio’s PG/PU are not identical to the Portfolio’s respective EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

21	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26

AllianceBernstein Variable Products Series Fund

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small/Mid Cap Value Portfolio
1 year	17.00	14.87	14.40	1/6	2/15
3 year	13.16	12.97	12.97	3/6	7/14
5 year	7.86	7.14	7.38	3/6	4/13
10 year	11.84	12.29	11.84	3/4	5/9

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmarks.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

						Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	17.00	13.16	7.86	11.84	9.88	20.30	0.57	10
Russell 2500 Value Index	18.92	15.19	7.82	11.72	8.81	18.73	0.59	10
Russell 2500 Index	15.17	15.75	7.92	11.92	7.75	N/A	N/A	N/A
Inception Date: May 2, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through February 22, 2013.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio

June 30, 2013

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,187.20	$3.90	0.72%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.22	$3.61	0.72%

Class B
Actual	$1,000	$1,185.00	$5.26	0.97%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.98	$4.86	0.97%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$8,718,775	5.6%
Pfizer, Inc.	5,996,941	3.8
JPMorgan Chase & Co.	4,983,376	3.2
Wells Fargo & Co.	4,787,320	3.1
General Electric Co.	4,668,147	3.0
Chevron Corp.	4,437,750	2.9
Bank of America Corp.	4,279,808	2.7
Citigroup, Inc.	4,211,766	2.7
Hewlett-Packard Co.	3,286,000	2.1
Capital One Financial Corp.	3,140,500	2.0

	$48,510,383	31.1%

SECTOR BREAKDOWN**

June 30, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$43,902,938	28.0%
Consumer Discretionary	26,072,473	16.7
Energy	22,573,097	14.4
Health Care	20,911,252	13.4
Information Technology	9,950,870	6.3
Industrials	8,802,724	5.6
Materials	6,377,946	4.1
Utilities	6,085,672	3.9
Consumer Staples	5,572,759	3.6
Telecommunication Services	4,324,548	2.8
Short-Term Investments	1,915,603	1.2

Total Investments	$156,489,882	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.1%

FINANCIALS–28.1%
CAPITAL MARKETS–1.3%
Goldman Sachs Group, Inc. (The)	8,800	$1,331,000
State Street Corp.	10,000	652,100

		1,983,100

COMMERCIAL BANKS–5.8%
CIT Group, Inc.(a)	57,100	2,662,573
Fifth Third Bancorp	19,800	357,390
KeyCorp	24,700	272,688
Regions Financial Corp.	36,700	349,751
US Bancorp/MN	18,800	679,620
Wells Fargo & Co.	116,000	4,787,320

		9,109,342

CONSUMER FINANCE–3.3%
Capital One Financial Corp.	50,000	3,140,500
Discover Financial Services	43,000	2,048,520

		5,189,020

DIVERSIFIED FINANCIAL SERVICES–8.6%
Bank of America Corp.	332,800	4,279,808
Citigroup, Inc.	87,800	4,211,766
JPMorgan Chase & Co.	94,400	4,983,376

		13,474,950

INSURANCE–9.1%
American International Group, Inc.(a)	50,700	2,266,290
Berkshire Hathaway, Inc.(a)	11,900	1,331,848
Chubb Corp. (The)	25,400	2,150,110
Everest Re Group Ltd.	11,400	1,462,164
Fidelity National Financial, Inc.–Class A	45,900	1,092,879
Genworth Financial, Inc.–Class A(a)	95,100	1,085,091
MetLife, Inc.	6,800	311,168
PartnerRe Ltd.	19,300	1,747,808
Progressive Corp. (The)	11,600	294,872
Reinsurance Group of America, Inc.–Class A	17,600	1,216,336
Torchmark Corp.	5,600	364,784
Travelers Cos., Inc. (The)	10,300	823,176

		14,146,526

		43,902,938

CONSUMER DISCRETIONARY–16.7%
AUTO COMPONENTS–2.5%
Lear Corp.	17,200	1,039,912
Magna International, Inc. (New York)–Class A	19,400	1,381,668
TRW Automotive Holdings Corp.(a)	22,200	1,474,968

		3,896,548

AUTOMOBILES–1.7%
Ford Motor Co.	168,100	2,600,507

HOUSEHOLD DURABLES–1.2%
PulteGroup, Inc.(a)	95,700	$1,815,429

MEDIA–6.2%
Comcast Corp.–Class A	23,100	967,428
Gannett Co., Inc.	24,800	606,608
Liberty Global PLC(a)	8,133	602,493
Liberty Global PLC(a)	15,000	1,018,350
News Corp.–Class A	57,000	1,858,200
Regal Entertainment Group–Class A	23,000	411,700
Time Warner Cable, Inc.–Class A	13,000	1,462,240
Time Warner, Inc.	18,700	1,081,234
Viacom, Inc.–Class B	25,300	1,721,665

		9,729,918

MULTILINE RETAIL–1.3%
Macy’s, Inc.	43,700	2,097,600

SPECIALTY RETAIL–3.8%
Abercrombie & Fitch Co.–Class A	6,500	294,125
GameStop Corp.–Class A	31,100	1,307,133
Home Depot, Inc. (The)	2,900	224,663
Lowe’s Cos., Inc.	34,500	1,411,050
Staples, Inc.	13,400	212,524
TJX Cos., Inc.	49,600	2,482,976

		5,932,471

		26,072,473

ENERGY–14.5%
ENERGY EQUIPMENT & SERVICES–2.3%
Diamond Offshore Drilling, Inc.	20,100	1,382,679
Halliburton Co.	33,000	1,376,760
Helix Energy Solutions Group, Inc.(a)	34,600	797,184

		3,556,623

OIL, GAS & CONSUMABLE FUELS–12.2%
Chevron Corp.	37,500	4,437,750
Exxon Mobil Corp.	96,500	8,718,775
HollyFrontier Corp.	4,300	183,954
Marathon Petroleum Corp.	28,300	2,010,998
Phillips 66	11,900	701,029
Royal Dutch Shell PLC (ADR)	17,900	1,142,020
Valero Energy Corp.	52,400	1,821,948

		19,016,474

		22,573,097

HEALTH CARE–13.4%
BIOTECHNOLOGY–0.8%
Vertex Pharmaceuticals, Inc.(a)	15,000	1,198,050

HEALTH CARE EQUIPMENT & SUPPLIES–1.3%
Medtronic, Inc.	40,400	2,079,388

HEALTH CARE PROVIDERS & SERVICES–3.7%
Aetna, Inc.	29,400	1,868,076
Health Net, Inc./CA(a)	28,800	916,416

3

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

WellPoint, Inc.	36,100	$2,954,424

		5,738,916

PHARMACEUTICALS–7.6%
Johnson & Johnson	34,500	2,962,170
Merck & Co., Inc.	35,900	1,667,555
Pfizer, Inc.	214,100	5,996,941
Roche Holding AG (Sponsored ADR)	20,500	1,268,232

		11,894,898

		20,911,252

INFORMATION TECHNOLOGY–6.4%
COMMUNICATIONS EQUIPMENT–0.6%
Harris Corp.	18,300	901,275

COMPUTERS & PERIPHERALS–2.1%
Hewlett-Packard Co.	132,500	3,286,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.8%
Applied Materials, Inc.	133,700	1,993,467
Micron Technology, Inc.(a)	56,300	806,779

		2,800,246

SOFTWARE–1.9%
CA, Inc.	9,600	274,848
Electronic Arts, Inc.(a)	60,600	1,391,982
Symantec Corp.	57,700	1,296,519

		2,963,349

		9,950,870

INDUSTRIALS–5.6%
AEROSPACE & DEFENSE–0.3%
Northrop Grumman Corp.	6,700	554,760

AIRLINES–0.8%
Delta Air Lines, Inc.(a)	68,800	1,287,248

INDUSTRIAL CONGLOMERATES–3.0%
General Electric Co.	201,300	4,668,147

MACHINERY–1.5%
Illinois Tool Works, Inc.	22,900	1,583,993
Parker Hannifin Corp.	2,000	190,800
Timken Co.	9,200	517,776

		2,292,569

		8,802,724

MATERIALS–4.1%
CHEMICALS–3.2%
Axiall Corp.	29,500	1,256,110
Huntsman Corp.	69,000	1,142,640
LyondellBasell Industries NV	38,800	2,570,888

		4,969,638

CONTAINERS & PACKAGING–0.9%
Rock Tenn Co.	14,100	$1,408,308

		6,377,946

UTILITIES–3.9%
ELECTRIC UTILITIES–2.9%
American Electric Power Co., Inc.	19,000	850,820
Edison International	32,300	1,555,568
NV Energy, Inc.	89,400	2,097,324

		4,503,712

GAS UTILITIES–0.8%
Atmos Energy Corp.	32,000	1,313,920

MULTI-UTILITIES–0.2%
DTE Energy Co.	4,000	268,040

		6,085,672

CONSUMER STAPLES–3.6%
FOOD & STAPLES RETAILING–1.8%
CVS Caremark Corp.	4,700	268,746
Kroger Co. (The)	70,500	2,435,070

		2,703,816

HOUSEHOLD PRODUCTS–0.9%
Procter & Gamble Co. (The)	18,700	1,439,713

TOBACCO–0.9%
Philip Morris International, Inc.	16,500	1,429,230

		5,572,759

TELECOMMUNICATION SERVICES–2.8%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.7%
AT&T, Inc.	74,100	2,623,140

WIRELESS TELECOMMUNICATION SERVICES–1.1%
Vodafone Group PLC (Sponsored ADR)	59,200	1,701,408

		4,324,548

Total Common Stocks (cost $121,888,346)		154,574,279

4

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–1.2%
TIME DEPOSIT–1.2%
State Street Time Deposit 0.01%, 7/01/13 (cost $1,915,603)	$1,916	$1,915,603

TOTAL INVESTMENTS–100.3% (cost $123,803,949)		156,489,882
Other assets less liabilities–(0.3)%		(507,738)

NET ASSETS–100.0%		$155,982,144

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $123,803,949)	$156,489,882
Receivable for investment securities sold	448,336
Dividends and interest receivable	247,124
Receivable for capital stock sold	2,091

Total assets	157,187,433

LIABILITIES
Payable for investment securities purchased	801,265
Payable for capital stock redeemed	217,464
Advisory fee payable	67,685
Distribution fee payable	30,402
Administrative fee payable	7,283
Transfer Agent fee payable	179
Accrued expenses	81,011

Total liabilities	1,205,289

NET ASSETS	$155,982,144

COMPOSITION OF NET ASSETS
Capital stock, at par	$12,489
Additional paid-in capital	179,413,896
Undistributed net investment income	4,078,306
Accumulated net realized loss on investment and foreign currency transactions	(60,208,480)
Net unrealized appreciation on investments	32,685,933

$155,982,144

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,887,296	149,606	$12.62
B	$154,094,848	12,339,188	$12.49

See notes to financial statements.

6

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $17,703)	$1,952,321
Affiliated issuers	744
Interest	49
Securities lending income	11,536

1,964,650

EXPENSES
Advisory fee (see Note B)	448,513
Distribution fee—Class B	201,664
Transfer agency—Class A	31
Transfer agency—Class B	2,853
Custodian	41,671
Printing	30,385
Administrative	21,496
Legal	16,714
Audit	16,614
Directors’ fees	2,265
Miscellaneous	3,576

Total expenses	785,782

Net investment income	1,178,868

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	10,723,991
Net change in unrealized appreciation/depreciation of investments	15,907,230

Net gain on investment transactions	26,631,221

NET INCREASE IN NET ASSETS FROM OPERATIONS	$27,810,089

See notes to financial statements.

7

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$1,178,868		$2,903,480
Net realized gain on investment and foreign currency transactions	10,723,991		9,812,887
Net change in unrealized appreciation/depreciation of investments	15,907,230		12,001,916

Net increase in net assets from operations	27,810,089		24,718,283
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(29,034)
Class B	–0	–	(2,792,590)
CAPITAL STOCK TRANSACTIONS
Net decrease	(31,280,624)		(39,143,747)

Total decrease	(3,470,535)		(17,247,088)
NET ASSETS
Beginning of period	159,452,679		176,699,767

End of period (including undistributed net investment income of $4,078,306 and $2,899,438, respectively)	$155,982,144		$159,452,679

See notes to financial statements.

8

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

9

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A. 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$154,574,279		$–0	–	$–0	–	$154,574,279
Short-Term Investments	–0	–	1,915,603		–0	–	1,915,603

Total Investments in Securities	154,574,279		1,915,603		–0	–	156,489,882
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$154,574,279		$1,915,603		$–0	–	$156,489,882

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

10

AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2013, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2013, the reimbursement for such services amounted to $21,496.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2013 amounted to $96,770, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)...................	$38,778,985		$69,567,661
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$34,111,474
Gross unrealized depreciation	(1,425,541)

Net unrealized appreciation	$32,685,933

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

12

AllianceBernstein Variable Products Series Fund

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2013.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of June 30, 2013, the Portfolio had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $11,536 and $744 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$816	$20,341	$21,157	$0	$1

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
Class A
Shares sold	13,984		3,550	$163,893		$36,002
Shares issued in reinvestment of dividends	–0	–	2,895	–0	–	29,034
Shares redeemed	(8,497)		(24,236)	(100,303)		(248,107)

Net increase (decrease)	5,487		(17,791)	$63,590		$(183,071)

Class B
Shares sold	170,670		316,889	$1,977,859		$3,142,785
Shares issued in reinvestment of dividends	–0	–	280,662	–0	–	2,792,591
Shares redeemed	(2,813,659)		(4,484,363)	(33,322,073)		(44,896,052)

Net decrease	(2,642,989)		(3,886,812)	$(31,344,214)		$(38,960,676)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2013.

14

AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$2,821,624	$2,319,658

Total taxable distributions paid	$2,821,624	$2,319,658

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,899,438
Accumulated capital and other losses	(70,487,891	)(a)
Unrealized appreciation/(depreciation)	16,334,123	(b)

Total accumulated earnings/(deficit)	$(51,254,330)

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $70,487,891. During the fiscal year, the Portfolio utilized $9,482,255 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $70,487,891 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 70,487,891	n/a	2017

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

15

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.63	$9.37	$9.84	$8.97	$7.67	$13.92

Income From Investment Operations
Net investment income (a)	.10	.20	.17	.12	.16	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.89	1.26	(.50)	.93	1.41	(5.62)

Net increase (decrease) in net asset value from operations	1.99	1.46	(.33)	1.05	1.57	(5.35)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.20)	(.14)	(.18)	(.27)	(.28)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	–0	–	(.62)

Total dividends and distributions	–0	–	(.20)	(.14)	(.18)	(.27)	(.90)

Net asset value, end of period	$12.62	$10.63	$9.37	$9.84	$8.97	$7.67

Total Return
Total investment return based on net asset value (b)	18.72	%*	15.73%	(3.50)%	11.81	%*	21.12	%*	(40.83	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,887	$1,533	$1,517	$1,707	$1,594	$1,490
Ratio to average net assets of:
Expenses	.72	%(c)	.72%	.71%	.71	%(d)	.70%	.67%
Net investment income	1.70	%(c)	1.98%	1.78%	1.37	%(d)	2.09%	2.46%
Portfolio turnover rate	24%	40%	62%	73%	64%	33%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.54	$9.28	$9.75	$8.90	$7.59	$13.79

Income From Investment Operations
Net investment income (a)	.08	.17	.15	.10	.14	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.87	1.26	(.50)	.91	1.41	(5.58)

Net increase (decrease) in net asset value from operations	1.95	1.43	(.35)	1.01	1.55	(5.34)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.17)	(.12)	(.16)	(.24)	(.24)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	–0	–	(.62)

Total dividends and distributions	–0	–	(.17)	(.12)	(.16)	(.24)	(.86)

Net asset value, end of period	$12.49	$10.54	$9.28	$9.75	$8.90	$7.59

Total Return
Total investment return based on net asset value (b)	18.50	%*	15.54%	(3.78)%	11.42	%*	21.04	%*	(41.01	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$154,095	$157,920	$175,183	$212,522	$213,827	$197,080
Ratio to average net assets of:
Expenses	.97	%(c)	.97%	.96%	.96	%(d)	.95%	.92%
Net investment income	1.44	%(c)	1.72%	1.51%	1.12	%(d)	1.84%	2.24%
Portfolio turnover rate	24%	40%	62%	73%	64%	33%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2013 and years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.06%, 0.01%, 0.02% and 0.02%, respectively.

See notes to financial statements.

17

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Value Portfolio (the “Portfolio”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

18

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013 and (in the case of comparisons with the Index) the period since inception (July 2002 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5- and 10-year periods. The Portfolio lagged the Index in all periods. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper VA Large-Cap Value Funds Average and the Index. Based on their review, the directors concluded that the Portfolio’s performance in the 1-year period was acceptable. The directors determined to continue to monitor the Portfolio’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that, although the institutional fee schedule started at a rate different from the Portfolio’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Portfolio. The application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

19

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/13 ($MIL)	Portfolio
Value	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$167.8	Value Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

21

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $45,169 (0.027% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update or May 1st of each year. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20% Class B 1.45%	0.72% 0.97%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

22

AllianceBernstein Variable Products Series Fund

addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Value Portfolio	$167.8	U.S. Diversified Value Schedule 0.65% on first $25m 0.50% on the next $25m 0.40% on the next $50m 0.30% on the next $100m 0.25% on the balance Minimum account size $25m	0.412%	0.550%

The Adviser also manages AllianceBernstein Value Fund, Inc. (“Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Value Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Value Portfolio	Value Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fees and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2013 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Value Portfolio	Client # 1[7]	0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.413%	0.550%

	Client #2[7]	0.30% of the average daily net assets	0.300%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The client is an affiliate of the Adviser.

23

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
Value Portfolio	0.550%	0.745%	1/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Value Portfolio	0.722%	0.775%	3/13	0.763%	12/32

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2012, relative to 2011.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $418,618 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $1,117,197 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2012.

25

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2013.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Value Portfolio
1 year	14.28	14.28	14.66	7/13	17/28
3 year	10.25	11.19	11.18	9/13	22/27
5 year	1.15	2.93	3.33	12/13	24/25
10 year	6.18	8.41	8.09	11/11	22/22

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown23.

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

						Volatility (%)	Sharpe (%)
Value Portfolio	14.28	10.25	1.15	6.18	6.20	16.39	0.34	10
Russell 1000 Value Index	17.63	13.66	3.88	8.77	8.50	15.68	0.50	10
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: August 12, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 12, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 12, 2013